As filed with the Securities and Exchange Commission on July 22, 2005
                     Registration Nos. 2-99810 and 811-04391
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]
         Pre-Effective Amendment                              [ ]
         Post-Effective Amendment No. 84                      [x}

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                   [x]
         Amendment No. 82                                     [x]

                                   PBHG FUNDS
         (Exact name of registrant as specified in Declaration of Trust)

               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code (610) 647-4100

                                David J. Bullock
                           Liberty Ridge Capital, Inc.
               1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087
                     (Name and Address of Agent For Service)

                                   Copies to:

     William H. Rheiner, Esq.           and to            John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll                    Liberty Ridge Capital, Inc.
  1735 Market Street, 51st Floor                       1400 Liberty Ridge Drive
   Philadelphia, PA 19103-7599                             Wayne, PA 19087
          (215) 864-8600                                    (610) 647-4100

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Filing.

It is proposed that this filing will become effective (check appropriate box)

[x]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on [date] pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Common Stock

[LOGO]

                              PBHG FUNDS PROSPECTUS
                                 JULY 22, 2005

                               (PBHG CLASS SHARES)

GROWTH FUNDS
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
(formerly known as PBHG Large Cap 20 Fund)
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund

BLEND FUNDS
Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

VALUE FUNDS
Clipper Focus Fund
TS&W Small Cap Value Fund

SPECIALTY FUNDS
Heitman REIT Fund
PBHG Technology & Communications Fund

FIXED-INCOME FUNDS
Dwight Intermediate Fixed Income Fund
Dwight Short Term Fixed Income Fund
(formerly known as PBHG IRA Capital Preservation Fund)

MONEY MARKET FUND
PBHG Cash Reserves Fund


The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

PBHG Pro -- 7/05

An Introduction to the PBHG Funds(R) and this Prospectus.

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund).

INVESTMENT ADVISER

Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") (formerly known as Pilgrim Baxter & Associates, Ltd.) is the investment adviser for each Fund. Liberty Ridge Capital has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 94 of this Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE

PBHG EMERGING GROWTH FUND.....................................................1
PBHG GROWTH FUND.............................................................10
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS
   PBHG LARGE CAP 20 FUND)...................................................19
PBHG LARGE CAP GROWTH FUND...................................................29
PBHG SELECT GROWTH FUND......................................................37
PBHG STRATEGIC SMALL COMPANY FUND............................................46
ANALYTIC DISCIPLINED EQUITY FUND.............................................56
PBHG FOCUSED FUND............................................................67
PBHG LARGE CAP FUND..........................................................76
PBHG MID-CAP FUND............................................................85
PBHG SMALL CAP FUND..........................................................94
CLIPPER FOCUS FUND..........................................................103
TS&W SMALL CAP VALUE FUND...................................................113
HEITMAN REIT FUND...........................................................125
PBHG TECHNOLOGY & COMMUNICATIONS FUND.......................................137
DWIGHT INTERMEDIATE FIXED INCOME FUND.......................................147
DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS
   PBHG IRA CAPITAL PRESERVATION FUND)                                      156
PBHG CASH RESERVES FUND.....................................................168
THE INVESTMENT ADVISER......................................................213
THE PORTFOLIO MANAGERS......................................................222
YOUR INVESTMENT.............................................................235
POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING............................235
VALUING PORTFOLIO SECURITIES................................................242
PRICING FUND SHARES - NET ASSET VALUE (NAV).................................242
BUYING SHARES...............................................................243
SELLING SHARES..............................................................245
GENERAL POLICIES............................................................248
DISTRIBUTION AND TAXES......................................................256
REVENUE SHARING.............................................................258
FINANCIAL HIGHLIGHTS........................................................261

PBHG EMERGING GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Growth Index had market capitalizations between $20 million and $4.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

        1995             48.45%
        1996             17.08%
        1997             -3.67%
        1998              3.00%
        1999             48.34%
        2000            -25.22%
        2001            -32.56%
        2002            -47.60%
        2003             56.62%
        2004              0.68%

The Fund's year-to-date return as of June 30, 2005 was -0.30%

BEST QUARTER:                      Q4 1999    45.85%
WORST QUARTER:                     Q3 2001   (34.44)%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Past             Past                Past
                                                                1 Year           5 Years            10 Years
                                                                ------           -------            --------
Emerging Growth Fund
         PBHG Class
         Before Taxes                                             0.68%          -16.06%             0.64%

                                                                 Past             Past                Past
                                                                1 Year           5 Years            10 Years
                                                                ------           -------            --------
Emerging Growth Fund
         PBHG Class
         After Taxes on Distributions                             0.68%          -16.44%             0.07%
Emerging Growth Fund
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*                                 0.45%          -12.85%             0.44%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                14.31%           -3.57%             7.12%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                     2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                             0.85%
Distribution and/or Service (12b-1) Fees                                                  Not Applicable
Other Expenses                                                                              0.60%(2)
Total Annual Operating Expenses                                                             1.45%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.47%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $148         $300        $459         $622            $792

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $968        $1150        $1338        $1533          $1735

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------

                          CUMULATIVE PERFORMANCE WITHOUT THE              CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES                DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------                ------------------------------

          1                             5.00%                                          3.55%
          2                            10.25%                                          7.23%
          3                            15.76%                                         11.03%
          4                            21.55%                                         14.97%
          5                            27.63%                                         19.06%
          6                            34.01%                                         23.28%
          7                            40.71%                                         27.66%
          8                            47.75%                                         32.19%
          9                            55.13%                                         36.88%
         10                            62.90%                                         41.74%

PBHG GROWTH FUND

GOAL

The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $55 million and $39.1 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell

Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      1995              50.35%
      1996               9.82%
      1997              -3.35%
      1998               0.59%
      1999              92.45%
      2000             -22.99%
      2001             -34.53%
      2002             -30.35%
      2003              25.60%
      2004               7.69%

The Fund's year-to-date return as of June 30, 2005 was 1.04%

BEST QUARTER:                         Q4 1999   64.55%
WORST QUARTER:                        Q3 2000  (32.58)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                            Past                 Past                 Past
                                                           1 Year              5 Years              10 Years
                                                           ------              -------              --------

Growth Fund
         PBHG Class
         Before Taxes                                      7.69%               -13.84%                3.91%
Growth Fund
         PBHG Class
         After Taxes on Distributions                      7.69%               -14.41%                3.48%
Growth Fund
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*                          5.00%               -11.09%                3.47%
Russell Midcap(R) Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         15.48%                -3.36%               11.23%

Note: The inception date of the PBHG Class of the Growth Fund was December 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                           PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                     2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                             0.85%
Distribution and/or Service (12b-1) Fees                                                 Not Applicable
Other Expenses                                                                              0.54%(2)
Total Annual Operating Expenses                                                             1.39%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.55% and 1.40%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $142         $288        $440         $597            $761

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $929        $1105        $1286        $1474          $1669

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------

                          CUMULATIVE PERFORMANCE WITHOUT THE              CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES                DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------                ------------------------------

          1                             5.00%                                          3.61%
          2                            10.25%                                          7.35%
          3                            15.76%                                         11.23%
          4                            21.55%                                         15.24%
          5                            27.63%                                         19.40%
          6                            34.01%                                         23.71%
          7                            40.71%                                         28.18%
          8                            47.75%                                         32.80%
          9                            55.13%                                         37.60%
         10                            62.90%                                         42.57%

PBHG LARGE CAP GROWTH CONCENTRATED FUND
(FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 1000(R) Growth Index had market capitalizations between $455 million and $385 billion. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money. The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      1997            32.96%
      1998            67.83%
      1999           102.94%
      2000           -22.08%
      2001           -35.36%
      2002           -31.43%
      2003            32.95%
      2004             7.41%

The Fund's year-to-date return as of June 30, 2005 was -8.84%

BEST QUARTER:                  Q4 1999           75.65%
WORST QUARTER:                 Q4 2000          -33.11%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                 Since
                                                                  Past          Past           Inception
                                                                 1 Year        5 Years         (11/29/96)
                                                                 ------        -------         ----------
Large Cap Growth Concentrated Fund
         PBHG Class
         Before Taxes                                             7.41%        -13.18%           10.23%
Large Cap Growth Concentrated Fund
         PBHG Class
         After Taxes on Distributions                             7.41%        -13.94%            9.11%
Large Cap Growth Concentrated Fund
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares**                                4.81%        -10.85%            8.90%
Russell 1000(R) Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                 6.30%         -9.29%            4.71%

                                                                 10.88%         -2.30%            7.62%

* The since inception return for the Russell 1000(R) Growth Index was calculated as of November 30, 1996.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                           PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                      2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                              0.85%
Distribution and/or Service (12b-1) Fees                                                 Not Applicable
Other Expenses                                                                               0.60%(3)
Total Annual Operating Expenses                                                              1.45%(2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.46%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $148         $300        $459         $622            $792

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $968        $1,150      $1,338       $1,533          $1,735

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                    COLUMN 2
                                       --------                                    --------

                          CUMULATIVE PERFORMANCE WITHOUT THE           CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES              DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------              ------------------------------

          1                             5.00%                                       3.55%
          2                            10.25%                                       7.23%
          3                            15.76%                                       11.03%
          4                            21.55%                                       14.97%
          5                            27.63%                                       19.06%
          6                            34.01%                                       23.28%
          7                            40.71%                                       27.66%
          8                            47.75%                                       32.19%
          9                            55.13%                                       36.88%
         10                            62.90%                                       41.74%

PBHG LARGE CAP GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 1000(R) Growth Index had market capitalizations between $455 million and $385 billion. Liberty
Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      1996            23.40%
      1997            22.36%
      1998            30.42%
      1999            67.06%
      2000            -0.18%
      2001           -28.52%
      2002           -28.80%
      2003            30.25%
      2004             8.76%


The Fund's year-to-date return as of June 30, 2005 was -4.48%

BEST QUARTER:                  Q4 1999           59.55%
WORST QUARTER:                 Q4 2000          -22.74%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                  Since
                                                                 Past            Past           Inception
                                                                1 Year          5 Years          (4/5/95)
                                                                ------          -------          --------
Large Cap Growth Fund
         PBHG Class
         Before Taxes                                             8.76%         -6.37%            12.58%
Large Cap Growth Fund
         PBHG Class
         After Taxes on Distributions                             8.76%         -6.76%            11.47%
Large Cap Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares**                                5.69%         -5.47%            10.91%
Russell 1000(R) Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                 6.30%         -9.29%             8.82%

* The since inception return for the Russell 1000(R) Growth Index was calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                       2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                               0.75%
Distribution and/or Service (12b-1) Fees                                                  Not Applicable
Other Expenses                                                                               0.56%(2)
Total Annual Operating Expenses                                                              1.31%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.57% and 1.32%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $133         $272        $415         $564            $718

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $878        $1044        $1216        $1394          $1579

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

          1                             5.00%                                         3.69%
          2                            10.25%                                         7.52%
          3                            15.76%                                        11.48%
          4                            21.55%                                        15.60%
          5                            27.63%                                        19.86%
          6                            34.01%                                        24.29%
          7                            40.71%                                        28.87%
          8                            47.75%                                        33.63%
          9                            55.13%                                        38.56%
         10                            62.90%                                        43.67%

PBHG SELECT GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      1996            27.99%
      1997             6.84%
      1998            19.02%
      1999           160.89%
      2000           -24.55%
      2001           -40.84%
      2002           -33.95%
      2003            30.23%
      2004             6.72%


The Fund's year-to-date return as of June 30, 2005 was -8.31%

BEST QUARTER:                  Q4 1999          130.62%
WORST QUARTER:                 Q4 2000          -43.15%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                             Since
                                           Past           Past             Inception
                                          1 Year        5 Years            (4/5/95)
                                          ------        -------            --------
Select Growth Fund
         PBHG Class
         Before Taxes                       6.72%       -16.34%             10.97%

                                                                                                     Since
                                                                   Past           Past             Inception
                                                                  1 Year        5 Years            (4/5/95)
                                                                  ------        -------            --------
Select Growth Fund
         PBHG Class
         After Taxes on Distributions                               6.72%       -16.64%             10.29%
Select Growth Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                                      4.37%       -13.08%              9.70%
Russell 3000(R) Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                   6.93%        -8.87%              8.56%

* The since inception return for the Russell 3000(R) Growth Index was calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                         PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                       2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                               0.85%
Distribution and/or Service (12b-1) Fees                                               Not Applicable
Other Expenses                                                                                0.66%(2)
Total Annual Operating Expenses                                                               1.51%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.68% and 1.53% respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------
                             $154         $313        $477         $647            $824

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                            $1006        $1195        $1390        $1592          $1802

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                    COLUMN 2
                                       --------                                    --------
                          CUMULATIVE PERFORMANCE WITHOUT THE           CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES              DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------              ------------------------------

          1                             5.00%                                        3.49%
          2                            10.25%                                        7.10%
          3                            15.76%                                       10.84%
          4                            21.55%                                       14.71%
          5                            27.63%                                       18.71%
          6                            34.01%                                       22.85%
          7                            40.71%                                       27.14%
          8                            47.75%                                       31.58%
          9                            55.13%                                       36.17%
         10                            62.90%                                       40.92%

PBHG STRATEGIC SMALL COMPANY FUND

GOAL

The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Index had market capitalizations between $20 million and $4.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management ("Growth Characteristics") or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong Growth Characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      1997            25.67%
      1998             2.13%
      1999            51.79%
      2000            11.89%
      2001            -9.97%
      2002           -33.31%
      2003            47.21%
      2004            11.21%

The Fund's year-to-date return as of June 30, 2005 was 1.20%

BEST QUARTER:                  Q4 1999           36.16%
WORST QUARTER:                 Q3 1998          -23.48%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                  Since
                                                                 Past            Past           Inception
                                                                1 Year          5 Years        (12/31/96)
                                                                ------          -------        ----------
Strategic Small Company Fund
         PBHG Class
         Before Taxes                                           11.21%           1.92%            9.99%
Strategic Small Company Fund
         PBHG Class
         After Taxes on Distributions                           11.21%           1.01%            8.47%
Strategic Small Company Fund
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*                                7.29%           1.19%            7.90%
Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                               18.33%           6.61%            8.99%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                         PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                     2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                             0.85%(3)
Distribution and/or Service (12b-1) Fees                                               Not Applicable
Other Expenses                                                                              0.63%(2)
Total Annual Operating Expenses                                                             1.48%(2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $76,813 and $63,505, expiring in March 2006 and March 2007, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before those fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.61%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------
                             $153         $320        $493         $672            $857

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                            $1049        $1246        $1451        $1663          $1882

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------
          1                             5.00%                                        3.52%
          2                            10.25%                                        7.16%
          3                            15.76%                                        10.94%
          4                            21.55%                                        14.84%
          5                            27.63%                                        18.88%
          6                            34.01%                                        23.27%
          7                            40.71%                                        27.40%
          8                            47.75%                                        31.88%
          9                            55.13%                                        36.53%
         10                            62.90%                                        41.37%

ANALYTIC DISCIPLINED EQUITY FUND


GOAL

The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. The Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

The Fund may use "short selling" to seek positive returns in instances where Analytic believes a security's price will decline or to hedge long positions. Short selling involves selling securities the Fund does not own but borrows from a broker or other financial institution. The Fund will realize a profit or loss from short selling depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Proceeds from short sales will generally be invested in equity securities, which will cause the Fund to be leveraged.

Analytic may sell short securities in an amount up to 20% of the Fund's net assets at the time of the sale.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not decrease as Analytic anticipates. The use of short sales may also cause the Fund to have higher expenses than those of other equity funds that do not use short selling strategies.

Leverage may exaggerate the effects of any increase or decrease in the value of the Fund's portfolio securities and cause the Fund to be more volatile than it would without the use of leverage. Therefore, the Fund may lose more money in adverse market environments than it would if leverage were not used.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

       1995            35.34%
       1996            22.98%
       1997            29.83%
       1998            37.82%
       1999            20.06%
       2000            -9.33%
       2001            -6.22%
       2002           -25.47%
       2003            29.04%
       2004             9.24%

The Fund's year-to-date return as of June 30, 2005 was 2.45%

BEST QUARTER:                  Q4 1998           20.50%
WORST QUARTER:                 Q3 2002          -18.60%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Past           Past            Past
                                                                   1 Year        5 Years         10 Years
                                                                   ------        -------         --------
Analytic Disciplined Equity Fund*
         PBHG Class
         Before Taxes                                               9.24%         -2.23%          12.32%
Analytic Disciplined Equity Fund*
         PBHG Class
         After Taxes on Distributions                               8.97%         -2.46%          10.15%
Analytic Disciplined Equity Fund*
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                                      6.00%         -2.01%           9.55%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                  10.88%         -2.30%          12.07%

* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES*

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                           PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                     2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                             0.70%
Distribution and/or Service (12b-1) Fees                                                 Not Applicable
Other Expenses                                                                              0.57%(3)
Total Annual Operating Expenses                                                             1.27%(2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge
         Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 1.28%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------
                             $129         $264        $403         $547            $697

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $852        $1013        $1181        $1354          $1534

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------
          1                             5.00%                                        3.73%
          2                            10.25%                                        7.60%
          3                            15.76%                                        11.61%
          4                            21.55%                                        15.78%
          5                            27.63%                                        20.09%
          6                            34.01%                                        24.57%
          7                            40.71%                                        29.22%
          8                            47.75%                                        34.04%
          9                            55.13%                                        39.04%
         10                            62.90%                                        44.23%

PBHG FOCUSED FUND

GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily large-capitalization common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      2000            24.81%
      2001             3.44%
      2002           -28.63%
      2003            33.36%
      2004            14.13%

The Fund's year-to-date return as of June 30, 2005 was -0.88%

BEST QUARTER:             Q1 2000    29.53%
WORST QUARTER:             Q3 2002  -18.74%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                   Since
                                                                   Past            Past          Inception
                                                                  1 Year         5 Years         (2/12/99)
                                                                  ------         -------         ---------
Focused Fund
         PBHG Class
         Before Taxes                                              14.13%          7.00%          13.22%
Focused Fund
         PBHG Class
         After Taxes on Distributions                              14.13%          6.72%          12.48%
Focused Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                        9.18%          5.88%          11.13%
Russell 3000(R) Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                  11.95%         -1.16%           1.67%

* The since inception return for the Russell 3000(R) Index was calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                         PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                   2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                           0.65%(3)
Distribution and/or Service (12b-1) Fees                                               Not Applicable
Other Expenses                                                                            0.81%(3)
Total Annual Operating Expenses                                                           1.46%(2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006 and 27,609 expiring in March 2007. The Board made no reimbursement election during fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 1.62%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $152         $320        $494         $674            $860

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                            $1053        $1252        $1458        $1671          $1891

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

          1                             5.00%                                        3.54%
          2                            10.25%                                        7.21%
          3                            15.76%                                        11.00%
          4                            21.55%                                        14.93%
          5                            27.63%                                        19.00%
          6                            34.01%                                        23.21%
          7                            40.71%                                        27.57%
          8                            47.75%                                        32.09%
          9                            55.13%                                        36.76%
         10                            62.90%                                        41.61%

PBHG LARGE CAP FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2005 the S&P 500 Index had market capitalizations between $54 million and $367.5 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may not realize what Liberty Ridge Capital believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      1997            25.62%
      1998            34.74%
      1999            11.06%
      2000            23.97%
      2001            -1.41%
      2002           -24.45%
      2003            19.12%
      2004             6.78%

The Fund's year-to-date return as of June 30, 2005 was -1.74%

BEST QUARTER:                  Q4 1998           28.21%
WORST QUARTER:                 Q3 2002          -21.27%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                  SINCE
                                                                  PAST           PAST           INCEPTION
                                                                 1 Year        5 Years         (12/31/96)
                                                                 ------        -------         ----------
Large Cap Fund
         PBHG Class
         Before Taxes                                            6.78%          3.27%            10.41%
Large Cap Fund
         PBHG Class
         After Taxes on Distributions                            6.40%          2.74%             7.70%
Large Cap Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                     4.40%          2.49%             7.37%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                10.88%         -2.30%            7.98%

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                        PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                     2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                             0.65%
Distribution and/or Service (12b-1) Fees                                              Not Applicable
Other Expenses                                                                             0.55%(3)
Total Annual Operating Expenses                                                            1.20%(2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.21%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $122         $249        $381         $518            $660

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $807         $960        $1119        $1284          $1455

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

          1                             5.00%                                         3.80%
          2                            10.25%                                         7.74%
          3                            15.76%                                        11.84%
          4                            21.55%                                        16.09%
          5                            27.63%                                        20.50%
          6                            34.01%                                        25.08%
          7                            40.71%                                        29.83%
          8                            47.75%                                        34.77%
          9                            55.13%                                        39.89%
         10                            62.90%                                        45.20%

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2005, the S&P MidCap 400 Index had market capitalizations between $30 million and $11.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

        1998             27.84%
        1999             21.72%
        2000             26.17%
        2001              7.79%
        2002            -19.79%
        2003             34.53%
        2004             18.01%

The Fund's year-to-date return as of June 30, 2005 was -2.10%

BEST QUARTER:                            Q4 1998    30.07%
WORST QUARTER:                           Q3 2001   (18.53)%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                  Since
                                                                 Past            Past           Inception
                                                                1 Year          5 Years         (4/30/97)
                                                                ------          -------         ---------
Mid-Cap Fund
         PBHG Class
         Before Taxes                                           18.01%          11.61%           19.07%
Mid-Cap Fund
         PBHG Class
         After Taxes on Distributions                           15.94%          10.82%           15.35%
Mid-Cap Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares*                                   13.04%           9.74%           14.41%
S&P MidCap 400 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                               16.48%           9.54%           14.48%

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                      PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
 ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                           0.85%
Distribution and/or Service (12b-1) Fees                                            Not Applicable
Other Expenses                                                                            0.47%(3)
Total Annual Operating Expenses                                                           1.32%(2) (3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.48% and 1.33%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $134         $274        $418         $568            $723

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $885        $1051        $1225        $1404          $1590

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                    COLUMN 2
                                       --------                                    --------

                          CUMULATIVE PERFORMANCE WITHOUT THE           CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES              DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------              ------------------------------

           1                             5.00%                                       3.68%
           2                            10.25%                                       7.50%
           3                            15.76%                                      11.45%
           4                            21.55%                                      15.55%
           5                            27.63%                                      19.80%
           6                            34.01%                                      24.21%
           7                            40.71%                                      28.78%
           8                            47.75%                                      33.52%
           9                            55.13%                                      38.44%
          10                            62.90%                                      43.53%

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Index had market capitalizations between $20 million and $4.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

        1998              1.13%
        1999             18.63%
        2000             32.87%
        2001              4.93%
        2002            -31.98%
        2003             38.82%
        2004             15.60%

The Fund's year-to-date return as of June 30, 2005 was 0.67%

BEST QUARTER:               Q4 2001    25.70%
WORST QUARTER:              Q3 2002   (22.04)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                 Since
                                                                 Past            Past          Inception
                                                                1 Year          5 Years        (4/30/97)
                                                                ------          -------        ---------
Small Cap Fund
         PBHG Class
         Before Taxes                                           15.60%           8.76%          13.58%
Small Cap Fund
         PBHG Class
         After Taxes on Distributions                           15.60%           8.40%          12.64%
Small Cap Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares*                                   10.14%           7.37%          11.42%
Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                               18.33%           6.61%          10.12%

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                         PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES                                                                  2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                            1.00%
Distribution and/or Service (12b-1) Fees                                               Not Applicable
Other Expenses                                                                            0.59%(3)
Total Annual Operating Expenses                                                           1.59%(2) (3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)                               (0.09%)
Net Expenses                                                                              1.50%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $55,608 and $86,784, expiring in March 2006 and March 2007, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.61%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $153         $320        $493         $672            $857

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                            $1049        $1246        $1451        $1663          $1882

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

           1                             5.00%                                        3.50%
           2                            10.25%                                        7.03%
           3                            15.76%                                       10.68%
           4                            21.55%                                       14.45%
           5                            27.63%                                       18.36%
           6                            34.01%                                       22.39%
           7                            40.71%                                       26.57%
           8                            47.75%                                       30.88%
           9                            55.13%                                       35.34%
          10                            62.90%                                       39.96%

CLIPPER FOCUS FUND


GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term primarily in common stocks of large U.S. companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) whose share prices trade significantly below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, identifies securities that it believes will outperform the S&P 500 Index over the long term (generally three to five years). PFR looks for common stocks that it believes the market has undervalued and that will have future financial results that are not reflected in their current market prices. In this regard, PFR's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors. PFR generally adds companies to the Fund when their share prices trade below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks, but may hold more or fewer securities if considered prudent and desirable by PFR. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. The value securities in the Fund can remain undervalued for years and may never reach what PFR believes are their full intrinsic values.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

In addition, holding a more limited number of stocks means that the Fund's portfolio holdings may at times be focused in fewer industries than a diversified fund. Companies in the same or similar industry may react similarly to industry-specific market or economic developments. The Fund may therefore be susceptible to the possibility that a group of related securities will decline in price due to industry-specific developments.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

       1999            -1.88%
       2000            44.29%
       2001            11.93%
       2002           -10.46%
       2003            25.46%
       2004             6.82%


The Fund's year-to-date return as of June 30, 2005 was -1.96%

BEST QUARTER:                         Q3 2000               20.56%
WORST QUARTER:                        Q3 2002              -15.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                  Since
                                                                   Past           Past          Inception
                                                                  1 Year        5 Years         (9/10/98)
                                                                  ------        -------         ---------
Clipper Focus Fund*
         PBHG Class
         Before Taxes                                              6.82%         14.15%           13.66%
Clipper Focus Fund*
         PBHG Class
         After Taxes on Distributions                              6.40%         12.46%           12.15%

                                                                                                  Since
                                                                   Past           Past          Inception
                                                                  1 Year        5 Years         (9/10/98)
                                                                  ------        -------         ---------
Clipper Focus Fund*
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                       4.62%         11.35%           11.10%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                 10.88%         -2.30%            5.34%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                          PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES                                                                       2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                1.00%
Distribution and/or Service (12b-1) Fees                                                Not Applicable
Other Expenses                                                                                 0.44%(3)
Total Annual Operating Expenses                                                                1.44%(2) (3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)                                    (0.04%)
Net Expenses                                                                                   1.40%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the actual total fund operating expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2006. That's because for the fiscal year ending March 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.40%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.40%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $256,665 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005. Prior to December 9, 2004, Liberty Ridge Capital contractually agreed to waive management fees and reimburse certain expenses to ensure that the Fund's total annual operating expenses would not exceed 1.50%.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.46%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $147         $298        $456         $618            $787

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $961        $1142        $1329        $1523          $1724

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

           1                             5.00%                                        3.60%
           2                            10.25%                                        7.29%
           3                            15.76%                                       11.11%
           4                            21.55%                                       15.06%
           5                            27.63%                                       19.16%
           6                            34.01%                                       23.40%
           7                            40.71%                                       27.79%
           8                            47.75%                                       32.34%
           9                            55.13%                                       37.06%
          10                            62.90%                                       41.93%

TS&W SMALL CAP VALUE FUND


Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund generally closed to new investors. After the Closing Day, only the following investments into the Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; (b) new and subsequent investments made by directors, officers and employees of Liberty Ridge Capital and its affiliates; and (c) new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2005, the market capitalization range of the Russell 2000(R) Value Index was $25 million to $3 billion. The size of the companies in the Russell 2000(R) Value Index will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

       2001           17.63%
       2002           -0.86%
       2003           43.24%
       2004           30.60%

The Fund's year-to-date return as of June 30, 2005 was 3.75%

BEST QUARTER:                   Q2 2003             18.82%
WORST QUARTER:                  Q3 2002            -15.85%

* The returns shown are based on the historical performances of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class Shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                Since
                                                                              Past            Inception
                                                                             1 Year           (7/31/00)
TS&W Small Cap Value Fund
         PBHG Class
         Before Taxes                                                        30.60%             23.93%
TS&W Small Cap Value Fund
         PBHG Class
         After Taxes on Distributions                                        30.23%              N/A
TS&W Small Cap Value Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares*                                                20.27%              N/A
Russell 2000 Value Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                            22.25%             17.32%

* Since Inception returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the 1940 Act and, unlike a registered investment company, not required to make distributions. The average annual total return of the PBHG Class before taxes from its inception date (July 25, 2003) to June 30, 2005 was 29.85%. The average annual total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date (July 25, 2003) to June 30, 2005 were 29.51% and 25.67 %, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE                                                                        2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                1.00%
Distribution and/or Service (12b-1) Fees                                                  Not Applicable
Other Expenses                                                                                 0.53%(3)
Total Annual Operating Expenses                                                                1.53%(2) (3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)                                    (0.03%)
Net Expenses                                                                                   1.50%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Class shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006 and 22,036 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.54% and 1.54%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $153         $314        $480         $653            $831

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                            $1016        $1207        $1405        $1609          $1821

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

           1                              5.00%                                       3.50%
           2                            10.25%                                        7.09%
           3                            15.76%                                       10.81%
           4                            21.55%                                       14.65%
           5                            27.63%                                       18.63%
           6                            34.01%                                       22.75%
           7                            40.71%                                       27.01%
           8                            47.75%                                       31.41%
           9                            55.13%                                       35.97%
          10                            62.90%                                       40.69%

HEITMAN REIT FUND

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-50 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

       1995            10.87%
       1996            38.06%
       1997            21.12%
       1998           -15.12%
       1999            -1.16%
       2000            24.90%
       2001            10.41%
       2002             2.60%
       2003            36.24%
       2004            34.96%

The Fund's year-to-date return as of June 30, 2005 was 5.43%

BEST QUARTER:                   Q4 1996             19.39%
WORST QUARTER:                  Q3 2002            -11.00%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Past             Past           Past
                                                                 1 Year          5 Years        10 Years
                                                                 ------          -------        --------
Heitman REIT Fund*
         PBHG Class
         Before Taxes                                            34.96%           21.07%         15.00%
Heitman REIT Fund*
         PBHG Class
         After Taxes on Distributions                            31.73%           17.58%         11.83%
Heitman REIT Fund*
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares                                 23.67%           16.31%         11.27%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                10.88%           -2.30%         12.07%
Dow Jones Wilshire Real Estate Securities Index (float adjusted)
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                34.83%           22.33%         15.10%

* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                           PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES                                                                    2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                             0.85%
Distribution and/or Service (12b-1) Fees                                                 Not Applicable
Other Expenses                                                                              0.45%(3)
Total Annual Operating Expenses                                                             1.30%(2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.31%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $132         $270        $412         $560            $713

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $872        $1036        $1207        $1384          $1568

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

           1                             5.00%                                        3.70%
           2                            10.25%                                        7.54%
           3                            15.76%                                       11.52%
           4                            21.55%                                       15.64%
           5                            27.63%                                       19.92%
           6                            34.01%                                       24.36%
           7                            40.71%                                       28.96%
           8                            47.75%                                       33.73%
           9                            55.13%                                       38.68%
          10                            62.90%                                       43.81%

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and company quality in managing this Fund. Generally, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the PSE Technology Index(R). The PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

      1996            54.42%
      1997             3.32%
      1998            26.00%
      1999           243.89%
      2000           -43.69%
      2001           -52.38%
      2002           -54.48%
      2003            44.91%
      2004             5.18%


The Fund's year-to-date return as of June 30, 2005 was -6.42%

BEST QUARTER:                    Q4 1999           111.54%
WORST QUARTER:                   Q4 2000           -50.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                  Since
                                                                   Past           Past          Inception
                                                                  1 year        5 years         (9/29/95)
                                                                  ------        -------         ---------
Technology & Communications Fund
         PBHG Class
         Before Taxes                                              5.18%        -28.56%            4.42%
Technology & Communications Fund
         PBHG Class
         After Taxes on Distributions                              5.18%        -29.14%            3.31%
Technology & Communications Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                                     3.37%        -20.93%            3.83%
PSE Technology Index(R)*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                 12.09%         -4.09%           15.92%

* The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                                           PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES                                                                    2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                             0.85%
Distribution and/or Service (12b-1) Fees                                                 Not Applicable
Other Expenses                                                                              0.78%(2)
Total Annual Operating Expenses                                                             1.63%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.79% and 1.64%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $166         $337        $514         $697            $887

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                            $1082        $1284        $1493        $1709          $1933

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

          1                             5.00%                                         3.37%
          2                            10.25%                                         6.85%
          3                            15.76%                                        10.45%
          4                            21.55%                                        14.18%
          5                            27.63%                                        18.02%
          6                            34.01%                                        22.00%
          7                            40.71%                                        26.11%
          8                            47.75%                                        30.36%
          9                            55.13%                                        34.76%
         10                            62.90%                                        39.30%

DWIGHT INTERMEDIATE FIXED INCOME FUND


GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Both the chart and table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform it the future.

      CALENDAR YEAR TOTAL RETURNS

       2004               5.17%

BEST QUARTER:                    Q3 2004            2.31%
WORST QUARTER:                   Q2 2004            0.32%


The Fund's year-to-date return as of June 30, 2005 was 1.65%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                         PAST            SINCE INCEPTION
                                                                        1 YEAR              (7/31/03)
                                                                        ------              ---------
Dwight Intermediate Fixed Income Fund
         PBHG Class
         Before Taxes                                                   5.17%                 7.17%
Dwight Intermediate Fixed Income Fund
         PBHG Class
         After Taxes on Distributions                                   3.20%                 5.20%
Dwight Intermediate Fixed Income Fund
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares*                                           3.34%                 4.96%
Lehman Intermediate U.S. Aggregate Bond Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                                             3.75%                 4.86%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES                                                                       2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                0.40%
Distribution and/or Service (12b-1) Fees                                                  Not Applicable
Other Expenses                                                                                 1.64%(3)
Total Annual Operating Expenses                                                                2.04%(2) (3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)                                    (1.19%)
Net Expenses                                                                                   0.85(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) do not exceed 0.85%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) are lower than 0.85%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,863 expiring in March 2006 and 89,032 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other

         Expenses and Total Annual Operating Expenses were 1.65% and 2.05%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $87          $302        $524         $753            $988

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                            $1231        $1480        $1737        $2001          $2274

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                     COLUMN 2
                                       --------                                     --------

                          CUMULATIVE PERFORMANCE WITHOUT THE            CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES               DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------               ------------------------------

          1                             5.00%                                         4.15%
          2                            10.25%                                         7.23%
          3                            15.76%                                        10.41%
          4                            21.55%                                        13.67%
          5                            27.63%                                        17.04%
          6                            34.01%                                        20.50%
          7                            40.71%                                        24.07%
          8                            47.75%                                        27.74%
          9                            55.13%                                        31.52%
         10                            62.90%                                        35.42%

DWIGHT SHORT TERM FIXED INCOME FUND
(FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)

GOAL

The Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

MAIN INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its total assets in two types of high quality fixed income obligations: U.S. Government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the sub-adviser. The Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion.

The Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. Government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Fund's assets, because of their potential to offer high yields while also meeting the Fund's quality policies.

Although the sub-adviser may adjust the Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it will keep it at three years or less.

In deciding which types of securities to buy and sell, the sub-adviser's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

MAIN INVESTMENT RISKS

There are several principal risk factors that could reduce the yield you receive from the Fund, cause you to lose money or cause the Fund's performance to trail that of other investments. The price of securities in the Fund, and the Fund's net asset value per share, will fluctuate. These price movements may occur because of changes in interest rates, an issuer's individual situation or industry change, or events in financial markets.

Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund's securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, reducing the value of the security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

In purchasing bonds, the Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default. While still considered investment grade, bonds in the fourth credit grade are more speculative and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Fund will strive to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION FOR DWIGHT

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information shown is the performance of the Fund's previous strategy. The previous strategy's goal was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share. As a result, past performance is not indicative of the Fund's future performance. Prior to October 1, 2004, the Dwight Short Term Fixed Income Fund was known as the PBHG IRA Capital Preservation Fund.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The Fund's previous investment goal, strategies and policies were substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Merrill Lynch U.S. Treasuries, 1-3 years, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Performance is also compared to the Fund's previous benchmark, the Ryan 5-Year GIC Master Index, an unmanaged index of guaranteed investment contracts (GICs) held for five years with an arithmetic mean of market rates of $1 million and the Lipper Money Market Funds Average, which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

       2000            6.78%
       2001            6.05%
       2002            4.57%
       2003            3.54%
       2004            1.91%

The Fund's year-to-date return as of June 30, 2005 was 1.24%

BEST QUARTER:                    Q3 2000          1.74%
WORST QUARTER:                   Q4 2004         -0.02%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                                                                                       Since
                                                                         Past 1        Past 5        Inception
                                                                          Year          Years        (8/31/99)
                                                                          ----          -----        ---------
Dwight Short Term Fixed Income Fund
         (formerly known as PBHG IRA
         Capital Preservation Fund)
         PBHG Class*                                                       1.91%        4.56%          4.70%
Merrill Lynch U.S. Treasuries, 1-3 years
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                          0.91%        4.93%          4.85%
Ryan 5-Year GIC Master Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                          5.44%        6.16%          4.53%
Lipper Money Market Funds Average
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                          0.60%        2.22%          2.37%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999. Average annual total returns after taxes on distributions and after taxes and distributions and sale of Fund shares are not shown because until October 19, 2004, Fund shares were sold only to individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES                                                                       2.00%(1)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                0.40%
Distribution and/or Service (12b-1) Fees                                                  Not Applicable
Other Expenses                                                                                 0.75%%3)
Total Annual Operating Expenses                                                                1.15%(2)(3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)                                    (0.40%)
Net Expenses                                                                                   0.75%(2)

* Expense information in the table has been restated to reflect current fees, including fees attributable to the Fund's new investment goal and strategies.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 0.75%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 0.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. Liberty Ridge Capital has agreed to not seek reimbursement of previously waived and reimbursed fees for the Fund for the period prior to October 19, 2004 when the Fund operated under the previous strategy. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Short Term Fixed Income Fund was $458,381 expiring in March 2007.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expense for the previous strategy were 0.77% and 1.17%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $85          $207        $334         $465            $602

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $744         $892        $1045        $1204          $1369

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                    COLUMN 2
                                       --------                                    --------

                          CUMULATIVE PERFORMANCE WITHOUT THE           CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES              DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------              ------------------------------

          1                             5.00%                                       4.25%
          2                            10.25%                                       8.26%
          3                            15.76%                                       12.43%
          4                            21.55%                                       16.76%
          5                            27.63%                                       21.26%
          6                            34.01%                                       25.92%
          7                            40.71%                                       30.77%
          8                            47.75%                                       35.81%
          9                            55.13%                                       41.04%
         10                            62.90%                                       46.47%

PBHG CASH RESERVES FUND

GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Wellington Management believes offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

       1996             4.91%
       1997             5.08%
       1998             5.00%
       1999             4.60%
       2000             5.96%
       2001             3.58%
       2002             1.11%
       2003             0.40%
       2004             0.54%

The Fund's year-to-date return as of June 30, 2005 was 0.98%

BEST QUARTER:                    Q3 2000           1.55%
WORST QUARTER:                   Q2 2004           0.06%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                                                                                  Since
                                                                Past             Past           Inception
                                                               1 Year           5 Years          (4/4/95)
                                                               ------           -------          --------
Cash Reserves Fund
         PBHG Class
         Before Taxes                                           0.54%            2.29%            3.59%
Lipper Money Market Funds Average*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                               0.60%            2.22%            3.57%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                                           PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES                                                                 Not Applicable
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                0.30%
Distribution and/or Service (12b-1) Fees                                                 Not Applicable
Other Expenses                                                                                 0.51%(1)
Total Annual Operating Expenses                                                                0.81%(1)

* Expense information in the table has been restated to reflect current fees.

(1) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 0.83%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

       PBHG Class           1 YEAR      2 YEARS      3 YEARS      4 YEARS        5 YEARS
                            ------      -------      -------      -------        -------

                             $83          $169        $259         $352            $450

                           6 YEARS      7 YEARS      8 YEARS      9 YEARS        10 YEARS
                           -------      -------      -------      -------        --------

                             $551         $657        $767         $882           $1002

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------

                          CUMULATIVE PERFORMANCE WITHOUT THE              CUMULATIVE PERFORMANCE WITH THE
         YEAR               DEDUCTION OF FEES AND EXPENSES                DEDUCTION OF FEES AND EXPENSES
         ----               ------------------------------                ------------------------------

          1                             5.00%                                          4.19%
          2                            10.25%                                          8.56%
          3                            15.76%                                         13.10%
          4                            21.55%                                         17.84%
          5                            27.63%                                         22.78%
          6                            34.01%                                         27.93%
          7                            40.71%                                         33.29%
          8                            47.75%                                         38.87%
          9                            55.13%                                         44.69%
         10                            62.90%                                         50.75%

RELATED PERFORMANCE INFORMATION FOR DWIGHT
(Dwight Intermediate Fixed Income Fund)

Shown below is performance information for a separate account composite managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is comprised of an account that is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the composite because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act, and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the composite account. These fees and expenses are lower than those estimated for the Fund. Use of the Fund's estimated expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed composite is not indicative of the Fund's future performance.

                     YEAR ENDED                                               SINCE INCEPTION
                   MAY 31, 2005(1)                                MARCH 1, 2001 THROUGH MAY 31, 2005(1)
                  ----------------                                --------------------------------------
                       6.00%                                                      6.97%

(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

MORE ABOUT THE FUNDS

The following discussion and table describes in greater detail the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES


EMERGING GROWTH, GROWTH, LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research. We focus on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, and good management. Liberty Ridge Capital also looks for transparent financial stability that is defined by a close alignment of trends in cashflow and profits. Some of the characteristics we find important also include attractive relative return on equity and low debt.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS

Liberty Ridge Capital's blend investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's blend process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty

Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

CASH RESERVES FUND

In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

CLIPPER FOCUS FUND

PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and generally includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income. PFR's valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow.

ANALYTIC DISCIPLINED EQUITY FUND

Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

    o    Maximize expected returns for the Fund;

    o    Minimize expected volatility relative to its benchmark; and

    o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

The use of short selling is generally intended to better enable Analytic to meaningfully underweight smaller stocks within the Fund's benchmark, the S&P 500 Index, that Analytic believes will underperform.

DWIGHT INTERMEDIATE FIXED INCOME FUND

Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

DWIGHT SHORT TERM FIXED INCOME FUND

Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Merrill Lynch U.S. Treasuries, 1-3 Years. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

HEITMAN REIT FUND

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND

TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

ALL FUNDS

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Emerging Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Large Cap, Mid-Cap, Small Cap, and Technology & Communications Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

A description of the PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short-term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long-term.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Analytic Disciplined Equity Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund, the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in equity securities.

GROWTH SECURITIES

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in company quality and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. Liberty Ridge Capital invests in growth securities that it believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Generally speaking, Liberty Ridge Capital considers selling a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid. In addition, Liberty Ridge Capital may sell a growth security for other reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

VALUE SECURITIES

Equity securities that Liberty Ridge Capital, TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing the Clipper Focus Fund, TS&W Small Cap Value Fund and PBHG Blend Funds, PFR, TS&W and Liberty Ridge Capital each use its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities (ADRs not included in this limit). Every other Fund, except Clipper Focus and Heitman REIT Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus and Heitman REIT Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments. The Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.

80% of the money market instruments and other liquid short-term investments in which the Dwight Short Term Fixed Income Fund invests will be rated in one of the top two short-term ratings categories of a ratings agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund. OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely. A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities. Every other Fund may not invest more than 15% of its net assets in illiquid securities.

SHORT SELLING

Short selling involves selling a security a Fund does not own. To complete the transaction, the Fund must borrow the security from a broker or other institution.

PRINCIPAL RISKS

If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss.

The Fund's gain is limited to the amount at which it sold a security short, however, the Fund's potential loss on a short sale is unlimited since there is no limit on the price a borrowed security could attain.

The Fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.

A lender may request borrowed securities be returned on short notice, which could result in the Fund having to replace borrowed securities at the most disadvantageous time at prices significantly greater than those at which the securities were sold short. Short selling may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

PRINCIPAL RETURNS

The Analytic Disciplined Equity Fund may use short selling as an investment technique to enhance the ability of the Fund's sub-advisor to underweight certain securities in the Fund's benchmark that the Fund's sub-adviser believes will underperform, thereby potentially increasing returns relative to the benchmark.

Other Funds may use short selling to hedge (limit) their equity exposure.

POLICIES TO BALANCE RISKS AND RETURNS

Analytic Disciplined Equity Fund may not sell short securities whose aggregate value is more than 20% of the Fund's net assets at the time of the sale.

Other Funds may not sell short securities whose aggregate value is more than 5% of the Fund's net assets at the time of the sale and will utilize short selling only as a hedging technique.

DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

    o    To reduce transaction costs;

    o    To manage cash flows;

    o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

    o    To enhance returns; and

    o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS

Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN

Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

    o    Economic factors, such as interest rate changes or market recessions;

    o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

    o    Increases in property taxes;

    o    Casualty and condemnation losses; and

    o    Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

FIXED INCOME SECURITIES

Fixed income securities include U.S. Government securities, U.S. Government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

Under normal circumstances, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds intend to remain fully invested, with at least 80% of each Fund's assets invested in fixed income securities.

U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. Government.

POTENTIAL RISKS

U.S. Government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS

The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds lower the risk profile of their investment portfolios by holding U.S. Government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. Government.

POLICIES TO BALANCE RISK AND RETURN

The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds adjust their holdings in U.S. Government securities depending on the Adviser's or the Sub-Adviser's forecast of interest rate changes and the overall risk profile of its investment portfolio.

U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. Government.

POTENTIAL RISKS

U.S. Government agency securities are not direct obligations of the U.S. Government and certain U.S. Government agency securities are not backed by the full faith and credit of the U.S. Government. U.S. Government agency securities therefore represent a higher risk of default than U.S. Government securities.

POTENTIAL RETURNS

U.S. Government agency securities may offer higher yields and the potential for higher returns than U.S. Government securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in a U.S. Government agency security, the Adviser or a sub-adviser balances the risks associated with the security against the potential returns to the Fund.

MORTGAGE-BACKED SECURITIES

Securities that represent pools of mortgages (including collateralized mortgage obligations ("CMOs")), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in an mortgage-backed security, the Adviser or a Sub-Adviser balances the risks associated with the security against the potential returns to a Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. Government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals. The Adviser or a Sub-Adviser will manage a Fund's currency exposure of its foreign investments and may hedge a portion of this exposure. Also, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds will not invest more than 15% of their assets in foreign bonds.

ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals.

                      THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed approximately $5.3 billion in assets as of June 30, 2005 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).

As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Liberty Ridge Capital also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund and by Wellington Management as sub-adviser for the Cash Reserves Fund. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and the sub-advisers and establishes policies that Liberty Ridge Capital and the sub-advisers must follow in their day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation"). If such other actions are filed, they will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, If Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Management Company, LLP, from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

THE SUB-ADVISERS

Pacific Financial Research, Inc. ("PFR"), a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. PFR, an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.9 billion in assets as of June 30, 2005.

Analytic Investors, Inc. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Analytic is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $6.8 billion in assets as of June 30, 2005.

Heitman Real Estate Securities LLC ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Heitman is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of Old Mutual (US) Holdings Inc. Heitman is an affiliate of Liberty Ridge Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman managed approximately $9.1 billion in assets as of June 30, 2005.

Dwight Asset Management Company ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Dwight is an affiliate of Liberty Ridge and Old Mutual (US) Holdings Inc. Dwight has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $47.6 billion in assets as of June 30, 2005.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management held discretionary management authority with respect to approximately $470 billion in assets as of March 31, 2005.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-adviser to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $5.4 billion in assets as of June 30, 2005. TS&W is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                                                  0.85%
Growth Fund                                                           0.85%
Large Cap Growth Concentrated Fund                                    0.85%
Large Cap Growth Fund                                                 0.75%
Select Growth Fund                                                    0.85%
Focused Fund                                                          0.81%*
Large Cap Fund                                                        0.65%
Mid-Cap Fund                                                          0.85%
Small Cap Fund                                                        0.95%*
Clipper Focus Fund                                                    1.00%
TS&W Small Cap Value Fund                                             0.78%*

Analytic Disciplined Equity Fund                                      0.70%
Heitman REIT Fund                                                     0.85%
Strategic Small Company Fund                                          0.91%*
Technology & Communications Fund                                      0.85%
Dwight Intermediate Fixed Income Fund                                       **
Dwight Short Term Fixed Income Fund                                   0.31%*/***
Cash Reserves Fund                                                    0.30%


*        Reflects a waiver of fees.

**       Fund waived all management fees during the last fiscal year.

*** The management fees paid during the last fiscal year were for management services based on the Fund's previous investment goal and strategies.

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund, except the Clipper Focus Fund, was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

Each sub-adviser is entitled to receive a fee from Liberty Ridge Capital equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

         Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

EMERGING GROWTH FUND/TECHNOLOGY &                   James M. Smith, CFA has managed the Emerging Growth Fund and the Technology &
COMMUNICATIONS FUND                                 Communications Fund since December 9, 2004. Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3, 2004 and the
                                                    Technology & Communications Fund since November 2003. Mr. Smith joined Liberty
                                                    Ridge Capital in 1993 as a portfolio manager.

GROWTH FUND                                         Samuel H. Baker, CFA has managed the Growth Fund since December
                                                    9, 2004.  Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.

LARGE CAP GROWTH FUND/LARGE CAP GROWTH              Michael S. Sutton, CFA has managed the Large Cap Growth Fund,
CONCENTRATED FUND/SELECT GROWTH FUND                Large Cap Growth Concentrated Fund and Select Growth Fund since
                                                    December 9, 2004. Mr. Sutton has been involved in the
                                                    management of the Large Cap Growth Fund and Large Cap Growth Concentrated Fund
                                                    since November 1999 and the Select Growth Fund since April 2000. Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth manager with
                                                    Stein, Roe & Farnham.

FOCUSED FUND/MID-CAP FUND/LARGE CAP FUND            Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap
                                                    Fund and Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the
                                                    Focused Fund since June 1999.  Mr. Heppelmann joined Liberty
                                                    Ridge Capital in 1994 as a Vice President of Marketing/Client
                                                    Service and since 1997 has been a member of Liberty Ridge
                                                    Capital's investment team.  Prior to joining Liberty Ridge
                                                    Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

SMALL CAP FUND                                      James B. Bell, III, CFA has managed the Small Cap Fund since
                                                    December 9, 2004.  Mr. Bell has been involved in the management of the Small Cap Fund since May 3, 2004.  Mr. Bell joined
                                                    Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.  Bell worked for six years as a commercial banker at Allfirst Bank.

STRATEGIC SMALL COMPANY FUND                        Mr. Smith and Mr. Bell have co-managed the Strategic Small
                                                    Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small Company Fund's portfolio management team since its inception in 1996.  Mr. Smith's work experience is described under the Emerging Growth and Technology &
                                                    Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.

CLIPPER FOCUS FUND                                  James H. Gipson founded PFR in 1980 and has been a portfolio manager with PFR since that time. Mr. Gipson is President and
                                                    Chief Executive Officer and a principal of PFR. He received his B.A. and M.A. degrees in Economics with honors from the
                                                    University of California, Los Angeles, and his M.B.A. degree with honors from Harvard Business School. Before entering the investment industry, Mr. Gipson served as an officer in the
                                                    U.S. Navy and as a consultant for McKinsey & Co. Prior to
                                                    founding PFR, he was a portfolio manager at Source Capital Co.
                                                    and at Batterymarch Financial. He authored Winning the
                                                    Investment Game: A Guide for All Seasons.


CLIPPER FOCUS FUND                                  Peter J. Quinn joined PFR as an analyst in 1987 and has been a portfolio manager since 1996. He currently is a Vice
                                                    President and a principal of PFR. Mr. Quinn received his B.S.
                                                    degree in Finance from Boston College, and his M.B.A. degree from the Peter F. Drucker School of Management.

                                                    Michael C. Sandler joined PFR as an analyst in 1984 and has been a portfolio manager since 1986. He currently is a
                                                    Vice President and a principal of PFR. Mr. Sandler received his B.B.A. degree with distinction in Finance, Marketing, and
                                                    Management Information Systems, and his M.B.A. and J.D.
                                                    degrees from the University of Iowa. Prior to joining PFR, he spent two years with International Harvester as a Manager of
                                                    Asset Redevelopment and one year with Enterprise Systems, Inc.
                                                    as Vice President of Business Development.

                                                    Nugroho (Dede) Soeharto joined PFR as an analyst in 1987 and has been a portfolio manager since 2000. He currently
                                                    is a Vice President and a principal of PFR. Mr. Soeharto
                                                    received his B.S. degree in Chemistry from Bates College, and his M.B.A. degree from Babson College. Prior to joining PFR, he worked for the Bank of Boston.

                                                    Kelly M. Sueoka joined PFR as an analyst in 1995 and has been a portfolio manager since 2000. He currently is a Vice
                                                    President and a principal of PFR. Mr. Sueoka received his B.S.
                                                    degree magna cum laude in Aerospace Engineering from the
                                                    University of Michigan, and his M.B.A. degree from the
                                                    University of Chicago. Prior to receiving his M.B.A, he spent four years as a Flight Test Engineer for McDonnell Douglas.

                                                    Bruce G. Veaco, CPA joined PFR as an analyst in 1986 and has been a portfolio manager since 1988. He currently is
                                                    the Chief Financial Officer, a Vice President and a principal of PFR. Mr. Veaco graduated summa cum laude from the
                                                    University of California, Los Angeles with a B.A. degree in
                                                    Economics, and received his M.B.A. degree from Harvard
                                                    Business School. Prior to receiving his M.B.A., he spent five years as an Audit Manager in the Los Angeles office of Price
                                                    Waterhouse.



TS&W SMALL CAP VALUE FUND                           Frank H.  Reichel, III is the portfolio manager of the TS&W
                                                    Small Cap Value Fund.  Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios.
                                                    Mr. Reichel has worked as a portfolio manager for TS&W since
                                                    August 2000.  Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management
                                                    Company.

ANALYTIC DISCIPLINED EQUITY FUND                    Harindra de Silva, Ph.D., CFA (President and Portfolio
                                                    Manager) is responsible for Analytic's strategic direction and the ongoing development of its investment processes. Dr. de
                                                    Silva focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical
                                                    Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at
                                                    Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors
                                                    including investment managers, large pension funds and
                                                    endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical
                                                    Engineering from the University of Manchester Institute of
                                                    Science and Technology and an M.B.A. in Finance and an M.S. in
                                                    Economic Forecasting from the University of Rochester. He has
                                                    19 years of industry experience.

                                                    Dennis Bein, CFA (Chief Investment Officer and Portfolio
                                                    Manager) is responsible for the ongoing research for
                                                    Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team,
                                                    Mr. Bein was a Senior Consultant for AG Risk Management,
                                                    Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of
                                                    Management at the University of California, Riverside. Mr.
                                                    Bein completed his undergraduate studies in Business
                                                    Administration at the University of California, Riverside. He
                                                    has 14 years of industry experience.

                                                    Gregory M. McMurran (Chief Investment Officer and Portfolio
                                                    Manager) is responsible for the management of implementation of Analytic's investment strategies. He joined Analytic in
                                                    1976 as a member of the portfolio management staff. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr.
                                                    McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a
                                                    B.S. in Economics from the University of California, Irvine.
                                                    He also received an M.A. in Economics at California State
                                                    University, Fullerton. He has 28 years of industry experience.


                                                    Steven Sapra, CFA (Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining
                                                    Analytic in 1999 as a member of the U.S. equity team, Mr.
                                                    Sapra was a Senior Consultant for BARRA, Inc. He received an
                                                    M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic
                                                    University, Pomona. He has seven years of industry experience.

HEITMAN REIT FUND                                   Timothy J. Pire, CFA, is managing director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management.  Prior to joining the sub-adviser in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P.

                                                    Randall E. Newsome is executive vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management.  Prior to joining the sub-adviser in 1994, Mr. Newsome served as vice president and research analyst with PRA Securities Advisors, L.P.

HEITMAN REIT FUND                                   Larry S. Antonatos is senior vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management.  Mr. Antonatos also oversees Heitman's trading positions.  Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch
                                                    Investors Service, L.P.  in New York City (1997-1998) and as a
                                                    Fund manager with Equitable Real Estate Investment Management,
                                                    Inc. in Chicago from 1992 to 1997.

DWIGHT INTERMEDIATE FIXED INCOME FUND               David T. Kilborn joined Dwight as an investment manager in 1995 and has fifteen years of financial services experience.  Prior to that time, he was a Fixed Income Securities Trader at Nations
                                                    Banc Capital Markets, Charlotte, North Carolina.  He received his B.S.  from Trinity College.  Mr.  Kilborn is a Chartered
                                                    Financial Analyst.

                                                    Robert P. Clancy, Senior Vice President of Dwight.  Mr. Clancy
                                                    has twenty-two years of investment experience.  Prior to joining
                                                    Dwight in 2001, he was a Vice-President at Standish, Ayer & Wood
                                                    and Senior Vice Portfolio Manager at Dewey Square Investors.  He
                                                    received his B.S. from Brown University.

DWIGHT SHORT TERM FIXED INCOME FUND                 David T. Kilborn.  Mr. Kilborn's work experience is discussed under Dwight Intermediate Fixed Income Fund.

                                                    Derrick M. Wulf, Senior Vice President of Dwight.  Mr. Wulf has
                                                    seven years of financial services experience.  Prior to joining
                                                    Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

PBHG Funds' Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding

Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

        1.       trade activity monitoring;
        2.       trading guidelines;
        3.       a redemption fee on trades in all non-money market funds; and
        4.       selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors ("financial intermediaries") often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of financial intermediaries to monitor trading activity in omnibus accounts and enforce the Funds' excessive short-term trading policy on shareholders in such accounts. There is no assurance that the financial intermediaries will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all financial intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if PBHG Funds, Liberty Ridge Capital or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), PBHG Funds will not knowingly accept any additional purchase and exchange orders from such shareholder. PBHG Funds and Liberty Ridge Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not excessive short-term trading activity, for legitimate trading purposes and consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. PBHG Funds may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE

All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

    1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

    2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

    3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

    4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

    5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

    6.   redemptions initiated by a Fund, as permitted in the Prospectus.

PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities.

VALUING PORTFOLIO SECURITIES

The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See the "Fair Value Pricing" section of this Prospectus. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES - NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Fund shares are not priced on days that the New York Stock Exchange is closed.

BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND

TRADITIONAL IRA

An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA

An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA

An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA

An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS

A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax advisor.

MINIMUM INVESTMENTS

                                                                      INITIAL           ADDITIONAL

Regular Accounts                                                       $2,500           no minimum
Uniform Gifts/Transfer To Minor Accounts                               $  500           no minimum
Traditional IRAs                                                       $2,000           no minimum
Roth IRAs                                                              $2,000           no minimum

                                                                      INITIAL           ADDITIONAL

Coverdell Education Savings Accounts                                   $ 500            no minimum
Systematic Investment Plans (1) (SIP)                                  $ 500             $25

(2) Provided a SIP is established, the minimum initial investment for each fund is $500 along with a monthly systematic investment of $25 or more.

SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

LIMITATIONS ON SELLING SHARES BY PHONE

                 PROCEEDS SENT BY                     MINIMUM                       MAXIMUM

                       Check                        no minimum                  $50,000 per day
                       Wire*                        no minimum                     no maximum
                        ACH                         no minimum                  $50,000 per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

*        Wire fee is $10 per Federal Reserve Wire

WRITTEN REDEMPTION ORDERS

Some circumstances require written sell orders along with medallion signature guarantees. These include:

    o    Redemptions in excess of $50,000;

    o    Requests to send proceeds to a different address or payee;

    o Requests to send proceeds to an address that has been changed within the last 30 days; and

    o    Requests to wire proceeds to a different bank account.

A medallion signature guarantee helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the

Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

GENERAL POLICIES

    o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

    o    Each Fund may reject or suspend acceptance of purchase orders.

    o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

    o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

    o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

    o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

    o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 103. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

    o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all PBHG Class shares of a Fund for PBHG Class shares of any other Fund that has PBHG Class shares. PBHG Class shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.

See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for details of the limitations on exchanging between Funds, including possible redemption fees.

TO OPEN AN ACCOUNT

IN WRITING
Complete the application.
Mail your completed application and a check to:

         PBHG Funds
         P.O. Box 219534
         Kansas City, Missouri  64121-9534

BY TELEPHONE
Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE
Have your bank send your investment to:

    o    United Missouri Bank of Kansas City, N.A.
    o    ABA # 10-10-00695
    o    Account # 98705-23469
    o    Fund Name
    o    Your Name
    o    Your Social Security or tax ID number
    o    Your account number

Return the account application.

BY AUTOMATED CLEARING HOUSE (ACH)
Currently you may not open an account through ACH

VIA THE INTERNET

    o    Visit the PBHG Funds website at HTTP://WWW.PBHGFUNDS.COM.
    o    Enter the "Open An Account" screen and follow the instructions.

TO ADD TO AN ACCOUNT
Fill out an investment slip:
Mail the slip and the check to:

         PBHG Funds
         P.O. Box 219534
         Kansas City, Missouri  64121-9534

WIRE
Have your bank send your investment to:

        o   United Missouri Bank of Kansas City, N.A.
        o   ABA # 10-10-00695
        o   Account # 98705-23469
        o   Fund name
        o   Your name
        o   Your Social Security or tax ID number
        o   Your account number

BY AUTOMATED CLEARING HOUSE (ACH)

        o   Complete the bank information section on the account application.
        o   Attach a voided check or deposit slip to the account application.
        o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

VIA THE INTERNET

        o   Complete the bank information section on the account application.
        o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES

BY MAIL

Write a letter of instruction that includes:

        o   your name(s) and signature(s)
        o   your account number
        o   the Fund name
        o   the dollar amount your wish to sell
        o   how and where to send the proceeds.

If required, obtain a medallion signature guarantee (see "Selling Shares"). Mail your request to: PBHG Funds P.O. Box 219534 Kansas City,
Missouri 64121-9534

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

        o   Complete the applicable section on the account application.

Note:    You must maintain a minimum account balance of $5,000 or more.

CHECK WRITING

Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

BY TELEPHONE

Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

ACH

        o   Complete the bank information section on the account application.
        o   Attach a voided check or deposit slip to the account application.

Note: Sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

WIRE

Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

VIA THE INTERNET

        o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of a Fund (whether for cash or for shares of another Fund) may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NONCORPORATE SHAREHOLDERS

TYPE OF DISTRIBUTION                 TAX RATE FOR 15% BRACKET AND LOWER        TAX RATE FOR BRACKETS HIGHER THAN 15%
--------------------                 ----------------------------------        -------------------------------------

Dividends Generally                         Ordinary income rate                       Ordinary income rate
Qualified Dividends                                  5%                                         15%
Short-term
       Capital Gains                        Ordinary income rate                       Ordinary income rate
Long-term
       Capital Gains                                 5%                                         15%

DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, one of which, PBHG Class, is offered by this prospectus. PBHG Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and
(iv) PBHG Class shares may have exclusive voting rights with respect to matters affecting only that class.

REVENUE SHARING

PAYMENTS BY PBHG FUND DISTRIBUTORS OR ITS AFFILIATES

The Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to financial intermediaries. Financial intermediaries may include financial planners or financial advisors, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing PBHG Funds and the Funds on the intermediary's sales system or placing PBHG Funds and the Funds on the intermediary's preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds and the Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces PBHG Funds' costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse. PBHG Funds may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other financial intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or intermediary's sales and/or the value of Fund shares within a qualifying dealer's or intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such intermediaries.

PAYMENTS BY PBHG FUNDS

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, PBHG Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and Dwight Short Term Fixed Income Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                    Net                                                     Realized and
                                   Asset                                                     Unrealized
                                   Value               Net                                    Gains or               Total
                                 Beginning         Investment         Redemption              (Losses)               from
                                 of Period            Loss               Fees               on Securities         Operations
---------------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                             $12.66           $(0.16) 1             --                  $(0.08)               $(0.24)
  2004                               7.94            (0.16) 1             --                    4.88                  4.72
  2003                              14.23            (0.14)               --                   (6.15)                (6.29)
  2002                              15.96            (0.17) 1             --                   (1.56)                (1.73)
  2001                              40.00            (0.10) 1             --                  (21.81)               (21.91)


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                             $18.34           $(0.19) 1             --                 $  0.21                $ 0.02
  2004                              13.90            (0.20) 1             --                    4.64                  4.44
  2003                              18.94            (0.17) 1             --                   (4.87)                (5.04)
  2002                              21.74            (0.20) 1             --                   (2.60)                (2.80)
  2001                              58.73            (0.20) 1             --                  (30.53)               (30.73)





                                                                                                              Net
                                     Distributions          Distributions                                    Asset
                                       from Net                 from                                         Value
                                      Investment               Capital                 Total                  End
                                        Income                  Gains              Distributions           of Period
-----------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                                  --                        --                     --                 $12.42
  2004                                  --                        --                     --                  12.66
  2003                                  --                        --                     --                   7.94
  2002                                  --                        --                     --                  14.23
  2001                                  --                    $(2.13)                $(2.13)                 15.96


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                                  --                        --                     --                 $18.36
  2004                                  --                        --                     --                  18.34
  2003                                  --                        --                     --                  13.90
  2002                                  --                        --                     --                  18.94
  2001                                  --                    $(6.26)                $(6.26)                 21.74







                                                                                                            Ratio
                                                                                                         of Expenses
                                                                                                         to Average
                                                                                                         Net Assets
                                                                                                         (Excluding
                                                                                                          Waivers,
                                                 Net                               Ratio of Net           Expenses
                                               Assets             Ratio            Investment             Borne by
                                                 End           of Expenses            Loss                 Adviser
                              Total           of Period        to Average          to Average            and Expense
                             Return             (000)          Net Assets          Net Assets           Reduction)^^^
--------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                      (1.90)%         $   184,294            1.46%              (1.36)%               1.47%
  2004                      59.45%              278,178            1.40%              (1.30)%               1.41%
  2003                     (44.20)%             201,460            1.55%              (1.44)%               1.55%
  2002                     (10.84)%             408,161            1.39%              (1.06)%               1.39%
  2001                     (56.95)%             538,294            1.26%              (0.33)%               1.26%


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                       0.11%          $   714,903            1.40%              (1.16)%               1.40%
  2004                      31.94%              986,917            1.38%              (1.16)%               1.39%
  2003                     (26.61)%           1,118,887            1.42%              (1.12)%               1.42%
  2002                     (12.88)%           1,925,422            1.33%              (0.95)%               1.33%
  2001                     (56.57)%           2,883,036            1.25%              (0.46)%               1.25%






                               Ratio of Net
                              Investment Loss
                                to Average
                                Net Assets
                                (Excluding
                                 Waivers,
                                 Expenses
                                 Borne by
                                Adviser and         Portfolio
                                  Expense            Turnover
                               Reduction)^^^           Rate
-----------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                           (1.37)%              68.28%
  2004                           (1.31)%              96.38%
  2003                           (1.44)%             218.32%
  2002                           (1.07)%             150.95%
  2001                           (0.33)%              89.91%


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                           (1.16)%              36.93%
  2004                           (1.17)%             163.61%
  2003                           (1.12)%             167.87%
  2002                           (0.96)%             170.67%
  2001                           (0.46)%             104.48%









The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net                                                  Realized and
                                              Asset                                                  Unrealized
                                              Value              Net                                  Gains or
                                            Beginning        Investment           Redemption          (Losses)
                                            of Period           Loss                 Fees           on Securities
---------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $15.12          $(0.09) 1                --               $(1.00)
  2004                                        11.35           (0.17) 1                --                 3.94
  2003                                        15.15           (0.09) 1                --                (3.71)
  2002                                        17.81           (0.11) 1                --                (2.55)
  2001                                        44.34           (0.12) 1                --               (22.04)


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.80          $(0.08) 1                --               $(0.52)
  2004                                        15.10           (0.15) 1                --                 4.85
  2003                                        19.67           (0.11) 1                --                (4.46)
  2002                                        22.90           (0.14) 1                --                (3.09)
  2001                                        38.37           (0.05) 1                --               (13.48)




                                                                     Distributions        Distributions
                                                    Total              from Net               from
                                                    from              Investment             Capital              Total
                                                 Operations             Income                Gains           Distributions
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                              $(1.09)               --                      --                  --
  2004                                                3.77                --                      --                  --
  2003                                               (3.80)               --                      --                  --
  2002                                               (2.66)               --                      --                  --
  2001                                              (22.16)               --                  $(4.37)             $(4.37)


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                              $(0.60)               --                      --                  --
  2004                                                4.70                --                      --                  --
  2003                                               (4.57)               --                      --                  --
  2002                                               (3.23)               --                      --                  --
  2001                                              (13.53)               --                  $(1.94)             $(1.94)



                                              Net                                Net
                                             Asset                             Assets              Ratio
                                             Value                               End            of Expenses
                                              End            Total            of Period         to Average
                                           of Period        Return              (000)           Net Assets
------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $14.03          (7.21)%           $153,215            1.46%
  2004                                        15.12          33.22%             217,059            1.46%
  2003                                        11.35         (25.08)%            209,192            1.48%
  2002                                        15.15         (14.94)%            333,115            1.36%
  2001                                        17.81         (53.84)%            501,921            1.23%


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.20          (3.03)%           $143,955            1.32%
  2004                                        19.80          31.13%             184,688            1.34%
  2003                                        15.10         (23.23)%            172,972            1.33%
  2002                                        19.67         (14.10)%            258,297            1.26%
  2001                                        22.90         (36.55)%            327,689            1.18%




                                                                 Ratio           Ratio of Net
                                                               of Expenses       Investment Loss
                                                               to Average          to Average
                                                               Net Assets          Net Assets
                                                               (Excluding          (Excluding
                                                                Waivers,            Waivers,
                                            Ratio of Net        Expenses            Expenses
                                             Investment           Borne             Borne by
                                                Loss           by Adviser          Adviser and         Portfolio
                                             to Average        and Expense           Expense           Turnover
                                             Net Assets       Reduction)^^^       Reduction)^^^          Rate
-------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                          (0.64)%          1.46%               (0.64)%            41.95%
  2004                                          (1.24)%          1.47%               (1.25)%            73.65%
  2003                                          (0.74)%          1.48%               (0.74)%           156.30%
  2002                                          (0.66)%          1.36%               (0.67)%           152.53%
  2001                                          (0.34)%          1.23%               (0.34)%           142.46%


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                          (0.43)%          1.32%               (0.43)%            35.70%
  2004                                          (0.83)%          1.35%               (0.84)%            63.17%
  2003                                          (0.67)%          1.33%               (0.67)%           124.58%
  2002                                          (0.62)%          1.26%               (0.63)%           148.93%
  2001                                          (0.14)%          1.18%               (0.14)%           146.18%






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                           Net                                                      Realized and
                                          Asset                Net                                   Unrealized
                                          Value            Investment                                 Gains or            Total
                                        Beginning            Income            Redemption             (Losses)            from
                                        of Period            (Loss)               Fees              on Securities      Operations
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                   $20.91             $(0.26) 1               --                $(0.70)            $(0.96)
  2004                                    15.71              (0.28) 1               --                  5.48               5.20
  2003                                    22.74              (0.19)                 --                 (6.84)             (7.03)
  2002                                    26.58              (0.25) 1               --                 (3.59)             (3.84)
  2001                                    77.81              (0.24) 1               --                (48.55)            (48.79)


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                   $13.68             $(0.16) 1               --                 $0.95              $0.79
  2004                                     8.72              (0.14) 1               --                  5.10               4.96
  2003                                    13.37              (0.11) 1               --                 (4.54)             (4.65)
  2002                                    12.08              (0.13) 1               --                  1.42               1.29
  2001                                    19.34              (0.11) 1               --                 (4.55)             (4.66)


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                    $9.84              $0.06 1                --                 $0.77              $0.83
  2004                                     7.35               0.05 1                --                  2.48               2.53
  2003                                    10.42               0.06                  --                 (3.06)             (3.00)
  2002 4                                  10.33               0.02                  --                  0.07               0.09
  2001 5                                  11.09               0.07                  --                 (0.76)             (0.69)
  2000 5                                  12.31               0.06                  --                 (1.20)             (1.14)




                                                                                                        Net
                                            Distributions    Distributions                             Asset
                                              from Net           from                                  Value
                                             Investment         Capital             Total               End
                                               Income            Gains          Distributions        of Period
--------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                            --                --                  --            $19.95
  2004                                            --                --                  --             20.91
  2003                                            --                --                  --             15.71
  2002                                            --                --                  --             22.74
  2001                                            --            $(2.44)             $(2.44)            26.58


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                            --                --                  --            $14.47
  2004                                            --                --                  --             13.68
  2003                                            --                --                  --              8.72
  2002                                            --                --                  --             13.37
  2001                                            --            $(2.60)             $(2.60)            12.08


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                        $(0.07)               --              $(0.07)           $10.60
  2004                                         (0.04)               --               (0.04)             9.84
  2003                                         (0.07)               --               (0.07)             7.35
  2002 4                                          --                --                  --             10.42
  2001 5                                       (0.07)               --               (0.07)            10.33
  2000 5                                       (0.06)           $(0.02)              (0.08)            11.09




                                                                                                                     Ratio of
                                                                                                                     Expenses
                                                                                                                    to Average
                                                                                                                    Net Assets
                                                                                               Ratio of Net         (Excluding
                                                             Net                               Investment            Waivers,
                                                           Assets             Ratio              Income           Expenses Borne
                                                             End           of Expenses           (Loss)             by Adviser
                                       Total              of Period        to Average          to Average           and Expense
                                      Return                (000)          Net Assets          Net Assets          Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                (4.59)%           $163,617              1.53%              (1.28)%              1.53%
  2004                                33.10%             231,034              1.52%              (1.44)%              1.53%
  2003                               (30.91)%            225,127              1.55%              (1.02)%              1.55%
  2002                               (14.45)%            413,134              1.38%              (0.94)%              1.38%
  2001                               (64.23)%            662,551              1.26%              (0.43)%              1.26%


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                 5.77%            $ 51,156              1.50%              (1.17)%              1.61%
  2004                                56.88%              69,838              1.50%              (1.14)%              1.60%
  2003                               (34.78)%             57,738              1.50%              (1.09)%              1.57%
  2002                                10.68%              86,243              1.50%              (0.96)%              1.52%
  2001                               (27.04)%             76,331              1.50%              (0.63)%              1.50%


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                 8.49%            $ 55,219              1.28%               0.57%               1.28%
  2004                                34.50%              65,668              1.24%               0.59%               1.25%
  2003                               (28.83)%             53,983              1.19%               0.62%               1.31%
  2002 4                               0.89%+            101,615              0.99%*              0.63%*              1.33%*
  2001 5                              (6.22)%             95,031              0.99%               0.64%               1.09%
  2000 5                              (9.33)%            118,545              0.97%               0.53%               0.97%




                                           Ratio of
                                        Net Investment
                                         Income (Loss)
                                          to Average
                                          Net Assets
                                          (Excluding
                                       Waivers, Expenses
                                           Borne by
                                          Adviser and           Portfolio
                                            Expense             Turnover
                                         Reduction)^^^            Rate
-------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                    (1.28)%                141.68%
  2004                                    (1.45)%                179.85%
  2003                                    (1.02)%                381.73%
  2002                                    (0.95)%                301.58%
  2001                                    (0.43)%                157.72%


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                    (1.28)%                 80.38%
  2004                                    (1.24)%                 96.80%
  2003                                    (1.16)%                113.26%
  2002                                    (0.97)%                118.88%
  2001                                    (0.63)%                143.04%


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                     0.57%                 173.71%
  2004                                     0.58%                 267.41%
  2003                                     0.50%                 212.69%
  2002 4                                   0.29%*                 65.99%+
  2001 5                                   0.54%                 229.00%
  2000 5                                   0.53%                 270.00%






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                          Net                                                   Realized and
                         Asset               Net                                 Unrealized
                         Value           Investment                               Gains or            Total
                       Beginning           Income            Redemption           (Losses)            from
                       of Period           (Loss)               Fees            on Securities      Operations
----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  $17.19           $ 0.07 1                --                $1.35             $1.42
  2004                   12.01            (0.02) 1               --                 5.20              5.18
  2003                   16.20            (0.02)                 --                (4.17)            (4.19)
  2002                   17.41            (0.04) 1               --                (1.03)            (1.07)
  2001                   18.51             0.07 1                --                (0.74)            (0.67)


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  $11.93           $ 0.08 1                --                $0.25             $0.33
  2004                    9.50             0.15 1                --                 2.43              2.58
  2003                   13.34             0.13 1                --                (3.82)            (3.69)
  2002                   13.90             0.03 1                --                (0.57)            (0.54)
  2001                   11.97             0.21 1                --                 2.21              2.42



                                                                                           Net
                            Distributions     Distributions                               Asset
                              from Net            from                                    Value
                             Investment          Capital               Total               End
                               Income             Gains            Distributions        of Period
----------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                             --                 --                   --             $18.61
  2004                             --                 --                   --              17.19
  2003                             --                 --                   --              12.01
  2002                         $(0.06)            $(0.08)              $(0.14)             16.20
  2001                             --              (0.43)               (0.43)             17.41


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                         $(0.13)                --               $(0.13)            $12.13
  2004                          (0.15)                --                (0.15)             11.93
  2003                          (0.15)                --                (0.15)              9.50
  2002                          (0.02)                --                (0.02)             13.34
  2001                          (0.08)            $(0.41)               (0.49)             13.90




                                                                                                    Ratio
                                                                                                 of Expenses
                                                                                                 to Average
                                                                                                 Net Assets
                                                                                                 (Excluding
                                                                             Ratio of Net         Waivers,
                                           Net                               Investment           Expenses
                                         Assets             Ratio              Income               Borne
                                           End           of Expenses           (Loss)            by Adviser
                        Total           of Period        to Average          to Average          and Expense
                       Return             (000)          Net Assets          Net Assets         Reduction)^^^
-----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  8.26%          $ 19,724             1.49%               0.42%               1.62%
  2004                 43.13%            26,574             1.50%              (0.15)%              1.54%
  2003                (25.86)%           23,293             1.50%              (0.23)%              1.50%
  2002                 (6.18)%           34,675             1.37%              (0.24)%              1.37%
  2001                 (3.59)%           58,724             1.34%               0.37%               1.34%


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  2.73%          $122,043             1.21%               0.69%               1.21%
  2004                 27.20%           214,710             1.20%               1.34%               1.21%
  2003                (27.73)%          283,989             1.20%               1.18%               1.20%
  2002                 (3.86)%          524,236             1.14%               0.24%               1.14%
  2001                 20.42%           425,414             1.16%               0.91%               1.16%




                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and           Portfolio
                              Expense             Turnover
                           Reduction)^^^            Rate
------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                        0.29%                 192.04%
  2004                       (0.19)%                240.63%
  2003                       (0.23)%                281.70%
  2002                       (0.25)%                433.98%
  2001                        0.37%                 404.36%


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                        0.69%                 152.98%
  2004                        1.33%                 252.96%
  2003                        1.18%                 428.30%
  2002                        0.24%                 947.66%
  2001                        0.91%                1184.89%







The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                           Net                                                   Realized and
                          Asset                Net                                Unrealized
                          Value            Investment                              Gains or               Total
                        Beginning            Income           Redemption           (Losses)               from
                        of Period            (Loss)              Fees            on Securities         Operations
----------------------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   $17.93            $(0.03) 1               --               $1.73               $ 1.70
  2004                    12.29             (0.07) 1               --                5.71                 5.64
  2003                    15.74             (0.04) 1               --               (3.41)               (3.45)
  2002                    14.44             (0.02) 1               --                1.32                 1.30
  2001                    13.82              0.09 1                --                1.20                 1.29


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   $20.29            $(0.20) 1               --               $2.07               $ 1.87
  2004                    13.27             (0.15) 1               --                7.17                 7.02
  2003                    20.65             (0.13) 1               --               (7.25)               (7.38)
  2002                    18.48             (0.14) 1               --                2.31                 2.17
  2001                    18.75             (0.02) 1               --                0.58                 0.56




                                                                                         Net
                            Distributions      Distributions                            Asset
                              from Net             from                                 Value
                             Investment           Capital              Total             End
                               Income              Gains           Distributions      of Period
------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                             --              $(1.66)             $(1.66)           $17.97
  2004                             --                  --                  --             17.93
  2003                             --                  --                  --             12.29
  2002                             --                  --                  --             15.74
  2001                         $(0.03)             $(0.64)             $(0.67)            14.44


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                             --                  --                  --            $22.16
  2004                             --                  --                  --             20.29
  2003                             --                  --                  --             13.27
  2002                             --                  --                  --             20.65
  2001                             --              $(0.83)             $(0.83)            18.48




                                                                                             Ratio
                                                                                          of Expenses
                                                                                          to Average
                                                                                          Net Assets
                                                                                          (Excluding
                                                                        Ratio of Net       Waivers,
                                          Net                           Investment         Expenses
                                        Assets            Ratio           Income             Borne
                                          End          of Expenses        (Loss)          by Adviser
                        Total          of Period       to Average       to Average        and Expense
                       Return            (000)         Net Assets       Net Assets       Reduction)^^^
----------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   9.59%         $455,657           1.33%           (0.18)%            1.33%
  2004                  45.89%          452,530           1.37%           (0.47)%            1.38%
  2003                 (21.92)%         288,030           1.40%           (0.33)%            1.40%
  2002                   9.00%          464,987           1.32%           (0.15)%            1.32%
  2001                   9.43%          231,117           1.35%            0.40%             1.35%


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   9.22%         $ 60,556           1.50%           (1.01)%            1.61%
  2004                  52.90%          102,497           1.50%           (0.84)%            1.56%
  2003                 (35.74)%         102,497           1.50%           (0.83)%            1.59%
  2002                  11.74%          290,007           1.48%           (0.72)%            1.48%
  2001                   2.99%          251,994           1.49%           (0.09)%            1.49%




                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and        Portfolio
                              Expense          Turnover
                           Reduction)^^^         Rate
---------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                       (0.18)%             116.71%
  2004                       (0.48)%             143.80%
  2003                       (0.33)%             195.22%
  2002                       (0.15)%             236.85%
  2001                        0.40%              248.10%


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                       (1.12)%              98.18%
  2004                       (0.90)%             116.57%
  2003                       (0.92)%             115.44%
  2002                       (0.72)%             144.85%
  2001                       (0.09)%             177.69%




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                                Net                                                Realized and
                               Asset              Net                               Unrealized
                               Value          Investment                             Gains or            Total
                             Beginning          Income            Redemption         (Losses)            from
                             of Period          (Loss)               Fees          on Securities      Operations
----------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                           $15.88           $0.06 1             --                 $0.99             $1.05
  2004                            11.84            0.05 1             --                  4.07              4.12
  2003                            16.40            0.14               --                 (4.31)            (4.17)
  2002 7                          15.92            0.20               --                  2.34              2.54
  2001 8                          10.87            0.21               --                  5.49              5.70
  2000 8                          12.19            0.16               --                 (1.18)            (1.02)


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                           $20.80          $(0.16) 1            --                 $4.97             $4.81
  2004^                           16.12           (0.05) 1            --                  4.89              4.84



                                                                                                    Net
                                  Distributions       Distributions                                Asset
                                    from Net              from                                     Value
                                   Investment            Capital               Total                End
                                     Income               Gains            Distributions         of Period
-------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                                $(0.05)              $(0.23)              $(0.28)            $16.65
  2004                                 (0.06)               (0.02)               (0.08)             15.88
  2003                                 (0.15)               (0.24)               (0.39)             11.84
  2002 7                               (0.14)               (1.92)               (2.06)             16.40
  2001 8                               (0.21)               (0.44)               (0.65)             15.92
  2000 8                               (0.16)               (0.14)               (0.30)             10.87


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                                    --                $(0.41)              $(0.41)            $25.20
  2004^                                   --                 (0.16)               (0.16)             20.80



                                                                                                                Ratio
                                                                                                             of Expenses
                                                                                                             to Average
                                                                                                             Net Assets
                                                                                                             (Excluding
                                                                                         Ratio of Net         Waivers,
                                                    Net                                  Investment           Expenses
                                                  Assets               Ratio               Income               Borne
                                                    End             of Expenses            (Loss)            by Adviser
                               Total             of Period          to Average           to Average          and Expense
                              Return               (000)            Net Assets           Net Assets         Reduction)^^^
---------------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                          6.64%          $1,374,194              1.44%                0.34%               1.46%
  2004                         34.82%           1,128,195              1.48%                0.36%               1.49%
  2003                        (25.73)%            647,508              1.45%                1.00%               1.52%
  2002 7                       17.48%+            621,735              1.40%*               1.26%*              1.44%*
  2001 8                       53.22%             272,069              1.40%                1.41%               1.41%
  2000 8                       (8.39)%             84,226              1.40%                1.47%               1.47%


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                         23.23%          $   91,746              1.50%               (0.68)%              1.54%
  2004^                        30.16%+             25,553              1.50%*              (0.42)%*             1.73%*



                                  Ratio of Net
                                   Investment
                                  Income (Loss)
                                   to Average
                                   Net Assets
                                   (Excluding
                                Waivers, Expenses
                                    Borne by
                                   Adviser and            Portfolio
                                     Expense              Turnover
                                  Reduction)^^^             Rate
---------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                               0.32%                 20.03%
  2004                               0.35%                 24.31%
  2003                               0.93%                 50.05%
  2002 7                             1.23%*                39.02%+
  2001 8                             1.40%                111.00%
  2000 8                             1.40%                 54.00%


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                              (0.72)%                27.69%
  2004^                             (0.65)%*               27.33%+




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                    Net                                                   Realized and
                                                   Asset             Net                                   Unrealized
                                                   Value         Investment                                 Gains or
                                                 Beginning         Income             Redemption            (Losses)
                                                 of Period         (Loss)                Fees             on Securities
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                              $11.66         $ 0.30 1               --                $ 1.01^^^^
  2004                                                8.06           0.31 1               --                  3.80
  2003                                                9.58           0.30 1               --                 (0.87)
  2002                                                8.78           0.09                 --                  0.80
  2001 5,9                                            9.56           0.47                 --                  0.46
  2000 5                                              8.04           0.36                 --                  1.60


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                              $10.77         $(0.13) 1              --                $(0.24)
  2004                                                7.31          (0.14) 1              --                  3.60
  2003                                               14.79          (0.11) 1              --                 (7.37)
  2002                                               19.70          (0.21) 1              --                 (4.70)
  2001                                               85.02          (0.46) 1              --                (59.61)




                                                                     Distributions      Distributions
                                                       Total           from Net             from             Return
                                                       from           Investment           Capital             of
                                                    Operations          Income              Gains            Capital
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                                  $ 1.31           $(0.29)             $(0.91)            --
  2004                                                    4.11            (0.34)              (0.12)        $(0.05) 10
  2003                                                   (0.57)           (0.31)              (0.61)         (0.03) 10
  2002                                                    0.89            (0.09)                 --             --
  2001 5,9                                                0.93            (0.45)              (1.21)         (0.05) 10
  2000 5                                                  1.96            (0.36)                 --          (0.08) 10


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                                  $(0.37)              --                  --             --
  2004                                                    3.46               --                  --             --
  2003                                                   (7.48)              --                  --             --
  2002                                                   (4.91)              --                  --             --
  2001                                                  (60.07)              --              $(5.25)            --




                                                                  Net                                    Net
                                                                 Asset                                 Assets              Ratio
                                                                 Value                                   End            of Expenses
                                             Total                End               Total             of Period         to Average
                                         Distributions         of Period           Return               (000)           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                    $(1.20)              $11.77               10.96%            $145,088              1.31%
  2004                                     (0.51)               11.66               52.08%             133,980              1.30%
  2003                                     (0.95)                8.06               (5.73)%             70,039              1.27%
  2002                                     (0.09)                9.58               10.11%+             76,679              1.36%*
  2001 5,9                                 (1.71)                8.78               10.41%              61,378              1.14%
  2000 5                                   (0.44)                9.56               24.90%              75,013              1.36%


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                        --               $10.40               (3.44)%           $229,768              1.64%
  2004                                        --                10.77               47.33%             314,112              1.66%
  2003                                        --                 7.31              (50.57)%            262,244              1.54%
  2002                                        --                14.79              (24.92)%            581,091              1.39%
  2001                                    $(5.25)               19.70              (74.20)%            920,965              1.25%




                                                                     Ratio           Ratio of Net
                                                                  of Expenses         Investment
                                                                  to Average         Income (Loss)
                                                                  Net Assets          to Average
                                                  Ratio           (Excluding          Net Assets
                                                 of  Net           Waivers,       (Excluding Waivers,
                                               Investment       Expenses Borne      Expenses Borne
                                                 Income           by Adviser,         by Adviser,
                                                 (Loss)         Reimbursements      Reimbursements          Portfolio
                                               to Average         and Expense         and Expense           Turnover
                                               Net Assets        Reduction)^^^       Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                            2.52%              1.31%               2.52%               82.58%
  2004                                            3.15%              1.31%               3.14%               78.20%
  2003                                            3.42%              1.33%               3.36%              110.81%
  2002                                            4.20%*             1.47%*              4.09%*              25.08%+
  2001 5,9                                        4.57%              1.14%               4.57%              139.00%
  2000 5                                          4.14%              1.36%               4.14%               76.00%


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                           (1.22)%             1.64%              (1.22)%              63.05%
  2004                                           (1.40)%             1.67%              (1.41)%             135.24%
  2003                                           (1.24)%             1.54%              (1.24)%             261.67%
  2002                                           (1.17)%             1.39%              (1.19)%             185.33%
  2001                                           (0.81)%             1.25%              (0.81)%             291.41%






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net
                                              Asset                                               Realized and
                                              Value             Net                                Unrealized
                                            Beginning       Investment         Redemption           Gains on
                                            of Period         Income              Fees             Securities
---------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                        $10.30          $0.35 1               --               $ 0.03
 2004 ^^                                      10.00           0.23 1               --                 0.38


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                        $10.00          $0.21 1               --               $(0.11)#
 2004                                         10.00           0.29 1               --                 0.04
 2003                                         10.00           0.39                 --                 0.04
 2002 12                                      10.00           0.20                 --                   --
 2001 13                                      10.00           0.61              $0.01                   --
 2000 13                                      10.00           0.65               0.01                   --




                                                                Distributions       Distributions
                                                Total             from Net              from            Return
                                                from             Investment            Capital            of
                                             Operations            Income               Gains           Capital
------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           $0.38             $(0.36)              $(0.20)               --
 2004 ^^                                         0.61              (0.23)               (0.08)               --


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           $0.10             $(0.25)              $(0.04)               --
 2004                                            0.33              (0.29)                  --            $(0.04)
 2003                                            0.43              (0.43)                  --                --
 2002 12                                         0.20              (0.20)               (0.04)               --
 2001 13                                         0.62              (0.62)                  --                --
 2000 13                                         0.66              (0.66)                  --                --





                                                                               Net
                                                                              Asset
                                                           Reverse            Value
                                             Total          Stock              End              Total
                                         Distributions      Split           of Period          Return
------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                      $(0.56)             --             $10.12            3.72%
 2004 ^^                                    (0.31)             --              10.30            6.19%+


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                      $(0.29)             --            $  9.81            1.02%##
 2004                                       (0.33)             --              10.00            3.38%
 2003                                       (0.43)             --              10.00            4.38%
 2002 12                                    (0.24)          $0.04              10.00            1.98%+
 2001 13                                    (0.62)             --              10.00            6.34%
 2000 13                                    (0.66)             --              10.00            6.80%




                                                                                Ratio
                                              Net                               of  Net
                                            Assets             Ratio          Investment
                                              End           of Expenses         Income
                                           of Period        to Average        to Average
                                             (000)          Net Assets        Net Assets
---------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                    $    7,302            0.85%             3.38%
 2004 ^^                                      6,377            0.85%*            3.33%*


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                    $  392,118            0.83%             2.08%
 2004                                     1,424,238            1.00%             2.87%
 2003                                     1,192,971            1.00%             3.65%
 2002 12                                    518,004            1.00%*            4.67%*
 2001 13                                     71,298            1.00%             5.97%
 2000 13                                     24,065            1.03%             6.53%




                                                Ratio               Ratio of Net
                                             of Expenses             Investment
                                             to Average             Income (Loss)
                                             Net Assets              to Average
                                             (Excluding              Net Assets
                                              Waivers,           (Excluding Waivers,
                                           Expenses Borne          Expenses Borne
                                             by Adviser,             by Adviser,
                                           Reimbursements          Reimbursements            Portfolio
                                             and Expense             and Expense             Turnover
                                            Reduction)^^^           Reduction)^^^              Rate
---------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           2.05%                  2.18%                 350.28%
 2004 ^^                                        2.36%*                 1.82%*                258.83%+


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           1.17%                  1.74%                 400.26%
 2004                                           1.30%                  2.57%                 257.21%
 2003                                           1.34%                  3.31%                 222.67%
 2002 12                                        1.32%*                 4.35%*                116.91%+
 2001 13                                        1.62%                  5.35%                 196.00%
 2000 13                                        1.84%                  5.69%                  72.00%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                            Net                              Realized and
                           Asset                              Unrealized
                           Value             Net               Gains or              Total
                         Beginning       Investment            (Losses)              from
                         of Period         Income            on Securities        Operations
---------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     $1.00           $0.01 1                --                $0.01
  2004                      1.00              -- 1                --                   --
  2003                      1.00            0.01                  --                 0.01
  2002                      1.00            0.03                  --                 0.03
  2001                      1.00            0.06                  --                 0.06


                                                                                                    Net
                              Distributions         Distributions                                  Asset
                                from Net                from                                       Value
                               Investment              Capital                 Total                End
                                 Income                 Gains              Distributions         of Period
-------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                           $(0.01)                   --                 $(0.01)              $1.00
  2004                               --                    --                     --                1.00
  2003                            (0.01)                   --                  (0.01)               1.00
  2002                            (0.03)                   --                  (0.03)               1.00
  2001                            (0.06)                   --                  (0.06)               1.00


                                                                                                Ratio             Ratio of Net
                                                                                             of Expenses           Investment
                                                                                             to Average              Income
                                                                                             Net Assets            to Average
                                                                                             (Excluding            Net Assets
                                                                                              Waivers,             (Excluding
                                             Net                        Ratio of Net          Expenses          Waivers, Expenses
                                           Assets           Ratio        Investment             Borne               Borne by
                                             End         of Expenses       Income            by Adviser            Adviser and
                           Total          of Period      to Average      to Average          and Expense             Expense
                          Return            (000)        Net Assets      Net Assets         Reduction)^^^         Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     0.91%          $ 41,720          0.82%            0.87%               0.83%                0.86%
  2004                     0.32%            53,905          0.88%            0.32%               0.89%                0.31%
  2003                     0.94%            94,459          0.75%            0.93%               0.75%                0.93%
  2002                     2.55%           107,513          0.59%            2.92%               0.59%                2.91%
  2001                     5.98%           525,463          0.52%            5.78%               0.52%                5.78%




*    Annualized
+    Total return and portfolio turnover have not been annualized.
++   Class A and Class C shares commenced operations on September 30, 2003.
+++  Class A and Class C shares commenced operations on July 31, 2003.
++++ The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.
^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^  See note 11 on page 125.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# The impact of the payment from affiliate (See Note 2 on page 110) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
## A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the PBHG Class, Advisor Class, Class A, and Class C, respectively.
1    Per share calculations were performed using average shares for the period.
2 The PBHG Large Cap Growth Concentrated Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
4 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5    For the year ended December 31.
6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.
7 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
8    For the year or period ended April 30.
9 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
10 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
11 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
12 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
13   For the year or period ended October 31.
14 The Dwight Short Term Fixed Income Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION

(SAI) Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE CALL
1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO  64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 1-800-433-0051; and (iii) on the Commission's website at www.sec.gov. PBHG Funds has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-433-0051 or by visiting the Securities and Exchange Commission website at www.sec.gov.

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.

INVESTMENT ADVISER
Liberty Ridge Capital, Inc.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Pro -- 7/05

PROTECTING YOUR PERSONAL INFORMATION

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

RESTRICTED USE OF INFORMATION

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

SAFEGUARDS TO KEEP INFORMATION SECURE

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

                              ADVISOR CLASS SHARES
                                   PROSPECTUS

                                  JULY 22, 2005

GROWTH FUNDS

PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
(formerly known as PBHG Large Cap 20 Fund)
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund

BLEND FUNDS

Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

VALUE FUNDS

Clipper Focus Fund
TS&W Small Cap Value Fund

SPECIALTY FUNDS

Heitman REIT Fund
PBHG Technology & Communications Fund

FIXED INCOME FUNDS

Dwight Intermediate Fixed Income Fund
Dwight Short Term Fixed Income Fund
(formerly known as PBHG IRA Capital Preservation Fund)

MONEY MARKET FUND

PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

PBHG-PRO ADV 7/05

AN INTRODUCTION TO THE PBHG FUNDS(R)AND THIS PROSPECTUS.

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called "Funds." This Prospectus describes Advisor Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds).

INVESTMENT ADVISER

Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") (formerly known as Pilgrim Baxter & Associates, Ltd.) is the investment adviser for each Fund. Liberty Ridge Capital has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 111 of this Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

                                                                                                     PAGE
PBHG EMERGING GROWTH FUND...............................................................................5
PBHG GROWTH FUND.......................................................................................10
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND).....................14
PBHG LARGE CAP GROWTH FUND.............................................................................19
PBHG SELECT GROWTH FUND................................................................................23
PBHG STRATEGIC SMALL COMPANY FUND......................................................................28
ANALYTIC DISCIPLINED EQUITY FUND.......................................................................33
PBHG FOCUSED FUND......................................................................................38
PBHG LARGE CAP FUND....................................................................................43
PBHG MID-CAP FUND......................................................................................48
PBHG SMALL CAP FUND....................................................................................52
CLIPPER FOCUS FUND.....................................................................................56
TS&W SMALL CAP VALUE FUND..............................................................................61
HEITMAN REIT FUND......................................................................................66
PBHG TECHNOLOGY & COMMUNICATIONS FUND..................................................................71
DWIGHT INTERMEDIATE FIXED INCOME FUND..................................................................76
DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND).............81
PBHG CASH RESERVES FUND................................................................................86
RELATED PERFORMANCE INFORMATION FOR DWIGHT (DWIGHT INTERMEDIATE FIXED INCOME FUND).....................90
MORE ABOUT THE FUNDS...................................................................................91
OUR INVESTMENT STRATEGIES..............................................................................91
RISKS AND RETURNS......................................................................................94
THE INVESTMENT ADVISER................................................................................107
THE SUB-ADVISERS......................................................................................109
THE PORTFOLIO MANAGERS................................................................................111
YOUR INVESTMENT.......................................................................................116
POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING......................................................116
VALUING PORTFOLIO SECURITIES..........................................................................119
PRICING FUND SHARES - NET ASSET VALUE (NAV)...........................................................119
BUYING SHARES.........................................................................................119
SELLING SHARES........................................................................................120
GENERAL POLICIES......................................................................................121
DISTRIBUTION AND TAXES................................................................................124
DISTRIBUTION ARRANGEMENTS.............................................................................125
REVENUE SHARING.......................................................................................125
FINANCIAL HIGHLIGHTS..................................................................................126

                            PBHG EMERGING GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Growth Index had market capitalizations between $20 million and $4.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares (which are offered through a separate prospectus) adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

      1995          48.45%
      1996          17.08%
      1997          -3.67%
      1998           3.00%
      1999          48.34%
      2000         -25.22%
      2001         -32.56%
      2002         -47.60%
      2003          56.62%
      2004           0.68%

The Fund's year-to-date return as of June 30, 2005 was -0.30%

BEST QUARTER:                  Q4 1999      45.85%
WORST QUARTER:                 Q3 2001     -34.44%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                       Past            Past             Past
                                                      1 Year         5 Years          10 Years
                                                      ------         -------          --------
Emerging Growth Fund  --
         PBHG Class
         Before Taxes                                 0.68%          -16.06%           0.64%
Emerging Growth Fund --
         PBHG Class
         After Taxes on Distributions                 0.68%          -16.44%           0.07%
Emerging Growth Fund --
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*                     0.45%          -12.85%           0.44%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                    14.31%           -3.57%           7.12%


* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                   2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.85%
Distribution and/or Service (12b-1) Fees                            0.25%
Other Expenses                                                      0.60%(2)
Total Annual Operating Expenses                                     1.70%(2)

Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2005.

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Redemption/Exchange Fee" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.72%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                           1 Year          2 Years        3 Years        4 Years          5 Years
                           ------          -------        -------        -------          -------
Advisor Class               $173            $351           $536           $726              $923


                          6 Years          7 Years        8 Years        9 Years          10 Years
                          -------          -------        -------        -------          --------
                           $1126            $1336          $1553          $1777            $2009

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.



                                        Column 1                                       Column 2
                                        --------                                       --------
                           Cumulative Performance without the               Cumulative Performance with the
         Year                Deduction of Fees and Expenses                 Deduction of Fees and Expenses
         ----                ------------------------------                 ------------------------------
           1                            5.00%                                          3.30%
           2                           10.25%                                          6.71%
           3                           15.76%                                         10.23%
           4                           21.55%                                         13.87%
           5                           27.63%                                         17.63%
           6                           34.01%                                         21.51%
           7                           40.71%                                         25.52%
           8                           47.75%                                         29.66%
           9                           55.13%                                         33.94%
          10                           62.90%                                         38.36%

                            PBHG GROWTH FUND

GOAL

The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $55 million and $39.1 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

      1995           49.97%
      1996            9.61%
      1997           -3.62%
      1998            0.32%
      1999           91.97%
      2000          -23.07%
      2001          -34.71%
      2002          -30.49%
      2003           25.30%
      2004            7.32%

The Fund's year-to-date return as of June 30, 2005 was 0.85%

BEST QUARTER:                       Q4 1999                 64.44%
WORST QUARTER:                      Q4 2000                -32.55%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                        Past             Past             Past
                                                       1 Year           5 Years         10 Years
                                                       ------           -------         --------
Growth Fund* --
         Advisor Class
         Before Taxes                                   7.32%           -14.04%            3.66%
Growth Fund*--
         Advisor Class
         After Taxes on Distributions                   7.32%           -14.62%            3.23%
Growth Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares**                      4.76%           -11.23%            3.26%
Russell Midcap(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                      15.48%            -3.36%           11.23%

* The inception date of the PBHG Growth Fund -- Advisor Class was August 16, 1996. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was -1.25%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were -1.73% and -0.97%, respectively.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                       2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.85%
Distribution and/or Service (12b-1) Fees                                0.25%
Other Expenses
Total Annual Operating Expenses                                         0.53%(2)
                                                                        1.63%(2)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Redemption Fee/Exchange Fee" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.55% and 1.65%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                                        1 Year          2 Years        3 Years       4 Years           5 Years
                                        ------          -------        -------       -------           -------
Advisor Class                            $166            $337           $514           $697             $887


                                       6 Years          7 Years        8 Years       9 Years          10 Years
                                       -------          -------        -------       -------          --------
                                        $1082            $1284          $1493         $1709             $1933


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                        Column 1                                        Column 2
                                        --------                                        --------
                           Cumulative Performance without the               Cumulative Performance with the
         Year                Deduction of Fees and Expenses                  Deduction of Fees and Expenses
         ----                ------------------------------                  ------------------------------
           1                            5.00%                                          3.37%
           2                           10.25%                                          6.85%
           3                           15.76%                                         10.45%
           4                           21.55%                                         14.18%
           5                           27.63%                                         18.02%
           6                           34.01%                                         22.00%
           7                           40.71%                                         26.11%
           8                           47.75%                                         30.36%
           9                           55.13%                                         34.76%
          10                           62.90%                                         39.30%

                     PBHG LARGE CAP GROWTH CONCENTRATED FUND
                  (FORMERLY KNOWN AS AS PBHG LARGE CAP 20 FUND)

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 1000(R) Growth Index had market capitalizations between $455 million and $385 billion. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

    1997          32.63%
    1998          67.42%
    1999         102.42%
    2000         -22.28%
    2001         -35.52%
    2002         -31.57%
    2003          32.55%
    2004           7.19%

The Fund's year-to-date return as of June 30, 2005 was -8.92%

BEST QUARTER:                     Q4 1999              75.53%
WORST QUARTER:                    Q4 2000             -33.16%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                     Past              Past           Inception
                                                   1 Years           5 Years         (11/29/96)
                                                   -------           -------         ----------
Large Cap Growth Concentrated Fund* --
         Advisor Class
         Before Taxes                               7.19%             -13.39%             9.96%
Large Cap Growth Concentrated Fund* --
         Advisor Class
         After Taxes on Distributions               7.19%             -14.15%             8.85%
Large Cap Growth Concentrated Fund* --
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares***                 4.67%             -11.00%             8.67%
Russell 1000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                   6.30%              -9.29%             4.71%

*    The inception date of the PBHG Large Cap Growth Concentrated
     Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was -11.00%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were -11.00% and -9.08%, respectively. Prior to December 9, 2004, the PBHG Large Cap Growth Concentrated Fund was named the PBHG Large Cap 20 Fund.

** The since inception return for the Russell 1000(R) Growth Index was calculated as of November 30, 1996.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                          0.25%
Other Expenses                                                    0.60%(3)
Total Annual Operating Expenses                                   1.70%(2)(3)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Redemption/Exchange Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July
     31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.71%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                               1 Year          2 Years        3 Years       4 Years           5 Years
                               ------          -------        -------       -------           -------
Advisor Class                   $173            $351           $536           $726             $923


                              6 Years          7 Years        8 Years       9 Years          10 Years
                              -------          -------        -------       -------          --------
                               $1126            $1336          $1553         $1777             $2009

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                       Column 1                                       Column 2
                                        --------                                       --------
                           Cumulative Performance without the               Cumulative Performance with the
         Year                Deduction of Fees and Expenses                 Deduction of Fees and Expenses
         ----                ------------------------------                 ------------------------------
           1                            5.00%                                          3.30%
           2                           10.25%                                          6.71%
           3                           15.76%                                         10.23%
           4                           21.55%                                         13.87%
           5                           27.63%                                         17.63%
           6                           34.01%                                         21.51%
           7                           40.71%                                         25.52%
           8                           47.75%                                         29.66%
           9                           55.13%                                         33.94%
          10                           62.90%                                         38.36%

                       PBHG LARGE CAP GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 1000(R) Growth Index had market capitalizations between $455 million and $385 billion. Liberty
Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

       1996                23.09%
       1997                22.05%
       1998                30.11%
       1999                66.64%
       2000                -0.43%
       2001               -28.69%
       2002               -28.96%
       2003                29.92%
       2004                 8.46%

The Fund's year-to-date return as of June 30, 2005 was -4.62%

BEST QUARTER:                       Q4 1999               59.50%
WORST QUARTER:                      Q4 2000              -22.79%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                     Since
                                                  Past              Past           Inception
                                                 1 Year           5 Years          (4/5/95)
                                                 ------           -------          --------
Large Cap Growth Fund* --
       Advisor Class
       Before Taxes                              8.46%            -6.34%              12.46%
Large Cap Growth Fund*--
       Advisor Class
       After Taxes on Distributions              8.46%            -6.73%              11.36%
Large Cap Growth Fund*--
       Advisor Class
       After Taxes on Distributions
       and Sale of Fund Shares***                5.50%            -5.44%              10.80%
Russell 1000(R)
Growth Index**
       (Reflects No Deduction for
       Fees, Expenses or Taxes)                  6.30%            -9.29%               8.82%

*     The inception date of the PBHG Large Cap Growth Fund --
      Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was -8.07%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were -8.07% and -6.72%, respectively.

** The since inception return for the Russell 1000(R) Growth Index was calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)             2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.75%
Distribution and/or Service (12b-1) Fees                      0.25%
Other Expenses                                                0.56% (2)
Total Annual Operating Expenses                               1.56%(2)


* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Redemption/Exchange Fee" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.57% and 1.57%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                           1 Year          2 Years        3 Years       4 Years           5 Years
                           ------          -------        -------       -------           -------
Advisor Class               $159            $323           $493           $668             $850


                          6 Years          7 Years        8 Years       9 Years          10 Years
                          -------          -------        -------       -------          --------
                           $1038            $1232          $1433         $1641             $1856


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                        Column 1                                       Column 2
                                        --------                                       --------
                           Cumulative Performance without the               Cumulative Performance with the
         Year                Deduction of Fees and Expenses                 Deduction of Fees and Expenses
         ----                ------------------------------                 ------------------------------
           1                            5.00%                                          3.44%
           2                           10.25%                                          7.00%
           3                           15.76%                                         10.68%
           4                           21.55%                                         14.49%
           5                           27.63%                                         18.42%
           6                           34.01%                                         22.50%
           7                           40.71%                                         26.71%
           8                           47.75%                                         31.07%
           9                           55.13%                                         35.58%
          10                           62.90%                                         40.24%

                        PBHG SELECT GROWTH FUND


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares (which are offered through a separate prospectus) adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

                      1996                    27.99%
                      1997                     6.84%
                      1998                    19.02%
                      1999                   160.89%
                      2000                   -24.55%
                      2001                   -40.84%
                      2002                   -33.95%
                      2003                    30.23%
                      2004                     6.72%


The Fund's year-to-date return as of June 30, 2005 was -8.31%

BEST QUARTER:                   Q4 1999    130.62%
WORST QUARTER:                  Q4 2000    -43.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares ,adjusted to reflect the higher Service Fees applicable to Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                      Since
                                                                        Past           Past         Inception
                                                                       1 Year        5 Years        (4/5/95)
                                                                       ------        -------        --------
Select Growth Fund                                                       6.72%        -16.34%         10.97%
         PBHG Class
         Before Taxes

Select Growth Fund                                                       6.72%        -16.64%         10.29%
         PBHG Class
         After Taxes on Distributions

Select Growth Fund                                                       4.37%        -13.08%          9.70%
         After Taxes on Distributions PBHG Class
         and Sale of Fund Shares**

Russell 3000(R)Growth Index*
         (Reflects No Deduction for Fees, Expenses or Taxes)             6.93%         -8.87%          8.56%




* The since inception return for the Russell 3000(R) Growth Index was calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)          2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.85%
Distribution and/or Service (12b-1) Fees                   0.25%
Other Expenses                                             0.66%(2)
Total Annual Operating Expenses                            1.76%(2)



Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2005.

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Redemption/Exchange Fee" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.68% and 1.78%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                            1 Year             2 Years             3 Years             4 Years             5 Years
                            ------             -------             -------             -------             -------
Advisor Class                $179                $363                $554                $751                $954


                           6 Years             7 Years             8 Years             9 Years             10 Years
                           -------             -------             -------             -------             --------
                            $1164               $1380               $1604               $1835               $2073


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                            Column 1                                        Column 2
                                            --------                                        --------
                         Cumulative Performance without the Deduction            Cumulative Performance with the
         Year                         of Fees and Expenses                       Deduction of Fees and Expenses
         ----                         --------------------                       ------------------------------
           1                                5.00%                                               3.24%
           2                               10.25%                                               6.58%
           3                               15.76%                                              10.04%
           4                               21.55%                                              13.60%
           5                               27.63%                                              17.28%
           6                               34.01%                                              21.08%
           7                               40.71%                                              25.01%
           8                               47.75%                                              29.06%
           9                               55.13%                                              33.24%
          10                               62.90%                                              37.56%

                   PBHG STRATEGIC SMALL COMPANY FUND

GOAL

The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Index had market capitalizations between $20 million and $4.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management ("Growth Characteristics") or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong Growth Characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

                1997                     25.36%
                1998                      1.89%
                1999                     51.35%
                2000                     11.64%
                2001                    -10.22%
                2002                    -33.40%
                2003                     46.78%
                2004                     10.95%


The Fund's year-to-date return as of June 30, 2005 was 1.07%


BEST QUARTER:                  Q4 1999                 36.03%
WORST QUARTER:                 Q3 1998                -23.52%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                        Since
                                                                          Past           Past         Inception
                                                                         1 Year        5 Years       (12/31/96)
                                                                         -----         -------       ----------
Strategic Small Company Fund* --
         Advisor Class
         Before Taxes                                                    10.95%          1.68%           9.73%

Strategic Small Company Fund* --
         Advisor Class
         After Taxes on Distributions                                    10.95%          0.78%           8.21%

Strategic Small Company Fund* --
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares**                                        7.11%          0.99%           7.67%

Russell 2000(R) Growth Index
         (Reflects No Deduction for Fees, Expenses or Taxes)             18.33%          6.61%           8.99%

*        The inception date of the PBHG Strategic Small Company Fund -
         Advisor Class was August 30, 2002. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was 20.87%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 20.87% and 18.05%, respectively.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)              2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.85%(3)
Distribution and/or Service (12b-1) Fees                       0.25%
Other Expenses                                                 0.64%(3)
Total Annual Operating Expenses                                1.74%(2)(3)


* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July
      31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $76,813 and $63,505, expiring in March 2006 and March 2007, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before those fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.65% and 1.75%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                            1 Year             2 Years             3 Years             4 Years             5 Years
                            ------             -------             -------             -------             -------
Advisor Class                $178                $371                $570                $775                $987


                           6 Years             7 Years             8 Years             9 Years             10 Years
                           -------             -------             -------             -------             --------
                            $1206               $1431               $1664               $1904               $2151


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                            Column 1                                        Column 2
                                            --------                                        --------
                         Cumulative Performance without the Deduction            Cumulative Performance with the
         Year                         of Fees and Expenses                       Deduction of Fees and Expenses
         ----                         --------------------                       ------------------------------
           1                                5.00%                                             3.25%
           2                               10.25%                                             6.51%
           3                               15.76%                                             9.88%
           4                               21.55%                                            13.35%
           5                               27.63%                                            16.93%
           6                               34.01%                                            20.63%
           7                               40.71%                                            24.44%
           8                               47.75%                                            28.37%
           9                               55.13%                                            32.43%
          10                               62.90%                                            36.61%

                        ANALYTIC DISCIPLINED EQUITY FUND


GOAL

The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. The Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

The Fund may use "short selling" to seek positive returns in instances where Analytic believes a security's price will decline or to hedge long positions. Short selling involves selling securities the Fund does not own but borrows from a broker or other financial institution. The Fund will realize a profit or loss from short selling depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Proceeds from short sales will generally be invested in equity securities, which will cause the Fund to be leveraged.

Analytic may sell short securities in an amount up to 20% of the Fund's net assets at the time of the sale.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not decrease as Analytic anticipates. The use of short sales may also cause the Fund to have higher expenses than those of other equity funds that do not use short selling strategies.

Leverage may exaggerate the effects of any increase or decrease in the value of the Fund's portfolio securities and cause the Fund to be more volatile than it would without the use of leverage. Therefore, the Fund may lose more money in adverse market environments than it would if leverage were not used.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares (which are offered through a separate prospectus) adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The Fund's PBHG Class shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class shares and Advisor Class shares would differ only to the extent that that they do not have the same expenses.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

       1995               35.34%
       1996               22.98%
       1997               29.83%
       1998               37.82%
       1999               20.06%
       2000               -9.33%
       2001               -6.22%
       2002              -25.47%
       2003               29.04%
       2004                9.24%


The Fund's year-to-date return as of June 30, 2005 was 2.45%

BEST QUARTER:                              Q4 1998      20.50%
WORST QUARTER:                             Q3 2002     -18.60%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares adjusted to reflect the higher Service Fees applicable to Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                         Past           Past           Past
                                                                        1 Year        5 Years        10 Years
                                                                        ------        -------        --------
Analytic Disciplined Equity Fund*--                                      9.24%         -2.23%         12.32%
         PBHG Class
         Before Taxes

Analytic Disciplined Equity Fund*--                                      8.97%         -2.46%         10.15%
         PBHG Class
         After Taxes on Distributions

Analytic Disciplined Equity Fund*--                                      6.00%         -2.01%          9.55%
         PBHG Class
         After Taxes on Distributions and Sale of Fund Shares**

S&P 500 Index
         (Reflects No Deduction for Fees, Expenses or Taxes)            10.88%         -2.30%         12.07%


* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                   2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.70%
Distribution and/or Service (12b-1) Fees                            0.25%
Other Expenses                                                      0.57%(3)
Total Annual Operating Expenses                                     1.52%(2)(3)



Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2005.

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund until March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty
      Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 1.53%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                              1 Year          2 Years        3 Years        4 Years          5 Years
                              ------          -------        -------        -------          -------
Advisor Class                  $155            $315           $480           $652              $829


                             6 Years          7 Years        8 Years        9 Years          10 Years
                             -------          -------        -------        -------          --------
                              $1012            $1202          $1399          $1602            $1813

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                 Column 1                   Column 2
                                 --------                   --------
                          Cumulative Performance     Cumulative Performance
                         without the Deduction of  with the Deduction of Fees
         Year               Fees and Expenses             and Expenses
         ----               -----------------             ------------
           1                       5.00%                     3.48%
           2                      10.25%                     7.08%
           3                      15.76%                    10.81%
           4                      21.55%                    14.66%
           5                      27.63%                    18.65%
           6                      34.01%                    22.78%
           7                      40.71%                    27.06%
           8                      47.75%                    31.48%
           9                      55.13%                    36.05%
          10                      62.90%                    40.79%

                           PBHG FOCUSED FUND

GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily large-capitalization common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are not currently offered. Therefore, the performance information presented below is for the PBHG Class shares (which are offered through a separate prospectus) adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

                2000               24.81%
                2001                3.44%
                2002              -28.63%
                2003               33.36%
                2004               14.13%


The Fund's year-to-date return as of June 30, 2005 was -0.88%

BEST QUARTER:                   Q1 2000     29.53%
WORST QUARTER:                  Q3 2002    -18.74%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                      Past            Past             Past
                                                     1 Year         5 Years          10 Years
                                                     ------         -------          --------
Focused Fund
         PBHG Class
         Before Taxes                                 14.13%           7.00%           13.22%
Focused Fund --
         PBHG Class
         After Taxes on Distributions                 14.13%           6.72%           12.48%
Focused Fund
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares                       9.18%           5.88%           11.13%
Russell 3000(R)Index*
         Reflects No Deduction for
         Fees, Expenses or Taxes)                     11.95%          -1.16%            1.67%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                     10.88%          -2.30%            0.57%


* The since inception returns for the Russell 3000(R)Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.65%(3)
Distribution and/or Service (12b-1) Fees                         0.25%
Other Expenses                                                   0.81%(3)
Total Annual Operating Expenses                                  1.71%(2)(3)



Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2005.

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006 and $27,609 expiring in March 2007. The Board made no reimbursement election during fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 1.87%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                        1 Year          2 Years        3 Years        4 Years          5 Years
                        ------          -------        -------        -------          -------
Advisor Class            $177            $371           $571           $777              $990


                       6 Years          7 Years        8 Years        9 Years          10 Years
                       -------          -------        -------        -------          --------
                        $1210            $1437          $1670          $1912            $2160


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                        Column 1                                       Column 2
                                        --------                                       --------
                           Cumulative Performance without the               Cumulative Performance with the
         Year                Deduction of Fees and Expenses                 Deduction of Fees and Expenses
         ----                ------------------------------                 ------------------------------
           1                            5.00%                                          3.26%
           2                           10.25%                                          6.51%
           3                           15.76%                                          9.87%
           4                           21.55%                                         13.33%
           5                           27.63%                                         16.90%
           6                           34.01%                                         20.58%
           7                           40.71%                                         24.38%
           8                           47.75%                                         28.30%
           9                           55.13%                                         32.34%
          10                           62.90%                                         36.51%

                          PBHG LARGE CAP FUND


GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2005, the S&P 500 Index had market capitalizations between $54 million and $367.5 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may not realize what Liberty Ridge Capital believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

1997                      25.31%
1998                      34.44%
1999                      10.71%
2000                      23.74%
2001                      -1.70%
2002                     -24.68%
2003                      18.74%
2004                       6.58%


The Fund's year-to-date return as of June 30, 2005 was -1.82%

BEST QUARTER:                             Q4 1998        28.17%
WORST QUARTER:                            Q3 2002       -21.34%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                    Since
                                                                       Past           Past         Inception
                                                                      1 Year        5 Years       (12/31/96)
                                                                      ------        -------       ----------
Large Cap Fund* --
         Advisor Class
         Before Taxes                                                  6.58%          3.20%          10.25%

Large Cap Fund* --
         Advisor Class
         After Taxes on Distributions                                  6.30%          2.73%           7.59%

Large Cap Fund* --
         Advisor Class
         After Taxes on Distributions and Sale of Fund Shares**        4.27%          2.47%           7.26%

S&P 500 Index
         (Reflects No Deduction for Fees, Expenses or Taxes)          10.88%         -2.30%           7.98%



* The inception date of the PBHG Large Cap Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was -1.61%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were -1.83% and -1.48%, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.65%
Distribution and/or Service (12b-1) Fees                          0.25%
Other Expenses                                                    0.55%(3)
Total Annual Operating Expenses                                   1.45%(2)(3)



*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July
     31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.46%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                            1 Year          2 Years        3 Years        4 Years          5 Years
                            ------          -------        -------        -------          -------
Advisor Class                $148            $300           $459           $622              $792


                           6 Years          7 Years        8 Years        9 Years          10 Years
                           -------          -------        -------        -------          --------
                             $968            $1150          $1338          $1533            $1735

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                        Column 1                                   Column 2
                                        --------                                   --------
                           Cumulative Performance without the          Cumulative Performance with the
       Year                  Deduction of Fees and Expenses             Deduction of Fees and Expenses
       ----                  ------------------------------             ------------------------------
         1                               5.00%                                      3.55%
         2                              10.25%                                      7.23%
         3                              15.76%                                     11.03%
         4                              21.55%                                     14.97%
         5                              27.63%                                     19.06%
         6                              34.01%                                     23.28%
         7                              40.71%                                     27.66%
         8                              47.75%                                     32.19%
         9                              55.13%                                     36.88%
        10                              62.90%                                     41.74%

                                PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2005, the S&P MidCap 400 Index had market capitalizations between $30 million and $11.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P

MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

1998                         27.52%
1999                         21.47%
2000                         25.85%
2001                          7.51%
2002                        -19.99%
2003                         34.17%
2004                         17.70%


The Fund's year-to-date return as of June 30, 2005 was -2.23%

BEST QUARTER:                             Q4 1998         29.98%
WORST QUARTER:                            Q3 2001        -18.53%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                     Since
                                                                       Past           Past         Inception
                                                                      1 Year        5 Years       (4//30/97)
                                                                      ------        -------       ----------
Mid-Cap Fund* --
         Advisor Class
         Before Taxes                                                 17.70%         11.31%          18.77%

Mid-Cap Fund* --
         Advisor Class
         After Taxes on Distributions                                 15.62%         10.53%          15.06%

Mid-Cap Fund* --
         Advisor Class
         After Taxes on Distributions and Sale of Fund Shares         12.85%          9.48%          14.14%

S&P MidCap 400 Index
         (Reflects No Deduction for Fees, Expenses or Taxes)          16.48%          9.54%          14.46%

* The inception date of the PBHG Mid-Cap Fund -- Advisor Class was October 31, 2001. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The cumulative total return of the Advisor Class before taxes from its inception date to December 31, 2004 was 12.36%. The cumulative returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 11.73% and 10.48%, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                   2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.85%
Distribution and/or Service (12b-1) Fees                            0.25%
Other Expenses                                                      0.47%(3)
Total Annual Operating Expenses                                     1.57%(2)(3)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Redemption/Exchange Fee" section of this Prospectus for more details.

(2) This is the actual total Fund operating expense you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.65%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.65%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.48% and 1.58%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one year period and total annual fund expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                              1 Year          2 Years        3 Years        4 Years          5 Years
                              ------          -------        -------        -------          -------
Advisor Class                  $160            $325           $496           $672              $855


                             6 Years          7 Years        8 Years        9 Years          10 Years
                             -------          -------        -------        -------          --------
                              $1044            $1240          $1442          $1651            $1867

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                      Column 1                                    Column 2
                                      --------                                    --------

                         Cumulative Performance without the            Cumulative Performance with the
     Year                  Deduction of Fees and Expenses              Deduction of Fees and Expenses
     ----                  ------------------------------              ------------------------------
       1                             5.00%                                           3.43%
       2                            10.25%                                           6.98%
       3                            15.76%                                          10.65%
       4                            21.55%                                          14.44%
       5                            27.63%                                          18.37%
       6                            34.01%                                          22.43%
       7                            40.71%                                          26.63%
       8                            47.75%                                          30.97%
       9                            55.13%                                          35.46%
      10                            62.90%                                          40.11%

                               PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Index had market capitalizations between 20 million and $4.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell

2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

       1998             0.91%
       1999            18.34%
       2000            32.50%
       2001             4.68%
       2002           -32.10%
       2003            38.56%
       2004            15.28%


The Fund's year-to-date return as of June 30, 2005 was 0.54%

BEST QUARTER:                             Q4 2001                  25.63%
WORST QUARTER:                            Q3 2002                 -22.06%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                        Since
                                                                          Past           Past         Inception
                                                                         1 Year        5 Years        (4/30/97)
                                                                         ------        -------        ---------
Small Cap Fund* --
         Advisor Class
         Before Taxes                                                     15.28%         8.51%          13.31%

Small Cap Fund* --
         Advisor Class
         After Taxes on Distributions                                     15.28%         8.15%          12.38%

Small Cap Fund* --
         Advisor Class
         After Taxes on Distributions and Sale of Fund Shares***           9.93%         7.15%          11.17%

Russell 2000(R) Index
         (Reflects No Deduction for Fees, Expenses or Taxes)              18.33%         6.61%          10.11%

* The inception date of the PBHG Small Cap Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was 3.22%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 2.75% and 3.22%, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  1.00%
Distribution and/or Service (12b-1) Fees                         0.25%
Other Expenses                                                   0.59%(3)
Total Annual Operating Expenses                                  1.84%(2)(3)
Minus Fee Waiver and/or Expense Reimbursement (contingent)      (0.09%)
Net Expenses                                                     1.75%(2)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $55,608 and $86,784, expiring in March 2006 and March 2007, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.86%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                           1 Year          2 Years        3 Years        4 Years          5 Years
                           ------          -------        -------        -------          -------
Advisor Class               $178            $371           $570           $775              $987


                          6 Years          7 Years        8 Years        9 Years          10 Years
                          -------          -------        -------        -------          --------
                           $1206            $1431          $1664          $1904            $2151
                           -----            -----          -----          -----            -----

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                      Column 1                                  Column 2
                                      --------                                  --------
                         Cumulative Performance without the          Cumulative Performance with the
     Year                  Deduction of Fees and Expenses            Deduction of Fees and Expenses
     ----                  ------------------------------            ------------------------------
       1                                 5.00%                                     3.25%
       2                                10.25%                                     6.51%
       3                                15.76%                                     9.88%
       4                                21.55%                                    13.35%
       5                                27.63%                                    16.93%
       6                                34.01%                                    20.63%
       7                                40.71%                                    24.44%
       8                                47.75%                                    28.37%
       9                                55.13%                                    32.43%
      10                                62.90%                                    36.61%

                               CLIPPER FOCUS FUND


GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term primarily in common stocks of large U.S. companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) whose share prices trade significantly below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, identifies securities that it believes will outperform the S&P 500 Index over the long term (generally three to five years). PFR looks for common stocks that it believes the market has undervalued and that will have future financial results that are not reflected in their current market prices. In this regard, PFR's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors. PFR generally adds companies to the Fund when their share prices trade below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks, but may hold more or fewer securities if considered prudent and desirable by PFR. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. The value securities in the Fund can remain undervalued for years and may never reach what PFR believes are their full intrinsic values.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

In addition, holding a more limited number of stocks means that the Fund's portfolio holdings may at times be focused in fewer industries than a diversified fund. Companies in the same or similar industry may react similarly to industry-specific market or economic developments. The Fund may therefore be susceptible to the possibility that a group of related securities will decline in price due to industry-specific developments.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

      1999           -2.13%
      2000           43.95%
      2001           11.66%
      2002          -10.68%
      2003           25.09%
      2004            6.60%


The Fund's year-to-date return as of June 30, 2005 was -2.08%

BEST QUARTER:                             Q3 2000                20.55%
WORST QUARTER:                            Q3 2002               -15.96%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                    Since
                                                                      Past           Past         Inception
                                                                     1 Year        5 Years        (9/10/98)
                                                                     ------        -------        ---------
Clipper Focus Fund * --
         Advisor Class
         Before Taxes                                                 6.60%         13.87%          13.39%

Clipper Focus Fund * --
         Advisor Class
         After Taxes on Distributions                                 6.23%         12.20%          11.89%

Clipper Focus Fund* --
         Advisor Class
         After Taxes on Distributions and Sale of Fund Shares         4.48%         11.12%          10.86%

S&P 500 Index**
         (Reflects No Deduction for Fees, Expenses or Taxes)         10.88%         -2.30%           5.34%

* The inception date of the Clipper Focus Fund -- Advisor Class was June 30, 2003. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The cumulative total return of the Advisor Class before taxes from its inception date to December 31, 2004 was 15.48%. The cumulative total returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 15.16% and 13.12%, respectively.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                           0.25%
Other Expenses                                                     0.44%(3)
Total Annual Operating Expenses                                    1.69%(2)(3)
Minus Fee Waiver and/or Expense Reimbursement (contingent)        (0.04%)
Net Expenses                                                       1.65%(2)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the actual total fund operating expenses you should expect to pay as an investor in the Advisor Class shares of this Fund until March 31, 2006. That's because for the period ending July 31, 2006,
     Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.65%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.65%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $256,665 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005. Prior to December 9, 2004, Liberty Ridge Capital contractually agreed to waive management fees and reimburse certain expenses to ensure that the Fund's total annual operating expenses would not exceed 1.75%.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.71%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one year period and total operating expenses without expense waivers for the years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                        1 Year          2 Years        3 Years        4 Years          5 Years
                        ------          -------        -------        -------          -------
Advisor Class            $172            $349           $533           $722              $918


                       6 Years          7 Years        8 Years        9 Years          10 Years
                       -------          -------        -------        -------          --------
                        $1120            $1329          $1545          $1768            $1998


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                      Column 1                                  Column 2
                                      --------                                  --------
                         Cumulative Performance without the          Cumulative Performance with the
     Year                  Deduction of Fees and Expenses            Deduction of Fees and Expenses
     ----                  ------------------------------            ------------------------------
       1                                 5.00%                                     3.31%
       2                                10.25%                                     6.73%
       3                                15.76%                                    10.26%
       4                                21.55%                                    13.91%
       5                                27.63%                                    17.68%
       6                                34.01%                                    21.58%
       7                                40.71%                                    25.60%
       8                                47.75%                                    29.76%
       9                                55.13%                                    34.05%
      10                                62.90%                                    38.49%

                            TS&W SMALL CAP VALUE FUND


Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund generally closed to new investors. After the Closing Day, only the following investments into the Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; (b) new and subsequent investments made by directors, officers and employees of Liberty Ridge Capital and its affiliates; and (c) new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.

GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2005, the market capitalization range of the Russell 2000(R) Value Index was $25 million to $3 billion. The size of the companies in the Russell 2000(R) Value Index will change with market capitalizations and the composition of the Index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares (which are offered through a separate prospectus) adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The Fund's PBHG Class shares and Advisor Class shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class shares and Advisor Class shares would differ only to the extent that they do not have the same expenses.

Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund, LLC. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

2001                   17.63%
2002                   -0.86%
2003                   43.24%
2004                   30.60%


The Fund's year-to-date return as of June 30, 2005 was 3.75%

BEST QUARTER:                     Q2 2003      18.82%
WORST QUARTER:                    Q3 2002     -15.85%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares adjusted to reflect the higher Service Fees applicable to Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                            Since
                                                                            Past          Inception
                                                                           1 Year        (7/31/2000)
                                                                           ------         ----------
TS&W Small Cap Value Fund* --                                               30.60%           23.93%
         PBHG Class
         Before Taxes

TS&W Small Cap Value Fund * --                                              30.23%            N/A
         PBHG Class
         After Taxes on Distributions**

TS&W Small Cap Value Fund * --                                              20.27%             N/A
         PBHG Class
         After Taxes on Distributions and Sale of Fund Shares**             22.25%           17.32%

Russell 2000(R) Value Index
         (Reflects No Deduction for Fees, Expenses or Taxes)                22.25%           17.29%

* The returns shown are based on the historical performance of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class shares. The average annual total return of the PBHG Class before taxes from its inception date (July 25, 2003) to June 30, 2005 was 29.85.

** Since inception returns after taxes on distributions and after taxes on distributions and sale of fund shares are not shown for the Fund's predecessor as the predecessor was not registered under the 1940 Act and, unlike a registered investment company, not required to make distributions. The average annual total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date (July 25, 2003) to June 30, 2005 were 29.51 and 25.67, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                           0.25%
Other Expenses                                                     0.53%(3)
Total Annual Operating Expenses                                    1.78%(2)(3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)        (0.03%)
Net Expenses                                                       1.75%(2)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006 and $22,036 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.54% and 1.89%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                        1 Year          2 Years        3 Years        4 Years          5 Years
                        ------          -------        -------        -------          -------
Advisor Class            $178            $365           $557           $756              $962


                       6 Years          7 Years        8 Years        9 Years          10 Years
                       -------          -------        -------        -------          --------
                        $1174            $1392          $1618          $1851            $2092


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                       Column 1                                  Column 2
                                        --------                                  --------

                           Cumulative Performance without the          Cumulative Performance with the
       Year                  Deduction of Fees and Expenses            Deduction of Fees and Expenses
       ----                  ------------------------------            ------------------------------
         1                                 5.00%                                     3.25%
         2                                10.25%                                     6.57%
         3                                15.76%                                    10.01%
         4                                21.55%                                    13.55%
         5                                27.63%                                    17.20%
         6                                34.01%                                    20.98%
         7                                40.71%                                    24.87%
         8                                47.75%                                    28.90%
         9                                55.13%                                    33.05%
        10                                62.90%                                    37.33%

                                HEITMAN REIT FUND

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-50 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the Advisor Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

1995                    10.86%
1996                    37.44%
1997                    20.44%
1998                   -15.54%
1999                    -1.62%
2000                    24.22%
2001                     9.88%
2002                     2.35%
2003                    35.92%
2004                    34.57%


The Fund's year-to-date return as of June 30, 2005 was 5.33%

BEST QUARTER:                   Q4 1996           19.35%
WORST QUARTER:                  Q3 2002          -10.99%



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     Past           Past           Past
                                                                    1 Year        5 Years        10 Years
                                                                    ------        -------        --------
Heitman REIT Fund */** --
         Advisor Class
         Before Taxes                                               34.57%         20.64%          14.57%

Heitman REIT Fund */**--
         Advisor Class
         After Taxes on Distributions                               31.45%         17.27%          11.07%

Heitman REIT Fund */**--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares                                    23.43%         16.02%          10.51%

S&P 500 Index
         (Reflects No Deduction for Fees, Expenses or Taxes)        10.88%         -2.30%          12.07%

Dow Jones Wilshire Real Estate Securities Index (float adjusted)
         (Reflects No Deduction for Fees, Expenses or Taxes)        34.83%         22.33%          15.10%

* Data includes performance of the Fund's predecessor classes, whose inception date was May 15, 1995 for the Advisor Class. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was 15.42%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 11.88% and 11.26%, respectively.

** The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The Heitman REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Class' returns after December 14, 2001 reflect the 0.25% 12b-1 fee.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.85%
Distribution and/or Service (12b-1) Fees                         0.25%
Other Expenses                                                   0.45%(3)
Total Annual Operating Expenses                                  1.55%(2)(3)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July
     31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.56%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                        1 Year          2 Years        3 Years        4 Years          5 Years
                        ------          -------        -------        -------          -------
Advisor Class            $158            $321           $490           $664              $845


                       6 Years          7 Years        8 Years        9 Years          10 Years
                       -------          -------        -------        -------          --------
                        $1031            $1225          $1425          $1632            $1845

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                      Column 1                                  Column 2
                                      --------                                  --------

                         Cumulative Performance without the          Cumulative Performance with the
     Year                  Deduction of Fees and Expenses             Deduction of Fees and Expenses
     ----                  ------------------------------             ------------------------------
       1                                 5.00%                                       3.45%
       2                                10.25%                                       7.02%
       3                                15.76%                                      10.71%
       4                                21.55%                                      14.53%
       5                                27.63%                                      18.48%
       6                                34.01%                                      22.57%
       7                                40.71%                                      26.80%
       8                                47.75%                                      31.17%
       9                                55.13%                                      35.70%
      10                                62.90%                                      40.38%

                      PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and company quality in managing this Fund. Generally, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the PSE Technology Index(R). The PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS *

1996                   54.04%
1997                    3.06%
1998                   25.69%
1999                  243.06%
2000                  -43.84%
2001                  -52.49%
2002                  -54.56%
2003                   44.41%
2004                    4.94%


The Fund's year-to-date return as of June 30, 2005 was -6.57%

BEST QUARTER:                   Q4 1999         111.39%
WORST QUARTER:                  Q4 2000         -50.99%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund's Advisor Class shares, adjusted to reflect the higher Service Fees applicable to Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                  Since
                                                                    Past           Past         Inception
                                                                   1 Year        5 Years        (9/29/95)
                                                                   ------        -------        ---------
Technology & Communications Fund* --
         Advisor Class
         Before Taxes                                               4.94%        -28.74%           4.16%

Technology & Communications Fund* --
         Advisor Class
         After Taxes on Distributions                               4.94%        -29.31%           3.06%

Technology & Communications Fund* --
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares***                                 3.21%        -21.03%           3.62%

PSE Technology Index(R)**
         (Reflects No Deduction for Fees, Expenses or Taxes)       12.09%         -4.09%          15.92%

*     The inception date of the PBHG Technology & Communications
      Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was -24.34%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distribution and sale of Fund shares from its inception date to December 31, 2004 were -24.34% and -19.09%, respectively.

** The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.85%
Distribution and/or Service (12b-1) Fees                         0.25%
Other Expenses                                                   0.77%(2)
Total Annual Operating Expenses                                  1.87%(2)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.79% and 1.89%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                           1 Year          2 Years        3 Years        4 Years          5 Years
                           ------          -------        -------        -------          -------
Advisor Class               $190            $386           $588           $796             $1011


                          6 Years          7 Years        8 Years        9 Years          10 Years
                          -------          -------        -------        -------          --------
                           $1233            $1461          $1697          $1940            $2190

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                     Column 1                                  Column 2
                                     --------                                  --------
                        Cumulative Performance without the          Cumulative Performance with the
    Year                  Deduction of Fees and Expenses            Deduction of Fees and Expenses
    ----                  ------------------------------            ------------------------------
      1                                 5.00%                                     3.13%
      2                                10.25%                                     6.36%
      3                                15.76%                                     9.69%
      4                                21.55%                                    13.12%
      5                                27.63%                                    16.66%
      6                                34.01%                                    20.31%
      7                                40.71%                                    24.08%
      8                                47.75%                                    27.96%
      9                                55.13%                                    31.97%
     10                                62.90%                                    36.10%

                      DWIGHT INTERMEDIATE FIXED INCOME FUND


GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may invest all of its assets in derivative instruments such as options, futures contracts, mortgage or asset-backed securities and may engage in certain investment techniques which create market exposure such as dollar rolls.

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares (which are offered through a separate prospectus) adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Both the chart and table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform it the future.

Calendar Year Total Returns

2004                     5.17%


The Fund's year-to-date return as of June 30, 2005 was 1.65%

Best Quarter                       Q3 2004             2.31%
Worst Quarter                      Q2 2004             0.32%


Average Annual Total Returns as of 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                         Since
                                                                         Past          Inception
                                                                        1 Year         (7/31/03)
                                                                        ------          --------
Dwight Intermediate Fixed Income Fund --                                5.17%             7.17%
         PBHG Class
         Before Taxes

Dwight Intermediate Fixed Income Fund --                                3.20%             5.20%
         PBHG Class
         After Taxes on Distributions

Dwight Intermediate Fixed Income Fund --                                3.34%             4.96%
         PBHG Class
         After Taxes on Distributions and Sale of Fund Shares*

Lehman Intermediate U.S. Aggregate Bond Index
         (Reflects No Deduction for Fees, Expenses or Taxes)            3.75%             4.86%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.40%
Distribution and/or Service (12b-1) Fees                          0.25%
Other Expenses                                                    1.64%(3)
Total Annual Operating Expenses                                   2.29%(2) (3)
Minus Fee Waiver and/or Expense Reimbursement (contingent)       (1.19%)
Net Expenses                                                      1.10%(2)

*    Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.10%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.10%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006 and $89,032 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 1.65% and 2.30%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                             1 Year          2 Years        3 Years        4 Years          5 Years
                             ------          -------        -------        -------          -------
Advisor Class                 $112            $353           $601           $855             $1117

                            6 Years          7 Years        8 Years        9 Years          10 Years
                            -------          -------        -------        -------          --------

                             $1385            $1661          $1944          $2235            $2533

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

                                      Column 1                                  Column 2
                                      --------                                  --------
                         Cumulative Performance without the          Cumulative Performance with the
     Year                  Deduction of Fees and Expenses            Deduction of Fees and Expenses
     ----                  ------------------------------            ------------------------------
       1                               5.00%                                       3.90%
       2                              10.25%                                       6.72%
       3                              15.76%                                       9.61%
       4                              21.55%                                      12.58%
       5                              27.63%                                      15.63%
       6                              34.01%                                      18.76%
       7                              40.71%                                      21.98%
       8                              47.75%                                      25.29%
       9                              55.13%                                      28.68%
      10                              62.90%                                      32.17%

                       DWIGHT SHORT TERM FIXED INCOME FUND
             (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)

GOAL

The Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

MAIN INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its total assets in two types of high quality fixed income obligations: U.S. Government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the sub-adviser. The Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion.

The Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. Government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Fund's assets, because of their potential to offer high yields while also meeting the Fund's quality policies. Although the sub-adviser may adjust the Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it will keep it at three years or less.

In deciding which types of securities to buy and sell, the sub-adviser's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

MAIN INVESTMENT RISKS

There are several principal risk factors that could reduce the yield you receive from the Fund, cause you to lose money or cause the Fund's performance to trail that of other investments. The price of securities in the Fund, and the Fund's net asset value per share, will fluctuate. These price movements may occur because of changes in interest rates, an issuer's individual situation or industry change, or events in financial markets.

Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund's securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, reducing the value of the security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

In purchasing bonds, the Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default. While still considered investment grade, bonds in the fourth credit grade are more speculative and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Fund will strive to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was modified accordingly. The performance information shown is the performance of the Fund's previous strategy. The previous strategy's goal was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share. As a result, past performance is not indicative of how the Fund will perform in the future. Prior to October 1, 2004, the Fund was known as the PBHG IRA Capital Preservation Fund.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The Fund's previous investment goal, strategies and policies were substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Merrill Lynch U.S. Treasuries, 1-3 yrs., an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Performance is also compared to the Fund's previous benchmark, the Ryan 5-Year GIC Master Index, an unmanaged index of guaranteed investment contracts ("GICs") held for five years with an arithmetic mean of market rates of $1 million and the Lipper Money Market Funds Average, which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category.

Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

                     2000                      6.53%
                     2001                      6.00%
                     2002                      4.49%
                     2003                      3.23%
                     2004                      1.84%

The Fund's year-to-date return as of June 30, 2005 was 1.11%

BEST QUARTER:                            Q3 2000             1.67%
WORST QUARTER:                           Q4 2004             0.02%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


                                                                                                       Since
                                                                         Past           Past         Inception
                                                                        1 Year        5 Years        (8/31/99)
                                                                        ------        -------        ---------
Dwight Short Term Fixed Income Fund
     (formerly known as PBHG IRA Capital Preservation Fund) * --
         Advisor Class                                                   1.84%          4.40%           4.54%

Merrill Lynch U.S. Treasuries, 1-3 yrs. --
         (Reflects No Deduction for Fees, Expenses or Taxes)             0.91%          4.93%           4.85%

Ryan 5-Year GIC Master Index
         (Reflects No Deduction for Fees, Expenses or Taxes)             5.44%          6.16%           4.53%

Lipper Money Market Funds Average
         (Reflects No Deduction for Fees, Expenses or Taxes)             0.78%          2.47%           2.39%


* The inception date of the Dwight Short Term Fixed Income Fund -- Advisor Class was July 31, 2002. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2004 was 2.82%. Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.

    Average annual total returns after taxes on distributions and after taxes on distributions and sale of Fund shares are not shown because until October 19, 2004, Funds shares were only sold to individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                   2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.40%
Distribution and/or Service (12b-1) Fees                            0.25%
Other Expenses                                                      0.75%(3)
Total Annual Operating Expenses                                     1.40%(2)(3)
Minus Fee Waiver and/or Expense Reimbursement (contingent)         (0.40%)
Net Expenses                                                        1.00%(2)

* Expense information in the table has been restated to reflect current fees, including fees attributable to the Fund's new investment goal and strategies.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Exchange/Redemption Fee" section of this Prospectus for more details.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty
      Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.00%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.00%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. Liberty Ridge Capital has agreed to not seek reimbursement of previously waived and reimbursed fees for the Fund for the period prior to October 19, 2004 when the Fund operated under the previous strategy. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Short Term Fixed Income Fund was $458,381 expiring in March 2007.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses under the previous strategy were 0.77% and 1.42%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                            1 Year          2 Years        3 Years        4 Years          5 Years
                            ------          -------        -------        -------          -------
Advisor Class                $102            $250           $404           $563              $728


                           6 Years          7 Years        8 Years        9 Years          10 Years
                           -------          -------        -------        -------          --------
                             $898            $1075          $1259          $1448            $1645

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                       Column 1                                  Column 2
                                       --------                                  --------

                          Cumulative Performance without the          Cumulative Performance with the
      Year                  Deduction of Fees and Expenses            Deduction of Fees and Expenses
      ----                  ------------------------------            ------------------------------
        1                                 5.00%                                   3.92%
        2                                10.25%                                   7.66%
        3                                15.76%                                  11.54%
        4                                21.55%                                  15.55%
        5                                27.63%                                  19.71%
        6                                34.01%                                  24.02%
        7                                40.71%                                  28.49%
        8                                47.75%                                  33.11%
        9                                55.13%                                  37.90%
       10                                62.90%                                  42.87%

                             PBHG CASH RESERVES FUND

GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Wellington Management, the Fund's sub-adviser determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Wellington Management believes offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are not currently offered. Therefore, the performance information presented below is for the PBHG Class shares (which are offered through a separate prospectus) adjusted to reflect the higher Service Fees applicable to Advisor Class shares. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.

Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

     1996            4.91%
     1997            5.08%
     1998            5.00%
     1999            4.60%
     2000            5.96%
     2001            3.58%
     2002            1.11%
     2003            0.40%
     2004            0.54%


The Fund's year-to-date return as of June 30, 2005 was 0.98%

Best Quarter:                            Q3 2000          1.55%
Worst Quarter:                           Q2 2004          0.06%


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


                                                                                               Since
                                                                 Past           Past         Inception
                                                                1 Year        5 Years        (4/4/95)
                                                                ------        -------        --------
Cash Reserves Fund                                               0.54%          2.29%           3.59%
         PBHG Class
         Before Taxes

Lipper Money Market Funds Average*
         (Reflects No Deduction for Fees, Expenses or Taxes)     0.60%          2.22%           3.57%


* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE*

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               Not Applicable
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                       0.30%
Distribution and/or Service (12b-1) Fees                              0.25%
Other Expenses                                                        0.51%(1)
Total Annual Operating Expenses                                       1.06%(1)

Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2004.

*    Expense information in the table has been restated to reflect current fees.

(1) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.08%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                             1 Year          2 Years        3 Years        4 Years          5 Years
                             ------          -------        -------        -------          -------
Advisor Class                 $108            $220           $337           $459              $585


                            6 Years          7 Years        8 Years        9 Years          10 Years
                            -------          -------        -------        -------          --------
                              $716            $852           $994           $1141            $1294

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


                                        Column 1                                  Column 2
                                        --------                                  --------
                           Cumulative Performance without the          Cumulative Performance with the
       Year                  Deduction of Fees and Expenses            Deduction of Fees and Expenses
       ----                  ------------------------------            ------------------------------
         1                                 5.00%                                       3.94%
         2                                10.25%                                       8.04%
         3                                15.76%                                      12.29%
         4                                21.55%                                      16.72%
         5                                27.63%                                      21.31%
         6                                34.01%                                      26.09%
         7                                40.71%                                      31.06%
         8                                47.75%                                      36.23%
         9                                55.13%                                      41.59%
        10                                62.90%                                      47.17%

                   RELATED PERFORMANCE INFORMATION FOR DWIGHT
                     (DWIGHT INTERMEDIATE FIXED INCOME FUND)

Shown below is performance information for a composite of separate accounts managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is currently comprised of one separate account. This separate account is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the separate account because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act, and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the separate account, which fees and expenses are lower than those estimated for the Fund. Use of the estimated Fund expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed separate accounts is not indicative of the Fund's future performance.

                                                        Since Inception
             Year Ended                              March 1, 2001 through
           May 31, 2005(1)                              May 31, 2005(1)
          ----------------                              ----------------
               6.00%                                         6.97%

(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

                              MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

                            OUR INVESTMENT STRATEGIES

EMERGING GROWTH, GROWTH, LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research. We focus on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, and good management. Liberty Ridge Capital also looks for transparent financial stability that is defined by a close alignment of trends in cashflow and profits. Some of the characteristics we find important also include attractive relative return on equity and low debt.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS

Liberty Ridge Capital's blend investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's blend process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

CLIPPER FOCUS FUND

PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and generally includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income. PFR's valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow.

ANALYTIC DISCIPLINED EQUITY FUND

Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

   o     Maximize expected returns for the Fund;

   o     Minimize expected volatility relative to its benchmark; and

   o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

The use of short selling is generally intended to better enable Analytic to meaningfully underweight smaller stocks within the Fund's benchmark, the S&P 500 Index, that Analytic believes will underperform.

DWIGHT INTERMEDIATE FIXED INCOME FUND

Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

DWIGHT SHORT TERM FIXED INCOME FUND

Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Merrill Lynch U.S. Treasuries, 1-3 Years. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best.

Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

HEITMAN REIT FUND

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND

TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

CASH RESERVES FUND

In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

ALL FUNDS

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Emerging Growth, Strategic Small Company, Small Cap, Focused, TS&W Small Cap Value, Mid-Cap, Large Cap Growth, Large Cap Growth Concentrated, Large Cap, Technology & Communications, Analytic Disciplined Equity, Dwight Intermediate Fixed Income, Dwight Short Term Fixed Income and Heitman REIT Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to its investment policy.

A description of PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

                                RISKS AND RETURNS

                                EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Analytic Disciplined Equity Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund, the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in equity securities.

                                GROWTH SECURITIES

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples. The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. Liberty Ridge Capital invests in growth securities that it believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Generally speaking, Liberty Ridge Capital considers selling a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid. In addition, Liberty Ridge Capital may sell a growth security for other reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

                                VALUE SECURITIES

Equity securities that Liberty Ridge Capital, PFR and TS&W believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing the Clipper Focus and TS&W Small Cap Value Funds, PFR and TS&W each uses its own research, computer models and measures of value. PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value. The other Funds do not focus specifically on Value Securities.

                            FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities (ADRs not included in this limit). Every other Fund, except Clipper Focus and Heitman REIT Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus and Heitman REIT Funds do not invest a significant portion of their assets in foreign securities.

                            MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments. The Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.

80% of the money market instruments and other liquid short-term investments in which the Dwight Short Term Fixed Income Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

                    SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

                 TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

                       OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

                               ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

                                  SHORT SELLING

Short selling involves selling a security the Fund does not own. To complete the transaction, the Fund must borrow the security from a broker or other institution.

PRINCIPAL RISKS

If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss.

The Fund's gain is limited to the amount at which it sold a security short, however, the Fund's potential loss on a short sale is unlimited since there is no limit on the price a borrowed security could attain.

The Fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.

A lender may request borrowed securities be returned on short notice, which could result in the Fund having to replace borrowed securities at the most disadvantageous time at prices significantly greater than those at which the securities were sold short. Short selling may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

PRINCIPAL RETURNS

The Analytic Disciplined Equity Fund may use short selling as an investment technique to enhance the ability of the Fund's sub-adviser to underweight certain securities in the Fund's benchmark that the Fund's sub-adviser believes will underperform, thereby potentially increasing returns relative to the benchmark.

Other Funds may use short selling to hedge (limit) their equity exposure.

POLICIES TO BALANCE RISKS AND RETURNS

Analytic Disciplined Equity Fund may not sell short securities whose aggregate value is more than 20% of the Fund's net assets at the time of the sale.

Other Funds may not sell short securities whose aggregate value is more than 5% of the Fund's net assets at the time of the sale and will utilize short selling only as a hedging technique.

                                   DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

    o    To reduce transaction costs;

    o    To manage cash flows;

    o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

    o    To enhance returns; and

    o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

                       STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS

Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN

Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

                                 REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

    o    Economic factors, such as interest rate changes or market recessions;

    o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

    o    Increases in property taxes;

    o    Casualty and condemnation losses; and

    o    Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

                               SPECIAL SITUATIONS

The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

     o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;

     o Material litigation, technological breakthroughs or temporary production or product introduction problems; or

     o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS

Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

                             FIXED INCOME SECURITIES

Fixed Income securities includes U.S. Government securities, U.S. Government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a sub-adviser maintains policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

Under normal circumstances, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds intend to remain fully invested, with at least 80% of each Fund's assets in fixed income securities.

U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. Government.

POTENTIAL RISKS

U.S. Government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS

The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds lower the risk profile of their investment portfolios by holding U.S. Government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. Government.

POLICIES TO BALANCE RISK AND RETURN

The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds adjust their holdings in U.S. Government securities depending on the Adviser's or the sub-adviser's forecast of interest rate changes and the overall risk profile of its investment portfolio.

                        U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. Government.

POTENTIAL RISKS

U.S. Government agency securities are not direct obligations of the U.S. Government and certain U.S. Government agency securities are not backed by the full faith and credit of the U.S. Government. U.S. Government agency securities therefore represent a higher risk of default than U.S. Government securities.

POTENTIAL RETURNS

U.S. Government agency securities may offer higher yields and the potential for higher returns than U.S. Government securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in a U.S. Government agency security, the Adviser or a Sub-Adviser balances the risks associated with security against the potential returns to the Fund.

                           MORTGAGE-BACKED SECURITIES

Securities that represent pools of mortgages (including collateralized mortgage obligations ("CMOs"), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in an mortgage-backed security, the Adviser or a Sub-Adviser balances the risks associated with the security against the potential returns to a Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

                             ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

                                 CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. Government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

                            LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

                                  FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals. The Adviser or a Sub-Adviser will manage a Fund's currency exposure of its foreign investments and may hedge a portion of this exposure. Also, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds will not invest more than 15% of their assets in foreign bonds.

                     ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals.

                      THE INVESTMENT ADVISER & SUB-ADVISERS

                             THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed approximatly $5.3 billion in assets as of June 30, 2005 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).

As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Liberty Ridge Capital also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund and by Wellington Management as sub-adviser for the Cash Reserves Fund. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and the sub-advisers and establishes policies that Liberty Ridge Capital and the sub-advisers must follow in their day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation"). If such other actions are filed, they will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, If Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Management Company,

LLP, from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

                                THE SUB-ADVISERS

Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. PFR, an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.9 billion in assets as of June 30, 2005.

Analytic Investors, Inc. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Analytic is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $6.8 billion in assets as of June 30, 2005.

Heitman Real Estate Securities LLC ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Heitman is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. Heitman is an affiliate of Liberty Ridge Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman managed approximately $9.1 billion in assets as of June 30, 2005.

Dwight Asset Management Company ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Dwight is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc. Dwight has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $47.6 billion in assets as of June 30, 2005.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund.
Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management held discretionary management authority with respect to approximately $470 billion in assets as of March 31, 2005.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $5.4 billion in assets as of June 30, 2005. TS&W is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                                               0.85%
Growth Fund                                                        0.85%
Large Cap Growth Concentrated Fund                                 0.85%
Large Cap Growth Fund                                              0.75%
Select Growth Fund                                                 0.85%
Focused Fund                                                       0.81%*
Large Cap Fund                                                     0.65%
Mid-Cap Fund                                                       0.85%
Small Cap Fund                                                     0.95%*
Clipper Focus Fund                                                 1.00%
TS&W Small Cap Value Fund                                          0.78%*
Analytic Disciplined Equity Fund                                   0.70%
Heitman REIT Fund                                                  0.85%
Strategic Small Company Fund                                       0.91%*
Technology & Communications Fund                                   0.85%
Dwight Intermediate Fixed Income Fund                                **
Dwight Short Term Fixed Income Fund                                0.31%*/***
Cash Reserves Fund                                                 0.30%

*     Reflects a waiver of fees.

**    Fund waived all management fees during the last fiscal year.

*** The management fees paid during the last fiscal year were for management services based on the Fund's previous investment goals and strategies.

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund, except the Clipper Focus Fund, was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

Each sub-adviser is entitled to receive a fee from Liberty Ridge Capital equal to a percentage of the daily net assets of each Fund it sub-advises.

                             THE PORTFOLIO MANAGERS

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

Emerging Growth Fund/Technology &                    James M. Smith, CFA has managed the Emerging Growth Fund and the
Communications Fund                                  Technology & Communications Fund since December 9, 2004. Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3, 2004 and the Technology & Communications Fund since
                                                     November 2003. Mr. Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.

Growth Fund                                          Samuel H. Baker, CFA has managed the Growth Fund since December 9,
                                                     2004. Mr. Baker joined Liberty Ridge Capital in 1996 as a
                                                     portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.

Large Cap Growth Fund/Large Cap Growth               Michael S. Sutton, CFA has managed the Large Cap Growth Fund,
Concentrated Fund/Select Growth Fund                 Large Cap Growth Concentrated Fund and Select Growth Fund since
                                                     December 9, 2004. Mr. Sutton has been involved in the management of the Large Cap Growth Fund and Large Cap Growth Concentrated
                                                     Fund since November 1999 and the Select Growth Fund since April
                                                     2000. Mr. Sutton joined Liberty Ridge Capital in October 1999 from
                                                     Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe &
                                                     Farnham.

Focused Fund/Mid-Cap Fund/Large Cap Fund             Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap
                                                     Fund and Large Cap Fund since December 9, 2004. Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the
                                                     Focused Fund since June 1999. Mr. Heppelmann joined Liberty Ridge
                                                     Capital in 1994 as a Vice President of Marketing/Client Service
                                                     and since 1997 has been a member of Liberty Ridge Capital's investment team. Prior to joining Liberty Ridge Capital, Mr.
                                                     Heppelmann worked in the Investment Advisory Group for SEI
                                                     Investments.

Small Cap Fund                                       James B. Bell, III, CFA has managed the Small Cap Fund since
                                                     December 9, 2004. Mr. Bell has been involved in the management of the Small Cap Fund since May 3, 2004. Mr. Bell joined Liberty
                                                     Ridge Capital in 2001 as a research analyst focusing on
                                                     financials, utilities and gaming/leisure companies. Prior to joining Liberty Ridge Capital, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

Strategic Small Company Fund                         Mr. Smith and Mr. Bell have co-managed the Strategic Small Company
                                                     Fund since December 9, 2004. Mr. Smith has been part of the
                                                     Strategic Small Company Fund's portfolio management team since its inception in 1996. Mr. Smith's work experience is described under the Emerging Growth and Technology & Communications Fund. Mr.
                                                     Bell's work experience is described under the Small Cap Fund.


Clipper Focus Fund                                   James H. Gipson founded PFR in 1980 and has been a portfolio manager with PFR since that time. Mr. Gipson is President
                                                     and Chief Executive Officer and a principal of PFR. He
                                                     received his B.A. and M.A. degrees in Economics with honors from the University of California, Los Angeles, and his
                                                     M.B.A. degree with honors from Harvard Business School.
                                                     Before entering the investment industry, Mr. Gipson served as an officer in the U.S. Navy and as a consultant for
                                                     McKinsey & Co. Prior to founding PFR, he was a portfolio
                                                     manager at Source Capital Co. and at Batterymarch Financial.
                                                     He authored Winning the Investment Game: A Guide for All
                                                     Seasons.

                                                     Peter J. Quinn joined PFR as an analyst in 1987 and has been a portfolio manager since 1996. He currently is a
                                                     Vice President and a principal of PFR. Mr. Quinn received
                                                     his B.S. degree in Finance from Boston College, and his
                                                     M.B.A. degree from the Peter F. Drucker School of Management.


                                                     Michael C. Sandler joined PFR as an analyst in 1984 and has been a portfolio manager since 1986. He currently is
                                                     a Vice President and a principal of PFR. Mr. Sandler
                                                     received his B.B.A. degree with distinction in Finance,
                                                     Marketing, and Management Information Systems, and his
                                                     M.B.A. and J.D. degrees from the University of Iowa. Prior to joining PFR, he spent two years with International
                                                     Harvester as a Manager of Asset Redevelopment and one year with Enterprise Systems, Inc. as Vice President of Business
                                                     Development.

                                                     Nugroho (Dede) Soeharto joined PFR as an analyst in 1987 and has been a portfolio manager since 2000. He currently
                                                     is a Vice President and a principal of PFR. Mr. Soeharto
                                                     received his B.S. degree in Chemistry from Bates College,
                                                     and his M.B.A. degree from Babson College. Prior to joining
                                                     PFR, he worked for the Bank of Boston.

                                                     Kelly M. Sueoka joined PFR as an analyst in 1995 and has
                                                     been a portfolio manager since 2000. He currently is
                                                     a Vice President and a principal of PFR. Mr. Sueoka received his B.S. degree magna cum laude in Aerospace Engineering
                                                     from the University of Michigan, and his M.B.A. degree from the University of Chicago. Prior to receiving his M.B.A, he spent four years as a Flight Test Engineer for McDonnell
                                                     Douglas.




                                                     Bruce G. Veaco, CPA joined PFR as an analyst in 1986 and has been a portfolio manager since 1988. He currently is
                                                     the Chief Financial Officer, a Vice President and a principal of PFR. Mr. Veaco graduated summa cum laude from the
                                                     University of California, Los Angeles with a B.A. degree in
                                                     Economics, and received his M.B.A. degree from Harvard
                                                     Business School. Prior to receiving his M.B.A., he spent five years as an Audit Manager in the Los Angeles office of Price
                                                     Waterhouse.

TS&W Small Cap Value Fund                            Frank H.  Reichel, III is the portfolio manager of the TS&W
                                                     Small Cap Value Fund.  Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios.
                                                     Mr. Reichel has worked as a portfolio manager for TS&W since
                                                     August 2000.  Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management
                                                     Company.

Analytic Disciplined Equity Fund                     Harindra de Silva, Ph.D., CFA (President and Portfolio
                                                     Manager) is responsible for Analytic's strategic direction and the ongoing development of its investment processes. Dr. de
                                                     Silva focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical
                                                     Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at
                                                     Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors
                                                     including investment managers, large pension funds and
                                                     endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical
                                                     Engineering from the University of Manchester Institute of
                                                     Science and Technology and an M.B.A. in Finance and an M.S. in
                                                     Economic Forecasting from the University of Rochester. He has
                                                     19 years of industry experience.

                                                     Dennis Bein, CFA (Chief Investment Officer and Portfolio
                                                     Manager) is responsible for the ongoing research for
                                                     Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team,
                                                     Mr. Bein was a Senior Consultant for AG Risk Management,
                                                     Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of
                                                     Management at the University of California, Riverside. Mr.
                                                     Bein completed his undergraduate studies in Business
                                                     Administration at the University of California, Riverside. He
                                                     has 14 years of industry experience.

                                                     Gregory M. McMurran (Chief Investment Officer and Portfolio
                                                     Manager) is responsible for the management of implementation of Analytic's investment strategies. He joined Analytic in
                                                     1976 as a member of the portfolio management staff. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr.
                                                     McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a
                                                     B.S. in Economics from the University of California, Irvine.
                                                     He also received an M.A. in Economics at California State
                                                     University, Fullerton. He has 28 years of industry experience.

                                                     Steven Sapra, CFA (Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining
                                                     Analytic in 1999 as a member of the U.S. equity team, Mr.
                                                     Sapra was a Senior Consultant for BARRA, Inc. He received an
                                                     M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic
                                                     University, Pomona. He has seven years of industry experience.

HEITMAN REIT FUND                                    Timothy J. Pire, CFA, is managing director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors,

                                                     L.P. Randall E. Newsome is executive vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Prior to joining the sub-adviser in 1994, Mr. Newsome served as vice president and research analyst with PRA Securities Advisors, L.P.

                                                     Larry S. Antonatos is senior vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman's trading positions. Prior to joining Heitman in
                                                     1998, Mr. Antonatos served as associate director with Fitch Investors
                                                     Service, L.P. in New York City (1997-1998) and as a Fund manager with
                                                     Equitable Real Estate Investment Management, Inc. in Chicago from
                                                     1992 to 1997.

Dwight Intermediate Fixed Income Fund                David T. Kilborn joined Dwight as an investment manager in 1995 and has fifteen years of financial services experience.  Prior to that time, he was a Fixed Income Securities Trader at
                                                     Nations Banc Capital Markets, Charlotte, North Carolina.  He
                                                     received his B.S.  from Trinity College.  Mr. Kilborn is a
                                                     Chartered Financial Analyst.


                                                     Robert P. Clancy, Senior Vice President of Dwight.  Mr. Clancy
                                                     has twenty-two years of investment experience.  Prior to
                                                     joining Dwight in 2001, he was a Vice-President at Standish,
                                                     Ayer & Wood and Senior Vice Portfolio Manager at Dewey Square
                                                     Investors.  He received his B.S. from Brown University.

Dwight Short Term Fixed Income Fund                  David T. Kilborn.  Mr. Kilborn's work experience is discussed under Dwight Intermediate Fixed Income Fund.

                                                     Derrick M. Wulf, Senior Vice President of Dwight.  Mr. Wulf has
                                                     seven years of financial services experience.  Prior to joining
                                                     Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.



                                 YOUR INVESTMENT


                POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The PBHG Funds' Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

    1)   trade activity monitoring;

    2)   trading guidelines;

    3)   a redemption fee on trades in all non-money market funds; and

    4)   selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors ("financial intermediaries") often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of financial intermediaries to monitor trading activity in omnibus accounts and enforce the Funds' excessive short-term trading policy on shareholders in such accounts. There is no assurance that the financial intermediaries will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all financial intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if PBHG Funds, Liberty Ridge Capital or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), PBHG Funds will not knowingly accept any additional purchase and exchange orders from such shareholder. PBHG Funds and Liberty Ridge Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not excessive short-term trading activity, for legitimate trading purposes and consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. PBHG Funds may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE

All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

        1) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

        2) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

        3) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

        4) redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

        5) redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

        6)    redemptions initiated by a Fund, as permitted in the prospectus.

PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities.

                          VALUING PORTFOLIO SECURITIES

The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See the "Fair Value Pricing" section of this Prospectus. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

                   PRICING FUND SHARES - NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Fund shares are not priced on days that the New York Stock Exchange is closed.

                                  BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

                             CONCEPTS TO UNDERSTAND

TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA: An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax adviser.

                               MINIMUM INVESTMENTS

                                                   Initial            Additional
Regular Accounts                                   $ 2,500            no minimum
Uniform Gifts/Transfer To Minor Accounts             $ 500            no minimum
Traditional IRAs                                   $ 2,000            no minimum
Roth IRAs                                          $ 2,000            no minimum
Education IRAs                                       $ 500            no minimum
Systematic Investment Plans1 (SIP)                   $ 500                   $25


(1) Provided a SIP is established, the minimum initial investment for each fund is $500 along with a monthly systematic investment of $25 or more.

                                 SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

LIMITATIONS ON SELLING SHARES BY PHONE

     Proceeds
     sent by                     Minimum                     Maximum
     -------                     -------                     -------
     Check                       no minimum                  $50,000 per day
     Wire*                       no minimum                  no maximum
     ACH                         no minimum                  $50,000 per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

*   Wire fee is $10 per Federal Reserve Wire.

WRITTEN REDEMPTION ORDERS

Some circumstances require written sell orders along with medallion signature guarantees.

These include:

    o    Redemptions in excess of $50,000;

    o    Requests to send proceeds to a different address or payee;

    o Requests to send proceeds to an address that has been changed within the last 30 days; and

    o    Rquests to wire proceeds to a different bank account.

A medallion signature guarantee helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

                                GENERAL POLICIES

    o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

    o    Each Fund may reject or suspend acceptance of purchase orders.

    o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

    o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

    o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

    o SEI Trust Company, the custodian for PBHG Traditional and Roth IRA Accounts and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

    o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 100. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

    o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all Advisor Class shares of a Fund for Advisor Class shares of any other Fund that has Advisor Class shares. Advisor Class shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone or use the Fund's internet website to provide your exchange instructions to the transfer agent.

See the "Policy Regarding Excessive or Short-Term Trading" section of this prospectus for details of the limitations on exchanging between Funds, including possible redemption fees.


TO OPEN AN ACCOUNT                                         TO ADD TO AN ACCOUNT
                                                           Fill out an investment slip:
IN WRITING
Complete the application.
Mail your completed application and a check to:            Mail the slip and the check to:

PBHG Funds                                                 PBHG Funds
P.O. Box 219534                                            P.O. Box 219534
Kansas City, Missouri   64121-9534                         Kansas City, Missouri   64121-9534

BY TELEPHONE

Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE  Have your bank send your investment to:                WIRE  Have your bank send your investment to:
    o    United Missouri Bank of Kansas City, N.A.               o    United Missouri Bank of Kansas City, N.A.
    o    ABA # 10-10-00695                                       o    ABA # 10-10-00695
    o    Account # 98705-23469                                   o    Account # 98705-23469
    o    Fund name                                               o    Fund name
    o    Your name                                               o    Your name
    o    Your Social Security or tax ID number                   o    Your Social Security or tax ID number
    o    Your account number                                     o    Your account number ACH
         Return the account application.
                                                                 o    Complete the bank information section on the
BY AUTOMATED CLEARING HOUSE (ACH)                                     account application.
Currently you may not open an account through ACH.               o    Attach a voided check or deposit slip to the
                                                                      account application.
                                                                 o    The maximum purchase allowed through ACH is
                                                                      $100,000 and this option must be established
                                                                      on your account 15 days prior to initiating
                                                                      a transaction.

TO SELL SHARES

BY MAIL                                                       BY TELEPHONE

Write a letter of instruction that includes:                  Sales orders may be placed by telephone provided
                                                              this option was selected on your account application.
    o    your name(s) and signature(s)                        Please call 1-800-433-0051.
    o    your account number
    o    the Fund name                                        Note: Persons under age 59 1/2 may only make sales from IRA
    o    the dollar amount your wish to sell                  accounts in writing, not by telephone.
    o    how and where to send the proceeds
         If required, obtain a medallion signature            ACH
         guarantee (see "Selling Shares")
                 Mail your request to:                             o  Complete the bank information section on the
                 PBHG Funds                                           account application.
                 P.O. Box 219534                                   o  Attach a voided check or deposit slip to the
                 Kansas City, Missouri 64121-9534                     account application.

SYSTEMATIC WITHDRAW PLAN                                     Note: sale proceeds sent via ACH will not be posted to your
Permits you to have payments of $50 or more mailed or        bank account until the second business day following the
automatically transferred from your Fund accounts to your    transaction.
designated checking or savings account.
                                                              WIRE
    o    Complete the applicable section on the account       Sale proceeds may be wired at your request. Be sure PBHG
         application.                                         Funds has your wire instructions on file.

Note: You must maintain a minimum account balance of          There is a $10 charge for each wire sent by the Fund.
$5,000 or more.

CHECK WRITING

Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

                             DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below

A sale or exchange of shares of a Fund (whether for cash or for shares of another Fund) may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCOPORATE SHAREHOLDERS

Type of                             Tax rate for                          Tax rate for brackets
Distribution                        15% bracket and lower                 higher than 15%
------------                        ---------------------                 ---------------
Dividends Generally                 Ordinary income rate                  Ordinary income rate

Qualified Dividends                 5%                                    15%

Short-Term
         Capital Gains              Ordinary income rate                  Ordinary income rate

Long-Term
         Capital Gains              5%                                    15%

                            DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, one of which, Advisor Class, is offered by this Prospectus. Advisor Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and
(v) each class of shares, including Advisor Class shares, has exclusive voting rights with respect to matters affecting only that class.

PBHG Funds, on behalf of each Fund, has adopted a Service Plan pursuant to which a Fund pays Rule 12b-1 shareholder servicing fees at an aggregate rate of up to 0.25% of the Fund's average net assets attributable to Advisor Class shares. The service fee is paid to the Funds' distributor, PBHG Fund Distributors, for providing or arranging with and paying others to provide personal services to shareholders of Advisor Class shares and/or for the maintenance of such shareholders' accounts. Because these fees are paid out of Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 REVENUE SHARING

PAYMENTS BY PBHG FUND DISTRIBUTORS OR ITS AFFILIATES

The financial intermediary through which you purchase your shares may receive all or a portion of the shareholder servicing fees discussed in the "Distribution Arrangements" section of this prospectus. Financial intermediaries may include financial planners or financial advisors, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing PBHG Funds and the Funds on the intermediary's sales system or placing PBHG Funds and the Funds on the intermediary's preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds and the Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces PBHG Funds' costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse. PBHG Funds may also pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other financial intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of qualifying dealer's or intermediary's sales and/or the value of Fund shares within a qualifying dealer's or intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such intermediaries.

PAYMENTS BY PBHG FUNDS

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, PBHG Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

                              FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and Dwight Short Term Fixed Income Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.


PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                    Net                                                     Realized and
                                   Asset                                                     Unrealized
                                   Value               Net                                    Gains or               Total
                                 Beginning         Investment         Redemption              (Losses)               from
                                 of Period            Loss               Fees               on Securities         Operations
---------------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                             $12.66           $(0.16) 1             --                  $(0.08)               $(0.24)
  2004                               7.94            (0.16) 1             --                    4.88                  4.72
  2003                              14.23            (0.14)               --                   (6.15)                (6.29)
  2002                              15.96            (0.17) 1             --                   (1.56)                (1.73)
  2001                              40.00            (0.10) 1             --                  (21.81)               (21.91)


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                             $18.34           $(0.19) 1             --                 $  0.21                $ 0.02
  2004                              13.90            (0.20) 1             --                    4.64                  4.44
  2003                              18.94            (0.17) 1             --                   (4.87)                (5.04)
  2002                              21.74            (0.20) 1             --                   (2.60)                (2.80)
  2001                              58.73            (0.20) 1             --                  (30.53)               (30.73)

  ADVISOR CLASS
  2005                             $17.98           $(0.24) 1             --                 $  0.20                $(0.04)
  2004                              13.66            (0.24) 1             --                    4.56                  4.32
  2003                              18.66            (0.21) 1             --                   (4.79)                (5.00)
  2002                              21.46            (0.26) 1             --                   (2.54)                (2.80)
  2001                              58.19            (0.30) 1             --                  (30.17)               (30.47)





                                                                                                              Net
                                     Distributions          Distributions                                    Asset
                                       from Net                 from                                         Value
                                      Investment               Capital                 Total                  End
                                        Income                  Gains              Distributions           of Period
-----------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                                  --                        --                     --                 $12.42
  2004                                  --                        --                     --                  12.66
  2003                                  --                        --                     --                   7.94
  2002                                  --                        --                     --                  14.23
  2001                                  --                    $(2.13)                $(2.13)                 15.96


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                                  --                        --                     --                 $18.36
  2004                                  --                        --                     --                  18.34
  2003                                  --                        --                     --                  13.90
  2002                                  --                        --                     --                  18.94
  2001                                  --                    $(6.26)                $(6.26)                 21.74

  ADVISOR CLASS
  2005                                  --                        --                     --                 $17.94
  2004                                  --                        --                     --                  17.98
  2003                                  --                        --                     --                  13.66
  2002                                  --                        --                     --                  18.66
  2001                                  --                    $(6.26)                $(6.26)                 21.46







                                                                                                            Ratio
                                                                                                         of Expenses
                                                                                                         to Average
                                                                                                         Net Assets
                                                                                                         (Excluding
                                                                                                          Waivers,
                                                 Net                               Ratio of Net           Expenses
                                               Assets             Ratio            Investment             Borne by
                                                 End           of Expenses            Loss                 Adviser
                              Total           of Period        to Average          to Average            and Expense
                             Return             (000)          Net Assets          Net Assets           Reduction)^^^
--------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                      (1.90)%         $   184,294            1.46%              (1.36)%               1.47%
  2004                      59.45%              278,178            1.40%              (1.30)%               1.41%
  2003                     (44.20)%             201,460            1.55%              (1.44)%               1.55%
  2002                     (10.84)%             408,161            1.39%              (1.06)%               1.39%
  2001                     (56.95)%             538,294            1.26%              (0.33)%               1.26%


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                       0.11%          $   714,903            1.40%              (1.16)%               1.40%
  2004                      31.94%              986,917            1.38%              (1.16)%               1.39%
  2003                     (26.61)%           1,118,887            1.42%              (1.12)%               1.42%
  2002                     (12.88)%           1,925,422            1.33%              (0.95)%               1.33%
  2001                     (56.57)%           2,883,036            1.25%              (0.46)%               1.25%

  ADVISOR CLASS
  2005                      (0.22)%         $       120            1.65%              (1.39)%               1.65%
  2004                      31.63%               40,534            1.63%              (1.42)%               1.64%
  2003                     (26.80)%              33,619            1.67%              (1.37)%               1.67%
  2002                     (13.05)%              50,259            1.58%              (1.20)%               1.58%
  2001                     (56.65)%              69,469            1.50%              (0.71)%               1.50%






                               Ratio of Net
                              Investment Loss
                                to Average
                                Net Assets
                                (Excluding
                                 Waivers,
                                 Expenses
                                 Borne by
                                Adviser and         Portfolio
                                  Expense            Turnover
                               Reduction)^^^           Rate
-----------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                           (1.37)%              68.28%
  2004                           (1.31)%              96.38%
  2003                           (1.44)%             218.32%
  2002                           (1.07)%             150.95%
  2001                           (0.33)%              89.91%


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                           (1.16)%              36.93%
  2004                           (1.17)%             163.61%
  2003                           (1.12)%             167.87%
  2002                           (0.96)%             170.67%
  2001                           (0.46)%             104.48%

  ADVISOR CLASS
  2005                           (1.39)%              36.93%
  2004                           (1.43)%             163.61%
  2003                           (1.37)%             167.87%
  2002                           (1.22)%             170.67%
  2001                           (0.71)%             104.48%









The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net                                                  Realized and
                                              Asset                                                  Unrealized
                                              Value              Net                                  Gains or
                                            Beginning        Investment           Redemption          (Losses)
                                            of Period           Loss                 Fees           on Securities
---------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $15.12          $(0.09) 1                --               $(1.00)
  2004                                        11.35           (0.17) 1                --                 3.94
  2003                                        15.15           (0.09) 1                --                (3.71)
  2002                                        17.81           (0.11) 1                --                (2.55)
  2001                                        44.34           (0.12) 1                --               (22.04)

  ADVISOR CLASS
  2005                                       $15.01          $(0.13) 1                --               $(0.99)
  2004                                        11.30           (0.21) 1                --                 3.92
  2003                                        15.10           (0.12) 1                --                (3.68)
  2002                                        17.80           (0.16) 1                --                (2.54)
  2001 2                                      25.20           (0.02) 1                --                (7.38)


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.80          $(0.08) 1                --               $(0.52)
  2004                                        15.10           (0.15) 1                --                 4.85
  2003                                        19.67           (0.11) 1                --                (4.46)
  2002                                        22.90           (0.14) 1                --                (3.09)
  2001                                        38.37           (0.05) 1                --               (13.48)

  ADVISOR CLASS
  2005                                       $19.64          $(0.14) 1                --               $(0.51)
  2004                                        15.02           (0.19) 1                --                 4.81
  2003                                        19.62           (0.15) 1                --                (4.45)
  2002                                        22.89           (0.19) 1                --                (3.08)
  2001 2                                      29.10           (0.03) 1                --                (6.18)




                                                                     Distributions        Distributions
                                                    Total              from Net               from
                                                    from              Investment             Capital              Total
                                                 Operations             Income                Gains           Distributions
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                              $(1.09)               --                      --                  --
  2004                                                3.77                --                      --                  --
  2003                                               (3.80)               --                      --                  --
  2002                                               (2.66)               --                      --                  --
  2001                                              (22.16)               --                  $(4.37)             $(4.37)

  ADVISOR CLASS
  2005                                              $(1.12)               --                      --                  --
  2004                                                3.71                --                      --                  --
  2003                                               (3.80)               --                      --                  --
  2002                                               (2.70)               --                      --                  --
  2001 2                                             (7.40)               --                      --                  --


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                              $(0.60)               --                      --                  --
  2004                                                4.70                --                      --                  --
  2003                                               (4.57)               --                      --                  --
  2002                                               (3.23)               --                      --                  --
  2001                                              (13.53)               --                  $(1.94)             $(1.94)

  ADVISOR CLASS
  2005                                              $(0.65)               --                      --                  --
  2004                                                4.62                --                      --                  --
  2003                                               (4.60)               --                      --                  --
  2002                                               (3.27)               --                      --                  --
  2001 2                                             (6.21)               --                      --                  --



                                              Net                                Net
                                             Asset                             Assets              Ratio
                                             Value                               End            of Expenses
                                              End            Total            of Period         to Average
                                           of Period        Return              (000)           Net Assets
------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $14.03          (7.21)%           $153,215            1.46%
  2004                                        15.12          33.22%             217,059            1.46%
  2003                                        11.35         (25.08)%            209,192            1.48%
  2002                                        15.15         (14.94)%            333,115            1.36%
  2001                                        17.81         (53.84)%            501,921            1.23%

  ADVISOR CLASS
  2005                                       $13.89          (7.46)%           $    107            1.71%
  2004                                        15.01          32.83%                  96            1.71%
  2003                                        11.30         (25.17)%                 63            1.73%
  2002                                        15.10         (15.17)%                 60            1.61%
  2001 2                                      17.80         (29.37)%+                71            1.54%*


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.20          (3.03)%           $143,955            1.32%
  2004                                        19.80          31.13%             184,688            1.34%
  2003                                        15.10         (23.23)%            172,972            1.33%
  2002                                        19.67         (14.10)%            258,297            1.26%
  2001                                        22.90         (36.55)%            327,689            1.18%

  ADVISOR CLASS
  2005                                       $18.99          (3.31)%           $    318            1.57%
  2004                                        19.64          30.76%                 561            1.59%
  2003                                        15.02         (23.45)%                497            1.58%
  2002                                        19.62         (14.29)%                156            1.51%
  2001 2                                      22.89         (21.34)%+                79            1.43%*




                                                                 Ratio           Ratio of Net
                                                               of Expenses       Investment Loss
                                                               to Average          to Average
                                                               Net Assets          Net Assets
                                                               (Excluding          (Excluding
                                                                Waivers,            Waivers,
                                            Ratio of Net        Expenses            Expenses
                                             Investment           Borne             Borne by
                                                Loss           by Adviser          Adviser and         Portfolio
                                             to Average        and Expense           Expense           Turnover
                                             Net Assets       Reduction)^^^       Reduction)^^^          Rate
-------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                          (0.64)%          1.46%               (0.64)%            41.95%
  2004                                          (1.24)%          1.47%               (1.25)%            73.65%
  2003                                          (0.74)%          1.48%               (0.74)%           156.30%
  2002                                          (0.66)%          1.36%               (0.67)%           152.53%
  2001                                          (0.34)%          1.23%               (0.34)%           142.46%

  ADVISOR CLASS
  2005                                          (0.85)%          1.71%               (0.85)%            41.95%
  2004                                          (1.50)%          1.72%               (1.51)%            73.65%
  2003                                          (1.00)%          1.73%               (1.00)%           156.30%
  2002                                          (0.91)%          1.61%               (0.92)%           152.53%
  2001 2                                        (0.40)%*         1.54%*              (0.40)%*          142.46%+


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                          (0.43)%          1.32%               (0.43)%            35.70%
  2004                                          (0.83)%          1.35%               (0.84)%            63.17%
  2003                                          (0.67)%          1.33%               (0.67)%           124.58%
  2002                                          (0.62)%          1.26%               (0.63)%           148.93%
  2001                                          (0.14)%          1.18%               (0.14)%           146.18%

  ADVISOR CLASS
  2005                                          (0.72)%          1.57%               (0.72)%            35.70%
  2004                                          (1.09)%          1.60%               (1.10)%            63.17%
  2003                                          (0.93)%          1.58%               (0.93)%           124.58%
  2002                                          (0.87)%          1.51%               (0.88)%           148.93%
  2001 2                                        (0.42)%*         1.43%*              (0.42)%*          146.18%+






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                           Net                                                      Realized and
                                          Asset                Net                                   Unrealized
                                          Value            Investment                                 Gains or            Total
                                        Beginning            Income            Redemption             (Losses)            from
                                        of Period            (Loss)               Fees              on Securities      Operations
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                   $20.91             $(0.26) 1               --                $(0.70)            $(0.96)
  2004                                    15.71              (0.28) 1               --                  5.48               5.20
  2003                                    22.74              (0.19)                 --                 (6.84)             (7.03)
  2002                                    26.58              (0.25) 1               --                 (3.59)             (3.84)
  2001                                    77.81              (0.24) 1               --                (48.55)            (48.79)


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                   $13.68             $(0.16) 1               --                 $0.95              $0.79
  2004                                     8.72              (0.14) 1               --                  5.10               4.96
  2003                                    13.37              (0.11) 1               --                 (4.54)             (4.65)
  2002                                    12.08              (0.13) 1               --                  1.42               1.29
  2001                                    19.34              (0.11) 1               --                 (4.55)             (4.66)

  ADVISOR CLASS
  2005                                   $13.63             $(0.19) 1               --                 $0.94              $0.75
  2004                                     8.71              (0.18) 1               --                  5.10               4.92
  2003 3                                   9.29              (0.07)                 --                 (0.51)             (0.58)


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                    $9.84              $0.06 1                --                 $0.77              $0.83
  2004                                     7.35               0.05 1                --                  2.48               2.53
  2003                                    10.42               0.06                  --                 (3.06)             (3.00)
  2002 4                                  10.33               0.02                  --                  0.07               0.09
  2001 5                                  11.09               0.07                  --                 (0.76)             (0.69)
  2000 5                                  12.31               0.06                  --                 (1.20)             (1.14)




                                                                                                        Net
                                            Distributions    Distributions                             Asset
                                              from Net           from                                  Value
                                             Investment         Capital             Total               End
                                               Income            Gains          Distributions        of Period
--------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                            --                --                  --            $19.95
  2004                                            --                --                  --             20.91
  2003                                            --                --                  --             15.71
  2002                                            --                --                  --             22.74
  2001                                            --            $(2.44)             $(2.44)            26.58


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                            --                --                  --            $14.47
  2004                                            --                --                  --             13.68
  2003                                            --                --                  --              8.72
  2002                                            --                --                  --             13.37
  2001                                            --            $(2.60)             $(2.60)            12.08

  ADVISOR CLASS
  2005                                            --                --                  --            $14.38
  2004                                            --                --                  --             13.63
  2003 3                                          --                --                  --              8.71


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                        $(0.07)               --              $(0.07)           $10.60
  2004                                         (0.04)               --               (0.04)             9.84
  2003                                         (0.07)               --               (0.07)             7.35
  2002 4                                          --                --                  --             10.42
  2001 5                                       (0.07)               --               (0.07)            10.33
  2000 5                                       (0.06)           $(0.02)              (0.08)            11.09




                                                                                                                     Ratio of
                                                                                                                     Expenses
                                                                                                                    to Average
                                                                                                                    Net Assets
                                                                                               Ratio of Net         (Excluding
                                                             Net                               Investment            Waivers,
                                                           Assets             Ratio              Income           Expenses Borne
                                                             End           of Expenses           (Loss)             by Adviser
                                       Total              of Period        to Average          to Average           and Expense
                                      Return                (000)          Net Assets          Net Assets          Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                (4.59)%           $163,617              1.53%              (1.28)%              1.53%
  2004                                33.10%             231,034              1.52%              (1.44)%              1.53%
  2003                               (30.91)%            225,127              1.55%              (1.02)%              1.55%
  2002                               (14.45)%            413,134              1.38%              (0.94)%              1.38%
  2001                               (64.23)%            662,551              1.26%              (0.43)%              1.26%


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                 5.77%            $ 51,156              1.50%              (1.17)%              1.61%
  2004                                56.88%              69,838              1.50%              (1.14)%              1.60%
  2003                               (34.78)%             57,738              1.50%              (1.09)%              1.57%
  2002                                10.68%              86,243              1.50%              (0.96)%              1.52%
  2001                               (27.04)%             76,331              1.50%              (0.63)%              1.50%

  ADVISOR CLASS
  2005                                 5.50%            $  1,550              1.75%              (1.42)%              1.86%
  2004                                56.49%               1,779              1.75%              (1.41)%              1.85%
  2003 3                              (8.99)%+               509              1.75%*             (1.28)%*             1.87%*


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                 8.49%            $ 55,219              1.28%               0.57%               1.28%
  2004                                34.50%              65,668              1.24%               0.59%               1.25%
  2003                               (28.83)%             53,983              1.19%               0.62%               1.31%
  2002 4                               0.89%+            101,615              0.99%*              0.63%*              1.33%*
  2001 5                              (6.22)%             95,031              0.99%               0.64%               1.09%
  2000 5                              (9.33)%            118,545              0.97%               0.53%               0.97%




                                           Ratio of
                                        Net Investment
                                         Income (Loss)
                                          to Average
                                          Net Assets
                                          (Excluding
                                       Waivers, Expenses
                                           Borne by
                                          Adviser and           Portfolio
                                            Expense             Turnover
                                         Reduction)^^^            Rate
-------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                    (1.28)%                141.68%
  2004                                    (1.45)%                179.85%
  2003                                    (1.02)%                381.73%
  2002                                    (0.95)%                301.58%
  2001                                    (0.43)%                157.72%


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                    (1.28)%                 80.38%
  2004                                    (1.24)%                 96.80%
  2003                                    (1.16)%                113.26%
  2002                                    (0.97)%                118.88%
  2001                                    (0.63)%                143.04%

  ADVISOR CLASS
  2005                                    (1.53)%                 80.38%
  2004                                    (1.51)%                 96.80%
  2003 3                                  (1.40)%*               113.26%


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                     0.57%                 173.71%
  2004                                     0.58%                 267.41%
  2003                                     0.50%                 212.69%
  2002 4                                   0.29%*                 65.99%+
  2001 5                                   0.54%                 229.00%
  2000 5                                   0.53%                 270.00%






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                          Net                                                   Realized and
                         Asset               Net                                 Unrealized
                         Value           Investment                               Gains or            Total
                       Beginning           Income            Redemption           (Losses)            from
                       of Period           (Loss)               Fees            on Securities      Operations
----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  $17.19           $ 0.07 1                --                $1.35             $1.42
  2004                   12.01            (0.02) 1               --                 5.20              5.18
  2003                   16.20            (0.02)                 --                (4.17)            (4.19)
  2002                   17.41            (0.04) 1               --                (1.03)            (1.07)
  2001                   18.51             0.07 1                --                (0.74)            (0.67)


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  $11.93           $ 0.08 1                --                $0.25             $0.33
  2004                    9.50             0.15 1                --                 2.43              2.58
  2003                   13.34             0.13 1                --                (3.82)            (3.69)
  2002                   13.90             0.03 1                --                (0.57)            (0.54)
  2001                   11.97             0.21 1                --                 2.21              2.42

  ADVISOR CLASS
  2005                  $11.89           $ 0.05 1                --                $0.25             $0.30
  2004                    9.48             0.12 1                --                 2.42              2.54
  2003                   13.30             0.09 1                --                (3.79)            (3.70)
  2002                   13.88               -- 1                --                (0.58)            (0.58)
  2001 2                 13.88             0.01 1                --                (0.01)               --



                                                                                           Net
                            Distributions     Distributions                               Asset
                              from Net            from                                    Value
                             Investment          Capital               Total               End
                               Income             Gains            Distributions        of Period
----------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                             --                 --                   --             $18.61
  2004                             --                 --                   --              17.19
  2003                             --                 --                   --              12.01
  2002                         $(0.06)            $(0.08)              $(0.14)             16.20
  2001                             --              (0.43)               (0.43)             17.41


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                         $(0.13)                --               $(0.13)            $12.13
  2004                          (0.15)                --                (0.15)             11.93
  2003                          (0.15)                --                (0.15)              9.50
  2002                          (0.02)                --                (0.02)             13.34
  2001                          (0.08)            $(0.41)               (0.49)             13.90

  ADVISOR CLASS
  2005                         $(0.09)                --               $(0.09)            $12.10
  2004                          (0.13)                --                (0.13)             11.89
  2003                          (0.12)                --                (0.12)              9.48
  2002                             --                 --                   --              13.30
  2001 2                           --                 --                   --              13.88




                                                                                                    Ratio
                                                                                                 of Expenses
                                                                                                 to Average
                                                                                                 Net Assets
                                                                                                 (Excluding
                                                                             Ratio of Net         Waivers,
                                           Net                               Investment           Expenses
                                         Assets             Ratio              Income               Borne
                                           End           of Expenses           (Loss)            by Adviser
                        Total           of Period        to Average          to Average          and Expense
                       Return             (000)          Net Assets          Net Assets         Reduction)^^^
-----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  8.26%          $ 19,724             1.49%               0.42%               1.62%
  2004                 43.13%            26,574             1.50%              (0.15)%              1.54%
  2003                (25.86)%           23,293             1.50%              (0.23)%              1.50%
  2002                 (6.18)%           34,675             1.37%              (0.24)%              1.37%
  2001                 (3.59)%           58,724             1.34%               0.37%               1.34%


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  2.73%          $122,043             1.21%               0.69%               1.21%
  2004                 27.20%           214,710             1.20%               1.34%               1.21%
  2003                (27.73)%          283,989             1.20%               1.18%               1.20%
  2002                 (3.86)%          524,236             1.14%               0.24%               1.14%
  2001                 20.42%           425,414             1.16%               0.91%               1.16%

  ADVISOR CLASS
  2005                  2.53%          $    441             1.46%               0.44%               1.46%
  2004                 26.81%               723             1.45%               1.03%               1.46%
  2003                (27.86)%              451             1.45%               0.86%               1.45%
  2002                 (4.15)%              195             1.39%              (0.04)%              1.39%
  2001 2                0.00%+              100             1.40%*              0.39%*              1.40%*




                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and           Portfolio
                              Expense             Turnover
                           Reduction)^^^            Rate
------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                        0.29%                 192.04%
  2004                       (0.19)%                240.63%
  2003                       (0.23)%                281.70%
  2002                       (0.25)%                433.98%
  2001                        0.37%                 404.36%


-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                        0.69%                 152.98%
  2004                        1.33%                 252.96%
  2003                        1.18%                 428.30%
  2002                        0.24%                 947.66%
  2001                        0.91%                1184.89%

  ADVISOR CLASS
  2005                        0.44%                 152.98%
  2004                        1.02%                 252.96%
  2003                        0.86%                 428.30%
  2002                       (0.04)%                947.66%
  2001 2                      0.39%*               1184.89%+







The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                           Net                                                   Realized and
                          Asset                Net                                Unrealized
                          Value            Investment                              Gains or               Total
                        Beginning            Income           Redemption           (Losses)               from
                        of Period            (Loss)              Fees            on Securities         Operations
----------------------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   $17.93            $(0.03) 1               --               $1.73               $ 1.70
  2004                    12.29             (0.07) 1               --                5.71                 5.64
  2003                    15.74             (0.04) 1               --               (3.41)               (3.45)
  2002                    14.44             (0.02) 1               --                1.32                 1.30
  2001                    13.82              0.09 1                --                1.20                 1.29

  ADVISOR CLASS
  2005                   $17.82            $(0.07) 1               --               $1.70                $1.63
  2004                    12.25             (0.11) 1               --                5.68                 5.57
  2003                    15.72             (0.07) 1               --               (3.40)               (3.47)
  2002 6                  13.90             (0.03) 1               --                1.85                 1.82


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   $20.29            $(0.20) 1               --               $2.07               $ 1.87
  2004                    13.27             (0.15) 1               --                7.17                 7.02
  2003                    20.65             (0.13) 1               --               (7.25)               (7.38)
  2002                    18.48             (0.14) 1               --                2.31                 2.17
  2001                    18.75             (0.02) 1               --                0.58                 0.56

  ADVISOR CLASS
  2005                   $20.15            $(0.26) 1               --               $2.06               $ 1.80
  2004                    13.20             (0.19) 1               --                7.14                 6.95
  2003                    20.60             (0.17) 1               --               (7.23)               (7.40)
  2002                    18.47             (0.22) 1               --                2.35                 2.13
  2001 2                  19.67             (0.02) 1               --               (1.18)               (1.20)




                                                                                         Net
                            Distributions      Distributions                            Asset
                              from Net             from                                 Value
                             Investment           Capital              Total             End
                               Income              Gains           Distributions      of Period
------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                             --              $(1.66)             $(1.66)           $17.97
  2004                             --                  --                  --             17.93
  2003                             --                  --                  --             12.29
  2002                             --                  --                  --             15.74
  2001                         $(0.03)             $(0.64)             $(0.67)            14.44

  ADVISOR CLASS
  2005                             --              $(1.66)             $(1.66)           $17.79
  2004                             --                  --                  --             17.82
  2003                             --                  --                  --             12.25
  2002 6                           --                  --                  --             15.72


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                             --                  --                  --            $22.16
  2004                             --                  --                  --             20.29
  2003                             --                  --                  --             13.27
  2002                             --                  --                  --             20.65
  2001                             --              $(0.83)             $(0.83)            18.48

  ADVISOR CLASS
  2005                             --                  --                  --            $21.95
  2004                             --                  --                  --             20.15
  2003                             --                  --                  --             13.20
  2002                             --                  --                  --             20.60
  2001 2                           --                  --                  --             18.47




                                                                                             Ratio
                                                                                          of Expenses
                                                                                          to Average
                                                                                          Net Assets
                                                                                          (Excluding
                                                                        Ratio of Net       Waivers,
                                          Net                           Investment         Expenses
                                        Assets            Ratio           Income             Borne
                                          End          of Expenses        (Loss)          by Adviser
                        Total          of Period       to Average       to Average        and Expense
                       Return            (000)         Net Assets       Net Assets       Reduction)^^^
----------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   9.59%         $455,657           1.33%           (0.18)%            1.33%
  2004                  45.89%          452,530           1.37%           (0.47)%            1.38%
  2003                 (21.92)%         288,030           1.40%           (0.33)%            1.40%
  2002                   9.00%          464,987           1.32%           (0.15)%            1.32%
  2001                   9.43%          231,117           1.35%            0.40%             1.35%

  ADVISOR CLASS
  2005                   9.25%         $  8,416           1.58%           (0.37)%            1.58%
  2004                  45.47%            6,493           1.62%           (0.72)%            1.63%
  2003                 (22.07)%           1,634           1.65%           (0.54)%            1.65%
  2002 6                13.09%+             127           1.55%*          (0.49)%*           1.55%*


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   9.22%         $ 60,556           1.50%           (1.01)%            1.61%
  2004                  52.90%          102,497           1.50%           (0.84)%            1.56%
  2003                 (35.74)%         102,497           1.50%           (0.83)%            1.59%
  2002                  11.74%          290,007           1.48%           (0.72)%            1.48%
  2001                   2.99%          251,994           1.49%           (0.09)%            1.49%

  ADVISOR CLASS
  2005                   8.93%         $     19           1.75%           (1.30)%            1.86%
  2004                  52.65%               97           1.74%           (1.11)%            1.80%
  2003                 (35.92)%             165           1.75%           (1.08)%            1.84%
  2002                  11.53%              364           1.73%           (1.12)%            1.73%
  2001 2                (6.10)%+             94           1.73%*          (0.34)%*           1.73%*




                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and        Portfolio
                              Expense          Turnover
                           Reduction)^^^         Rate
---------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                       (0.18)%             116.71%
  2004                       (0.48)%             143.80%
  2003                       (0.33)%             195.22%
  2002                       (0.15)%             236.85%
  2001                        0.40%              248.10%

  ADVISOR CLASS
  2005                       (0.37)%             116.71%
  2004                       (0.73)%             143.80%
  2003                       (0.54)%             195.22%
  2002 6                     (0.49)%*            236.85%+


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                       (1.12)%              98.18%
  2004                       (0.90)%             116.57%
  2003                       (0.92)%             115.44%
  2002                       (0.72)%             144.85%
  2001                       (0.09)%             177.69%

  ADVISOR CLASS
  2005                       (1.41)%              98.18%
  2004                       (1.17)%             116.57%
  2003                       (1.17)%             115.44%
  2002                       (1.12)%             144.85%
  2001 2                     (0.34)%*            177.69%+




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                                Net                                                Realized and
                               Asset              Net                               Unrealized
                               Value          Investment                             Gains or            Total
                             Beginning          Income            Redemption         (Losses)            from
                             of Period          (Loss)               Fees          on Securities      Operations
----------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                           $15.88           $0.06 1             --                 $0.99             $1.05
  2004                            11.84            0.05 1             --                  4.07              4.12
  2003                            16.40            0.14               --                 (4.31)            (4.17)
  2002 7                          15.92            0.20               --                  2.34              2.54
  2001 8                          10.87            0.21               --                  5.49              5.70
  2000 8                          12.19            0.16               --                 (1.18)            (1.02)

  ADVISOR CLASS
  2005                           $15.86           $0.01 1             --                 $1.01             $1.02
  2004 ++++                       14.23            0.04 1             --                  1.66              1.70


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                           $20.80          $(0.16) 1            --                 $4.97             $4.81
  2004^                           16.12           (0.05) 1            --                  4.89              4.84



                                                                                                    Net
                                  Distributions       Distributions                                Asset
                                    from Net              from                                     Value
                                   Investment            Capital               Total                End
                                     Income               Gains            Distributions         of Period
-------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                                $(0.05)              $(0.23)              $(0.28)            $16.65
  2004                                 (0.06)               (0.02)               (0.08)             15.88
  2003                                 (0.15)               (0.24)               (0.39)             11.84
  2002 7                               (0.14)               (1.92)               (2.06)             16.40
  2001 8                               (0.21)               (0.44)               (0.65)             15.92
  2000 8                               (0.16)               (0.14)               (0.30)             10.87

  ADVISOR CLASS
  2005                                $(0.03)              $(0.23)              $(0.26)            $16.62
  2004 ++++                            (0.05)               (0.02)               (0.07)             15.86


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                                    --                $(0.41)              $(0.41)            $25.20
  2004^                                   --                 (0.16)               (0.16)             20.80



                                                                                                                Ratio
                                                                                                             of Expenses
                                                                                                             to Average
                                                                                                             Net Assets
                                                                                                             (Excluding
                                                                                         Ratio of Net         Waivers,
                                                    Net                                  Investment           Expenses
                                                  Assets               Ratio               Income               Borne
                                                    End             of Expenses            (Loss)            by Adviser
                               Total             of Period          to Average           to Average          and Expense
                              Return               (000)            Net Assets           Net Assets         Reduction)^^^
---------------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                          6.64%          $1,374,194              1.44%                0.34%               1.46%
  2004                         34.82%           1,128,195              1.48%                0.36%               1.49%
  2003                        (25.73)%            647,508              1.45%                1.00%               1.52%
  2002 7                       17.48%+            621,735              1.40%*               1.26%*              1.44%*
  2001 8                       53.22%             272,069              1.40%                1.41%               1.41%
  2000 8                       (8.39)%             84,226              1.40%                1.47%               1.47%

  ADVISOR CLASS
  2005                          6.41%          $      894              1.69%                0.09%               1.71%
  2004 ++++                    11.97%+                723              1.75%*               0.35%*              1.76%*


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                         23.23%          $   91,746              1.50%               (0.68)%              1.54%
  2004^                        30.16%+             25,553              1.50%*              (0.42)%*             1.73%*



                                  Ratio of Net
                                   Investment
                                  Income (Loss)
                                   to Average
                                   Net Assets
                                   (Excluding
                                Waivers, Expenses
                                    Borne by
                                   Adviser and            Portfolio
                                     Expense              Turnover
                                  Reduction)^^^             Rate
---------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                               0.32%                 20.03%
  2004                               0.35%                 24.31%
  2003                               0.93%                 50.05%
  2002 7                             1.23%*                39.02%+
  2001 8                             1.40%                111.00%
  2000 8                             1.40%                 54.00%

  ADVISOR CLASS
  2005                               0.07%                 20.03%
  2004 ++++                          0.34%*                24.31%+


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                              (0.72)%                27.69%
  2004^                             (0.65)%*               27.33%+




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                    Net                                                   Realized and
                                                   Asset             Net                                   Unrealized
                                                   Value         Investment                                 Gains or
                                                 Beginning         Income             Redemption            (Losses)
                                                 of Period         (Loss)                Fees             on Securities
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                              $11.66         $ 0.30 1               --                $ 1.01^^^^
  2004                                                8.06           0.31 1               --                  3.80
  2003                                                9.58           0.30 1               --                 (0.87)
  2002                                                8.78           0.09                 --                  0.80
  2001 5,9                                            9.56           0.47                 --                  0.46
  2000 5                                              8.04           0.36                 --                  1.60

  ADVISOR CLASS
  2005                                              $11.61         $ 0.26 1               --                $ 1.02^^^^
  2004                                                8.03           0.30 1               --                  3.76
  2003                                                9.55           0.27 1               --                 (0.86)
  2002                                                8.75           0.09                 --                  0.79
  2001 5,9                                            9.55           0.43                 --                  0.45
  2000 5                                              8.04           0.31                 --                  1.60


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                              $10.77         $(0.13) 1              --                $(0.24)
  2004                                                7.31          (0.14) 1              --                  3.60
  2003                                               14.79          (0.11) 1              --                 (7.37)
  2002                                               19.70          (0.21) 1              --                 (4.70)
  2001                                               85.02          (0.46) 1              --                (59.61)

  ADVISOR CLASS
  2005                                              $10.68         $(0.15) 1              --                $(0.24)
  2004                                                7.27          (0.16) 1              --                  3.57
  2003                                               14.75          (0.13) 1              --                 (7.35)
  2002                                               19.70          (0.23) 1              --                 (4.72)
  2001 2                                             34.43          (0.04) 1              --                (14.69)




                                                                     Distributions      Distributions
                                                       Total           from Net             from             Return
                                                       from           Investment           Capital             of
                                                    Operations          Income              Gains            Capital
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                                  $ 1.31           $(0.29)             $(0.91)            --
  2004                                                    4.11            (0.34)              (0.12)        $(0.05) 10
  2003                                                   (0.57)           (0.31)              (0.61)         (0.03) 10
  2002                                                    0.89            (0.09)                 --             --
  2001 5,9                                                0.93            (0.45)              (1.21)         (0.05) 10
  2000 5                                                  1.96            (0.36)                 --          (0.08) 10

  ADVISOR CLASS
  2005                                                  $ 1.28           $(0.26)             $(0.91)            --
  2004                                                    4.06            (0.31)              (0.12)        $(0.05) 10
  2003                                                   (0.59)           (0.30)              (0.61)         (0.02) 10
  2002                                                    0.88            (0.08)                 --             --
  2001 5,9                                                0.88            (0.43)              (1.21)         (0.04) 10
  2000 5                                                  1.91            (0.33)                 --          (0.07) 10


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                                  $(0.37)              --                  --             --
  2004                                                    3.46               --                  --             --
  2003                                                   (7.48)              --                  --             --
  2002                                                   (4.91)              --                  --             --
  2001                                                  (60.07)              --              $(5.25)            --

  ADVISOR CLASS
  2005                                                  $(0.39)              --                  --             --
  2004                                                    3.41               --                  --             --
  2003                                                   (7.48)              --                  --             --
  2002                                                   (4.95)              --                  --             --
  2001 2                                                (14.73)              --                  --             --




                                                                  Net                                    Net
                                                                 Asset                                 Assets              Ratio
                                                                 Value                                   End            of Expenses
                                             Total                End               Total             of Period         to Average
                                         Distributions         of Period           Return               (000)           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                    $(1.20)              $11.77               10.96%            $145,088              1.31%
  2004                                     (0.51)               11.66               52.08%             133,980              1.30%
  2003                                     (0.95)                8.06               (5.73)%             70,039              1.27%
  2002                                     (0.09)                9.58               10.11%+             76,679              1.36%*
  2001 5,9                                 (1.71)                8.78               10.41%              61,378              1.14%
  2000 5                                   (0.44)                9.56               24.90%              75,013              1.36%

  ADVISOR CLASS
  2005                                    $(1.17)              $11.72               10.73%            $ 13,886              1.56%
  2004                                     (0.48)               11.61               51.66%              17,664              1.55%
  2003                                     (0.93)                8.03               (5.99)%             14,578              1.52%
  2002                                     (0.08)                9.55               10.08% +            19,738              1.61%*
  2001 5,9                                 (1.68)                8.75                9.88% 11           18,858              1.62%
  2000 5                                   (0.40)                9.55               24.22% 11           23,417              1.89%


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                        --               $10.40               (3.44)%           $229,768              1.64%
  2004                                        --                10.77               47.33%             314,112              1.66%
  2003                                        --                 7.31              (50.57)%            262,244              1.54%
  2002                                        --                14.79              (24.92)%            581,091              1.39%
  2001                                    $(5.25)               19.70              (74.20)%            920,965              1.25%

  ADVISOR CLASS
  2005                                        --               $10.29               (3.65)%           $  8,536              1.89%
  2004                                        --                10.68               46.91%              14,303              1.90%
  2003                                        --                 7.27              (50.71)%              7,285              1.79%
  2002                                        --                14.75              (25.13)%             10,288              1.64%
  2001 2                                      --                19.70              (42.78)%+               172              1.50%*




                                                                     Ratio           Ratio of Net
                                                                  of Expenses         Investment
                                                                  to Average         Income (Loss)
                                                                  Net Assets          to Average
                                                  Ratio           (Excluding          Net Assets
                                                 of  Net           Waivers,       (Excluding Waivers,
                                               Investment       Expenses Borne      Expenses Borne
                                                 Income           by Adviser,         by Adviser,
                                                 (Loss)         Reimbursements      Reimbursements          Portfolio
                                               to Average         and Expense         and Expense           Turnover
                                               Net Assets        Reduction)^^^       Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                            2.52%              1.31%               2.52%               82.58%
  2004                                            3.15%              1.31%               3.14%               78.20%
  2003                                            3.42%              1.33%               3.36%              110.81%
  2002                                            4.20%*             1.47%*              4.09%*              25.08%+
  2001 5,9                                        4.57%              1.14%               4.57%              139.00%
  2000 5                                          4.14%              1.36%               4.14%               76.00%

  ADVISOR CLASS
  2005                                            2.25%              1.56%               2.25%               82.58%
  2004                                            3.04%              1.56%               3.03%               78.20%
  2003                                            3.15%              1.58%               3.09%              110.81%
  2002                                            3.86%*             1.72%*              3.73%*              25.08%+
  2001 5,9                                        4.07%              1.62%               4.07%              139.00%
  2000 5                                          3.54%              1.89%               3.54%               76.00%


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                           (1.22)%             1.64%              (1.22)%              63.05%
  2004                                           (1.40)%             1.67%              (1.41)%             135.24%
  2003                                           (1.24)%             1.54%              (1.24)%             261.67%
  2002                                           (1.17)%             1.39%              (1.19)%             185.33%
  2001                                           (0.81)%             1.25%              (0.81)%             291.41%

  ADVISOR CLASS
  2005                                           (1.45)%             1.89%              (1.45)%              63.05%
  2004                                           (1.64)%             1.91%              (1.65)%             135.24%
  2003                                           (1.47)%             1.79%              (1.47)%             261.67%
  2002                                           (1.42)%             1.64%              (1.44)%             185.33%
  2001 2                                         (0.58)%*            1.50%*             (0.58)%*            291.41%






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net
                                              Asset                                               Realized and
                                              Value             Net                                Unrealized
                                            Beginning       Investment         Redemption           Gains on
                                            of Period         Income              Fees             Securities
---------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                        $10.30          $0.35 1               --               $ 0.03
 2004 ^^                                      10.00           0.23 1               --                 0.38


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                        $10.00          $0.21 1               --               $(0.11)#
 2004                                         10.00           0.29 1               --                 0.04
 2003                                         10.00           0.39                 --                 0.04
 2002 12                                      10.00           0.20                 --                   --
 2001 13                                      10.00           0.61              $0.01                   --
 2000 13                                      10.00           0.65               0.01                   --

 ADVISOR CLASS
 2005                                        $10.00          $0.19 1               --               $(0.10)#
 2004                                         10.00           0.26 1               --                 0.05
 2003 14                                      10.00           0.25                 --                 0.01




                                                                Distributions       Distributions
                                                Total             from Net              from            Return
                                                from             Investment            Capital            of
                                             Operations            Income               Gains           Capital
------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           $0.38             $(0.36)              $(0.20)               --
 2004 ^^                                         0.61              (0.23)               (0.08)               --


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           $0.10             $(0.25)              $(0.04)               --
 2004                                            0.33              (0.29)                  --            $(0.04)
 2003                                            0.43              (0.43)                  --                --
 2002 12                                         0.20              (0.20)               (0.04)               --
 2001 13                                         0.62              (0.62)                  --                --
 2000 13                                         0.66              (0.66)                  --                --

 ADVISOR CLASS
 2005                                           $0.09             $(0.23)              $(0.04)               --
 2004                                            0.31              (0.27)                  --            $(0.04)
 2003 14                                         0.26              (0.26)                  --                --





                                                                               Net
                                                                              Asset
                                                           Reverse            Value
                                             Total          Stock              End              Total
                                         Distributions      Split           of Period          Return
------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                      $(0.56)             --             $10.12            3.72%
 2004 ^^                                    (0.31)             --              10.30            6.19%+


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                      $(0.29)             --            $  9.81            1.02%##
 2004                                       (0.33)             --              10.00            3.38%
 2003                                       (0.43)             --              10.00            4.38%
 2002 12                                    (0.24)          $0.04              10.00            1.98%+
 2001 13                                    (0.62)             --              10.00            6.34%
 2000 13                                    (0.66)             --              10.00            6.80%

 ADVISOR CLASS
 2005                                      $(0.27)             --            $  9.82            0.88%##
 2004                                       (0.31)             --              10.00            3.14%
 2003 14                                    (0.26)             --              10.00            2.64%+




                                                                                Ratio
                                              Net                               of  Net
                                            Assets             Ratio          Investment
                                              End           of Expenses         Income
                                           of Period        to Average        to Average
                                             (000)          Net Assets        Net Assets
---------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                    $    7,302            0.85%             3.38%
 2004 ^^                                      6,377            0.85%*            3.33%*


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                    $  392,118            0.83%             2.08%
 2004                                     1,424,238            1.00%             2.87%
 2003                                     1,192,971            1.00%             3.65%
 2002 12                                    518,004            1.00%*            4.67%*
 2001 13                                     71,298            1.00%             5.97%
 2000 13                                     24,065            1.03%             6.53%

 ADVISOR CLASS
 2005                                    $    2,360            1.08%             1.86%
 2004                                         8,074            1.25%             2.59%
 2003 14                                      2,132            1.25%*            3.02%*




                                                Ratio               Ratio of Net
                                             of Expenses             Investment
                                             to Average             Income (Loss)
                                             Net Assets              to Average
                                             (Excluding              Net Assets
                                              Waivers,           (Excluding Waivers,
                                           Expenses Borne          Expenses Borne
                                             by Adviser,             by Adviser,
                                           Reimbursements          Reimbursements            Portfolio
                                             and Expense             and Expense             Turnover
                                            Reduction)^^^           Reduction)^^^              Rate
---------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           2.05%                  2.18%                 350.28%
 2004 ^^                                        2.36%*                 1.82%*                258.83%+


------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           1.17%                  1.74%                 400.26%
 2004                                           1.30%                  2.57%                 257.21%
 2003                                           1.34%                  3.31%                 222.67%
 2002 12                                        1.32%*                 4.35%*                116.91%+
 2001 13                                        1.62%                  5.35%                 196.00%
 2000 13                                        1.84%                  5.69%                  72.00%

 ADVISOR CLASS
 2005                                           1.42%                  1.52%                 400.26%
 2004                                           1.55%                  2.29%                 257.21%
 2003 14                                        1.59%*                 2.68%*                222.67%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                            Net                              Realized and
                           Asset                              Unrealized
                           Value             Net               Gains or              Total
                         Beginning       Investment            (Losses)              from
                         of Period         Income            on Securities        Operations
---------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     $1.00           $0.01 1                --                $0.01
  2004                      1.00              -- 1                --                   --
  2003                      1.00            0.01                  --                 0.01
  2002                      1.00            0.03                  --                 0.03
  2001                      1.00            0.06                  --                 0.06


                                                                                                    Net
                              Distributions         Distributions                                  Asset
                                from Net                from                                       Value
                               Investment              Capital                 Total                End
                                 Income                 Gains              Distributions         of Period
-------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                           $(0.01)                   --                 $(0.01)              $1.00
  2004                               --                    --                     --                1.00
  2003                            (0.01)                   --                  (0.01)               1.00
  2002                            (0.03)                   --                  (0.03)               1.00
  2001                            (0.06)                   --                  (0.06)               1.00


                                                                                                Ratio             Ratio of Net
                                                                                             of Expenses           Investment
                                                                                             to Average              Income
                                                                                             Net Assets            to Average
                                                                                             (Excluding            Net Assets
                                                                                              Waivers,             (Excluding
                                             Net                        Ratio of Net          Expenses          Waivers, Expenses
                                           Assets           Ratio        Investment             Borne               Borne by
                                             End         of Expenses       Income            by Adviser            Adviser and
                           Total          of Period      to Average      to Average          and Expense             Expense
                          Return            (000)        Net Assets      Net Assets         Reduction)^^^         Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     0.91%          $ 41,720          0.82%            0.87%               0.83%                0.86%
  2004                     0.32%            53,905          0.88%            0.32%               0.89%                0.31%
  2003                     0.94%            94,459          0.75%            0.93%               0.75%                0.93%
  2002                     2.55%           107,513          0.59%            2.92%               0.59%                2.91%
  2001                     5.98%           525,463          0.52%            5.78%               0.52%                5.78%




*    Annualized
+    Total return and portfolio turnover have not been annualized.
++   Class A and Class C shares commenced operations on September 30, 2003.
+++  Class A and Class C shares commenced operations on July 31, 2003.
++++ The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.
^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^  See note 11 on page 125.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# The impact of the payment from affiliate (See Note 2 on page 110) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
## A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the PBHG Class, Advisor Class, Class A, and Class C, respectively.
1    Per share calculations were performed using average shares for the period.
2 The PBHG Large Cap Growth Concentrated Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
4 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5    For the year ended December 31.
6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.
7 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
8    For the year or period ended April 30.
9 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
10 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
11 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
12 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
13   For the year or period ended October 31.
14 The Dwight Short Term Fixed Income Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                              FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O.  Box 219534
Kansas City, MO   64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.

INVESTMENT ADVISER Liberty Ridge Capital, Inc.

DISTRIBUTOR PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG-PROADV 7/05

PBHG Funds

                      PROTECTING YOUR PERSONAL INFORMATION

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

                                     [LOGO]

                                   PBHG FUNDS

                   AN INSTITUTIONAL MULTI-MANAGER FUND FAMILY
                           CLASS A AND CLASS C SHARES

                                 JULY 22, 2005

GROWTH FUNDS
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
(formerly known as PBHG Large Cap 20 Fund)
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund

BLEND FUNDS
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

SPECIALTY FUND
PBHG Technology & Communications Fund

MONEY MARKET FUND
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

AN INTRODUCTION TO THE PBHG FUNDS(R)AND THIS PROSPECTUS

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called "Funds." This Prospectus offers Class A and Class C Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.

INVESTMENT ADVISER

Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") (formerly known as Pilgrim Baxter & Associates, Ltd.) is the investment adviser for each Fund offered in this Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS
                                                                            PAGE

PBHG EMERGING GROWTH FUND ....................................................3
PBHG GROWTH FUND..............................................................9
PBHG LARGE CAP GROWTH CONCENTRATED FUND
 (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND) .................................15
PBHG LARGE CAP GROWTH FUND...................................................21
PBHG SELECT GROWTH FUND......................................................27
PBHG STRATEGIC SMALL COMPANY FUND............................................33
PBHG FOCUSED FUND............................................................39
PBHG LARGE CAP FUND..........................................................45
PBHG MID-CAP FUND............................................................51
PBHG SMALL CAP FUND..........................................................57
PBHG TECHNOLOGY & COMMUNICATIONS FUND........................................63
MORE ABOUT THE FUNDS.........................................................74
         OUR INVESTMENT STRATEGIES...........................................74
         RISKS AND RETURNS...................................................75
THE INVESTMENT ADVISER.......................................................85
THE PORTFOLIO MANAGERS.......................................................88
YOUR INVESTMENT..............................................................89
POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING.............................89
VALUING PORTFOLIO SECURITIES.................................................92
PRICING FUND SHARES - NET ASSET VALUE (NAV)..................................92
CHOOSING A SHARE CLASS.......................................................92
BUYING SHARES................................................................98
SELLING SHARES...............................................................99
GENERAL POLICIES.............................................................99
EXCHANGES BETWEEN FUNDS.....................................................100
DISTRIBUTION AND TAXES......................................................100
DISTRIBUTION ARRANGEMENTS...................................................101
REVENUE SHARING.............................................................102
FINANCIAL HIGHLIGHTS........................................................103

                       PBHG EMERGING GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Growth Index had market capitalizations between $20 million and $4.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Calendar Year Total Returns*

    1995         48.03%
    1996         16.64%
    1997         -4.13%
    1998          2.56%
    1999         47.64%
    2000        -25.59%
    2001        -32.86%
    2002        -47.74%
    2003         56.17%
    2004          0.38%

The Fund's year-to-date return as of June 30, 2005 was -0.38%

BEST QUARTER:                       Q4 1999             45.66%
WORST QUARTER:                      Q3 2001            -34.52%


* The inception date of PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           Past                Past                  Past
                                                          1 Year             5 Years               10 Years
                                                          ------             -------               --------
Emerging Growth Fund - Class A*
         Returns Before Taxes                              -5.39%            -17.35%                -0.33%
         After Taxes on Distributions                      -5.39%            -17.72%                -0.90%
         After Taxes on Distributions
         and Sale of Fund Shares***                        -3.50%            -13.78%                -0.38%

Emerging Growth Fund - Class C**
         Returns Before Taxes                              -1.30%            -16.98%                -0.49%

Russell 2000(R) Growth Index
         (Reflects No Deduction
         for Fees, Expenses or Taxes)                      14.31%             -3.57%                 7.12%

* The inception date of the PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 2.56%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 2.56% and 2.18%, respectively.

** The inception date of the PBHG Emerging Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 6.73%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                                    CLASS A                      CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                         5.75%                    Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                           Not Applicable(1)                 1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                             2.00%(2)                     2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.85%                        0.85%
Distribution (12b-1) Fees                                        Not Applicable                  0.75%
Other Expenses
         Service Fees                                                    0.25%                   0.25%
         Other Operating Expenses                                        0.60%(3)                0.60%(3)
         Total Other Expenses                                            0.85%                   0.85%
Total Annual Operating Expenses                                          1.70%(3)                2.45%(3)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short term Trading Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.72%, respectively for Class A shares and 0.62% and 2.47%, respectively for Class C shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $738            $906           $1080            $1259                 $1445
Class C                       $351            $608            $871            $1142                 $1419

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1636           $1834           $2039            $2250                 $2468
Class C                      $1703           $1995           $2294            $2600                 $2915


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR          2 YEARS         3 YEARS          4 YEARS              5 YEARS
                             ------          -------         -------          -------              -------
Class C                       $248            $608             $871            $1142                $1419

                            6 YEARS          7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------          -------         -------          -------              --------
                             $1703            $1995           $2294            $2600                $2915

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE         DEDUCTION OF FEES AND EXPENSES (INCLUDING
         YEAR               DEDUCTION OF FEES AND EXPENSES                MAXIMUM FRONT END SALES CHARGE)
         ----               ------------------------------                -------------------------------
          1                             5.00%                                       -2.64%
          2                            10.25%                                        0.57%
          3                            15.76%                                        3.89%
          4                            21.55%                                        7.32%
          5                            27.63%                                       10.86%
          6                            34.01%                                       14.52%
          7                            40.71%                                       18.30%
          8                            47.75%                                       22.20%
          9                            55.13%                                       26.24%
         10                            62.89%                                       30.40%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.55%                           1.52%
         2                      10.25%                           5.17%                           5.17%
         3                      15.76%                           7.85%                           7.85%
         4                      21.55%                          10.60%                          10.60%
         5                      27.63%                          13.42%                          13.42%
         6                      34.01%                          16.31%                          16.31%
         7                      40.71%                          19.28%                          19.28%
         8                      47.75%                          22.32%                          22.32%
         9                      55.13%                          25.44%                          25.44%
        10                      62.89%                          28.63%                          28.63%

                                PBHG GROWTH FUND

GOAL

The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $55 million and $39.1 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell

Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

    1995       50.00%
    1996        9.41%
    1997       -3.84%
    1998        0.12%
    1999       91.56%
    2000      -23.38%
    2001      -34.83%
    2002      -30.65%
    2003       25.33%
    2004        7.41%

The Fund's year-to-date return as of June 30, 2005 was 0.89%

BEST QUARTER:               Q4 1999                 64.33%
WORST QUARTER:              Q4 2000                -32.66%

*        The inception date of PBHG Growth Fund - Class A shares was
         September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                             Past              Past                  Past
                                                            1 Year            5 Years              10 Years
                                                            ------            -------              --------

Growth Fund - Class A*
         Returns Before Taxes                               1.22%            -15.17%                 2.89%
         After Taxes on Distributions                       1.22%            -15.74%                 2.47%
         After Taxes on Distributions
         and Sale of Fund Shares***                         0.79%            -14.80%                 2.57%

Growth Fund - Class C**
         Returns Before Taxes                               5.64%             -4.35%                 2.73%

Russell Midcap(R)Growth Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                                15.48%             -3.36%                11.25%

Note: The inception date of the PBHG Class of the Growth Fund was December 19, 1985.

* The inception date of the PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.41%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.41% and 5.46%, respectively.

** The inception date of the PBHG Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.75%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                                     CLASS A                     CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                            5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                            Not Applicable(1)                  1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                                2.00%(2)                    2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)

                                                                     CLASS A                     CLASS C

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.85%                       0.85%
Distribution (12b-1) Fees                                        Not Applicable                    0.75%
Other Expenses
         Service Fees                                                  0.25%                       0.25%
         Other Operating Expenses                                      0.54%(3)                    0.54%(3)
         Total Other Expenses                                          0.79%                       0.79%
Total Annual Operating Expenses                                        1.64%(3)                    2.39%(3)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.80% and 1.65%, respectively for Class A shares and 0.80% and 2.40%, respectively for Class C shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS          3 YEARS          4 YEARS              5 YEARS
                             ------         -------          -------          -------              -------
Class A                       $732            $895            $1063            $1236                $1415
Class C                       $345            $596            $854             $1118                $1389

                            6 YEARS         7 YEARS          8 YEARS          9 YEARS             10 YEARS
                            -------         -------          -------          -------             --------
Class A                      $1601           $1792            $1991            $2195                $2407
Class C                      $1668           $1953            $2246            $2547                $2856

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR          2 YEARS         3 YEARS          4 YEARS              5 YEARS
                             ------          -------         -------          -------              -------
Class C                       $242            $596             $854            $1118                $1389

                            6 YEARS          7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------          -------         -------          -------              --------
                             $1668            $1953           $2246            $2547                $2856

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE     DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.58%
          2                            10.25%                                        0.69%
          3                            15.76%                                        4.07%
          4                            21.55%                                        7.57%
          5                            27.63%                                       11.18%
          6                            34.01%                                       14.92%
          7                            40.71%                                       18.78%
          8                            47.75%                                       22.77%
          9                            55.13%                                       26.90%
         10                            62.89%                                       31.16%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.61%                           1.58%
         2                      10.25%                           5.29%                           5.29%
         3                      15.76%                           8.04%                           8.04%
         4                      21.55%                          10.86%                          10.86%
         5                      27.63%                          13.75%                          13.75%
         6                      34.01%                          16.72%                          16.72%
         7                      40.71%                          19.76%                          19.76%
         8                      47.75%                          22.89%                          22.89%
         9                      55.13%                          26.10%                          26.10%
        10                      62.89%                          29.39%                          29.39%

                     PBHG LARGE CAP GROWTH CONCENTRATED FUND
                   (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 1000(R) Growth Index had market capitalizations between $455 million and $385 billion. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

    1997          32.57%
    1998          67.15%
    1999         101.91%
    2000         -22.49%
    2001         -35.64%
    2002         -31.67%
    2003          32.59%
    2004           7.14%

The Fund's year-to-date return as of June 30, 2005 was -8.93%


BEST QUARTER:               Q4 1999                   75.41%
WORST QUARTER:              Q4 2000                  -33.20%

*        The inception date of PBHG Large Cap Growth Concentrated Fund
         - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares. Prior to December 9, 2004, the
         PBHG Large Cap Growth Concentrated Fund was named the PBHG
         Large Cap 20 Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                    Since
                                                            Past               Past               Inception
                                                           1 Year            5 Years              (11/29/96)
                                                           ------            -------              ----------
Large Cap Growth Concentrated Fund -- Class A*
                Returns Before Taxes                        0.95%             -14.52%                9.02%
                After Taxes on Distributions                0.95%             -15.26%                7.92%
                After Taxes on Distributions and
                Sales of Fund Shares***                     0.62%             -11.84%                7.81%

                                                                                                    Since
                                                            Past               Past               Inception
                                                           1 Year            5 Years              (11/29/96)
                                                           ------            -------              ----------
Large Cap Growth Concentrated Fund -- Class C**
                Returns Before Taxes                        5.35%             -14.15%                8.99%

Russell 1000(R)Growth Index****

                (Reflects No Deduction for Fees,
                Expenses or Taxes)                          6.30%              -9.29%                4.71%

*        The inception date of the PBHG Large Cap Growth Concentrated
         Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 9.96%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 9.96% and 8.48%, respectively.

**       The inception date of the PBHG Large Cap Growth Concentrated
         Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 14.41%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

**** The since inception return for the Russell 1000(R) Growth Index was calculated as of November 30, 1996.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                                       CLASS A                    CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                              5.75%                Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                              Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                                  2.00%(2)                  2.00%(2)
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          0.85%                     0.85%
Distribution (12b-1) Fees                                          Not Applicable                  0.75%

                                                                       CLASS A                    CLASS C
Other Expenses
     Service Fees                                                        0.25%                     0.25%
     Other Operating Expenses                                            0.60%(3)                  0.60% (3)
     Total Other Expenses                                                0.85%                     0.85%
Total Annual Operating Expenses                                          1.70%(3)(4)               2.45%(3)(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.71%, respectively for Class A shares and 0.61% and 2.46%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. However, you should know that for the fiscal year ending March 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $738            $906           $1080            $1259                 $1445
Class C                       $351            $608            $871            $1142                 $1419

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1636           $1834           $2039            $2250                 $2468

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                      $1703           $1995           $2294            $2600                 $2915


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $248            $608            $871            $1142                 $1419

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1703           $1995           $2294            $2600                 $2915

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE     DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    ----------------------
          1                             5.00%                                       -2.64%
          2                            10.25%                                        0.57%
          3                            15.76%                                        3.89%
          4                            21.55%                                        7.32%
          5                            27.63%                                       10.86%
          6                            34.01%                                       14.52%
          7                            40.71%                                       18.30%
          8                            47.75%                                       22.20%
          9                            55.13%                                       26.24%
         10                            62.89%                                       30.40%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.55%                           1.52%
         2                      10.25%                           5.17%                           5.17%
         3                      15.76%                           7.85%                           7.85%
         4                      21.55%                          10.60%                          10.60%
         5                      27.63%                          13.42%                          13.42%
         6                      34.01%                          16.31%                          16.31%
         7                      40.71%                          19.28%                          19.28%
         8                      47.75%                          22.32%                          22.32%
         9                      55.13%                          25.44%                          25.44%
        10                      62.89%                          28.63%                          28.63%

                           PBHG LARGE CAP GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2005, the Russell 1000(R) Growth Index had market capitalizations between $455 million and $385 billion. Liberty
Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

    1996          23.37%
    1997          22.21%
    1998          30.07%
    1999          66.60%
    2000          -0.49%
    2001         -28.76%
    2002         -29.00%
    2003          29.99%
    2004           8.45%

The Fund's year-to-date return as of June 30, 2005 was -4.59%

BEST QUARTER:               Q4 1999                 59.49%
WORST QUARTER:              Q4 2000                -22.81%

* The inception date of the PBHG Large Cap Growth Fund - Class A shares was July, 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                    Since
                                                           Past               Past                Inception
                                                          1 Year             5 Years               (4/5/95)
                                                          ------             -------               --------
Large Cap Growth Fund -- Class A*
         Returns Before Taxes                             2.20%                -7.73%                 11.65%
         After Taxes on Distributions                     2.20%                -8.12%                 10.56%
         After Taxes on Distributions and
         Sale of Fund Shares***                           1.43%                -6.56%                 10.06%

Large Cap Growth Fund -- Class C**
         Returns Before Taxes                             6.65%                -7.33%                 11.49%

Russell 1000(R)Growth Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                               6.30%                -9.29%                  8.82%

* The inception date of the PBHG Large Cap Growth Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.99%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.99% and 7.66%, respectively.

** The inception date of the PBHG Large Cap Growth Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.77%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

**** The since inception return for the Russell 1000(R) Growth Index was calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                               CLASS A                  CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                    5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                      Not Applicable(1)               1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                        2.00%(2)                   2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.75%                      0.75%
Distribution (12b-1) Fees                                  Not Applicable                 0.75%
Other Expenses
         Service Fees                                          0.25%                      0.25%
         Other Operating Expenses                              0.56%(3)                   0.56%(3)
         Total Other Expenses                                  0.81%                      0.81%
Total Annual Operating Expenses                                1.56%(3)                   2.31%(3)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.57% and 1.57%, respectively for Class A shares and 0.57% and 2.32%, respectively for Class C shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $725            $879           $1039            $1205                 $1376
Class C                       $337            $580            $830            $1086                 $1349

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1553           $1736           $1926            $2122                 $2325
Class C                      $1620           $1898           $2183            $2475                 $2776

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR          2 YEARS         3 YEARS          4 YEARS              5 YEARS
                             ------          -------         -------          -------              -------
Class C                       $234            $580             $830            $1086                $1349

                            6 YEARS          7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------          -------         -------          -------              --------
                             $1620            $1898           $2183            $2475                $2776

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
                            ------------------------------                    -----------------------
          1                             5.00%                                       -2.51%
          2                            10.25%                                        0.85%
          3                            15.76%                                        4.32%
          4                            21.55%                                        7.90%
          5                            27.63%                                       11.62%
          6                            34.01%                                       15.45%
          7                            40.71%                                       19.43%
          8                            47.75%                                       23.53%
          9                            55.13%                                       27.78%
         10                            62.89%                                       32.18%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.69%                           1.66%
         2                      10.25%                           5.45%                           5.45%
         3                      15.76%                           8.29%                           8.29%
         4                      21.55%                          11.20%                          11.20%
         5                      27.63%                          14.19%                          14.19%
         6                      34.01%                          17.27%                          17.27%
         7                      40.71%                          20.42%                          20.42%
         8                      47.75%                          23.66%                          23.66%
         9                      55.13%                          26.99%                          26.99%
        10                      62.89%                          30.40%                          30.40%

                        PBHG SELECT GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

    1996          27.58%
    1997           6.42%
    1998          18.51%
    1999         159.64%
    2000         -24.94%
    2001         -41.10%
    2002         -34.14%
    2003          29.92%
    2004           6.44%

The Fund's year-to-date return as of June 30, 2005 was -8.43%

BEST QUARTER:               Q4 1999                  130.25%
WORST QUARTER:              Q4 2000                  -43.22%

* The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                    Since
                                                            Past              Past                Inception
                                                           1 Year            5 Years               (4/5/95)
                                                           ------            -------               --------
Select Growth Fund -- Class A*
         Returns Before Taxes                               0.31%             -17.62%                9.90%

                                                                                                    Since
                                                            Past              Past                Inception
                                                           1 Year            5 Years               (4/5/95)
                                                           ------            -------               --------
         After Taxes on Distributions                       0.31%             -17.91%                9.23%
         After Taxes on Distributions and
         Sales of Fund Shares***                            0.20%             -14.00%                8.71%

Select Growth Fund - Class C**
         Returns Before Taxes                               4.64%             -17.26%                9.74%

Russell 3000(R)Growth Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                           6.93%              -8.87%                8.56%

* The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.50%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.50% and 5.54%, respectively.

** The inception date of the PBHG Select Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception as based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.85%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

**** The since inception return for the Russell 3000(R) Growth Index was calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                                      CLASS A                    CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                            5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                             Not Applicable(1)                 1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                                2.00%(2)                    2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                      CLASS A                    CLASS C

Management Fees                                                        0.85%                       0.85%
Distribution (12b-1) Fees                                         Not Applicable                   0.75%
Other Expenses
         Service Fees                                                  0.25%                       0.25%
         Other Operating Expenses                                      0.67%(3)                    0.67%(3)
         Total Other Expenses                                          0.92%                       0.92%
Total Annual Operating Expenses                                        1.77%(3)                    2.52%(3)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.68% and 1.78%, respectively for Class A shares and 0.68% and 2.53%, respectively for Class C shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $745            $920           $1100            $1287                 $1479
Class C                       $358            $622            $892            $1169                 $1454

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1678           $1883           $2095            $2313                 $2539
Class C                      $1745           $2043           $2349            $2662                 $2983

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $255            $622            $892            $1169                 $1454

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1745           $2043           $2349            $2662                 $2983

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.71%
          2                            10.25%                                        0.44%
          3                            15.76%                                        3.68%
          4                            21.55%                                        7.03%
          5                            27.63%                                       10.49%
          6                            34.01%                                       14.06%
          7                            40.71%                                       17.74%
          8                            47.75%                                       21.54%
          9                            55.13%                                       25.47%
         10                            62.89%                                       29.52%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.48%                           1.46%
         2                      10.25%                           5.02%                           5.02%
         3                      15.76%                           7.63%                           7.63%
         4                      21.55%                          10.30%                          10.30%
         5                      27.63%                          13.03%                          13.03%
         6                      34.01%                          15.83%                          15.83%
         7                      40.71%                          18.71%                          18.71%
         8                      47.75%                          21.65%                          21.65%
         9                      55.13%                          24.67%                          24.67%
        10                      62.89%                          27.76%                          27.76%

                        PBHG STRATEGIC SMALL COMPANY FUND

GOAL

The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Index had market capitalizations between $20 million and $4.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability, and good management ("Growth Characteristics") or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong Growth Characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

    1997        24.44%
    1998         1.84%
    1999        51.31%
    2000        11.64%
    2001       -10.22%
    2002       -33.35%
    2003        47.07%
    2004        10.92%

The Fund's year-to-date return as of June 30, 2005 was 1.07%

BEST QUARTER:               Q4 1999                 36.03%
WORST QUARTER:              Q3 1998                -23.55%

* The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                        Past           Past            Inception
                                                       1 Year        5 Years          (12/31/96)
                                                       ------        -------          ----------

Strategic Small Company Fund - Class A*
         Returns Before Taxes                           4.55%         0.54%               8.85%
         After Taxes on Distributions                   4.55%        -0.36%               7.34%
         After Taxes on Distributions and
         Sale of Fund Shares***                         2.96%         0.01%               6.87%

Strategic Small Company Fund - Class C**
         Returns Before Taxes                           9.14%         0.91%               8.79%

                                                        Past           Past            Inception
                                                       1 Year        5 Years          (12/31/96)
                                                       ------        -------          ----------

Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                      18.33%         6.61%               8.99%

*        The inception date of the PBHG Strategic Small Company Fund -
         Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 13.75%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 13.75% and 11.73%, respectively.

**       The inception date of the PBHG Strategic Small Company Fund -
         Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 17.74%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                                   CLASS A                      CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                          Not Applicable(1)                  1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                             2.00%(2)                     2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.85%(3)                     0.85%(3)
Distribution (12b-1) Fees                                       Not Applicable                   0.75%
Other Expenses
         Service Fees                                               0.25%                        0.25%
         Other Operating Expenses                                   0.64%(3)                     0.64%(3)
         Total Other Expenses                                       0.89%                        0.89%
Total Annual Operating Expenses                                     1.74%(3)(4)                  2.49%(3)(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.78% and 1.86%, respectively for Class A shares and 0.78% and 2.61%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge
         Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $76,813 and $63,505, expiring in March 2006 and March 2007, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $743            $925           $1112            $1306                 $1505
Class C                       $356            $627            $904            $1189                 $1480

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1711           $1924           $2143            $2369                 $2603
Class C                      $1778           $2084           $2397            $2717                 $3045

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $253            $522            $797            $1079                 $1367

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1663           $1965           $2275            $2593                 $2918

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.69%
          2                            10.25%                                        0.39%
          3                            15.76%                                        3.56%
          4                            21.55%                                        6.83%
          5                            27.63%                                       10.21%
          6                            34.01%                                       13.69%
          7                            40.71%                                       17.28%
          8                            47.75%                                       20.99%
          9                            55.13%                                       24.81%
         10                            62.89%                                       28.76%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.50%                           1.48%
         2                      10.25%                           4.97%                           4.97%
         3                      15.76%                           7.50%                           7.50%
         4                      21.55%                          10.09%                          10.09%
         5                      27.63%                          12.74%                          12.74%
         6                      34.01%                          15.46%                          15.46%
         7                      40.71%                          18.24%                          18.24%
         8                      47.75%                          21.09%                          21.09%
         9                      55.13%                          24.01%                          24.01%
        10                      62.89%                          27.00%                          27.00%

                                PBHG FOCUSED FUND

GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily large-capitalization common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

2000               24.39%
2001                3.03%
2002              -28.81%
2003               32.98%
2004               13.84%

The Fund's year-to-date return as of June 30, 2005 was -0.98%

BEST QUARTER:               Q1 2000                 29.49%
WORST QUARTER:              Q3 2002                -18.80%

* The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                     Since
                                                                   Past           Past             Inception
                                                                  1 Year        5 Years            (2/12/99)
                                                                  ------        -------            ---------

Focused Fund - Class A*
         Returns Before Taxes                                       7.27%        5.41%              11.75%
         After Taxes on Distributions                               7.27%        5.14%              11.02%
         After Taxes on Distributions and
         Sale of Fund Shares                                        4.73%        4.49%               9.81%

Focused Fund - Class C**
         Returns Before Taxes                                      11.98%        5.87%              12.05%

Russell 3000(R)Index***
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                  11.95%       -1.16%               1.67%

S&P 500 Index***
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                                  10.88%       -2.30%               0.57%

* The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 18.16%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 18.16% and 15.49%, respectively.

** The inception date of the PBHG Focused Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the high Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 22.96%.

*** The since inception returns for the Russell 3000(R)Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                              CLASS A                   CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                    5.75%                Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                     Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                        2.00%(2)                 2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.65%(3)                 0.65%(3)
Distribution (12b-1) Fees                                  Not Applicable               0.75%
Other Expenses
         Service Fees                                          0.25                     0.25%
         Other Operating Expenses                              0.82%(3)                 0.82%(3)
         Total Other Expenses                                  1.07%                    1.07%
Total Annual Operating Expenses                                1.72%(3)(4)              2.47%(3)(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the management fees it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.97% and 1.87%, respectively for Class A shares and 0.97% and 2.62%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge
         Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006 and $27,609 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $742            $925           $1113            $1308                 $1508
Class C                       $355            $627            $906            $1191                 $1483

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1716           $1929           $2149            $2377                 $2611
Class C                      $1782           $2089           $2403            $2724                 $3053

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $252            $522            $798            $1081                 $1370

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1667           $1971           $2282            $2600                 $2926

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.68%
          2                            10.25%                                        0.39%
          3                            15.76%                                        3.55%
          4                            21.55%                                        6.81%
          5                            27.63%                                       10.18%

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          7                            40.71%                                       17.23%
          8                            47.75%                                       20.92%
          9                            55.13%                                       24.73%
         10                            62.89%                                       28.66%


Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.51%                           1.48%
         2                      10.25%                           4.97%                           4.97%
         3                      15.76%                           7.49%                           7.49%
         4                      21.55%                          10.07%                          10.07%
         5                      27.63%                          12.71%                          12.71%
         6                      34.01%                          15.42%                          15.42%
         7                      40.71%                          18.19%                          18.19%
         8                      47.75%                          21.02%                          21.02%
         9                      55.13%                          23.93%                          23.93%
        10                      62.89%                          26.90%                          26.90%

                          PBHG LARGE CAP FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2005, the S&P 500 Index had market capitalizations between $54 million and $367.5 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may not realize what Liberty Ridge Capital believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

1997             25.10%
1998             33.89%
1999             10.22%
2000             23.38%
2001             -2.02%
2002            -24.92%
2003             18.61%
2004              6.54%

The Fund's year-to-date return as of June 30, 2005 was -1.90%

BEST QUARTER:               Q4 1998            28.01%
WORST QUARTER:              Q3 2002           -21.39%

* The inception date of PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The table below provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of staste and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                     Since
                                                              Past              Past               Inception
                                                             1 Year           5 Years             (12/31/96)
                                                             ------           -------             ----------
Large Cap Fund - Class A*
         Returns Before Taxes                                0.41%             1.55%                 9.01%
         After Taxes on Distributions                        0.13%             1.05%                 6.35%
         After Taxes on Distributions and
         Sale of Fund Shares***                              0.26%             1.03%                 6.15%

                                                                                                     Since
                                                              Past              Past               Inception
                                                             1 Year           5 Years             (12/31/96)
                                                             ------           -------             ----------
Large Cap Fund - Class C**
         Returns Before Taxes                                4.74%             1.99%                 8.99%

S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                           10.88%            -2.30%                 7.98%

* The inception date of the PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 7.68%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 7.28% and 6.38%, respectively.

** The inception date of the PBHG Large Cap Fund - Class C shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.05%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                    CLASS A                     CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                           5.75%                  Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                           Not Applicable(1)                 1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                               2.00%(2)                   2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                       0.65%                      0.65%
Distribution (12b-1) Fees                                        Not Applicable                  0.75%
Other Expenses
         Service Fees                                                 0.25%                      0.25%
         Other Operating Expenses                                     0.55%(3)                   0.55%(3)
         Total Other Expenses                                         0.80%                      0.80%
Total Annual Operating Expenses                                       1.45%(3)(4)                2.20%(3)(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.46%, respectively for Class A shares and 0.56% and 2.21%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge
         Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $714            $858           $1007            $1162                 $1322
Class C                       $326            $558            $797            $1042                 $1294

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1487           $1659           $1836            $2020                 $2210
Class C                      $1554           $1820           $2094            $2376                 $2666

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $223            $558            $797            $1042                 $1294

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1554           $1820           $2094            $2376                 $2666

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.40%
          2                            10.25%                                        1.06%
          3                            15.76%                                        4.65%
          4                            21.55%                                        8.36%
          5                            27.63%                                       12.21%
          6                            34.01%                                       16.19%
          7                            40.71%                                       20.32%
          8                            47.75%                                       24.59%
          9                            55.13%                                       29.01%
         10                            62.89%                                       33.59%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.80%                           1.77%
         2                      10.25%                           5.68%                           5.68%
         3                      15.76%                           8.64%                           8.64%
         4                      21.55%                          11.68%                          11.68%
         5                      27.63%                          14.81%                          14.81%
         6                      34.01%                          18.02%                          18.02%
         7                      40.71%                          21.33%                          21.33%
         8                      47.75%                          24.72%                          24.72%
         9                      55.13%                          28.21%                          28.21%
        10                      62.89%                          31.80%                          31.80%

                           PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2005, the S&P MidCap 400 Index had market capitalizations between $30 million and $11.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

1998             26.57%
1999             21.33%
2000             25.70%
2001              7.40%
2002            -20.14%
2003             34.03%
2004             17.74%

The Fund's year-to-date return as of June 30, 2005 was -2.17%

BEST QUARTER:               Q4 1998                 29.96%
WORST QUARTER:              Q3 2001                -18.56%

*        The inception date of PBHG Mid-Cap Fund - Class A shares was
         July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                     Since
                                                              Past              Past               Inception
                                                             1 Year           5 Years              (4/30/97)
                                                             ------           -------              ---------

Mid-Cap Fund - Class A*
         Returns Before Taxes                               10.95%               9.90%              17.50%
         After Taxes on Distributions                        9.00%               9.13%              13.83%
         After Taxes on Distributions and
         Sale of Fund Shares                                 8.38%               8.22%              12.99%

Mid-Cap Fund - Class C**
         Returns Before Taxes                               15.84%              10.39%              17.53%

S&P MidCap 400 Index
         (Reflects No Deduction for                         16.48%               9.54%              14.46%
         Fees, Expenses or Taxes)

* The inception date of the PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.64%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 19.13% and 17.14%, respectively.

** The inception date of the PBHG Mid-Cap Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 24.90%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                                    CLASS A                     CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                           5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                           Not Applicable(1)                  1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                               2.00%(2)                    2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                       0.85%                       0.85%
Distribution (12b-1) Fees                                       Not Applicable                    0.75%
Other Expenses
         Service Fees                                                 0.25%                       0.25%
         Other Operating Expenses                                     0.47%(3)                    0.47%(3)
         Total Other Expenses                                         0.72%                       0.72%
Total Annual Operating Expenses                                       1.57%(3)(4)                 2.32%(3)(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.48% and 1.68%, respectively for Class A shares and 0.48% and 2.33%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge
         Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS          3 YEARS          4 YEARS              5 YEARS
                             ------         -------          -------          -------              -------
Class A                       $726            $881            $1042            $1209                $1381
Class C                       $338            $582            $833             $1090                $1354

                            6 YEARS         7 YEARS          8 YEARS          9 YEARS             10 YEARS
                            -------         -------          -------          -------             --------
Class A                      $1559           $1743            $1934            $2131                $2335
Class C                      $1626           $1904            $2191            $2484                $2786

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $235            $582            $833            $1090                 $1354

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1626           $1904           $2191            $2484                 $2786

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses

(assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.52%
          2                            10.25%                                        0.83%
          3                            15.76%                                        4.28%
          4                            21.55%                                        7.86%
          5                            27.63%                                       11.56%
          6                            34.01%                                       15.39%
          7                            40.71%                                       19.35%
          8                            47.75%                                       23.44%
          9                            55.13%                                       27.67%
         10                            62.89%                                       32.05%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.68%                           1.65%
         2                      10.25%                           5.43%                           5.43%
         3                      15.76%                           8.26%                           8.26%
         4                      21.55%                          11.16%                          11.16%
         5                      27.63%                          14.14%                          14.14%
         6                      34.01%                          17.20%                          17.20%
         7                      40.71%                          20.34%                          20.34%
         8                      47.75%                          23.56%                          23.56%
         9                      55.13%                          26.87%                          26.87%
        10                      62.89%                          30.27%                          30.27%

                               PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2005, the Russell 2000(R) Index had market capitalizations between $20 million and $4.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

1998              0.89%
1999             18.33%
2000             32.49%
2001              4.64%
2002            -32.15%
2003             38.50%
2004             15.30%

The Fund's year-to-date return as of June 30, 2005 was 0.58%

BEST QUARTER:               Q4 2001                 25.60%
WORST QUARTER:              Q3 2002                -22.06%

* The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                    Since
                                                            Past              Past                Inception
                                                           1 Year            5 Years              (4/30/97)
                                                           ------            -------              ---------

Small Cap Fund - Class A*
         Returns Before Taxes                                 8.66%            7.20%                12.41%
         After Taxes on Distributions                         8.66%            6.84%                11.49%
         After Taxes on Distributions and
         Sale of Fund Shares                                  5.63%            5.99%                10.35%

Small Cap Fund - Class C**
         Returns Before Taxes                                13.40%            7.67%                12.44%

Russell 2000(R) Index
         (Reflects No Deduction for                          18.33%            6.61%                10.11%
         Fees, Expenses or Taxes)

* The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.34%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 20.34% and 17.35%, respectively.

** The inception date of the PBHG Small Cap Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 25.20%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                                     CLASS A                     CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                           5.75%                  Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                            Not Applicable(1)                  1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                               2.00%(2)                     2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                       1.00%                        1.00%
Distribution (12b-1) Fees                                        Not Applicable                    0.75%
Other Expenses
         Service Fees                                                 0.25                         0.25%
         Other Operating Expenses                                     0.60%(3)                     0.60%(3)
         Total Other Expenses                                         0.85%                        0.85%
Total Annual Operating Expenses                                       1.85%(3)                     2.60%(3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)           (0.10%)                      (0.10%)
Net Expenses                                                          1.75%(4)                     2.50%(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.86%, respectively for Class A shares and 0.61% and 2.61%, respectively for Class C shares.

(4) This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the fiscal year ending March 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $55,608 and $86,784, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $743            $925           $1114            $1309                 $1509
Class C                       $356            $628            $906            $1192                 $1484

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1716           $1930           $2150            $2377                 $2612
Class C                      $1783           $2090           $2404            $2725                 $3054

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $253            $523            $799            $1082                 $1371

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class C                      $1668           $1972           $2283            $2601                 $2927

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.69%
          2                            10.25%                                        0.38%
          3                            15.76%                                        3.54%
          4                            21.55%                                        6.80%
          5                            27.63%                                       10.17%
          6                            34.01%                                       13.64%
          7                            40.71%                                       17.22%
          8                            47.75%                                       20.91%
          9                            55.13%                                       24.72%
         10                            62.89%                                       28.65%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.50%                           1.48%
         2                      10.25%                           4.96%                           4.96%
         3                      15.76%                           7.48%                           7.48%
         4                      21.55%                          10.06%                          10.06%
         5                      27.63%                          12.70%                          12.70%
         6                      34.01%                          15.40%                          15.40%
         7                      40.71%                          18.17%                          18.17%
         8                      47.75%                          21.01%                          21.01%
         9                      55.13%                          23.91%                          23.91%
        10                      62.89%                          26.89%                          26.89%

                      PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and company quality in managing this Fund. Generally, the Fund may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the PSE Technology Index(R). The PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

1996               53.91%
1997                2.87%
1998               25.46%
1999              242.25%
2000              -44.00%
2001              -52.59%
2002              -54.58%
2003               44.46%
2004                4.91%

The Fund's year-to-date return as of June 30, 2005 was -6.53%


BEST QUARTER:               Q4 1999                  111.22%
WORST QUARTER:              Q4 2000                  -51.02%

*        The inception date of the PBHG Technology & Communications
         Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                     Since
                                                                Past             Past              Inception
                                                               1 Year           5 Years            (9/29/95)
                                                               ------           -------            ---------

Technology & Communications Fund - Class A*
              Returns Before Taxes                            -1.13%           -29.65%               3.36%
              After Taxes on Distributions                    -1.13%           -30.22%               2.26%
              After Taxes on Distributions and
              Sale of Fund Shares***                          -0.74%           -21.54%               2.91%

Technology & Communications Fund - Class C**
         Returns Before Taxes                                  3.17%           -29.34%               3.25%

PSE Technology Index(R)****
         (Reflects No Deduction for                           12.09%            -4.09%              15.92%
         Fees, Expenses or Taxes)

* The inception date of the PBHG Technology and Communication Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.09%. The average annual total return of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.09% and 6.89%, respectively.

** The inception date of the PBHG Technology and Communication Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of the Class C before taxes from its inception date to December 31, 2004 was 12.52%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

**** The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                                      CLASS A                    CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                             5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Deferred Sales Charge (Load)                             Not Applicable(1)                 1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
Redemption/Exchange Fee                                                 2.00%(2)                   2.00%(2)
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.85%                      0.85%
Distribution (12b-1) Fees                                         Not Applicable                   0.75%
Other Expenses
         Service Fees                                                   0.25%                      0.25%
         Other Operating Expenses                                       0.79%(3)                   0.79%(3)
         Total Other Expenses                                           1.04%                      1.04%
Total Annual Operating Expenses                                         1.89%(3)                   2.64%(3)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.80% and 1.90%, respectively for Class A shares and 0.80% and 2.65%, respectively for Class C shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS          3 YEARS          4 YEARS              5 YEARS
                             ------         -------          -------          -------              -------
Class A                       $756            $942            $1135            $1333                $1538
Class C                       $369            $645            $928             $1217                $1512

                            6 YEARS         7 YEARS          8 YEARS          9 YEARS             10 YEARS
                            -------         -------          -------          -------             --------
Class A                      $1748           $1966            $2190            $2421                $2659
Class C                      $1815           $2125            $2443            $2767                $3100

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $267            $645            $928            $1217                 $1512

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1815           $2125           $2443            $2767                 $3100

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.82%
          2                            10.25%                                        0.20%
          3                            15.76%                                        3.32%
          4                            21.55%                                        6.53%
          5                            27.63%                                        9.85%
          6                            34.01%                                       13.26%
          7                            40.71%                                       16.78%
          8                            47.75%                                       20.42%
          9                            55.13%                                       24.16%
         10                            62.89%                                       28.02%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.36%                           1.34%
         2                      10.25%                           4.78%                           4.78%
         3                      15.76%                           7.25%                           7.25%
         4                      21.55%                           9.78%                           9.78%
         5                      27.63%                          12.37%                          12.37%
         6                      34.01%                          15.02%                          15.02%
         7                      40.71%                          17.74%                          17.74%
         8                      47.75%                          20.52%                          20.52%
         9                      55.13%                          23.36%                          23.36%
        10                      62.89%                          26.27%                          26.27%

PBHG CASH RESERVES FUND

GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Wellington Management believes offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's PBHG Class shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

1996              4.91%
1997              5.08%
1998              5.00%
1998              4.60%
2000              5.96%
2001              3.58%
2002              1.11%
2003              0.40%
2004              0.54%


BEST QUARTER:               Q3 2000    1.55%
WORST QUARTER:              Q3 2003    0.08%


*Since the Fund does not currently offer Class A and Class C shares, the returns shown are based on the historical performance of the Fund's PBHG Class shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Past             Past                 Past
                                                               1 Year          5 Years              10 Years
                                                               ------          -------              --------

Analytic Disciplined Equity Fund - Class A*
     Returns Before Taxes                                       2.67%           -3.81%                11.07%
     After Taxes on Distributions                               2.48%           -4.02%                 8.93%
     After Taxes on Distributions and
     Sale of Fund Shares                                        1.73%           -3.32%                 8.43%

Analytic Disciplined Equity Fund - Class**
     Returns Before Taxes                                       7.06%           -3.39%                10.89%

S&P 500 Index
     (Reflects No Deduction for                                10.88%           -2.30%                12.07%
     Fees, Expenses or Taxes)

* Since the Fund does not currently offer Class A and Class C shares, the returns shown are based on the historical performance of the Fund's PBHG Class shares.

**The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL YOUR BROKER, DEALER OR FINANCIAL ADVISOR.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

Fees and Expense Table*

                                                         CLASS A                   CLASS C

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE)                      Not Applicable            Not Applicable
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)             Not Applicable            1.00%
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                                   Not Applicable            Not Applicable
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                          0.30%                     0.30%
Distribution (12b-1) Fees                                Not Applicable            0.75%
Other Expenses
         Service Fees                                    0.25%                     0.25%
         Other Operating Expenses                        0.51% (1)                 0.51% (1)
         Total Other Expenses                            0.76%                     0.76%
Total Annual Operating Expenses                          1.06% (1)                 1.81% (1)

* Expense information in the table has been restated to reflect current fees.

(1) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.78% and 1.08%, respectively for Class A shares and 0.78% and 1.83%, respectively for Class C shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class A                       $677            $783            $893            $1007                 $1126
Class C                       $287            $480            $679             $885                 $1097

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
Class A                      $1250           $1378           $1512            $1650                 $1795
Class C                      $1316           $1542           $1775            $2015                 $2263

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 YEAR         2 YEARS         3 YEARS          4 YEARS               5 YEARS
                             ------         -------         -------          -------               -------
Class C                       $184            $480            $679             $885                 $1097

                            6 YEARS         7 YEARS         8 YEARS          9 YEARS              10 YEARS
                            -------         -------         -------          -------              --------
                             $1316           $1542           $1775            $2015                 $2263

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       COLUMN 1                                      COLUMN 2
                                       --------                                      --------
                                                                          CUMULATIVE PERFORMANCE WITH THE
                          CUMULATIVE PERFORMANCE WITHOUT THE    DEDUCTION OF FEES AND EXPENSES (INCLUDING MAXIMUM
         YEAR               DEDUCTION OF FEES AND EXPENSES                    FRONT END SALES CHARGE)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.04%
          2                            10.25%                                        1.82%
          3                            15.76%                                        5.84%
          4                            21.55%                                       10.00%
          5                            27.63%                                       14.34%
          6                            34.01%                                       18.84%
          7                            40.71%                                       23.53%
          8                            47.75%                                       28.39%
          9                            55.13%                                       33.45%
         10                            62.89%                                       38.71%

Class C

                               COLUMN 1                        COLUMN 2                        COLUMN 3
                               --------                        --------                        --------
                                                                                              CUMULATIVE
                              CUMULATIVE                      CUMULATIVE                 PERFORMANCE WITH THE
                         PERFORMANCE WITHOUT             PERFORMANCE WITH THE           DEDUCTION OF FEES AND
                           THE DEDUCTION OF                  DEDUCTION OF                 EXPENSES (ASSUMING
       YEAR               FEES AND EXPENSES               FEES AND EXPENSES           REDEMPTION OF FUND SHARES)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           3.19%                           2.16%
         2                      10.25%                           6.48%                           6.48%
         3                      15.76%                           9.88%                           9.88%
         4                      21.55%                          13.38%                          13.38%
         5                      27.63%                          17.00%                          17.00%
         6                      34.01%                          20.73%                          20.73%
         7                      40.71%                          24.58%                          24.58%
         8                      47.75%                          28.56%                          28.56%
         9                      55.13%                          32.66%                          32.66%
        10                      62.89%                          36.89%                          36.89%

                              MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company and Technology & Communications Funds

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research. We focus on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, and good management. Liberty Ridge Capital also looks for transparent financial stability that is defined by a close alignment of trends in cashflow and profits. Some of the characteristics we find important also include attractive relative return on equity and low debt.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid.

Focused, Large Cap, Mid-Cap, Small Cap, and Strategic Small Company Funds

Liberty Ridge Capital's blend investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's blend process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

CASH RESERVES FUND

In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

ALL FUNDS

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Emerging Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Large Cap, Mid-Cap, Small Cap, and Technology & Communications Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

A description of PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

                                EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital focuses its active management on securities selection, the area it believes its respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital maintains a long-term investment approach and focus on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, each Fund intends to remain fully invested, with at least 65% (or in most cases, 80%) of its assets in equity securities.

                                GROWTH SECURITIES

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in company quality and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. Liberty Ridge Capital invests in growth securities that it believes have above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Generally speaking, Liberty Ridge Capital considers selling a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis for such security is no longer valid. In addition, Liberty Ridge Capital may sell a growth security for other reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

                                VALUE SECURITIES

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

The Funds generally do not focus specifically on Value Securities.

                            FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

Each Fund limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits).

                            MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

The Funds only invest in money market instruments for temporary defensive or cash management purposes.

                    SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

                 TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

                       OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

                               ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

Each Fund may not invest more than 15% of its net assets in illiquid securities.

                                   DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

    o    To reduce transaction costs;

    o    To manage cash flows;

    o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

    o    To enhance returns; and

    o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

                       STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS

Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN

Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities , including stripped mortgage-backed securities that are deemed to be illiquid.

                                 REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

    o    Economic factors, such as interest rate changes or market recessions;

    o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

    o    Increases in property taxes;

    o    Casualty and condemnation losses; and

    o    Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

                             FIXED INCOME SECURITIES

Fixed income securities include U.S. Government securities, U.S. Government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

                           U.S. GOVERNMENT SECURITIES

U.S. Treasury bills,t notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. Government.

POTENTIAL RISKS

U.S. Government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POLICIES TO BALANCE RISK AND RETURN

The Adviser maintains policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

                        U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. Government.

POTENTIAL RISKS

U.S. Government agency securities are not direct obligations of the U.S. Government and certain U.S. Government agency securities are not backed by the full faith and credit of the U.S. Government. U.S. Government agency securities therefore represent a higher risk of default than U.S. Government securities.

POTENTIAL RETURNS

U.S. Government agency securities may offer higher yields and the potential for higher returns than U.S. Government securities.

                           MORTGAGE-BACKED SECURITIES

Securities that represent pools of mortgages (including collateralized mortgage obligations ("CMOs")), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

                                 CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. Government securities and have a lower risk of default than lower-rated corporate bonds.

                            LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-rated bonds offer higher yields and higher potential gains.

                                  FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

                     ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

                             THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed approximatly $5.3 billion in assets as of June 30, 2005 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).

As investment adviser, Liberty Ridge Capital makes investment decisions for each Fund described in this Prospectus. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of Old Mutual Investment Partners (also known as PBHG Fund Distributors) as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation"). If such other actions are filed, they will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, If Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Management Company, LLP, from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                         0.85%
Growth Fund                                  0.85%
Large Cap Growth Concentrated Fund           0.85%
Large Cap Growth Fund                        0.75%
Select Growth Fund                           0.85%
Focused Fund                                 0.81%*
Large Cap Fund                               0.65%
Mid-Cap Fund                                 0.85%
Small Cap Fund                               0.95%*
Strategic Small
Company Fund                                 0.91%*
Technology &
Communications Fund                          0.85%

* Reflects a waiver of fees.

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund described in this Prospectus was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

                             THE PORTFOLIO MANAGERS

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

---------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund/Technology &           James M. Smith, CFA has managed the Emerging Growth Fund and the
Communications Fund                         Technology & Communications Fund since December 9, 2004.  Mr. Smith has been involved in the management of the Emerging Growth Fund since May
                                            3, 2004 and the Technology & Communications Fund since November 2003.
                                            Mr. Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.
---------------------------------------------------------------------------------------------------------------------
Growth                                      Fund Samuel H. Baker, CFA has managed the Growth Fund since
                                            December 9, 2004. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.
---------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund/Large Cap             Michael S. Sutton, CFA has managed the Large Cap Growth Fund, Large Cap
Growth Concentrated Fund/Select             Growth Concentrated Fund and Select Growth Fund since December 9,
Growth Fund                                 2004.  Mr. Sutton has been involved in the management of the Large Cap
                                            Growth Fund and Large Cap Growth Concentrated Fund since November 1999 and the Select Growth Fund since April 2000.  Mr. Sutton joined Liberty
                                            Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios.  Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe & Farnham.
---------------------------------------------------------------------------------------------------------------------
Focused Fund/Mid-Cap Fund/Large Cap Fund    Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap Fund and Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the Focused Fund since June 1999.  Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team.  Prior to joining
                                            Liberty Ridge Capital, Mr. Heppelmann worked in the Investment Advisory
                                            Group for SEI Investments.
---------------------------------------------------------------------------------------------------------------------
Small Cap Fund                              James B. Bell, III, CFA has managed the Small Cap Fund since December
                                            9, 2004.  Mr. Bell has been involved in the management of the Small Cap
                                            Fund since May 3, 2004.  Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.
                                            Bell worked for six years as a commercial banker at Allfirst Bank.
---------------------------------------------------------------------------------------------------------------------
Strategic Small Company Fund                Mr. Smith and Mr. Bell have co-managed the Strategic Small Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small
                                            Company Fund's portfolio management team since its inception in 1996.
                                            Mr. Smith's work experience is described under the Emerging Growth and
                                            Technology & Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.
---------------------------------------------------------------------------------------------------------------------

                                YOUR INVESTMENT

                POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

PBHG Funds' Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

     (1) trade activity monitoring;

     (2) trading guidelines;

     (3) a redemption fee on trades in all non-money market funds; and

     (4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors

("financial intermediaries") often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of financial intermediaries to monitor trading activity in omnibus accounts and enforce the Funds' excessive short-term trading policy on shareholders in such accounts. There is no assurance that the financial intermediaries will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all financial intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if PBHG Funds, Liberty Ridge Capital or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), PBHG Funds will not knowingly accept any additional purchase and exchange orders from such shareholder. PBHG Funds and Liberty Ridge Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not excessive short-term trading activity, for legitimate trading purposes and consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. PBHG Funds may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE

All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

     1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

     2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

     3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

     4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

     5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

     6. redemptions initiated by a Fund, as permitted in the Prospectus.

PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities.

                          VALUING PORTFOLIO SECURITIES

Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See the "Fair Value Pricing" section of this Prospectus. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

                   PRICING FUND SHARES - NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed.

                             CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of each Fund are offered by this prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

---------------------------------------- -------------------------------------- --------------------------------------
                                                        CLASS A                                CLASS C
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Initial Sales Charge                     up to 5.75%                            None
---------------------------------------- -------------------------------------- --------------------------------------
Contingent Deferred Sales Charge (CDSC)  None (except on redemptions of         1.00% on redemption within one year
                                         certain large purchases held for
                                         less than one year)
---------------------------------------- -------------------------------------- --------------------------------------
Distribution and Service Fees            0.25%                                  1.00%
---------------------------------------- -------------------------------------- --------------------------------------
Dividends                                Generally higher than Class C due to   Generally lower than Class A due to
                                         lower annual expenses                  higher annual expenses
---------------------------------------- -------------------------------------- --------------------------------------
Typical Shareholder                      Generally more appropriate for         Generally more appropriate for
                                         long-term investors                    short-term investors
---------------------------------------- -------------------------------------- --------------------------------------

The sales charging information in this prospectus can also be accessed, free of charge, on the Funds' website, at http://www.PBHGfunds.com/Breakpoints.

SALES CHARGES

CLASS A SHARES.

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds (which are not offered in this Prospectus). Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.

Equity Funds. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: Liberty Ridge Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Focused, Large Cap, Mid-Cap, Small Cap, Strategic Small Company and Technology & Communications Funds.

                            Investor's Initial Sales
                                     Charge

                                                                   As a
                                                   As a         Percentage
                                               Percentage of    of the Net
Amount of Investment in                         the Public        Amount
Single Transaction                            Offering Price     Invested
-----------------------                       --------------    ----------

Less than $100,000                                 5.75%           6.10%
$100,000 but less than $250,000                    4.50%           4.71%
$250,000 but less than $500,000                    3.25%           3.36%
$500,000 but less than $1,000,000                  2.00%           2.04%
$1,000,000 and over                                 0%              0%


Ways to Reduce or Eliminate Class A Initial Sales Charges.

Certain investors may be eligible to purchase Class A shares at net asset value and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charges on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The Statement of Additional Information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges You will not pay initial sales charges:

o on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at net asset value may result in your paying a contingent deferred sales charge if such shares are redeemed within one year of purchase. See "Class A Purchases Subject to Contingent Deferred Sales Charge."

o on additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

o        on shares purchased by reinvesting dividends and distributions.

o when exchanging shares among Funds with the same or higher initial sales charges (see "General Policies - Exchanges Between Funds" for more information on exchanges between Funds).

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinstatement privilege.

o        when a merger, consolidation or acquisition of assets of a Fund occurs.

o if you are the Adviser, an affiliated company of the Adviser, or a sub-adviser to a Fund ("sub-adviser") and you purchase your shares directly through Old Mutual Investment Partners (the "Distributor").

o if (a) you are a current or retired trustee, officer or employee (each such person referred to hereinafter as an "Employee") of (i) the Adviser, or (ii) a sub-adviser, or (iii) affiliates of the Adviser or sub-adviser or of other mutual funds which are advised by the Adviser or sub-adviser, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member, (b) you opened your account while you or your immediate family member was an Employee, and (c) you purchased your shares directly through the Distributor.

o if you are an employee benefit plan established for employees of the Adviser, sub-adviser or their affiliates.

o if you are a discretionary advised client of the Adviser and its affiliates.

o if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at net asset value are permitted by the policies of, and are made through, such person's employer.

o if you are a financial institution trust department investing an aggregate of up to $1 million in the Funds.

o if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distribtor with respect to its use of the Funds in connection with such services.

o if you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the Statement of Additional Information for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants' individual investments in the plans.

o if you are an individual or entity with substantial business relationship with PBHG Funds, the Adviser or their affiliates, as determined by a Vice President or more senior officer of PBHG Funds or the Adviser and you purchase your shares directly through the Distributor.

Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge.

To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, PBHG Funds may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the Statement of Additional Information for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the Statement of Additional Information for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes Analytic Disciplined Equity Fund, Clipper Focus Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund (each offered under a separate prospectus). Direct purchases of PBHG Cash Reserves Fund are excluded for purposes of this calculation.

Purchasers Qualifying for Reductions in Initial Sales Charges Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

o an individual, his or her spouse, or children residing in the same household.

o    any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups

o any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class A Purchases Subject to Contingent Deferred Sales Charges.

A contingent deferred sales charge (CDSC) will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges.

The contingent deferred sales charge will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

o managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to their use of the Funds in connection with such services.

o on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the Statement of Additional Information for more information on the reinstatement privilege.

o on purchases made in connection with the reinvestment of dividends and distributions from a Fund.

CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a contingent deferred sales charge (CDSC). Class C shares of Funds in the Equity and Fixed Income category are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges." In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Funds.

CLASS C PURCHASES NOT SUBJECT TO CDSC

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o if you redeem shares acquired through reinvestment of dividends and distributions.

o    on increases in the net asset value of your shares.

o on redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period.

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinvestment privilege.

o upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

o upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the PBHG Funds). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' Statement of Additional Information for details.

COMPUTING A CDSC

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, PBHG Funds will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

                                 BUYING SHARES

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's net asset value.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA or 401(k) plan funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA: An IRA sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax advisor.

MINIMUM INVESTMENTS

                                                    Initial         Additional
                                                    -------         ----------
REGULAR ACCOUNTS                                     $2,500         no minimum
UNIFORM GIFTS/TRANSFER
                  TO MINOR ACCOUNTS                    $500         no minimum
TRADITIONAL IRAS                                     $2,000         no minimum
ROTH IRAS                                            $2,000         no minimum
COVERDELL EDUCATION SAVINGS ACCOUNTS                   $500         no minimum
SYSTEMATIC INVESTMENT PLANS(1) (SIP)                   $500         $25

(1) Provided a SIP is established, the minimum initial investment for each fund is $500 along with a monthly systematic investment of $25 or more.

                                 SELLING SHARES

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

                                GENERAL POLICIES

o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 65. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

                             EXCHANGES BETWEEN FUNDS

You may exchange some or all shares of a particular Class of a Fund for the same Class of another Fund that offers such Class of shares. In addition to the Funds contained in this prospectus, the Analytic Disciplined Equity Fund, Heitman REIT Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Clipper Focus Fund offer Class A and Class C Shares. Class A shares of a Fund may not be exchanged for Class C shares, and Class C shares of a Fund may not be exchanged for Class A shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for details of the limitations on exchanging between Funds, including possible redemption fees.

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Consult your broker, dealer or financial intermediary regarding how to establish this feature.

Note:   You must maintain a minimum account balance of $5,000 or more.

                             DISTRIBUTION AND TAXES

Each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of a Fund (whether for cash or for shares of another Fund) may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCORPORATE SHAREHOLDERS

Type of Distribution                     Tax Rate for 15% Bracket and Lower     Tax Rate for Higher Than 15%
--------------------                     ----------------------------------     ----------------------------
Dividends Generally                      Ordinary income rate                   Ordinary income rate
Qualified Dividends                      5%                                     15%
Short-term
         Capital Gains                   Ordinary income rate                   Ordinary income rate
Long-term
         Capital Gains                   5%                                     15%

                           DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, two of which, Class A and Class C, are offered by this prospectus. Class A and Class C have the same rights and privileges, except (i) Class A shares and Class C shares are subject to different sales charges (loads), as described in the section of this prospectus titled "Choosing a Share Class"; (ii) Class C shares are subject to a distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) exchanges are not permitted between Class A shares and Class C shares but only among the same class; and (iv) Class A shares and Class C shares may have exclusive voting rights with respect to matters affecting only that class.

PBHG Funds, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Funds' distributor, Old Mutual Investment Partners and service fees to Old Mutual Investment Partners, brokers, dealers or other financial intermediaries. Currently, PBHG Funds is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class C shares of PBHG Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to Old Mutual Investment Partners are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Fund Summaries" and "Choosing a Share Class" for details on the distribution fees and service fees.

                                REVENUE SHARING

PAYMENTS BY OLD MUTUAL INVESTMENT PARTNERS OR ITS AFFILIATES

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Choosing a Share Class" section of this prospectus. Financial intermediaries may include financial planners or financial advisors, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing PBHG Funds and the Funds on the intermediary's sales system or placing PBHG Funds and the Funds on the intermediary's preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds and the Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces PBHG Funds' costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse. PBHG Funds may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other financial intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or intermediary's sales and/or the value of Fund shares within a qualifying dealer's or intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such intermediaries.

PAYMENTS BY PBHG FUNDS

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, PBHG Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                    Net                                                     Realized and
                                   Asset                                                     Unrealized
                                   Value               Net                                    Gains or               Total
                                 Beginning         Investment         Redemption              (Losses)               from
                                 of Period            Loss               Fees               on Securities         Operations
---------------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                             $12.66           $(0.16) 1             --                  $(0.08)               $(0.24)
  2004                               7.94            (0.16) 1             --                    4.88                  4.72
  2003                              14.23            (0.14)               --                   (6.15)                (6.29)
  2002                              15.96            (0.17) 1             --                   (1.56)                (1.73)
  2001                              40.00            (0.10) 1             --                  (21.81)               (21.91)

  CLASS A
  2005                             $12.63           $(0.19) 1             --                  $(0.08)               $(0.27)
  2004 ++                           12.03            (0.10) 1             --                    0.70                  0.60

  CLASS C
  2005                             $12.59           $(0.28) 1             --                  $(0.09)               $(0.37)
  2004 ++                           12.03            (0.15) 1             --                    0.71                  0.56

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                             $18.34           $(0.19) 1             --                 $  0.21                $ 0.02
  2004                              13.90            (0.20) 1             --                    4.64                  4.44
  2003                              18.94            (0.17) 1             --                   (4.87)                (5.04)
  2002                              21.74            (0.20) 1             --                   (2.60)                (2.80)
  2001                              58.73            (0.20) 1             --                  (30.53)               (30.73)


  CLASS A
  2005                             $18.32           $(0.25) 1             --                 $  0.22                $(0.03)
  2004 ++                           16.68            (0.13) 1             --                    1.77                  1.64

  CLASS C
  2005                             $18.25           $(0.38) 1             --                 $  0.22                $(0.16)
  2004 ++                           16.68            (0.20) 1             --                    1.77                  1.57




                                                                                                              Net
                                     Distributions          Distributions                                    Asset
                                       from Net                 from                                         Value
                                      Investment               Capital                 Total                  End
                                        Income                  Gains              Distributions           of Period
-----------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                                  --                        --                     --                 $12.42
  2004                                  --                        --                     --                  12.66
  2003                                  --                        --                     --                   7.94
  2002                                  --                        --                     --                  14.23
  2001                                  --                    $(2.13)                $(2.13)                 15.96

  CLASS A
  2005                                  --                        --                     --                 $12.36
  2004 ++                               --                        --                     --                  12.63

  CLASS C
  2005                                  --                        --                     --                 $12.22
  2004 ++                               --                        --                     --                  12.59

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                                  --                        --                     --                 $18.36
  2004                                  --                        --                     --                  18.34
  2003                                  --                        --                     --                  13.90
  2002                                  --                        --                     --                  18.94
  2001                                  --                    $(6.26)                $(6.26)                 21.74


  CLASS A
  2005                                  --                        --                     --                 $18.29
  2004 ++                               --                        --                     --                  18.32

  CLASS C
  2005                                  --                        --                     --                 $18.09
  2004 ++                               --                        --                     --                  18.25






                                                                                                            Ratio
                                                                                                         of Expenses
                                                                                                         to Average
                                                                                                         Net Assets
                                                                                                         (Excluding
                                                                                                          Waivers,
                                                 Net                               Ratio of Net           Expenses
                                               Assets             Ratio            Investment             Borne by
                                                 End           of Expenses            Loss                 Adviser
                              Total           of Period        to Average          to Average            and Expense
                             Return             (000)          Net Assets          Net Assets           Reduction)^^^
--------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                      (1.90)%         $   184,294            1.46%              (1.36)%               1.47%
  2004                      59.45%              278,178            1.40%              (1.30)%               1.41%
  2003                     (44.20)%             201,460            1.55%              (1.44)%               1.55%
  2002                     (10.84)%             408,161            1.39%              (1.06)%               1.39%
  2001                     (56.95)%             538,294            1.26%              (0.33)%               1.26%

  CLASS A
  2005                      (2.14)%         $        51            1.71%              (1.61)%               1.72%
  2004 ++                    4.99%+                  53            1.62%*             (1.57)%*              1.63%*

  CLASS C
  2005                      (2.94)%         $        51            2.46%              (2.36)%               2.47%
  2004 ++                    4.66%+                  52            2.37%*             (2.32)%*              2.38%*

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                       0.11%          $   714,903            1.40%              (1.16)%               1.40%
  2004                      31.94%              986,917            1.38%              (1.16)%               1.39%
  2003                     (26.61)%           1,118,887            1.42%              (1.12)%               1.42%
  2002                     (12.88)%           1,925,422            1.33%              (0.95)%               1.33%
  2001                     (56.57)%           2,883,036            1.25%              (0.46)%               1.25%


  CLASS A
  2005                      (0.16)%         $        55            1.65%              (1.41)%               1.65%
  2004 ++                    9.83%+                  55            1.61%*             (1.42)%*              1.62%*

  CLASS C
  2005                      (0.88)%         $        54            2.40%              (2.16)%               2.40%
  2004 ++                    9.41%+                  55            2.36%*             (2.17)%*              2.37%*





                               Ratio of Net
                              Investment Loss
                                to Average
                                Net Assets
                                (Excluding
                                 Waivers,
                                 Expenses
                                 Borne by
                                Adviser and         Portfolio
                                  Expense            Turnover
                               Reduction)^^^           Rate
-----------------------------------------------------------------
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2005                           (1.37)%              68.28%
  2004                           (1.31)%              96.38%
  2003                           (1.44)%             218.32%
  2002                           (1.07)%             150.95%
  2001                           (0.33)%              89.91%

  CLASS A
  2005                           (1.62)%              68.28%
  2004 ++                        (1.58)%*             96.38%+

  CLASS C
  2005                           (2.37)%              68.28%
  2004 ++                        (2.33)%*             96.38%+

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2005                           (1.16)%              36.93%
  2004                           (1.17)%             163.61%
  2003                           (1.12)%             167.87%
  2002                           (0.96)%             170.67%
  2001                           (0.46)%             104.48%


  CLASS A
  2005                           (1.41)%              36.93%
  2004 ++                        (1.43)%*            163.61%+

  CLASS C
  2005                           (2.16)%              36.93%
  2004 ++                        (2.18)%*            163.61%+








The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net                                                  Realized and
                                              Asset                                                  Unrealized
                                              Value              Net                                  Gains or
                                            Beginning        Investment           Redemption          (Losses)
                                            of Period           Loss                 Fees           on Securities
---------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $15.12          $(0.09) 1                --               $(1.00)
  2004                                        11.35           (0.17) 1                --                 3.94
  2003                                        15.15           (0.09) 1                --                (3.71)
  2002                                        17.81           (0.11) 1                --                (2.55)
  2001                                        44.34           (0.12) 1                --               (22.04)


  CLASS A
  2005                                       $15.10          $(0.13) 1                --               $(1.00)
  2004 ++                                     13.31           (0.12) 1                --                 1.91

  CLASS C
  2005                                       $15.05          $(0.24) 1                --               $(0.99)
  2004 ++                                     13.31           (0.17) 1                --                 1.91

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.80          $(0.08) 1                --               $(0.52)
  2004                                        15.10           (0.15) 1                --                 4.85
  2003                                        19.67           (0.11) 1                --                (4.46)
  2002                                        22.90           (0.14) 1                --                (3.09)
  2001                                        38.37           (0.05) 1                --               (13.48)


  CLASS A
  2005                                       $19.77          $(0.14) 1                --               $(0.51)
  2004 +++                                    17.45           (0.14) 1                --                 2.46

  CLASS C
  2005                                       $19.67          $(0.27) 1                --               $(0.52)
  2004 +++                                    17.45           (0.23) 1                --                 2.45



                                                                     Distributions        Distributions
                                                    Total              from Net               from
                                                    from              Investment             Capital              Total
                                                 Operations             Income                Gains           Distributions
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                              $(1.09)               --                      --                  --
  2004                                                3.77                --                      --                  --
  2003                                               (3.80)               --                      --                  --
  2002                                               (2.66)               --                      --                  --
  2001                                              (22.16)               --                  $(4.37)             $(4.37)


  CLASS A
  2005                                              $(1.13)               --                      --                  --
  2004 ++                                             1.79                --                      --                  --

  CLASS C
  2005                                              $(1.23)               --                      --                  --
  2004 ++                                             1.74                --                      --                  --

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                              $(0.60)               --                      --                  --
  2004                                                4.70                --                      --                  --
  2003                                               (4.57)               --                      --                  --
  2002                                               (3.23)               --                      --                  --
  2001                                              (13.53)               --                  $(1.94)             $(1.94)


  CLASS A
  2005                                              $(0.65)               --                      --                  --
  2004 +++                                            2.32                --                      --                  --

  CLASS C
  2005                                              $(0.79)               --                      --                  --
  2004 +++                                            2.22                --                      --                  --


                                              Net                                Net
                                             Asset                             Assets              Ratio
                                             Value                               End            of Expenses
                                              End            Total            of Period         to Average
                                           of Period        Return              (000)           Net Assets
------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                       $14.03          (7.21)%           $153,215            1.46%
  2004                                        15.12          33.22%             217,059            1.46%
  2003                                        11.35         (25.08)%            209,192            1.48%
  2002                                        15.15         (14.94)%            333,115            1.36%
  2001                                        17.81         (53.84)%            501,921            1.23%


  CLASS A
  2005                                       $13.97          (7.48)%           $     52            1.71%
  2004 ++                                     15.10          13.45%+                 57            1.70%*

  CLASS C
  2005                                       $13.82          (8.17)%           $     62            2.46%
  2004 ++                                     15.05          13.07%+                 57            2.45%*

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                       $19.20          (3.03)%           $143,955            1.32%
  2004                                        19.80          31.13%             184,688            1.34%
  2003                                        15.10         (23.23)%            172,972            1.33%
  2002                                        19.67         (14.10)%            258,297            1.26%
  2001                                        22.90         (36.55)%            327,689            1.18%


  CLASS A
  2005                                       $19.12          (3.29)%           $     55            1.57%
  2004 +++                                    19.77          13.30%+                 77            1.58%*

  CLASS C
  2005                                       $18.88          (4.02)%           $     67            2.32%
  2004 +++                                    19.67          12.72%+                 56            2.33%*



                                                                 Ratio           Ratio of Net
                                                               of Expenses       Investment Loss
                                                               to Average          to Average
                                                               Net Assets          Net Assets
                                                               (Excluding          (Excluding
                                                                Waivers,            Waivers,
                                            Ratio of Net        Expenses            Expenses
                                             Investment           Borne             Borne by
                                                Loss           by Adviser          Adviser and         Portfolio
                                             to Average        and Expense           Expense           Turnover
                                             Net Assets       Reduction)^^^       Reduction)^^^          Rate
-------------------------------------------------------------------------------------------------------------------
---------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND
---------------------------------------
  PBHG CLASS
  2005                                          (0.64)%          1.46%               (0.64)%            41.95%
  2004                                          (1.24)%          1.47%               (1.25)%            73.65%
  2003                                          (0.74)%          1.48%               (0.74)%           156.30%
  2002                                          (0.66)%          1.36%               (0.67)%           152.53%
  2001                                          (0.34)%          1.23%               (0.34)%           142.46%


  CLASS A
  2005                                          (0.88)%          1.71%               (0.88)%            41.95%
  2004 ++                                       (1.56)%*         1.71%*              (1.57)%*           73.65%+

  CLASS C
  2005                                          (1.60)%          2.46%               (1.60)%            41.95%
  2004 ++                                       (2.31)%*         2.46%*              (2.32)%*           73.65%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2005                                          (0.43)%          1.32%               (0.43)%            35.70%
  2004                                          (0.83)%          1.35%               (0.84)%            63.17%
  2003                                          (0.67)%          1.33%               (0.67)%           124.58%
  2002                                          (0.62)%          1.26%               (0.63)%           148.93%
  2001                                          (0.14)%          1.18%               (0.14)%           146.18%


  CLASS A
  2005                                          (0.72)%          1.57%               (0.72)%            35.70%
  2004 +++                                      (1.09)%*         1.59%*              (1.10)%*           63.17%+

  CLASS C
  2005                                          (1.40)%          2.32%               (1.40)%            35.70%
  2004 +++                                      (1.83)%*         2.34%*              (1.84)%*           63.17%+





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                           Net                                                      Realized and
                                          Asset                Net                                   Unrealized
                                          Value            Investment                                 Gains or            Total
                                        Beginning            Income            Redemption             (Losses)            from
                                        of Period            (Loss)               Fees              on Securities      Operations
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                   $20.91             $(0.26) 1               --                $(0.70)            $(0.96)
  2004                                    15.71              (0.28) 1               --                  5.48               5.20
  2003                                    22.74              (0.19)                 --                 (6.84)             (7.03)
  2002                                    26.58              (0.25) 1               --                 (3.59)             (3.84)
  2001                                    77.81              (0.24) 1               --                (48.55)            (48.79)

  CLASS A
  2005                                   $20.88             $(0.31) 1               --                $(0.70)            $(1.01)
  2004 ++                                 19.43              (0.18) 1               --                  1.63               1.45

  CLASS C
  2005                                   $20.80             $(0.46) 1               --                $(0.69)            $(1.15)
  2004 ++                                 19.43              (0.26) 1               --                  1.63               1.37

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                   $13.68             $(0.16) 1               --                 $0.95              $0.79
  2004                                     8.72              (0.14) 1               --                  5.10               4.96
  2003                                    13.37              (0.11) 1               --                 (4.54)             (4.65)
  2002                                    12.08              (0.13) 1               --                  1.42               1.29
  2001                                    19.34              (0.11) 1               --                 (4.55)             (4.66)


  CLASS A
  2005                                   $13.66             $(0.19) 1               --                 $0.94              $0.75
  2004 +++                                11.72              (0.13) 1               --                  2.07               1.94

  CLASS C
  2005                                   $13.59             $(0.29) 1               --                 $0.93              $0.64
  2004 +++                                11.72              (0.19) 1               --                  2.06               1.87

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                    $9.84              $0.06 1                --                 $0.77              $0.83
  2004                                     7.35               0.05 1                --                  2.48               2.53
  2003                                    10.42               0.06                  --                 (3.06)             (3.00)
  2002 4                                  10.33               0.02                  --                  0.07               0.09
  2001 5                                  11.09               0.07                  --                 (0.76)             (0.69)
  2000 5                                  12.31               0.06                  --                 (1.20)             (1.14)

  CLASS A
  2005                                    $9.83              $0.04  1               --                 $0.77              $0.81
  2004 +++                                 8.66               0.03 1                --                  1.18               1.21

  CLASS C
  2005                                    $9.81             $(0.04) 1               --                 $0.76              $0.72
  2004 +++                                 8.66              (0.02) 1               --                  1.18               1.16



                                                                                                        Net
                                            Distributions    Distributions                             Asset
                                              from Net           from                                  Value
                                             Investment         Capital             Total               End
                                               Income            Gains          Distributions        of Period
--------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                            --                --                  --            $19.95
  2004                                            --                --                  --             20.91
  2003                                            --                --                  --             15.71
  2002                                            --                --                  --             22.74
  2001                                            --            $(2.44)             $(2.44)            26.58

  CLASS A
  2005                                            --                --                  --            $19.87
  2004 ++                                         --                --                  --             20.88

  CLASS C
  2005                                            --                --                  --            $19.65
  2004 ++                                         --                --                  --             20.80

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                            --                --                  --            $14.47
  2004                                            --                --                  --             13.68
  2003                                            --                --                  --              8.72
  2002                                            --                --                  --             13.37
  2001                                            --            $(2.60)             $(2.60)            12.08


  CLASS A
  2005                                            --                --                  --            $14.41
  2004 +++                                        --                --                  --             13.66

  CLASS C
  2005                                            --                --                  --            $14.23
  2004 +++                                        --                --                  --             13.59

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                        $(0.07)               --              $(0.07)           $10.60
  2004                                         (0.04)               --               (0.04)             9.84
  2003                                         (0.07)               --               (0.07)             7.35
  2002 4                                          --                --                  --             10.42
  2001 5                                       (0.07)               --               (0.07)            10.33
  2000 5                                       (0.06)           $(0.02)              (0.08)            11.09

  CLASS A
  2005                                        $(0.06)               --              $(0.06)           $10.58
  2004 +++                                     (0.04)               --               (0.04)             9.83

  CLASS C
  2005                                            --                --                  --            $10.53
  2004 +++                                    $(0.01)               --              $(0.01)             9.81



                                                                                                                     Ratio of
                                                                                                                     Expenses
                                                                                                                    to Average
                                                                                                                    Net Assets
                                                                                               Ratio of Net         (Excluding
                                                             Net                               Investment            Waivers,
                                                           Assets             Ratio              Income           Expenses Borne
                                                             End           of Expenses           (Loss)             by Adviser
                                       Total              of Period        to Average          to Average           and Expense
                                      Return                (000)          Net Assets          Net Assets          Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                (4.59)%           $163,617              1.53%              (1.28)%              1.53%
  2004                                33.10%             231,034              1.52%              (1.44)%              1.53%
  2003                               (30.91)%            225,127              1.55%              (1.02)%              1.55%
  2002                               (14.45)%            413,134              1.38%              (0.94)%              1.38%
  2001                               (64.23)%            662,551              1.26%              (0.43)%              1.26%

  CLASS A
  2005                                (4.84)%           $     51              1.78%              (1.52)%              1.78%
  2004 ++                              7.46%+                 54              1.76%*             (1.68)%*             1.77%*

  CLASS C
  2005                                (5.53)%           $     51              2.53%              (2.27)%              2.53%
  2004 ++                              7.05%+                 54              2.51%*             (2.43)%*             2.52%*

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                 5.77%            $ 51,156              1.50%              (1.17)%              1.61%
  2004                                56.88%              69,838              1.50%              (1.14)%              1.60%
  2003                               (34.78)%             57,738              1.50%              (1.09)%              1.57%
  2002                                10.68%              86,243              1.50%              (0.96)%              1.52%
  2001                               (27.04)%             76,331              1.50%              (0.63)%              1.50%


  CLASS A
  2005                                 5.49%            $     62              1.75%              (1.42)%              1.86%
  2004 +++                            16.55%+                 65              1.75%*             (1.43)%*             1.87%*

  CLASS C
  2005                                 4.71%            $     68              2.50%              (2.16)%              2.61%
  2004 +++                            15.96%+                 58              2.50%*             (2.18)%*             2.62%*

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                 8.49%            $ 55,219              1.28%               0.57%               1.28%
  2004                                34.50%              65,668              1.24%               0.59%               1.25%
  2003                               (28.83)%             53,983              1.19%               0.62%               1.31%
  2002 4                               0.89%+            101,615              0.99%*              0.63%*              1.33%*
  2001 5                              (6.22)%             95,031              0.99%               0.64%               1.09%
  2000 5                              (9.33)%            118,545              0.97%               0.53%               0.97%

  CLASS A
  2005                                 8.21%            $    177              1.53%               0.38%               1.53%
  2004 +++                            13.95%+                 82              1.48%*              0.41%*              1.49%*

  CLASS C
  2005                                 7.34%            $     89              2.28%              (0.42)%              2.28%
  2004 +++                            13.41%+                 78              2.23%*             (0.35)%*             2.24%*



                                           Ratio of
                                        Net Investment
                                         Income (Loss)
                                          to Average
                                          Net Assets
                                          (Excluding
                                       Waivers, Expenses
                                           Borne by
                                          Adviser and           Portfolio
                                            Expense             Turnover
                                         Reduction)^^^            Rate
-------------------------------------------------------------------------------
-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2005                                    (1.28)%                141.68%
  2004                                    (1.45)%                179.85%
  2003                                    (1.02)%                381.73%
  2002                                    (0.95)%                301.58%
  2001                                    (0.43)%                157.72%

  CLASS A
  2005                                    (1.52)%                141.68%
  2004 ++                                 (1.69)%*               179.85%+

  CLASS C
  2005                                    (2.27)%                141.68%
  2004 ++                                 (2.44)%*               179.85%+

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2005                                    (1.28)%                 80.38%
  2004                                    (1.24)%                 96.80%
  2003                                    (1.16)%                113.26%
  2002                                    (0.97)%                118.88%
  2001                                    (0.63)%                143.04%


  CLASS A
  2005                                    (1.53)%                 80.38%
  2004 +++                                (1.55)%*                96.80%+

  CLASS C
  2005                                    (2.27)%                 80.38%
  2004 +++                                (2.30)%*                96.80%+

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                     0.57%                 173.71%
  2004                                     0.58%                 267.41%
  2003                                     0.50%                 212.69%
  2002 4                                   0.29%*                 65.99%+
  2001 5                                   0.54%                 229.00%
  2000 5                                   0.53%                 270.00%

  CLASS A
  2005                                     0.38%                 173.71%
  2004 +++                                 0.40%*                267.41%+

  CLASS C
  2005                                    (0.42)%                173.71%
  2004 +++                                (0.36)%*               267.41%+





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                          Net                                                   Realized and
                         Asset               Net                                 Unrealized
                         Value           Investment                               Gains or            Total
                       Beginning           Income            Redemption           (Losses)            from
                       of Period           (Loss)               Fees            on Securities      Operations
----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  $17.19           $ 0.07 1                --                $1.35             $1.42
  2004                   12.01            (0.02) 1               --                 5.20              5.18
  2003                   16.20            (0.02)                 --                (4.17)            (4.19)
  2002                   17.41            (0.04) 1               --                (1.03)            (1.07)
  2001                   18.51             0.07 1                --                (0.74)            (0.67)

  CLASS A
  2005                  $17.17           $ 0.03 1                --                $1.35             $1.38
  2004 ++                14.79            (0.03) 1               --                 2.41              2.38

  CLASS C
  2005                  $17.10           $(0.10) 1               --                $1.34             $1.24
  2004 ++                14.79            (0.09) 1               --                 2.40              2.31

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  $11.93           $ 0.08 1                --                $0.25             $0.33
  2004                    9.50             0.15 1                --                 2.43              2.58
  2003                   13.34             0.13 1                --                (3.82)            (3.69)
  2002                   13.90             0.03 1                --                (0.57)            (0.54)
  2001                   11.97             0.21 1                --                 2.21              2.42


  CLASS A
  2005                  $11.92           $ 0.06 1                --                $0.24             $0.30
  2004 ++                11.08             0.05 1                --                 0.93              0.98

  CLASS C
  2005                  $11.89           $(0.03) 1               --                $0.25             $0.22
  2004 ++                11.08             0.01 1                --                 0.92              0.93


                                                                                           Net
                            Distributions     Distributions                               Asset
                              from Net            from                                    Value
                             Investment          Capital               Total               End
                               Income             Gains            Distributions        of Period
----------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                             --                 --                   --             $18.61
  2004                             --                 --                   --              17.19
  2003                             --                 --                   --              12.01
  2002                         $(0.06)            $(0.08)              $(0.14)             16.20
  2001                             --              (0.43)               (0.43)             17.41

  CLASS A
  2005                             --                 --                   --             $18.55
  2004 ++                          --                 --                   --              17.17

  CLASS C
  2005                             --                 --                   --             $18.34
  2004 ++                          --                 --                   --              17.10

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                         $(0.13)                --               $(0.13)            $12.13
  2004                          (0.15)                --                (0.15)             11.93
  2003                          (0.15)                --                (0.15)              9.50
  2002                          (0.02)                --                (0.02)             13.34
  2001                          (0.08)            $(0.41)               (0.49)             13.90


  CLASS A
  2005                         $(0.10)                --               $(0.10)            $12.12
  2004 ++                       (0.14)                --                (0.14)             11.92

  CLASS C
  2005                         $(0.02)                --               $(0.02)            $12.09
  2004 ++                       (0.12)                --                (0.12)             11.89



                                                                                                    Ratio
                                                                                                 of Expenses
                                                                                                 to Average
                                                                                                 Net Assets
                                                                                                 (Excluding
                                                                             Ratio of Net         Waivers,
                                           Net                               Investment           Expenses
                                         Assets             Ratio              Income               Borne
                                           End           of Expenses           (Loss)            by Adviser
                        Total           of Period        to Average          to Average          and Expense
                       Return             (000)          Net Assets          Net Assets         Reduction)^^^
-----------------------------------------------------------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                  8.26%          $ 19,724             1.49%               0.42%               1.62%
  2004                 43.13%            26,574             1.50%              (0.15)%              1.54%
  2003                (25.86)%           23,293             1.50%              (0.23)%              1.50%
  2002                 (6.18)%           34,675             1.37%              (0.24)%              1.37%
  2001                 (3.59)%           58,724             1.34%               0.37%               1.34%

  CLASS A
  2005                  8.04%          $     63             1.74%               0.20%               1.87%
  2004 ++              16.09%+               58             1.77%*             (0.36)%*             1.85%*

  CLASS C
  2005                  7.25%          $     62             2.49%              (0.55)%              2.62%
  2004 ++              15.62%+               58             2.52%*             (1.11)%*             2.60%*

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                  2.73%          $122,043             1.21%               0.69%               1.21%
  2004                 27.20%           214,710             1.20%               1.34%               1.21%
  2003                (27.73)%          283,989             1.20%               1.18%               1.20%
  2002                 (3.86)%          524,236             1.14%               0.24%               1.14%
  2001                 20.42%           425,414             1.16%               0.91%               1.16%


  CLASS A
  2005                  2.50%          $     56             1.46%               0.47%               1.46%
  2004 ++               8.91%+               54             1.45%*              0.86%*              1.46%*

  CLASS C
  2005                  1.81%          $     55             2.21%              (0.29)%              2.21%
  2004 ++               8.49%+               54             2.20%*              0.11%*              2.21%*



                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and           Portfolio
                              Expense             Turnover
                           Reduction)^^^            Rate
------------------------------------------------------------
-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2005                        0.29%                 192.04%
  2004                       (0.19)%                240.63%
  2003                       (0.23)%                281.70%
  2002                       (0.25)%                433.98%
  2001                        0.37%                 404.36%

  CLASS A
  2005                        0.07%                 192.04%
  2004 ++                    (0.44)%*               240.63%+

  CLASS C
  2005                       (0.68)%                192.04%
  2004 ++                    (1.19)%*               240.63%+

-------------------
PBHG LARGE CAP FUND
-------------------

  PBHG CLASS
  2005                        0.69%                 152.98%
  2004                        1.33%                 252.96%
  2003                        1.18%                 428.30%
  2002                        0.24%                 947.66%
  2001                        0.91%                1184.89%


  CLASS A
  2005                        0.47%                 152.98%
  2004 ++                     0.85%*                252.96%+

  CLASS C
  2005                       (0.29)%                152.98%
  2004 ++                     0.10%*                252.96%+






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                           Net                                                   Realized and
                          Asset                Net                                Unrealized
                          Value            Investment                              Gains or               Total
                        Beginning            Income           Redemption           (Losses)               from
                        of Period            (Loss)              Fees            on Securities         Operations
----------------------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   $17.93            $(0.03) 1               --               $1.73               $ 1.70
  2004                    12.29             (0.07) 1               --                5.71                 5.64
  2003                    15.74             (0.04) 1               --               (3.41)               (3.45)
  2002                    14.44             (0.02) 1               --                1.32                 1.30
  2001                    13.82              0.09 1                --                1.20                 1.29


  CLASS A
  2005                   $17.90            $(0.07) 1               --               $1.71                $1.64
  2004 +++                14.59             (0.08) 1               --                3.39                 3.31

  CLASS C
  2005                   $17.82            $(0.18) 1               --               $1.68                $1.50
  2004 +++                14.59             (0.16) 1               --                3.39                 3.23

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   $20.29            $(0.20) 1               --               $2.07               $ 1.87
  2004                    13.27             (0.15) 1               --                7.17                 7.02
  2003                    20.65             (0.13) 1               --               (7.25)               (7.38)
  2002                    18.48             (0.14) 1               --                2.31                 2.17
  2001                    18.75             (0.02) 1               --                0.58                 0.56


  CLASS A
  2005                   $20.27            $(0.25) 1               --               $2.06               $ 1.81
  2004 ++                 16.80             (0.11) 1               --                3.58                 3.47

  CLASS C
  2005                   $20.19            $(0.40) 1               --               $2.05               $ 1.65
  2004 ++                 16.80             (0.18) 1               --                3.57                 3.39



                                                                                         Net
                            Distributions      Distributions                            Asset
                              from Net             from                                 Value
                             Investment           Capital              Total             End
                               Income              Gains           Distributions      of Period
------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                             --              $(1.66)             $(1.66)           $17.97
  2004                             --                  --                  --             17.93
  2003                             --                  --                  --             12.29
  2002                             --                  --                  --             15.74
  2001                         $(0.03)             $(0.64)             $(0.67)            14.44


  CLASS A
  2005                             --              $(1.66)             $(1.66)           $17.88
  2004 +++                         --                  --                  --             17.90

  CLASS C
  2005                             --              $(1.66)             $(1.66)           $17.66
  2004 +++                         --                  --                  --             17.82

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                             --                  --                  --            $22.16
  2004                             --                  --                  --             20.29
  2003                             --                  --                  --             13.27
  2002                             --                  --                  --             20.65
  2001                             --              $(0.83)             $(0.83)            18.48


  CLASS A
  2005                             --                  --                  --            $22.08
  2004 ++                          --                  --                  --             20.27

  CLASS C
  2005                             --                  --                  --            $21.84
  2004 ++                          --                  --                  --             20.19



                                                                                             Ratio
                                                                                          of Expenses
                                                                                          to Average
                                                                                          Net Assets
                                                                                          (Excluding
                                                                        Ratio of Net       Waivers,
                                          Net                           Investment         Expenses
                                        Assets            Ratio           Income             Borne
                                          End          of Expenses        (Loss)          by Adviser
                        Total          of Period       to Average       to Average        and Expense
                       Return            (000)         Net Assets       Net Assets       Reduction)^^^
----------------------------------------------------------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                   9.59%         $455,657           1.33%           (0.18)%            1.33%
  2004                  45.89%          452,530           1.37%           (0.47)%            1.38%
  2003                 (21.92)%         288,030           1.40%           (0.33)%            1.40%
  2002                   9.00%          464,987           1.32%           (0.15)%            1.32%
  2001                   9.43%          231,117           1.35%            0.40%             1.35%


  CLASS A
  2005                   9.26%         $    258           1.58%           (0.39)%            1.58%
  2004 +++              22.69%+             191           1.62%*          (0.69)%*           1.63%*

  CLASS C
  2005                   8.50%         $    169           2.33%           (1.01)%            2.33%
  2004 +++              22.14%+              92           2.37%*          (1.43)%*           2.38%*

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                   9.22%         $ 60,556           1.50%           (1.01)%            1.61%
  2004                  52.90%          102,497           1.50%           (0.84)%            1.56%
  2003                 (35.74)%         102,497           1.50%           (0.83)%            1.59%
  2002                  11.74%          290,007           1.48%           (0.72)%            1.48%
  2001                   2.99%          251,994           1.49%           (0.09)%            1.49%


  CLASS A
  2005                   8.93%         $     78           1.75%           (1.23)%            1.86%
  2004 ++               20.65%+              60           1.74%*          (1.16)%*           1.83%*

  CLASS C
  2005                   8.17%         $     71           2.50%           (1.98)%            2.61%
  2004 ++               20.18%+              60           2.49%*          (1.91)%*           2.58%*



                           Ratio of Net
                            Investment
                           Income (Loss)
                            to Average
                            Net Assets
                            (Excluding
                         Waivers, Expenses
                             Borne by
                            Adviser and        Portfolio
                              Expense          Turnover
                           Reduction)^^^         Rate
---------------------------------------------------------
-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2005                       (0.18)%             116.71%
  2004                       (0.48)%             143.80%
  2003                       (0.33)%             195.22%
  2002                       (0.15)%             236.85%
  2001                        0.40%              248.10%


  CLASS A
  2005                       (0.39)%             116.71%
  2004 +++                   (0.70)%*            143.80%+

  CLASS C
  2005                       (1.01)%             116.71%
  2004 +++                   (1.44)%*            143.80%+

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2005                       (1.12)%              98.18%
  2004                       (0.90)%             116.57%
  2003                       (0.92)%             115.44%
  2002                       (0.72)%             144.85%
  2001                       (0.09)%             177.69%


  CLASS A
  2005                       (1.34)%              98.18%
  2004 ++                    (1.25)%*            116.57%+

  CLASS C
  2005                       (2.09)%              98.18%
  2004 ++                    (2.00)%*            116.57%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                                Net                                                Realized and
                               Asset              Net                               Unrealized
                               Value          Investment                             Gains or            Total
                             Beginning          Income            Redemption         (Losses)            from
                             of Period          (Loss)               Fees          on Securities      Operations
----------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                           $15.88           $0.06 1             --                 $0.99             $1.05
  2004                            11.84            0.05 1             --                  4.07              4.12
  2003                            16.40            0.14               --                 (4.31)            (4.17)
  2002 7                          15.92            0.20               --                  2.34              2.54
  2001 8                          10.87            0.21               --                  5.49              5.70
  2000 8                          12.19            0.16               --                 (1.18)            (1.02)

  CLASS A
  2005                           $15.86           $0.02 1             --                 $1.00             $1.02
  2004 +++                        14.22            0.03 1             --                  1.69              1.72

  CLASS C
  2005                           $15.80          $(0.11) 1            --                 $1.00             $0.89
  2004 +++                        14.22           (0.05) 1            --                  1.69              1.64

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                           $20.80          $(0.16) 1            --                 $4.97             $4.81
  2004^                           16.12           (0.05) 1            --                  4.89              4.84

  CLASS A
  2005                           $20.76          $(0.22) 1            --                 $4.95             $4.73
  2004+++                         16.20           (0.08) 1            --                  4.80              4.72

  CLASS C
  2005                           $20.65          $(0.40) 1            --                 $4.92             $4.52
  2004+++                         16.20           (0.18) 1            --                  4.79              4.61


                                                                                                    Net
                                  Distributions       Distributions                                Asset
                                    from Net              from                                     Value
                                   Investment            Capital               Total                End
                                     Income               Gains            Distributions         of Period
-------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                                $(0.05)              $(0.23)              $(0.28)            $16.65
  2004                                 (0.06)               (0.02)               (0.08)             15.88
  2003                                 (0.15)               (0.24)               (0.39)             11.84
  2002 7                               (0.14)               (1.92)               (2.06)             16.40
  2001 8                               (0.21)               (0.44)               (0.65)             15.92
  2000 8                               (0.16)               (0.14)               (0.30)             10.87

  CLASS A
  2005                                $(0.03)              $(0.23)              $(0.26)            $16.62
  2004 +++                             (0.06)               (0.02)               (0.08)             15.86

  CLASS C
  2005                                    --               $(0.23)              $(0.23)            $16.46
  2004 +++                            $(0.04)               (0.02)               (0.06)             15.80

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                                    --                $(0.41)              $(0.41)            $25.20
  2004^                                   --                 (0.16)               (0.16)             20.80

  CLASS A
  2005                                    --                $(0.41)              $(0.41)            $25.08
  2004+++                                 --                 (0.16)               (0.16)             20.76

  CLASS C
  2005                                    --                $(0.41)              $(0.41)            $24.76
  2004+++                                 --                 (0.16)               (0.16)             20.65


                                                                                                                Ratio
                                                                                                             of Expenses
                                                                                                             to Average
                                                                                                             Net Assets
                                                                                                             (Excluding
                                                                                         Ratio of Net         Waivers,
                                                    Net                                  Investment           Expenses
                                                  Assets               Ratio               Income               Borne
                                                    End             of Expenses            (Loss)            by Adviser
                               Total             of Period          to Average           to Average          and Expense
                              Return               (000)            Net Assets           Net Assets         Reduction)^^^
---------------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                          6.64%          $1,374,194              1.44%                0.34%               1.46%
  2004                         34.82%           1,128,195              1.48%                0.36%               1.49%
  2003                        (25.73)%            647,508              1.45%                1.00%               1.52%
  2002 7                       17.48%+            621,735              1.40%*               1.26%*              1.44%*
  2001 8                       53.22%             272,069              1.40%                1.41%               1.41%
  2000 8                       (8.39)%             84,226              1.40%                1.47%               1.47%


  CLASS A
  2005                          6.41%          $    5,827              1.69%                0.12%               1.71%
  2004 +++                     12.07%+              2,555              1.75%*               0.25%*              1.76%*

  CLASS C
  2005                          5.62%          $   10,143              2.44%               (0.65)%              2.46%
  2004 +++                     11.56%+              3,093              2.50%*              (0.48)%*             2.51%*

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                         23.23%          $   91,746              1.50%               (0.68)%              1.54%
  2004^                        30.16%+             25,553              1.50%*              (0.42)%*             1.73%*

  CLASS A
  2005                         22.88%          $      833              1.76%               (0.93)%              1.78%
  2004+++                      29.26%+                198              1.75%*              (0.68)%*             1.99%*

  CLASS C
  2005                         21.99%          $    1,016              2.51%               (1.69)%              2.52%
  2004+++                      28.58%+                153              2.50%*              (1.43)%*             2.74%*


                                  Ratio of Net
                                   Investment
                                  Income (Loss)
                                   to Average
                                   Net Assets
                                   (Excluding
                                Waivers, Expenses
                                    Borne by
                                   Adviser and            Portfolio
                                     Expense              Turnover
                                  Reduction)^^^             Rate
---------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                               0.32%                 20.03%
  2004                               0.35%                 24.31%
  2003                               0.93%                 50.05%
  2002 7                             1.23%*                39.02%+
  2001 8                             1.40%                111.00%
  2000 8                             1.40%                 54.00%


  CLASS A
  2005                               0.10%                 20.03%
  2004 +++                           0.24%*                24.31%+

  CLASS C
  2005                              (0.67)%                20.03%
  2004 +++                          (0.49)%*               24.31%+

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                              (0.72)%                27.69%
  2004^                             (0.65)%*               27.33%+

  CLASS A
  2005                              (0.96)%                27.69%
  2004+++                           (0.92)%*               27.33%+

  CLASS C
  2005                              (1.70)%                27.69%
  2004+++                           (1.67)%*               27.33%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                    Net                                                   Realized and
                                                   Asset             Net                                   Unrealized
                                                   Value         Investment                                 Gains or
                                                 Beginning         Income             Redemption            (Losses)
                                                 of Period         (Loss)                Fees             on Securities
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                              $11.66         $ 0.30 1               --                $ 1.01^^^^
  2004                                                8.06           0.31 1               --                  3.80
  2003                                                9.58           0.30 1               --                 (0.87)
  2002                                                8.78           0.09                 --                  0.80
  2001 5,9                                            9.56           0.47                 --                  0.46
  2000 5                                              8.04           0.36                 --                  1.60


  CLASS A
  2005                                              $11.66         $ 0.27 1               --                $ 1.01^^^^
  2004 ++                                             9.84           0.14 1               --                  2.02

  CLASS C
  2005                                              $11.65         $ 0.18 1               --                $ 1.01^^^^
  2004 ++                                             9.84           0.03 1               --                  2.09

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                              $10.77         $(0.13) 1              --                $(0.24)
  2004                                                7.31          (0.14) 1              --                  3.60
  2003                                               14.79          (0.11) 1              --                 (7.37)
  2002                                               19.70          (0.21) 1              --                 (4.70)
  2001                                               85.02          (0.46) 1              --                (59.61)


  CLASS A
  2005                                              $10.75         $(0.15) 1              --                $(0.24)
  2004 ++                                             9.69          (0.08) 1              --                  1.14

  CLASS C
  2005                                              $10.71         $(0.23) 1              --                $(0.24)
  2004 ++                                             9.69          (0.13) 1              --                  1.15



                                                                     Distributions      Distributions
                                                       Total           from Net             from             Return
                                                       from           Investment           Capital             of
                                                    Operations          Income              Gains            Capital
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                                  $ 1.31           $(0.29)             $(0.91)            --
  2004                                                    4.11            (0.34)              (0.12)        $(0.05) 10
  2003                                                   (0.57)           (0.31)              (0.61)         (0.03) 10
  2002                                                    0.89            (0.09)                 --             --
  2001 5,9                                                0.93            (0.45)              (1.21)         (0.05) 10
  2000 5                                                  1.96            (0.36)                 --          (0.08) 10


  CLASS A
  2005                                                  $ 1.28           $(0.26)             $(0.91)            --
  2004 ++                                                 2.16            (0.20)              (0.12)        $(0.02) 10

  CLASS C
  2005                                                  $ 1.19           $(0.18)             $(0.91)            --
  2004 ++                                                 2.12            (0.17)              (0.12)        $(0.02) 10

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                                  $(0.37)              --                  --             --
  2004                                                    3.46               --                  --             --
  2003                                                   (7.48)              --                  --             --
  2002                                                   (4.91)              --                  --             --
  2001                                                  (60.07)              --              $(5.25)            --


  CLASS A
  2005                                                  $(0.39)              --                  --             --
  2004 ++                                                 1.06               --                  --             --

  CLASS C
  2005                                                  $(0.47)              --                  --             --
  2004 ++                                                 1.02               --                  --             --



                                                                  Net                                    Net
                                                                 Asset                                 Assets              Ratio
                                                                 Value                                   End            of Expenses
                                             Total                End               Total             of Period         to Average
                                         Distributions         of Period           Return               (000)           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                    $(1.20)              $11.77               10.96%            $145,088              1.31%
  2004                                     (0.51)               11.66               52.08%             133,980              1.30%
  2003                                     (0.95)                8.06               (5.73)%             70,039              1.27%
  2002                                     (0.09)                9.58               10.11%+             76,679              1.36%*
  2001 5,9                                 (1.71)                8.78               10.41%              61,378              1.14%
  2000 5                                   (0.44)                9.56               24.90%              75,013              1.36%


  CLASS A
  2005                                    $(1.17)              $11.77               10.70%            $     68              1.56%
  2004 ++                                  (0.34)               11.66               22.35%+                 61              1.56%*

  CLASS C
  2005                                    $(1.09)              $11.75                9.88%            $    236              2.31%
  2004 ++                                  (0.31)               11.65               21.90%+                156              2.30%*

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                        --               $10.40               (3.44)%           $229,768              1.64%
  2004                                        --                10.77               47.33%             314,112              1.66%
  2003                                        --                 7.31              (50.57)%            262,244              1.54%
  2002                                        --                14.79              (24.92)%            581,091              1.39%
  2001                                    $(5.25)               19.70              (74.20)%            920,965              1.25%


  CLASS A
  2005                                        --               $10.36               (3.63)%           $     53              1.90%
  2004 ++                                     --                10.75               10.94%+                 55              1.86%*

  CLASS C
  2005                                        --               $10.24               (4.39)%           $     53              2.65%
  2004 ++                                     --                10.71               10.53%+                 55              2.61%*



                                                                     Ratio           Ratio of Net
                                                                  of Expenses         Investment
                                                                  to Average         Income (Loss)
                                                                  Net Assets          to Average
                                                  Ratio           (Excluding          Net Assets
                                                 of  Net           Waivers,       (Excluding Waivers,
                                               Investment       Expenses Borne      Expenses Borne
                                                 Income           by Adviser,         by Adviser,
                                                 (Loss)         Reimbursements      Reimbursements          Portfolio
                                               to Average         and Expense         and Expense           Turnover
                                               Net Assets        Reduction)^^^       Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                            2.52%              1.31%               2.52%               82.58%
  2004                                            3.15%              1.31%               3.14%               78.20%
  2003                                            3.42%              1.33%               3.36%              110.81%
  2002                                            4.20%*             1.47%*              4.09%*              25.08%+
  2001 5,9                                        4.57%              1.14%               4.57%              139.00%
  2000 5                                          4.14%              1.36%               4.14%               76.00%


  CLASS A
  2005                                            2.27%              1.56%               2.27%               82.58%
  2004 ++                                         2.63%*             1.57%*              2.62%*              78.20%+

  CLASS C
  2005                                            1.54%              2.31%               1.54%               82.58%
  2004 ++                                         0.63%*             2.31%*              0.62%*              78.20%+

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2005                                           (1.22)%             1.64%              (1.22)%              63.05%
  2004                                           (1.40)%             1.67%              (1.41)%             135.24%
  2003                                           (1.24)%             1.54%              (1.24)%             261.67%
  2002                                           (1.17)%             1.39%              (1.19)%             185.33%
  2001                                           (0.81)%             1.25%              (0.81)%             291.41%


  CLASS A
  2005                                           (1.47)%             1.90%              (1.47)%              63.05%
  2004 ++                                        (1.56)%*            1.87%*             (1.57)%*            135.24%+

  CLASS C
  2005                                           (2.22)%             2.65%              (2.22)%              63.05%
  2004 ++                                        (2.31)%*            2.62%*             (2.32)%*            135.24%+





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net
                                              Asset                                               Realized and
                                              Value             Net                                Unrealized
                                            Beginning       Investment         Redemption           Gains on
                                            of Period         Income              Fees             Securities
---------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                        $10.30          $0.35 1               --               $ 0.03
 2004 ^^                                      10.00           0.23 1               --                 0.38

 CLASS A
 2005                                        $10.30          $0.32 1               --               $ 0.03
 2004 +++                                     10.00           0.21 1               --                 0.38

 CLASS C
 2005                                        $10.29          $0.24 1               --               $ 0.05
 2004 +++                                     10.00           0.16 1               --                 0.37

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                        $10.00          $0.21 1               --               $(0.11)#
 2004                                         10.00           0.29 1               --                 0.04
 2003                                         10.00           0.39                 --                 0.04
 2002 12                                      10.00           0.20                 --                   --
 2001 13                                      10.00           0.61              $0.01                   --
 2000 13                                      10.00           0.65               0.01                   --


 CLASS A
 2005                                        $10.00          $0.21 1               --               $(0.13)#
 2004 +++                                     10.00           0.17 1               --                 0.03

 CLASS C
 2005                                        $10.00          $0.16 1               --               $(0.13)#
 2004 +++                                     10.00           0.14 1               --                 0.02



                                                                Distributions       Distributions
                                                Total             from Net              from            Return
                                                from             Investment            Capital            of
                                             Operations            Income               Gains           Capital
------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           $0.38             $(0.36)              $(0.20)               --
 2004 ^^                                         0.61              (0.23)               (0.08)               --

 CLASS A
 2005                                           $0.35             $(0.33)              $(0.20)               --
 2004 +++                                        0.59              (0.21)               (0.08)               --

 CLASS C
 2005                                           $0.29             $(0.26)              $(0.20)               --
 2004 +++                                        0.53              (0.16)               (0.08)               --

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           $0.10             $(0.25)              $(0.04)               --
 2004                                            0.33              (0.29)                  --            $(0.04)
 2003                                            0.43              (0.43)                  --                --
 2002 12                                         0.20              (0.20)               (0.04)               --
 2001 13                                         0.62              (0.62)                  --                --
 2000 13                                         0.66              (0.66)                  --                --


 CLASS A
 2005                                           $0.08             $(0.22)              $(0.04)               --
 2004 +++                                        0.20              (0.17)                  --            $(0.03)

 CLASS C
 2005                                           $0.03             $(0.17)              $(0.04)               --
 2004 +++                                        0.16              (0.13)                  --            $(0.03)




                                                                               Net
                                                                              Asset
                                                           Reverse            Value
                                             Total          Stock              End              Total
                                         Distributions      Split           of Period          Return
------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                      $(0.56)             --             $10.12            3.72%
 2004 ^^                                    (0.31)             --              10.30            6.19%+

 CLASS A
 2005                                      $(0.53)             --             $10.12            3.46%
 2004 +++                                   (0.29)             --              10.30            6.00%+

 CLASS C
 2005                                      $(0.46)             --             $10.12            2.79%
 2004 +++                                   (0.24)             --              10.29            5.36%+

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                      $(0.29)             --            $  9.81            1.02%##
 2004                                       (0.33)             --              10.00            3.38%
 2003                                       (0.43)             --              10.00            4.38%
 2002 12                                    (0.24)          $0.04              10.00            1.98%+
 2001 13                                    (0.62)             --              10.00            6.34%
 2000 13                                    (0.66)             --              10.00            6.80%


 CLASS A
 2005                                      $(0.26)             --            $  9.82            0.87%##
 2004 +++                                   (0.20)             --              10.00            1.99%+

 CLASS C
 2005                                      $(0.21)             --            $  9.82            0.36%##
 2004 +++                                   (0.16)             --              10.00            1.65%+



                                                                                Ratio
                                              Net                               of  Net
                                            Assets             Ratio          Investment
                                              End           of Expenses         Income
                                           of Period        to Average        to Average
                                             (000)          Net Assets        Net Assets
---------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                    $    7,302            0.85%             3.38%
 2004 ^^                                      6,377            0.85%*            3.33%*

 CLASS A
 2005                                    $       55            1.10%             3.13%
 2004 +++                                        53            1.10%*            3.05%*

 CLASS C
 2005                                    $       68            1.85%             2.38%
 2004 +++                                        66            1.85%*            2.37%*

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                    $  392,118            0.83%             2.08%
 2004                                     1,424,238            1.00%             2.87%
 2003                                     1,192,971            1.00%             3.65%
 2002 12                                    518,004            1.00%*            4.67%*
 2001 13                                     71,298            1.00%             5.97%
 2000 13                                     24,065            1.03%             6.53%


 CLASS A
 2005                                    $       52            1.05%             2.12%
 2004 +++                                        51            1.25%*            2.52%*

 CLASS C
 2005                                    $       51            1.55%             1.62%
 2004 +++                                        51            1.75%*            2.02%*



                                                Ratio               Ratio of Net
                                             of Expenses             Investment
                                             to Average             Income (Loss)
                                             Net Assets              to Average
                                             (Excluding              Net Assets
                                              Waivers,           (Excluding Waivers,
                                           Expenses Borne          Expenses Borne
                                             by Adviser,             by Adviser,
                                           Reimbursements          Reimbursements            Portfolio
                                             and Expense             and Expense             Turnover
                                            Reduction)^^^           Reduction)^^^              Rate
---------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           2.05%                  2.18%                 350.28%
 2004 ^^                                        2.36%*                 1.82%*                258.83%+

 CLASS A
 2005                                           2.30%                  1.93%                 350.28%
 2004 +++                                       2.60%*                 1.55%*                258.83%+

 CLASS C
 2005                                           3.05%                  1.18%                 350.28%
 2004 +++                                       3.37%*                 0.83%*                258.83%+

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           1.17%                  1.74%                 400.26%
 2004                                           1.30%                  2.57%                 257.21%
 2003                                           1.34%                  3.31%                 222.67%
 2002 12                                        1.32%*                 4.35%*                116.91%+
 2001 13                                        1.62%                  5.35%                 196.00%
 2000 13                                        1.84%                  5.69%                  72.00%


 CLASS A
 2005                                           1.39%                  1.78%                 400.26%
 2004 +++                                       1.52%*                 2.25%*                257.21%+

 CLASS C
 2005                                           1.89%                  1.28%                 400.26%
 2004 +++                                       2.02%*                 1.75%*                257.21%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                            Net                              Realized and
                           Asset                              Unrealized
                           Value             Net               Gains or              Total
                         Beginning       Investment            (Losses)              from
                         of Period         Income            on Securities        Operations
---------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     $1.00           $0.01 1                --                $0.01
  2004                      1.00              -- 1                --                   --
  2003                      1.00            0.01                  --                 0.01
  2002                      1.00            0.03                  --                 0.03
  2001                      1.00            0.06                  --                 0.06


                                                                                                    Net
                              Distributions         Distributions                                  Asset
                                from Net                from                                       Value
                               Investment              Capital                 Total                End
                                 Income                 Gains              Distributions         of Period
-------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                           $(0.01)                   --                 $(0.01)              $1.00
  2004                               --                    --                     --                1.00
  2003                            (0.01)                   --                  (0.01)               1.00
  2002                            (0.03)                   --                  (0.03)               1.00
  2001                            (0.06)                   --                  (0.06)               1.00


                                                                                                Ratio             Ratio of Net
                                                                                             of Expenses           Investment
                                                                                             to Average              Income
                                                                                             Net Assets            to Average
                                                                                             (Excluding            Net Assets
                                                                                              Waivers,             (Excluding
                                             Net                        Ratio of Net          Expenses          Waivers, Expenses
                                           Assets           Ratio        Investment             Borne               Borne by
                                             End         of Expenses       Income            by Adviser            Adviser and
                           Total          of Period      to Average      to Average          and Expense             Expense
                          Return            (000)        Net Assets      Net Assets         Reduction)^^^         Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2005                     0.91%          $ 41,720          0.82%            0.87%               0.83%                0.86%
  2004                     0.32%            53,905          0.88%            0.32%               0.89%                0.31%
  2003                     0.94%            94,459          0.75%            0.93%               0.75%                0.93%
  2002                     2.55%           107,513          0.59%            2.92%               0.59%                2.91%
  2001                     5.98%           525,463          0.52%            5.78%               0.52%                5.78%




*    Annualized
+    Total return and portfolio turnover have not been annualized.
++   Class A and Class C shares commenced operations on September 30, 2003.
+++  Class A and Class C shares commenced operations on July 31, 2003.
++++ The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.
^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^  See note 11 on page 125.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# The impact of the payment from affiliate (See Note 2 on page 110) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
## A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the PBHG Class, Advisor Class, Class A, and Class C, respectively.
1    Per share calculations were performed using average shares for the period.
2 The PBHG Large Cap Growth Concentrated Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
4 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5    For the year ended December 31.
6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.
7 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
8    For the year or period ended April 30.
9 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
10 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
11 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
12 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
13   For the year or period ended October 31.
14 The Dwight Short Term Fixed Income Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi Annual Reports or other information and for shareholder inquiries, call 1-800-433-0051.

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 1-800-433-0051; and (iii) on the Commission's website at www.sec.gov. PBHG Funds has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.

INVESTMENT ADVISER
Liberty Ridge Capital, Inc.
DISTRIBUTOR
Old Mutual Investment Partners

SEC FILE NUMBER 811-04391

PBHG LRC A&C PRO -- 7/05

Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

                      PROSPECTUS CLASS A AND CLASS C SHARES

                                 JULY 22, 2005

                     FUNDS MANAGED BY OLD MUTUAL AFFILIATES

                           CLASS A AND CLASS C SHARES





EQUITY FUNDS
Analytic Disciplined Equity Fund
Clipper Focus Fund
TS&W Small Cap Value Fund


SPECIALTY FUND
Heitman REIT Fund

FIXED-INCOME FUNDS
Dwight Intermediate Fixed
  Income Fund

Dwight Short Term Fixed
  Income Fund
(formerly known as PBHG IRA Capital Preservation Fund)



              Managed by Affiliates of Old Mutual Asset Management

PBHG Funds is the issuer of the securities offered by this Prospectus.

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Old Mutual Asset Management is the marketing name for the affiliated companies of Old Mutual (US) Holdings Inc., the asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. The investment adviser and distributor for PBHG Funds are wholly-owned subsidiaries of Old Mutual (US) Holdings Inc.

AN INTRODUCTION TO FUNDS AND THIS PROSPECTUS

The mutual funds included in this Prospectus offer a convenient and economical means of investing in professionally managed portfolios of securities. These mutual funds will be referred to as "Funds". This Prospectus offers Class A and Class C Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

The Funds described in this Prospectus are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund).

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

                                                                                                       PAGE

ANALYTIC DISCIPLINED EQUITY FUND..........................................................................2
CLIPPER FOCUS FUND........................................................................................8
TS&W SMALL CAP VALUE FUND................................................................................15
HEITMAN REIT FUND........................................................................................22
DWIGHT INTERMEDIATE FIXED INCOME FUND....................................................................28
DWIGHT SHORT TERM FIXED INCOME FUND (formerly known as PBHG IRA Capital Preservation Fund)...............34
RELATED PERFORMANCE INFORMATION OF DWIGHT (DWIGHT INTERMEDIATE FIXED INCOME FUND)........................41
MORE ABOUT THE FUNDS.....................................................................................41
         OUR INVESTMENT STRATEGIES.......................................................................41
RISKS AND RETURNS........................................................................................43
THE INVESTMENT ADVISER & SUB-ADVISERS....................................................................56
THE INVESTMENT ADVISER...................................................................................56
THE SUB-ADVISERS.........................................................................................58
         PACIFIC FINANCIAL RESEARCH, INC.................................................................58
         ANALYTIC INVESTORS, INC.........................................................................58
         HEITMAN REAL ESTATE SECURITIES LLC..............................................................58
         DWIGHT ASSET MANAGEMENT COMPANY.................................................................58
         THOMPSON, SIEGEL & WALMSLEY, INC................................................................58
THE PORTFOLIO MANAGERS...................................................................................59
YOUR INVESTMENT..........................................................................................62
POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING.........................................................62
VALUING PORTFOLIO SECURITIES.............................................................................65
PRICING FUND SHARES - NET ASSET VALUE (NAV)..............................................................65
CHOOSING A SHARE CLASS...................................................................................65
BUYING SHARES............................................................................................72
SELLING SHARES...........................................................................................73
GENERAL POLICIES.........................................................................................73
EXCHANGES BETWEEN FUNDS..................................................................................74
DISTRIBUTION AND TAXES...................................................................................74
DISTRIBUTION ARRANGEMENTS................................................................................75
REVENUE SHARING..........................................................................................76
FINANCIAL HIGHLIGHTS.....................................................................................77

                        ANALYTIC DISCIPLINED EQUITY FUND


GOAL

The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. The Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

The Fund may use "short selling" to seek positive returns in instances where Analytic believes a security's price will decline or to hedge long positions. Short selling involves selling securities the Fund does not own but borrows from a broker or other financial institution. The Fund will realize a profit or loss from short selling depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Proceeds from short sales will generally be invested in equity securities, which will cause the Fund to be leveraged.

Analytic may sell short securities in an amount up to 20% of the Fund's net assets at the time of the sale.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not decrease as Analytic anticipates. The use of short sales may also cause the Fund to have higher expenses than those of other equity funds that do not use short selling strategies.

Leverage may exaggerate the effects of any increase or decrease in the value of the Fund's portfolio securities and cause the Fund to be more volatile than it would without the use of leverage. Therefore, the Fund may lose more money in adverse market environments than it would if leverage were not used.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

                  1995            34.13%
                  1996            22.03%
                  1997            29.05%
                  1998            37.40%
                  1999            19.57%
                  2000            -9.79%
                  2001            -6.76%
                  2002           -25.83%
                  2003            28.61%
                  2004             8.95%

The Fund's year-to-date return as of June 30, 2005 was 2.35%

BEST QUARTER:                    Q4 1998            20.47%
WORST QUARTER:                   Q3 2002           -18.76%

* The inception date of the Analytic Disciplined Equity Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was July 1, 1993) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                     Past             Past                 Past
                                                    1 Year          5 Years              10 Years
                                                    ------          -------              --------
Analytic Disciplined Equity Fund - Class A*
     Returns Before Taxes                            2.67%           -3.81%                11.07%
     After Taxes on Distributions                    2.48%           -4.02%                 8.93%
     After Taxes on Distributions and
     Sale of Fund Shares***                          1.73%           -3.32%                 8.43%

Analytic Disciplined Equity Fund - Class**
     Returns Before Taxes                            7.06%           -3.39%                10.89%

S&P 500 Index
     (Reflects No Deduction for                     10.88%           -2.30%                12.07%
     Fees, Expenses or Taxes)

* The inception date of the Analytic Disciplined Equity Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 11.48%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 11.28% and 9.70%, respectively.

** The inception date of the Analytic Disciplined Equity Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception to December 31, 2004 was 15.35%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*


                                                         CLASS A                   CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE)                      5.75%                     Not Applicable
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)             Not Applicable(1)         1.00%
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                                   2.00%(2)                  2.00%(2)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                          0.70%                     0.70%
Distribution (12b-1) Fees                                Not Applicable            0.75%
Other Expenses
         Service Fees                                    0.25%                     0.25%
         Other Operating Expenses                        0.57%(3)                  0.57%(3)
         Total Other Expenses                            0.82%                     0.82%
Total Annual Operating Expenses                          1.52%(3)(4)               2.27%(3)(4)


* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
         - Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 1.53%, respectively for Class A shares and 0.58% and 2.28, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund until March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                          1 Year            2 Years           3 Years            4 Years             5 Years
                          ------            -------           -------            -------             -------
Class A                    $721              $872              $1028              $1189               $1356
Class C                    $333              $572               $818              $1070               $1329


                         6 Years            7 Years           8 Years            9 Years            10 Years
                         -------            -------           -------            -------            --------
Class A                   $1529              $1708             $1893              $2085               $2283
Class C                   $1596              $1870             $2151              $2439               $2736

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                          1 Year           2 Years            3 Years           4 Years             5 Years
                          ------           -------            -------           -------             -------
Class C                    $230              $572               $818             $1070                $1329

                         6 Years           7 Years            8 Years           9 Years             10 Years
                         -------           -------            -------           -------             --------
                           $1596            $1870              $2151             $2439                $2736


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A


                                       Column 1                                      Column 2
                                       --------                                      --------
                                                                          Cumulative Performance with the
                          Cumulative Performance without the     Deduction of Fees and Expenses (including maximum
         Year               Deduction of Fees and Expenses                     front end sales charge)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                         -2.47%
          2                            10.25%                                          0.92%
          3                            15.76%                                          4.44%
          4                            21.55%                                          8.07%
          5                            27.63%                                         11.83%
          6                            34.01%                                         15.72%
          7                            40.71%                                         19.75%
          8                            47.75%                                         23.92%
          9                            55.13%                                         28.23%
         10                            62.89%                                         32.69%


Class C

                               Column 1                        Column 2                        Column 3
                               --------                        --------                        --------
                                                                                              Cumulative
                              Cumulative                      Cumulative                 Performance with the
                         Performance without             Performance with the           Deduction of Fees and
                           the Deduction of                  Deduction of                 Expenses (assuming
       Year               Fees and Expenses               Fees and Expenses           redemption of Fund shares)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.73%                           1.70%
         2                      10.25%                           5.53%                           5.53%
         3                      15.76%                           8.42%                           8.42%
         4                      21.55%                          11.38%                          11.38%
         5                      27.63%                          14.42%                          14.42%
         6                      34.01%                          17.54%                          17.54%
         7                      40.71%                          20.75%                          20.75%
         8                      47.75%                          24.04%                          24.04%
         9                      55.13%                          27.43%                          27.43%
        10                      62.89%                          30.91%                          30.91%

                               CLIPPER FOCUS FUND


GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term primarily in common stocks of large U.S. companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) whose share prices trade significantly below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, identifies securities that it believes will outperform the S&P 500 Index over the long term (generally three to five years). PFR looks for common stocks that it believes the market has undervalued and that will have future financial results that are not reflected in their current market prices. In this regard, PFR's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors. PFR generally adds companies to the Fund when their share prices trade below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks, but may hold more or fewer securities if considered prudent and desirable by PFR. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. The value securities in the Fund can remain undervalued for years and may never reach what PFR believes are their full intrinsic values.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

In addition, holding a more limited number of stocks means that the Fund's portfolio holdings may at times be focused in fewer industries than a diversified fund. Companies in the same or similar industry may react similarly to industry-specific market or economic developments. The Fund may therefore be susceptible to the possibility that a group of related securities will decline in price due to industry-specific developments.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

                  1999            -2.25%
                  2000            43.83%
                  2001            11.55%
                  2002           -10.77%
                  2003            25.04%
                  2004             6.60%

The Fund's year-to-date return as of June 30, 2005 was -2.14%

BEST QUARTER:                    Q3 2000            20.49%
WORST QUARTER:                   Q3 2002           -15.98%

* The inception date of the Clipper Focus Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was September 10, 1998) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                           Since
                                                   Past              Past                Inception
                                                  1 Year            5 Years              (9/10/98)
                                                  ------            -------              ---------
Clipper Focus Fund - Class A*
    Returns Before Taxes                            0.44%           12.45%                12.24%
    After Taxes on Distributions                    0.10%           10.80%                10.76%
    After Taxes on Distributions and
    Sale of Fund Shares****                         0.47%            9.86%                 9.83%

Clipper Focus Fund - Class C**
    Returns Before Taxes                            4.83%           12.95%                12.46%

S&P 500 Index***
    (Reflects No Deduction for                     10.88%           -2.30%                 5.34%
    Fees, Expenses or Taxes)

* The inception date of the Clipper Focus Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 11.75%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 11.42% and 9.91%, respectively.

** The inception date of the Clipper Focus Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 15.68%.

*** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

**** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                                CLASS A                     CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE)                                 5.75%                Not Applicable
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)               Not Applicable(1)                  1.00%
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                                              2.00%(2)                  2.00%(2)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     1.00%                     1.00%
Distribution (12b-1) Fees                                    Not Applicable                   0.75%
Other Expenses
         Service Fees                                               0.25%                     0.25%
         Other Operating Expenses                                   0.44%(3)                  0.44%(3)
         Total Other Expenses                                       0.69%                     0.69%
Total Annual Operating Expenses                                     1.69%(3)                  2.44%(3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)         (0.04%)                   (0.04%)
Net Expenses                                                        1.65%(4)                  2.40%(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from .15% to approximately .12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.71%, respectively for Class A shares and 0.45% and 2.45%, respectively for Class C shares.

(4) These are the actual total fund operating expenses you should expect to pay as an investor in this Fund until March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.65% for Class A shares and 2.40% for Class C shares. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.65% for Class A shares and 2.40% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $256,665 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005. Prior to December 9, 2004, Liberty Ridge Capital contractually agreed to waive management fees and reimburse certain expenses to ensure that the Fund's total annual operating expenses would not exceed 1.75% for Class A shares and 2.50% for Class C shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class A                       $737            $904           $1077            $1256                 $1440
Class C                       $350            $606            $868            $1138                 $1414


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
Class A                     $1631            $1827            $2031          $2241                 $2458
Class C                     $1697            $1988            $2286          $2592                 $2905

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class C                       $247            $606           $868             $1138                 $1414

                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
                             $1697           $1988           $2286            $2592                $2905

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       Column 1                                      Column 2
                                       --------                                      --------
                                                                          Cumulative Performance with the
                          Cumulative Performance without the     Deduction of Fees and Expenses (including maximum
         Year               Deduction of Fees and Expenses                    front end sales charge)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                         -2.63%
          2                            10.25%                                          0.59%
          3                            15.76%                                          3.92%
          4                            21.55%                                          7.36%
          5                            27.63%                                         10.92%
          6                            34.01%                                         14.59%
          7                            40.71%                                         18.38%
          8                            47.75%                                         22.30%
          9                            55.13%                                         26.35%
         10                            62.89%                                         30.53%

Class C

                               Column 1                        Column 2                        Column 3
                               --------                        --------                        --------
                                                                                              Cumulative
                              Cumulative                      Cumulative                 Performance with the
                         Performance without             Performance with the           Deduction of Fees and
                           the Deduction of                  Deduction of                 Expenses (assuming
       Year               Fees and Expenses               Fees and Expenses           redemption of Fund shares)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                           2.56%                                1.53%
         2                      10.25%                           5.19%                                5.19%
         3                      15.76%                           7.88%                                7.88%
         4                      21.55%                          10.64%                                10.64%
         5                      27.63%                          13.47%                                13.47%
         6                      34.01%                          16.38%                                16.38%
         7                      40.71%                          19.36%                                19.36%
         8                      47.75%                          22.41%                                22.41%
         9                      55.13%                          25.55%                                25.55%
        10                      62.89%                          28.76%                                28.76%

                            TS&W SMALL CAP VALUE FUND


Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund generally closed to new investors. After the Closing Day, only the following investments into the Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; (b) new and subsequent investments made by directors, officers and employees of Liberty Ridge Capital and its affiliates; and (c) new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.

GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2005 the market capitalization range of the Russell 2000(R) Value Index was $25 million to $3 billion. The size of the companies in the Russell 2000(R) Value Index will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Calendar Year Total Returns*

                  2001            17.07%
                  2002            -1.36%
                  2003            42.68%
                  2004            30.22%

The Fund's year-to-date return as of June 30, 2005 was 3.60%.

BEST QUARTER:                    Q2 2003            18.64%
WORST QUARTER:                   Q3 2002           -15.95%

* The inception date of the TS&W Small Cap Value Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was July 31, 2000) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                        Since
                                                                 Past                 Inception
                                                                1 Year               (7/31/2000)
                                                                ------               -----------
TS&W Small Cap Value Fund - Class A*
         Returns Before Taxes                                     22.74%                21.75%
         After Taxes on Distributions                             22.39%                 N/A
         After Taxes on Distributions and Sale
         of Fund Shares                                           15.14%                 N/A

TS&W Small Cap Value Fund - Class C**
         Returns Before Taxes                                     28.25%                22.28%

Russell 2000(R) Value Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                                       22.25%                17.29%


* The inception date of the TS&W Small Cap Value Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. Since Inception returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the Investment Company Act of 1940 and, unlike a registered investment company, not required to make distributions. The average annual total return of Class A before taxes from its inception date (July 31, 2003) to December 31, 2004 was 32.61%.

** The inception date of the TS&W Small Cap Value Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date (July 31, 2003) to December 31, 2004 was 37.21%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*


                                                                CLASS A                   CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE)                               5.75%               Not Applicable
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)               Not Applicable(1)              1.00%
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED
OR EXCHANGED)                                                     2.00%(2)                2.00%(2)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   1.00%                   1.00%
Distribution (12b-1) Fees                                    Not Applicable               0.75%
Other Expenses
         Service Fees                                             0.25%%                  0.25%
         Other Expenses                                           0.53%(3)                0.54%(3)
         Total Other Expenses                                     0.78%                   0.78%
         Total Annual Operating Expenses                          1.78%(3)                2.54%(3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)       (0.03%)                 (0.04%)
Net Expenses                                                      1.75%(4)                2.50%(4)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
      - Redemption Fees" section of this prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from .15% to approximately .12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.79%, respectively for Class A shares and 0.54% and 2.54%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006 and $22,036 expiring in March 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class A                       $743            $919           $1100            $1288                 $1481
Class C                       $356            $622            $894            $1174                 $1460


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
Class A                      $1681            $1887          $2100            $2320                 $2547
Class C                      $1753            $2053          $2361            $2677                 $3000



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class C                       $253            $517           $787             $1063                 $1347

                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
                              $1637          $1935           $2240            $2552                 $2872

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       Column 1                                      Column 2
                                       --------                                      --------
                                                                          Cumulative Performance with the
                          Cumulative Performance without the     Deduction of Fees and Expenses (including maximum
         Year               Deduction of Fees and Expenses                    front end sales charge)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -2.70%
          2                            10.25%                                        0.44%
          3                            15.76%                                        3.67%
          4                            21.55%                                        7.01%
          5                            27.63%                                       10.45%
          6                            34.01%                                       14.01%
          7                            40.71%                                       17.68%
          8                            47.75%                                       21.47%
          9                            55.13%                                       25.38%
         10                            62.89%                                       29.42%

Class C


                               Column 1                        Column 2                        Column 3
                               --------                        --------                        --------
                                                                                              Cumulative
                              Cumulative                      Cumulative                 Performance with the
                         Performance without             Performance with the           Deduction of Fees and
                           the Deduction of                  Deduction of                 Expenses (assuming
       Year               Fees and Expenses               Fees and Expenses           redemption of Fund shares)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                              2.49%                           1.47%
         2                      10.25%                              5.01%                           5.01%
         3                      15.76%                              7.59%                           7.59%
         4                      21.55%                             10.24%                          10.24%
         5                      27.63%                             12.95%                          12.95%
         6                      34.01%                             15.73%                          15.73%
         7                      40.71%                             18.58%                          18.58%
         8                      47.75%                             21.50%                          21.50%
         9                      55.13%                             24.48%                          24.48%
        10                      62.89%                             27.55%                          27.55%

                                HEITMAN REIT FUND

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-50 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved. Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section of this Prospectus.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

                  1995           10.32%
                  1996           37.26%
                  1997           20.40%
                  1998          -15.55%
                  1999           -1.57%
                  2000           24.30%
                  2001            9.84%
                  2002            2.07%
                  2003           35.73%
                  2004           34.64%


The Fund's year-to-date return as of June 30, 2005 was 5.32%

BEST QUARTER:                   Q4 1996           19.20%
WORST QUARTER:                  Q3 2002          -11.06%

* The inception date of Heitman REIT Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was March 13, 1989) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                           Past               Past                   Past
                                                          1 Year             5 Years               10 Years
                                                          ------             -------               --------
Heitman REIT Fund - Class A*
         Returns Before Taxes                             26.95%              19.13%                13.78%
         After Taxes on Distributions                     24.01%              15.72%                10.65%
         After Taxes on Distributions
         and Sale of Fund Shares                          18.42%              14.61%                10.17%

Heitman REIT Fund - Class C**
         Returns Before Taxes                             32.66%              19.67%                13.61%

S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         10.88%              -2.30%                12.07%

Dow Jones Wilshire Real Estate Securities Index (float adjusted)
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         34.83%              22.33%                15.10%


* The inception date of the Heitman REIT Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 29.06%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 25.89% and 23.22%, respectively.

** The inception date of the Heitman REIT Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 34.33%

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*


                                                                     CLASS A                    CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE)                                      5.75%              Not Applicable
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)                    Not Applicable(1)                    1.00%
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                                                   2.00%(2)                    2.00%(2)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          0.85%                       0.85%
Distribution (12b-1) Fees                                         Not Applicable                     0.75%
Other Expenses
         Service Fees                                                    0.25%                       0.25%
         Other Operating Expenses                                        0.45%(3)                    0.45%(3)
         Total Other Expenses                                            0.70%                       0.70%
Total Annual Operating Expenses                                          1.55%(3)(4)                 2.30%(3)(4)


*    Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.56%, respectively for Class A shares and 0.46% and 2.31%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. However, you should know that for the period ending July 31, 2006, Liberty Ridge
     Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class A                       $724            $877           $1036            $1201                 $1371
Class C                       $336            $578            $827            $1082                 $1344


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
Class A                      $1547           $1729           $1918            $2113                 $2314
Class C                      $1614           $1891           $2175            $2466                 $2766

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class C                       $233            $578            $827            $1082                 $1344


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
                             $1614           $1891           $2175            $2466                 $2766


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       Column 1                                      Column 2
                                       --------                                      --------
                                                                          Cumulative Performance with the
                          Cumulative Performance without the     Deduction of Fees and Expenses (including maximum
         Year               Deduction of Fees and Expenses                    front end sales charge)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                        -2.50%
          2                            10.25%                                         0.87%
          3                            15.76%                                         4.35%
          4                            21.55%                                         7.95%
          5                            27.63%                                        11.67%
          6                            34.01%                                        15.52%
          7                            40.71%                                        19.51%
          8                            47.75%                                        23.63%
          9                            55.13%                                        27.90%
         10                            62.89%                                        32.31%

Class C


                               Column 1                        Column 2                        Column 3
                               --------                        --------                        --------
                                                                                              Cumulative
                              Cumulative                      Cumulative                 Performance with the
                         Performance without             Performance with the           Deduction of Fees and
                           the Deduction of                  Deduction of                 Expenses (assuming
       Year               Fees and Expenses               Fees and Expenses           redemption of Fund shares)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                            2.70%                           1.67%
         2                      10.25%                            5.47%                           5.47%
         3                      15.76%                            8.32%                           8.32%
         4                      21.55%                           11.25%                          11.25%
         5                      27.63%                           14.25%                          14.25%
         6                      34.01%                           17.33%                          17.33%
         7                      40.71%                           20.50%                          20.50%
         8                      47.75%                           23.76%                          23.76%
         9                      55.13%                           27.10%                          27.10%
        10                      62.89%                           30.53%                          30.53%

                      DWIGHT INTERMEDIATE FIXED INCOME FUND

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar-weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques, which create market exposure, such as dollar rolls.

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Both the chart and table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform it the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns

                  2004              4.91%

The Fund's year-to-date return as of June 30, 2005 was 1.53%

Best Quarter                     Q3 2004             2.14%
Worst Quarter                    Q2 2004             0.36%

Average Annual Total Returns as of 12/31/04

The table below provides average annual total return information for the Fund's Class A shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                               Past              Since Inception
                                                              1 Year                (7/31/03)
                                                              ------                ---------
Dwight Intermediate Fixed Income Fund -
         Class A
         Returns Before Taxes                                  -0.06%                  3.27%
         After Taxes on Distributions                          -1.85%                  1.46%
         After Taxes on Distributions and
         Sale of Fund Shares*                                  -0.05%                  1.74%

Dwight Intermediate Fixed Income Fund -
         Class C
         Returns Before Taxes                                   3.11%                  6.09%

Lehman Intermediate U.S. Aggregate Bond Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                                     3.75%                  4.84%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*


                                                                      CLASS A                    CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE)                                     4.75%                Not Applicable
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)                     Not Applicable(1)              1.00%
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)                                                  2.00%(2)                2.00%(2)
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
Management Fees                                                         0.40%                   0.40%
Distribution (12b-1) Fees                                          Not Applicable               0.75%
Other Expenses
         Service Fees                                                   0.25%                   0.25%
         Other Operating Expenses                                       1.64%(3)                1.64%(3)
         Total Other Expenses                                           1.89%                   1.89%
Annual Operating Expenses                                               2.29%(3)                3.04%(3)
Minus Fee Waiver and/or
Expenses Reimbursement (Contingent)                                    (1.19%)                 (1.19%)
Net Expenses                                                            1.10%(4)                1.85%(4)


*    Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Redemption Fees" section of this Prospectus for more details

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 1.65% and 2.30%, respectively for Class A shares and 1.65% and 3.05%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.10% for Class A shares and 1.85% for Class C shares. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.10% for Class A shares and 1.85% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2005, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006 and $89,032 expiring in Mach 2007. The Board made no reimbursement election during the fiscal year ended March 31, 2005.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class A                       $582            $812           $1047            $1290                 $1539
Class C                       $291            $610            $935            $1266                 $1604


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
Class A                      $1794          $2057            $2327            $2603                 $2888
Class C                      $1948          $2299            $2657            $3022                 $3395

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class C                       $188           $505            $827             $1157                 $1492


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
                             $1834           $2183           $2537            $2902                $3272

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 of each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 of each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

Class A

                                       Column 1                                      Column 2
                                       --------                                      --------
                                                                          Cumulative Performance with the
                          Cumulative Performance without the     Deduction of Fees and Expenses (including maximum
         Year               Deduction of Fees and Expenses                    front end sales charge)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                         -1.04%
          2                            10.25%                                          1.65%
          3                            15.76%                                          4.40%
          4                            21.55%                                          7.23%
          5                            27.63%                                         10.14%
          6                            34.01%                                         13.12%
          7                            40.71%                                         16.19%
          8                            47.75%                                         19.34%
          9                            55.13%                                         22.57%
         10                            62.89%                                         25.89%

Class C


                               Column 1                        Column 2                        Column 3
                               --------                        --------                        --------
                                                                                              Cumulative
                              Cumulative                      Cumulative                 Performance with the
                         Performance without             Performance with the           Deduction of Fees and
                           the Deduction of                  Deduction of                 Expenses (assuming
       Year               Fees and Expenses               Fees and Expenses           redemption of Fund shares)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                              3.15%                           2.12%
         2                      10.25%                              5.17%                           5.17%
         3                      15.76%                              7.23%                           7.23%
         4                      21.55%                              9.33%                           9.33%
         5                      27.63%                             11.48%                          11.48%
         6                      34.01%                             13.66%                          13.66%
         7                      40.71%                             15.89%                          15.89%
         8                      47.75%                             18.16%                          18.16%
         9                      55.13%                             20.48%                          20.48%
        10                      62.89%                             22.84%                          22.84%

                       DWIGHT SHORT TERM FIXED INCOME FUND
             (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)


GOAL

The Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

MAIN INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its total assets in two types of high quality fixed income obligations: U.S. Government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the sub-adviser. The Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion.

The Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. Government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Fund's assets, because of their potential to offer high yields while also meeting the Fund's quality policies.

Although the sub-adviser may adjust the Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it will keep it at three years or less.

In deciding which types of securities to buy and sell, the sub-adviser's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

MAIN INVESTMENT RISKS

There are several principal risk factors that could reduce the yield you receive from the Fund, cause you to lose money or cause the Fund's performance to trail that of other investments. The price of securities in the Fund, and the Fund's net asset value per share, will fluctuate. These price movements may occur because of changes in interest rates, an issuer's individual situation or industry change, or events in financial markets.

Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund's securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, reducing the value of the security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

In purchasing bonds, the Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default. While still considered investment grade, bonds in the fourth credit grade are more speculative and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Fund will strive to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section of this Prospectus.

PERFORMANCE INFORMATION

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information shown is the performance of the Fund's previous strategy. The previous strategy's goal was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share. As a result, past performance is not indicative of the Fund's future performance. For the period January 11, 2002 to September 30, 2004, the Dwight Short Term Fixed Income Fund was known as the PBHG IRA Capital Preservation Fund.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The Fund's previous investment goal, strategies and policies were substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Merrill Lynch U.S. Treasuries, 1-3 years, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Performance is also compared to the Fund's previous benchmark, the Ryan 5-Year GIC Master Index, an unmanaged index of guaranteed investment contracts (GICs) held for five years with an arithmetic mean of market rates of $1 million and the Lipper Money Market Funds Average, which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

Calendar Year Total Returns*

                  2000             6.67%
                  2001             5.75%
                  2002             4.23%
                  2003             3.32%
                  2004             1.63%

The Fund's year-to-date return as of June 30, 2005 was 1.12%.

BEST QUARTER:                     Q3 2000          1.73%
WORST QUARTER:                    Q4 2004         -0.08%

* The inception date of the Dwight Short Term Fixed Income Fund-Class A shares was July 31, 2003. The returns shown for Class A prior to its inception, are based on the restated historical performance of the Fund's predecessor (whose inception date was August 31, 1999) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                        Since
                                                           Past          Past         Inception
                                                          1 Year        5 Years       (8/31/99)
                                                          ------        -------       ---------
Dwight Short Term Fixed Income Fund - Class A*
         Returns Before Taxes                              -0.36%        3.89%          4.07%
         After Taxes on Distributions                      -1.25%        2.14%          2.25%
         After Taxes on Distributions and
         Sale of Fund Shares***                            -0.15%        2.24%          2.35%

Dwight Short Term Fixed Income Fund - Class C**
         Returns Before Taxes                               0.14%        3.60%          3.74%

Merrill Lynch U.S. Treasuries, 1-3 yrs
         (Reflects No Deduction for                         0.91%        4.93%          4.85%
         Fees, Expenses or Taxes)

Ryan 5-Year GIC Master Index
         (Reflects No Deduction for                         5.44%        6.16%          4.53%
         Fees, Expenses or Taxes)

Lipper Money Market Funds Average
         (Reflects No Deduction for                         0.78%        2.47%          2.39%
         Fees, Expenses or Taxes)

* The inception date of the Dwight Short Term Fixed Income Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 0.63%. The average annual total returns of Class A after taxes on distribution and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were -0.32% and 0.02%, respectively.

** The inception date of the Dwight Short Term Fixed Income Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before from its inception to December 31, 2004 was 1.01%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*


                                                                     CLASS A              CLASS C
Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
(AS A PERCENTAGE OF OFFERING PRICE)                                     4.75%          Not Applicable
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)                    Not Applicable(1)             1.00%
Redemption/Exchange Fee
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)
                                                                        2.00%(2)              2.00%(2)
Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.40%                 0.40%
Distribution (12b-1) Fees                                         Not Applicable              0.50%
Other Expenses
         Service Fees                                                   0.25%                 0.25%
         Other Operating Expenses                                       0.72%(3)              0.72%(3)
         Total Other Expenses                                           0.97%                 0.97%
Total Annual Operating Expenses                                         1.37%(3)              1.87%(3)
Minus Fee Waiver and/or Expense Reimbursement (Contingent)             (0.37%)               (0.37%)
Net Expenses                                                            1.00%(4)              1.50%(4)

* Expense information in the table has been restated to reflect current fees, including fees attributable to the Fund's new investment goal and strategies.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading
     - Redemption Fees" section of this Prospectus for more details.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses under the previous strategy were 0.74% and 1.39%, respectively for Class A shares and 0.74% and 1.89%, respectively for Class C shares.

(4) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2006. That's because for the period ending July 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.00% of Class A shares and 1.50% of Class C shares. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.00% of Class A shares and 1.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. Liberty Ridge Capital has agreed to not seek reimbursement of previously waived and reimbursed fees for the Fund for the period prior to October 19, 2004 when the Fund operated under the previous strategy.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER


                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class A                       $572            $710            $854            $1002                 $1156
Class C                       $256            $456            $662             $875                 $1094


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
Class A                      $1315           $1480           $1651            $1829                 $2012
Class C                      $1320           $1553           $1793            $2041                 $2297

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


                             1 Year         2 Years         3 Years          4 Years               5 Years
                             ------         -------         -------          -------               -------
Class C                       $153           $349            $552             $761                  $977


                            6 Years         7 Years         8 Years          9 Years              10 Years
                            -------         -------         -------          -------              --------
                             $1199           $1428           $1665            $1909                $2160

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 of each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 of each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of fund shares at end of period). The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

Class A


                                       Column 1                                      Column 2
                                       --------                                      --------
                                                                          Cumulative Performance with the
                          Cumulative Performance without the     Deduction of Fees and Expenses (including maximum
         Year               Deduction of Fees and Expenses                    front end sales charge)
         ----               ------------------------------                    -----------------------
          1                             5.00%                                       -0.99%
          2                            10.25%                                        2.61%
          3                            15.76%                                        6.33%
          4                            21.55%                                       10.19%
          5                            27.63%                                       14.19%
          6                            34.01%                                       18.34%
          7                            40.71%                                       22.63%
          8                            47.75%                                       27.08%
          9                            55.13%                                       31.70%
         10                            62.89%                                       36.48%

Class C

                               Column 1                        Column 2                        Column 3
                               --------                        --------                        --------
                                                                                              Cumulative
                              Cumulative                      Cumulative                 Performance with the
                         Performance without             Performance with the           Deduction of Fees and
                           the Deduction of                  Deduction of                 Expenses (assuming
       Year               Fees and Expenses               Fees and Expenses           redemption of Fund shares)
       ----               -----------------               -----------------           --------------------------
         1                       5.00%                              3.45%                         2.42%
         2                      10.25%                              6.69%                         6.69%
         3                      15.76%                             10.03%                        10.03%
         4                      21.55%                             13.47%                        13.47%
         5                      27.63%                             17.02%                        17.02%
         6                      34.01%                             20.69%                        20.69%
         7                      40.71%                             24.46%                        24.46%
         8                      47.75%                             28.36%                        28.36%
         9                      55.13%                             32.38%                        32.38%
        10                      62.89%                             36.52%                        36.52%

                    RELATED PERFORMANCE INFORMATION OF DWIGHT
                     (DWIGHT INTERMEDIATE FIXED INCOME FUND)

Shown below is performance information for a separate account composite managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is comprised of an account that is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the composite because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act, and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the composite account. These fees and expenses are lower than those estimated for the Fund. Use of the Fund's estimated expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed composite is not indicative of the Fund's future performance.

        Year Ended                                  Since Inception
     May 31, 2005(1)                    March 1, 2001 through May 31, 2005(1)
     -------------                      -----------------------------------
         6.00%                                          6.97%

(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

                              MORE ABOUT THE FUNDS

The following discussion and table describes in greater detail the main investment strategies discussed in the Fund Summaries section of this Prospectus. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Clipper Focus Fund

PFR invests like a long-term business partner would invest - it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and generally includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income. PFR's valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow.

Analytic Disciplined Equity Fund

Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

    o    Maximize expected returns for the Fund;

    o    Minimize expected volatility relative to its benchmark; and

    o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

The use of short selling is generally intended to better enable Analytic to meaningfully underweight smaller stocks within the Fund's benchmark, the S&P 500 Index, that Analytic believe will underperform.

Dwight Intermediate Fixed Income Fund

Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

Dwight Short Term Fixed Income Fund

Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Merrill Lynch U.S. Treasuries, 1-3 Years. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

Heitman REIT Fund

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W Small Cap Value Fund

TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

All Funds

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses (except for the Dwight Intermediate Fixed Income Fund), they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Analytic Disciplined Equity, TS&W Small Cap Value, Heitman REIT, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

A description of PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

                                RISKS AND RETURNS

                                EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Analytic Disciplined Equity Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund, other than the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, intends to remain fully invested, with at least 65% (or in most cases, 80%) of its assets in equity securities.

                                GROWTH SECURITIES

Equity securities that an investment adviser believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what the investment adviser believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

                                VALUE SECURITIES

Equity securities that TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing the Clipper Focus and TS&W Small Cap Value Funds, PFR and TS&W each use their research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.

                            FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities (ADR's not included in this limit). The Dwight Intermediate Fixed Income, Dwight Short Term Fixed Income and TS&W Small Cap Value Funds limit the amount of total assets in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus and Heitman REIT Funds do not invest a significant portion of their assets in foreign securities.

                            MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

80% of the money market instruments and other liquid short-term investments in which the Dwight Short Term Fixed Income Fund invests will be rated in one of the top two short-term ratings categories of a ratings agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

                    SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

                 TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

None of the Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

                       OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

                               ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

Each Fund may not invest more than 15% of its net assets in illiquid securities.

                                  SHORT SELLING

Short selling involves selling a security the Fund does not own. To complete the transaction, the Fund must borrow the security from a broker or other institution.

PRINCIPAL RISKS

If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss.

The Fund's gain is limited to the amount at which it sold a security short, however, the Fund's potential loss on a short sale is unlimited since there is no limit on the price a borrowed security could attain.

The Fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.

A lender may request borrowed securities be returned on short notice, which could result in the Fund having to replace borrowed securities at the most disadvantageous time at prices significantly greater than those at which the securities were sold short. Short selling may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

PRINCIPAL RETURNS

The Analytic Disciplined Equity Fund may use short selling as an investment technique to enhance the ability of the Fund's sub-advisor to underweight certain securities in the Fund's benchmark that the Fund's sub-adviser believes will underperform, thereby potentially increasing returns relative to the benchmark.

Other Funds may use short selling to hedge (limit) their equity exposure.

POLICIES TO BALANCE RISKS AND RETURNS

Analytic Disciplined Equity Fund may not sell short securities whose aggregate value is more than 20% of the Fund's net assets at the time of the sale.

Other Funds may not sell short securities whose aggregate value is more than 5% of the Fund's net assets at the time of the sale and will utilize short selling only as a hedging technique.

                                   DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

o   To reduce transaction costs;

o   To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o   To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

                       STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS

Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN

Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities, including stripped mortgage-backed securities that are deemed to be illiquid.

                                 REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

o   Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o   Increases in property taxes;

o   Casualty and condemnation losses; and

o   Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Each sub-adviser considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

                             FIXED INCOME SECURITIES

Fixed income securities include U.S. Government securities, U.S. Government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISKS AND RETURNS

The Adviser or a sub-adviser maintains policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

Under normal circumstances, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds intend to remain fully invested, with at least 80% of each Fund's assets invested in fixed income securities.

                           U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. Government.

POTENTIAL RISKS

U.S. Government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS

The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds lower the risk profile of their investment portfolios by holding U.S. Government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. Government.

POLICIES TO BALANCE RISK AND RETURN

The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds adjust their holdings in U.S. Government securities depending on the Adviser's or the sub-adviser's forecast of interest rate changes and the overall risk profile of its investment portfolio.

                        U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. Government.

POTENTIAL RISKS

U.S. Government agency securities are not direct obligations of the U.S. Government and certain U.S. Government agency securities are not backed by the full faith and credit of the U.S. Government. U.S. Government agency securities therefore represent a higher risk of default than U.S. Government securities.

POTENTIAL RETURNS

U.S. Government agency securities may offer higher yields and the potential for higher returns than U.S. Government securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in a U.S. Government agency security, the Adviser or a sub-adviser balances the risks associated with the security against the potential returns to the Fund.

                           MORTGAGE-BACKED SECURITIES

Securities that represent pools of mortgages (including collaterialized mortgage obligations (CMOs), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in an mortgage-backed security, the Adviser or a sub-adviser balances the risks associated with the security against the potential returns to the Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

                             ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a sub-adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

                                 CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. Government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a sub-adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

                            LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a sub-adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

                                  FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a sub-adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals. The Adviser or a sub-adviser will manage a Fund's currency exposure of its foreign investments and may hedge a portion of this exposure. Also, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds will not invest more than 15% of their assets in foreign bonds.

                     ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

The Adviser or a sub-adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals.

                      THE INVESTMENT ADVISER & SUB-ADVISERS

                             THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed approximatly $5.3 billion in assets as of June 30, 2005 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).

Liberty Ridge Capital oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, and by TS&W as sub-adviser for TS&W Small Cap Value. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and the sub-advisers and establishes policies that Liberty Ridge Capital and the sub-advisers must follow in their day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of Old Mutual Investment Partners as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warrant against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation"). If such other actions are filed, they will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, If Liberty Ridge Capital is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Management Company, LLP, from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

                                THE SUB-ADVISERS

PACIFIC FINANCIAL RESEARCH, INC. ("PFR"), a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. PFR, an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.9 billion in assets as of June 30, 2005.

ANALYTIC INVESTORS, INC. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Analytic is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $6.8 billion in assets as of June 30, 2005.

HEITMAN REAL ESTATE SECURITIES LLC ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Heitman is a wholly owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of Old Mutual (US) Holdings Inc. Heitman is an affiliate of Liberty Ridge Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman managed approximately $9.1 billion in assets as of June 30, 2005.

DWIGHT ASSET MANAGEMENT COMPANY ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Dwight is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc. Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $47.6 billion in assets as of June 30, 2005.

THOMPSON, SIEGEL & WALMSLEY, Inc. ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-adviser to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $5.4 billion in assets as of June 30, 2005. TS&W is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc.

Each sub-adviser is entitled to receive a fee from Liberty Ridge Capital equal to a percentage of the daily net assets of each Fund it sub-advises.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Clipper Focus Fund                                 1.00%
TS&W Small Cap Value Fund                          0.78%*
Analytic Disciplined Equity Fund                   0.70%
Heitman REIT Fund                                  0.85%
Dwight Intermediate Fixed Income Fund             **
Dwight Short Term Fixed Income Fund                0.31%*/***

*    Reflects a waiver of fees.

**   Fund waived all management fees during the last fiscal year.

*** The management fees paid during the last fiscal year were for management services based on the Fund's previous investment goal and strategies.

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund, except the Clipper Focus Fund, was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

                             THE PORTFOLIO MANAGERS

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers' investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

CLIPPER FOCUS FUND                       James H. Gipson founded PFR in 1980 and has been a portfolio manager with PFR since that time. Mr. Gipson is President and
                                         Chief Executive Officer and a principal of PFR. He received his B.A. and M.A. degrees in Economics with honors from the
                                         University of California, Los Angeles, and his M.B.A. degree with honors from Harvard Business School. Before entering the investment industry, Mr. Gipson served as an officer in the
                                         U.S. Navy and as a consultant for McKinsey & Co. Prior to
                                         founding PFR, he was a portfolio manager at Source Capital Co.
                                         and at Batterymarch Financial. He authored Winning the
                                         Investment Game: A Guide for All Seasons.

                                         Peter J. Quinn joined PFR as an analyst in 1987 and has been a portfolio manager since 1996. He currently is a Vice
                                         President and a principal of PFR. Mr. Quinn received his B.S.
                                         degree in Finance from Boston College, and his M.B.A. degree from the Peter F. Drucker School of Management.

                                         Michael C. Sandler joined PFR as an analyst in 1984 and has been a portfolio manager since 1986. He currently is a
                                         Vice President and a principal of PFR. Mr. Sandler received his B.B.A. degree with distinction in Finance, Marketing, and
                                         Management Information Systems, and his M.B.A. and J.D.
                                         degrees from the University of Iowa. Prior to joining PFR, he spent two years with International Harvester as a Manager of
                                         Asset Redevelopment and one year with Enterprise Systems, Inc.
                                         as Vice President of Business Development.

                                         Nugroho (Dede) Soeharto joined PFR as an analyst in 1987 and has been a portfolio manager since 2000. He currently
                                         is a Vice President and a principal of PFR. Mr. Soeharto
                                         received his B.S. degree in Chemistry from Bates College, and his M.B.A. degree from Babson College. Prior to joining PFR, he worked for the Bank of Boston.

                                         Kelly M. Sueoka joined PFR as an analyst in 1995 and has been a portfolio manager since 2000. He currently is a Vice
                                         President and a principal of PFR. Mr. Sueoka received his B.S.
                                         degree magna cum laude in Aerospace Engineering from the
                                         University of Michigan, and his M.B.A. degree from the
                                         University of Chicago. Prior to receiving his M.B.A, he spent four years as a Flight Test Engineer for McDonnell Douglas.

                                         Bruce G. Veaco, CPA joined PFR as an analyst in 1986 and has been a portfolio manager since 1988. He currently is
                                         the Chief Financial Officer, a Vice President and a principal of PFR. Mr. Veaco graduated summa cum laude from the
                                         University of California, Los Angeles with a B.A. degree in
                                         Economics, and received his M.B.A. degree from Harvard
                                         Business School. Prior to receiving his M.B.A., he spent five years as an Audit Manager in the Los Angeles office of Price
                                         Waterhouse.

TS&W SMALL CAP VALUE FUND                Frank H.  Reichel, III is the portfolio manager of the TS&W
                                         Small Cap Value Fund.  Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios.
                                         Mr. Reichel has worked as a portfolio manager for TS&W since
                                         August 2000.  Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management
                                         Company.

ANALYTIC DISCIPLINED EQUITY FUND         Harindra de Silva, Ph.D., CFA (President and Portfolio
                                         Manager) is responsible for Analytic's strategic direction and the ongoing development of its investment processes. Dr. de
                                         Silva focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical
                                         Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at
                                         Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors
                                         including investment managers, large pension funds and
                                         endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical
                                         Engineering from the University of Manchester Institute of
                                         Science and Technology and an M.B.A. in Finance and an M.S. in
                                         Economic Forecasting from the University of Rochester. He has
                                         19 years of industry experience.



                                         Dennis Bein, CFA (Chief Investment Officer and Portfolio
                                         Manager) is responsible for the ongoing research for
                                         Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team,
                                         Mr. Bein was a Senior Consultant for AG Risk Management,
                                         Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of
                                         Management at the University of California, Riverside. Mr.
                                         Bein completed his undergraduate studies in Business
                                         Administration at the University of California, Riverside. He
                                         has 14 years of industry experience.

                                         Gregory M. McMurran (Chief Investment Officer and Portfolio
                                         Manager) is responsible for the management of implementation of Analytic's investment strategies. He joined Analytic in
                                         1976 as a member of the portfolio management staff. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr.
                                         McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a
                                         B.S. in Economics from the University of California, Irvine.
                                         He also received an M.A. in Economics at California State
                                         University, Fullerton. He has 28 years of industry experience.

                                         Steven Sapra, CFA (Portfolio Manager) is responsible for the ongoing research for Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining
                                         Analytic in 1999 as a member of the U.S. equity team, Mr.
                                         Sapra was a Senior Consultant for BARRA, Inc. He received an
                                         M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic
                                         University, Pomona. He has seven years of industry experience.

HEITMAN REIT FUND                        Timothy J. Pire, CFA, is managing director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management.  Prior to joining the sub-adviser in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P.

                                         Randall E. Newsome is executive vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management.  Prior to joining the sub-adviser in 1994, Mr. Newsome served as vice president and research analyst with PRA Securities Advisors, L.P.

                                         Larry S. Antonatos is senior vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management.  Mr. Antonatos also oversees Heitman's trading positions.  Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch
                                         Investors Service, L.P.  in New York City (1997-1998) and as a
                                         Fund manager with Equitable Real Estate Investment Management,
                                         Inc. in Chicago from 1992 to 1997.


DWIGHT INTERMEDIATE FIXED INCOME FUND    David T. Kilborn joined Dwight as an investment manager in 1995 and has fifteen years of financial services experience.  Prior to that time, he was a Fixed Income Securities Trader at Nations
                                         Banc Capital Markets, Charlotte, North Carolina.  He received his B.S.  from Trinity College.  Mr.  Kilborn is a Chartered
                                         Financial Analyst.

                                         Robert P. Clancy, Senior Vice President of Dwight.  Mr. Clancy
                                         has twenty-two years of investment experience.  Prior to joining
                                         Dwight in 2001, he was a Vice-President at Standish, Ayer & Wood
                                         and Senior Vice Portfolio Manager at Dewey Square Investors.  He
                                         received his B.S. from Brown University.

DWIGHT SHORT TERM FIXED INCOME FUND      David T. Kilborn.  Mr. Kilborn's work experience is discussed under Dwight Intermediate Fixed Income Fund.

                                         Derrick M. Wulf, Senior Vice President of Dwight.  Mr. Wulf has
                                         seven years of financial services experience.  Prior to joining
                                         Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.


                                 YOUR INVESTMENT

                POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., purchases of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

PBHG Funds' Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

(1)   trade activity monitoring;

(2)   trading guidelines;

(3)   a redemption fee on trades in all Funds described in this Prospectus; and

(4)   selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors ("financial intermediaries") often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of financial intermediaries to monitor trading activity in omnibus accounts and enforce the Funds' excessive short-term trading policy on shareholders in such accounts. There is no assurance that the financial intermediaries will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all financial intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund, which is offered by a separate prospectus) per calendar year, or if PBHG Funds, Liberty Ridge Capital or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), PBHG Funds will not knowingly accept any additional purchase and exchange orders from such shareholder. PBHG Funds and Liberty Ridge Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not excessive short-term trading activity, for legitimate trading purposes and consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. PBHG Funds may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE

All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

    1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

    2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

    3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

    4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

    5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

    6. redemptions initiated by a Fund, as permitted in the Prospectus.

PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities.

                          VALUING PORTFOLIO SECURITIES

Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See the "Fair Value Pricing" section of this Prospectus. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

                   PRICING FUND SHARES - NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund's NAV is calculated and each Fund's shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed.

                             CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of each Fund are offered by this Prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

                                         CLASS A                             CLASS C

Initial Sales Charge                     up to 5.75%                         None

Contingent Deferred Sales Charge (CDSC)  None (except on redemptions of
                                         1.00% on redemptions within one
                                         year certain large purchases
                                         held for less than one year)

Distribution and Service Fees            0.25%                               1.00%

Dividends                                Generally higher than Class C due   Generally lower than Class A due to
                                         to lower annual expenses            higher annual expenses

Typical Shareholder                      Generally more appropriate for      Generally more appropriate for
                                         long-term investors                 short-term investors


The sales charge information in this section of the prospectus can also be accessed, free of charge, on the Funds' website at http://www.pbhgfunds.com/Breakpoints.

SALES CHARGES

CLASS A SHARES

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds. Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.

EQUITY FUNDS

Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: Clipper Focus, TS&W Small Cap Value, Analytic Disciplined Equity, and Heitman REIT Funds.


                                                           Investor's Initial Sales Charge
                                                           -------------------------------

     Amount of Investment in Single       As a Percentage of the Public      As a Percentage of the Net Amount
              Transaction                        Offering Price                           Invested
              -----------                        --------------                           --------
Less than $100,000                                     5.75%                              6.10%

$100,000 but less than $250,000                        4.50%                              4.71%

$250,000 but less than $500,000                        3.25%                              3.36%

$500,000 but less than $1,000,000                      2.00%                              2.04%

$1,000,000 and over                                    0%                                 0%


FIXED INCOME FUNDS

Class A shares of the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income (the "Fixed Income Funds") are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.


                                                                    Investor's Initial Sales Charge
                                                                    --------------------------------
      Amount of Investment in Single          As a Percentage of the Public          As a Percentage of the Net Amount
                Transaction                           Offering Price                             Invested
                -----------                           --------------                             --------
Less than $100,000                                       4.75%                                     4.99%

$100,000 but less than $250,000                          3.50%                                     3.63%

$250,000 but less than $500,000                          2.50%                                     2.56%

$500,000 but less than $1,000,000                        2.00%                                     2.04%

$1,000,000 and over                                      0%                                        0%


WAYS TO REDUCE OR ELIMINATE CLASS A INITIAL SALES CHARGES

Certain investors may be eligible to purchase Class A shares at net asset value and not pay an initial sales charge. Other investors may be eligible for reduced initial sales charges on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The Statement of Additional Information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

CLASS A PURCHASES NOT SUBJECT TO INITIAL SALES CHARGES

You will not pay initial sales charges:

o on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at net asset value may result in your paying a contingent deferred sales charge if such shares are redeemed within one year of purchase. See "Class A Purchases Subject to Contingent Deferred Sales Charge."

o on additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

o    on shares purchased by reinvesting dividends and distributions.

o when exchanging shares among Funds with the same or higher initial sales charges (see "General Policies - Exchanges Between Funds" for more information on exchanges between Funds).

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinstatement privilege.

o    when a merger, consolidation or acquisition of assets of a Fund occurs.

o if you are the Adviser, an affiliated company of the Adviser or a sub-adviser to a Fund and you purchase your shares directly through Old Mutual Investment Partners (the "Distributor").

o if (a) you are a current or retired trustee, officer or employee (each such person referred to hereinafter as an "Employee") of (i) the Adviser, (ii) a Sub-Adviser, or (iii) affiliates of the Adviser or Sub-Adviser or of other mutual funds which are advised by the Adviser, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member, (b) you opened your account while you or your immediate family member was an Employee, and
     (c) you purchased your shares directly through the Distributor.

o if you are an employee benefit plan established for employees of the Adviser, a sub-adviser or their affiliates.

o if you are a discretionary advised client of the Adviser and its affiliates.

o if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at net asset value are permitted by the policies of, and are made through, such person's employer.

o if you are a financial institution trust department investing an aggregate of up to $1 million in the Funds.

o if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Funds in connection with such services.

o if you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the Statement of Additional Information for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants' individual investments in the plans.

o if you are an individual or entity with substantial business relationship with PBHG Funds, the Adviser or their affiliates, as determined by a Vice President or more senior officer of PBHG Funds or the Adviser and you purchase your shares directly through the Distributor.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, PBHG Funds may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the Statement of Additional Information for more information on Rights of Accumulation.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the Statement of Additional Information for more information on LOIs.

CONCURRENT PURCHASES

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes purchases of PBHG Emerging Growth, PBHG Growth, PBHG Large Cap Growth Concentrated, PBHG Large Cap Growth, PBHG Select Growth, PBHG Strategic Small Company, PBHG Focused, PBHG Large Cap, PBHG Mid-Cap, PBHG Small Cap and PBHG Technology & Communications. Direct purchases of PBHG Cash Reserves Fund are excluded for purposes of this calculation.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

o an individual, his or her spouse, or children residing in the same household,

o    any trust established exclusively for the benefit of an individual,

TRUSTEES AND FIDUCIARIES

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

OTHER GROUPS

o any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CLASS A PURCHASES SUBJECT TO CONTINGENT DEFERRED SALES CHARGES

A contingent deferred sales charge (CDSC) will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CLASS A PURCHASES NOT SUBJECT TO CONTINGENT DEFERRED SALES CHARGES

The contingent deferred sales charge will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

o managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to their use of the Funds in connection with such services.

o on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the Statement of Additional Information for more information on the reinstatement privilege.

o on purchases made in connection with the reimbursement of dividends and distributions from a Fund.

CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a contingent deferred sales charge (CDSC). Class C shares of Funds in the Equity and Fixed Income categories are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges." In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Funds.

CLASS C PURCHASES NOT SUBJECT TO CDSC

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o if you redeem shares acquired through reinvestment of dividends and distributions.

o    on increases in the net asset value of your shares.

o on redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period.

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinstatement privilege.

o upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

o upon the post-purchase disability as defined in Section 72(m)(7) of the Code of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the PBHG Funds). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' Statement of Additional Information for details.

COMPUTING A CDSC

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, PBHG Funds will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

                                  BUYING SHARES

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's net asset value.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Simple IRA: an IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult a Old Mutual Shareholder Services Representative or a tax adviser.

MINIMUM INVESTMENTS


                                                        Initial                Additional
                                                        -------                ----------
Regular Accounts                                        $ 2,500                no minimum
Uniform Gifts/Transfer to Minor Accounts                   $500                no minimum
Traditional IRAs                                        $ 2,000                no minimum
Roth IRAs                                               $ 2,000                no minimum
Coverdell Education Savings Accounts                       $500                no minimum
Systematic Investment Plans(1) (SIP)                       $500                    $25


(1) Provided a SIP is established, the minimum initial investment for each fund is $500 along with a monthly systematic investment of $25 or more.

                                 SELLING SHARES

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

                                GENERAL POLICIES

o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

o    Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 67. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

                             EXCHANGES BETWEEN FUNDS

You may exchange some or all shares of a particular Class of a Fund for the same Class of another Fund that offers such Class of shares. Class A shares of a Fund may not be exchanged for Class C shares, and Class C shares of a Fund may not be exchanged for Class A shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The Funds described in this Prospectus may also be exchanged with the PBHG Emerging Growth, PBHG Growth, PBHG Large Cap Growth Concentrated, PBHG Large Cap Growth, PBHG Select Growth, PBHG Strategic Small Company, PBHG Focused, PBHG Large Cap, PBHG Mid-Cap, PBHG Small Cap and PBHG Technology & Communications.

See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus for details of the limitations on exchanging between the Funds, including possible redemption fees.

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Consult your broker, dealer or financial intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

                             DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. The Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund pay shareholders dividends from the net investment income monthly and distributions from its net realized gain once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of a Fund (whether for cash or for shares of another Fund) may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCORPORATE SHAREHOLDERS

Type of Distribution              Tax rate for 15% bracket and lower         Tax rate for higher than 15%
--------------------              ----------------------------------         ----------------------------
Dividends Generally               Ordinary income rate                       Ordinary income rate
Qualified Dividends               5%                                         15%
Short-term Capital Gains          Ordinary income rate                       Ordinary income rate
Long-term Capital Gains           5%                                         15%

                            DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, two of which, Class A and Class C, are offered by this Prospectus. Class A and Class C have the same rights and privileges, except (i) Class A shares and Class C shares are subject to different sales charges (loads), as described in the section of this Prospectus titled "Choosing a Share Class"; (ii) Class C shares are subject to a distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) exchanges are not permitted between Class A shares and Class C shares but only among the same class; and (iv) Class A shares and Class C shares may have exclusive voting rights with respect to matters affecting only that class.

PBHG Funds, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Funds' distributor, Old Mutual Investment Partners and service fees to Old Mutual Investment Partners, brokers, dealers or other financial intermediaries. Currently, PBHG Funds is not paying fees under the Distribution Plan for Class A shares of each Fund and distribution fees are paid for the sale and distribution of all Class C shares of PBHG Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to Old Mutual Investment Partners are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Fund Summaries" and "Choosing a Share Class" for details on the distribution fees and service fees.

                                 REVENUE SHARING

PAYMENTS BY OLD MUTUAL INVESTMENT PARTNERS OR ITS AFFILIATES

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Choosing a Share Class" section of this Prospectus. Financial intermediaries may include financial planners or financial advisors, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing PBHG Funds and the Funds on the intermediary's sales system or placing PBHG Funds and the Funds on the intermediary's preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds and the Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces PBHG Funds' costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. PBHG Funds may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other financial intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or intermediary's sales and/or the value of Fund shares within a qualifying dealer's or intermediary's client accounts

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such intermediaries.

PAYMENTS BY PBHG FUNDS

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, PBHG Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

                              FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and Dwight Short-Term Fixed Income Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and Dwight Short-Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                    Net                                                     Realized and
                                   Asset                                                     Unrealized
                                   Value               Net                                    Gains or               Total
                                 Beginning         Investment         Redemption              (Losses)               from
                                 of Period            Loss               Fees               on Securities         Operations
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                    $9.84              $0.06 1                --                 $0.77              $0.83
  2004                                     7.35               0.05 1                --                  2.48               2.53
  2003                                    10.42               0.06                  --                 (3.06)             (3.00)
  2002 4                                  10.33               0.02                  --                  0.07               0.09
  2001 5                                  11.09               0.07                  --                 (0.76)             (0.69)
  2000 5                                  12.31               0.06                  --                 (1.20)             (1.14)

  CLASS A
  2005                                    $9.83              $0.04  1               --                 $0.77              $0.81
  2004 +++                                 8.66               0.03 1                --                  1.18               1.21

  CLASS C
  2005                                    $9.81             $(0.04) 1               --                 $0.76              $0.72
  2004 +++                                 8.66              (0.02) 1               --                  1.18               1.16



                                                                                                        Net
                                            Distributions    Distributions                             Asset
                                              from Net           from                                  Value
                                             Investment         Capital             Total               End
                                               Income            Gains          Distributions        of Period
--------------------------------------------------------------------------------------------------------------

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                        $(0.07)               --              $(0.07)           $10.60
  2004                                         (0.04)               --               (0.04)             9.84
  2003                                         (0.07)               --               (0.07)             7.35
  2002 4                                          --                --                  --             10.42
  2001 5                                       (0.07)               --               (0.07)            10.33
  2000 5                                       (0.06)           $(0.02)              (0.08)            11.09

  CLASS A
  2005                                        $(0.06)               --              $(0.06)           $10.58
  2004 +++                                     (0.04)               --               (0.04)             9.83

  CLASS C
  2005                                            --                --                  --            $10.53
  2004 +++                                    $(0.01)               --              $(0.01)             9.81



                                                                                                                     Ratio of
                                                                                                                     Expenses
                                                                                                                    to Average
                                                                                                                    Net Assets
                                                                                               Ratio of Net         (Excluding
                                                             Net                               Investment            Waivers,
                                                           Assets             Ratio              Income           Expenses Borne
                                                             End           of Expenses           (Loss)             by Adviser
                                       Total              of Period        to Average          to Average           and Expense
                                      Return                (000)          Net Assets          Net Assets          Reduction)^^^
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                 8.49%            $ 55,219              1.28%               0.57%               1.28%
  2004                                34.50%              65,668              1.24%               0.59%               1.25%
  2003                               (28.83)%             53,983              1.19%               0.62%               1.31%
  2002 4                               0.89%+            101,615              0.99%*              0.63%*              1.33%*
  2001 5                              (6.22)%             95,031              0.99%               0.64%               1.09%
  2000 5                              (9.33)%            118,545              0.97%               0.53%               0.97%

  CLASS A
  2005                                 8.21%            $    177              1.53%               0.38%               1.53%
  2004 +++                            13.95%+                 82              1.48%*              0.41%*              1.49%*

  CLASS C
  2005                                 7.34%            $     89              2.28%              (0.42)%              2.28%
  2004 +++                            13.41%+                 78              2.23%*             (0.35)%*             2.24%*



                                           Ratio of
                                        Net Investment
                                         Income (Loss)
                                          to Average
                                          Net Assets
                                          (Excluding
                                       Waivers, Expenses
                                           Borne by
                                          Adviser and           Portfolio
                                            Expense             Turnover
                                         Reduction)^^^            Rate
-------------------------------------------------------------------------------

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2005                                     0.57%                 173.71%
  2004                                     0.58%                 267.41%
  2003                                     0.50%                 212.69%
  2002 4                                   0.29%*                 65.99%+
  2001 5                                   0.54%                 229.00%
  2000 5                                   0.53%                 270.00%

  CLASS A
  2005                                     0.38%                 173.71%
  2004 +++                                 0.40%*                267.41%+

  CLASS C
  2005                                    (0.42)%                173.71%
  2004 +++                                (0.36)%*               267.41%+





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


PBHG FUNDS


                                Net                                                Realized and
                               Asset              Net                               Unrealized
                               Value          Investment                             Gains or            Total
                             Beginning          Income            Redemption         (Losses)            from
                             of Period          (Loss)               Fees          on Securities      Operations
----------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                           $15.88           $0.06 1             --                 $0.99             $1.05
  2004                            11.84            0.05 1             --                  4.07              4.12
  2003                            16.40            0.14               --                 (4.31)            (4.17)
  2002 7                          15.92            0.20               --                  2.34              2.54
  2001 8                          10.87            0.21               --                  5.49              5.70
  2000 8                          12.19            0.16               --                 (1.18)            (1.02)

  CLASS A
  2005                           $15.86           $0.02 1             --                 $1.00             $1.02
  2004 +++                        14.22            0.03 1             --                  1.69              1.72

  CLASS C
  2005                           $15.80          $(0.11) 1            --                 $1.00             $0.89
  2004 +++                        14.22           (0.05) 1            --                  1.69              1.64

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                           $20.80          $(0.16) 1            --                 $4.97             $4.81
  2004^                           16.12           (0.05) 1            --                  4.89              4.84

  CLASS A
  2005                           $20.76          $(0.22) 1            --                 $4.95             $4.73
  2004+++                         16.20           (0.08) 1            --                  4.80              4.72

  CLASS C
  2005                           $20.65          $(0.40) 1            --                 $4.92             $4.52
  2004+++                         16.20           (0.18) 1            --                  4.79              4.61


                                                                                                    Net
                                  Distributions       Distributions                                Asset
                                    from Net              from                                     Value
                                   Investment            Capital               Total                End
                                     Income               Gains            Distributions         of Period
-------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                                $(0.05)              $(0.23)              $(0.28)            $16.65
  2004                                 (0.06)               (0.02)               (0.08)             15.88
  2003                                 (0.15)               (0.24)               (0.39)             11.84
  2002 7                               (0.14)               (1.92)               (2.06)             16.40
  2001 8                               (0.21)               (0.44)               (0.65)             15.92
  2000 8                               (0.16)               (0.14)               (0.30)             10.87

  CLASS A
  2005                                $(0.03)              $(0.23)              $(0.26)            $16.62
  2004 +++                             (0.06)               (0.02)               (0.08)             15.86

  CLASS C
  2005                                    --               $(0.23)              $(0.23)            $16.46
  2004 +++                            $(0.04)               (0.02)               (0.06)             15.80

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                                    --                $(0.41)              $(0.41)            $25.20
  2004^                                   --                 (0.16)               (0.16)             20.80

  CLASS A
  2005                                    --                $(0.41)              $(0.41)            $25.08
  2004+++                                 --                 (0.16)               (0.16)             20.76

  CLASS C
  2005                                    --                $(0.41)              $(0.41)            $24.76
  2004+++                                 --                 (0.16)               (0.16)             20.65


                                                                                                                Ratio
                                                                                                             of Expenses
                                                                                                             to Average
                                                                                                             Net Assets
                                                                                                             (Excluding
                                                                                         Ratio of Net         Waivers,
                                                    Net                                  Investment           Expenses
                                                  Assets               Ratio               Income               Borne
                                                    End             of Expenses            (Loss)            by Adviser
                               Total             of Period          to Average           to Average          and Expense
                              Return               (000)            Net Assets           Net Assets         Reduction)^^^
---------------------------------------------------------------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                          6.64%          $1,374,194              1.44%                0.34%               1.46%
  2004                         34.82%           1,128,195              1.48%                0.36%               1.49%
  2003                        (25.73)%            647,508              1.45%                1.00%               1.52%
  2002 7                       17.48%+            621,735              1.40%*               1.26%*              1.44%*
  2001 8                       53.22%             272,069              1.40%                1.41%               1.41%
  2000 8                       (8.39)%             84,226              1.40%                1.47%               1.47%


  CLASS A
  2005                          6.41%          $    5,827              1.69%                0.12%               1.71%
  2004 +++                     12.07%+              2,555              1.75%*               0.25%*              1.76%*

  CLASS C
  2005                          5.62%          $   10,143              2.44%               (0.65)%              2.46%
  2004 +++                     11.56%+              3,093              2.50%*              (0.48)%*             2.51%*

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                         23.23%          $   91,746              1.50%               (0.68)%              1.54%
  2004^                        30.16%+             25,553              1.50%*              (0.42)%*             1.73%*

  CLASS A
  2005                         22.88%          $      833              1.76%               (0.93)%              1.78%
  2004+++                      29.26%+                198              1.75%*              (0.68)%*             1.99%*

  CLASS C
  2005                         21.99%          $    1,016              2.51%               (1.69)%              2.52%
  2004+++                      28.58%+                153              2.50%*              (1.43)%*             2.74%*


                                  Ratio of Net
                                   Investment
                                  Income (Loss)
                                   to Average
                                   Net Assets
                                   (Excluding
                                Waivers, Expenses
                                    Borne by
                                   Adviser and            Portfolio
                                     Expense              Turnover
                                  Reduction)^^^             Rate
---------------------------------------------------------------------
------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2005                               0.32%                 20.03%
  2004                               0.35%                 24.31%
  2003                               0.93%                 50.05%
  2002 7                             1.23%*                39.02%+
  2001 8                             1.40%                111.00%
  2000 8                             1.40%                 54.00%


  CLASS A
  2005                               0.10%                 20.03%
  2004 +++                           0.24%*                24.31%+

  CLASS C
  2005                              (0.67)%                20.03%
  2004 +++                          (0.49)%*               24.31%+

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2005                              (0.72)%                27.69%
  2004^                             (0.65)%*               27.33%+

  CLASS A
  2005                              (0.96)%                27.69%
  2004+++                           (0.92)%*               27.33%+

  CLASS C
  2005                              (1.70)%                27.69%
  2004+++                           (1.67)%*               27.33%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                    Net                                                   Realized and
                                                   Asset             Net                                   Unrealized
                                                   Value         Investment                                 Gains or
                                                 Beginning         Income             Redemption            (Losses)
                                                 of Period         (Loss)                Fees             on Securities
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                              $11.66         $ 0.30 1               --                $ 1.01^^^^
  2004                                                8.06           0.31 1               --                  3.80
  2003                                                9.58           0.30 1               --                 (0.87)
  2002                                                8.78           0.09                 --                  0.80
  2001 5,9                                            9.56           0.47                 --                  0.46
  2000 5                                              8.04           0.36                 --                  1.60


  CLASS A
  2005                                              $11.66         $ 0.27 1               --                $ 1.01^^^^
  2004 ++                                             9.84           0.14 1               --                  2.02

  CLASS C
  2005                                              $11.65         $ 0.18 1               --                $ 1.01^^^^
  2004 ++                                             9.84           0.03 1               --                  2.09




                                                                     Distributions      Distributions
                                                       Total           from Net             from             Return
                                                       from           Investment           Capital             of
                                                    Operations          Income              Gains            Capital
---------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                                  $ 1.31           $(0.29)             $(0.91)            --
  2004                                                    4.11            (0.34)              (0.12)        $(0.05) 10
  2003                                                   (0.57)           (0.31)              (0.61)         (0.03) 10
  2002                                                    0.89            (0.09)                 --             --
  2001 5,9                                                0.93            (0.45)              (1.21)         (0.05) 10
  2000 5                                                  1.96            (0.36)                 --          (0.08) 10


  CLASS A
  2005                                                  $ 1.28           $(0.26)             $(0.91)            --
  2004 ++                                                 2.16            (0.20)              (0.12)        $(0.02) 10

  CLASS C
  2005                                                  $ 1.19           $(0.18)             $(0.91)            --
  2004 ++                                                 2.12            (0.17)              (0.12)        $(0.02) 10




                                                                  Net                                    Net
                                                                 Asset                                 Assets              Ratio
                                                                 Value                                   End            of Expenses
                                             Total                End               Total             of Period         to Average
                                         Distributions         of Period           Return               (000)           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                    $(1.20)              $11.77               10.96%            $145,088              1.31%
  2004                                     (0.51)               11.66               52.08%             133,980              1.30%
  2003                                     (0.95)                8.06               (5.73)%             70,039              1.27%
  2002                                     (0.09)                9.58               10.11%+             76,679              1.36%*
  2001 5,9                                 (1.71)                8.78               10.41%              61,378              1.14%
  2000 5                                   (0.44)                9.56               24.90%              75,013              1.36%


  CLASS A
  2005                                    $(1.17)              $11.77               10.70%            $     68              1.56%
  2004 ++                                  (0.34)               11.66               22.35%+                 61              1.56%*

  CLASS C
  2005                                    $(1.09)              $11.75                9.88%            $    236              2.31%
  2004 ++                                  (0.31)               11.65               21.90%+                156              2.30%*




                                                                     Ratio           Ratio of Net
                                                                  of Expenses         Investment
                                                                  to Average         Income (Loss)
                                                                  Net Assets          to Average
                                                  Ratio           (Excluding          Net Assets
                                                 of  Net           Waivers,       (Excluding Waivers,
                                               Investment       Expenses Borne      Expenses Borne
                                                 Income           by Adviser,         by Adviser,
                                                 (Loss)         Reimbursements      Reimbursements          Portfolio
                                               to Average         and Expense         and Expense           Turnover
                                               Net Assets        Reduction)^^^       Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------
-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2005                                            2.52%              1.31%               2.52%               82.58%
  2004                                            3.15%              1.31%               3.14%               78.20%
  2003                                            3.42%              1.33%               3.36%              110.81%
  2002                                            4.20%*             1.47%*              4.09%*              25.08%+
  2001 5,9                                        4.57%              1.14%               4.57%              139.00%
  2000 5                                          4.14%              1.36%               4.14%               76.00%


  CLASS A
  2005                                            2.27%              1.56%               2.27%               82.58%
  2004 ++                                         2.63%*             1.57%*              2.62%*              78.20%+

  CLASS C
  2005                                            1.54%              2.31%               1.54%               82.58%
  2004 ++                                         0.63%*             2.31%*              0.62%*              78.20%+






The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                                               Net
                                              Asset                                               Realized and
                                              Value             Net                                Unrealized
                                            Beginning       Investment         Redemption           Gains on
                                            of Period         Income              Fees             Securities
---------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                        $10.30          $0.35 1               --               $ 0.03
 2004 ^^                                      10.00           0.23 1               --                 0.38

 CLASS A
 2005                                        $10.30          $0.32 1               --               $ 0.03
 2004 +++                                     10.00           0.21 1               --                 0.38

 CLASS C
 2005                                        $10.29          $0.24 1               --               $ 0.05
 2004 +++                                     10.00           0.16 1               --                 0.37

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                        $10.00          $0.21 1               --               $(0.11)#
 2004                                         10.00           0.29 1               --                 0.04
 2003                                         10.00           0.39                 --                 0.04
 2002 12                                      10.00           0.20                 --                   --
 2001 13                                      10.00           0.61              $0.01                   --
 2000 13                                      10.00           0.65               0.01                   --


 CLASS A
 2005                                        $10.00          $0.21 1               --               $(0.13)#
 2004 +++                                     10.00           0.17 1               --                 0.03

 CLASS C
 2005                                        $10.00          $0.16 1               --               $(0.13)#
 2004 +++                                     10.00           0.14 1               --                 0.02



                                                                Distributions       Distributions
                                                Total             from Net              from            Return
                                                from             Investment            Capital            of
                                             Operations            Income               Gains           Capital
------------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           $0.38             $(0.36)              $(0.20)               --
 2004 ^^                                         0.61              (0.23)               (0.08)               --

 CLASS A
 2005                                           $0.35             $(0.33)              $(0.20)               --
 2004 +++                                        0.59              (0.21)               (0.08)               --

 CLASS C
 2005                                           $0.29             $(0.26)              $(0.20)               --
 2004 +++                                        0.53              (0.16)               (0.08)               --

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           $0.10             $(0.25)              $(0.04)               --
 2004                                            0.33              (0.29)                  --            $(0.04)
 2003                                            0.43              (0.43)                  --                --
 2002 12                                         0.20              (0.20)               (0.04)               --
 2001 13                                         0.62              (0.62)                  --                --
 2000 13                                         0.66              (0.66)                  --                --


 CLASS A
 2005                                           $0.08             $(0.22)              $(0.04)               --
 2004 +++                                        0.20              (0.17)                  --            $(0.03)

 CLASS C
 2005                                           $0.03             $(0.17)              $(0.04)               --
 2004 +++                                        0.16              (0.13)                  --            $(0.03)




                                                                               Net
                                                                              Asset
                                                           Reverse            Value
                                             Total          Stock              End              Total
                                         Distributions      Split           of Period          Return
------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                      $(0.56)             --             $10.12            3.72%
 2004 ^^                                    (0.31)             --              10.30            6.19%+

 CLASS A
 2005                                      $(0.53)             --             $10.12            3.46%
 2004 +++                                   (0.29)             --              10.30            6.00%+

 CLASS C
 2005                                      $(0.46)             --             $10.12            2.79%
 2004 +++                                   (0.24)             --              10.29            5.36%+

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                      $(0.29)             --            $  9.81            1.02%##
 2004                                       (0.33)             --              10.00            3.38%
 2003                                       (0.43)             --              10.00            4.38%
 2002 12                                    (0.24)          $0.04              10.00            1.98%+
 2001 13                                    (0.62)             --              10.00            6.34%
 2000 13                                    (0.66)             --              10.00            6.80%

 CLASS A
 2005                                      $(0.26)             --            $  9.82            0.87%##
 2004 +++                                   (0.20)             --              10.00            1.99%+

 CLASS C
 2005                                      $(0.21)             --            $  9.82            0.36%##
 2004 +++                                   (0.16)             --              10.00            1.65%+



                                                                                Ratio
                                              Net                               of  Net
                                            Assets             Ratio          Investment
                                              End           of Expenses         Income
                                           of Period        to Average        to Average
                                             (000)          Net Assets        Net Assets
---------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                    $    7,302            0.85%             3.38%
 2004 ^^                                      6,377            0.85%*            3.33%*

 CLASS A
 2005                                    $       55            1.10%             3.13%
 2004 +++                                        53            1.10%*            3.05%*

 CLASS C
 2005                                    $       68            1.85%             2.38%
 2004 +++                                        66            1.85%*            2.37%*

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                    $  392,118            0.83%             2.08%
 2004                                     1,424,238            1.00%             2.87%
 2003                                     1,192,971            1.00%             3.65%
 2002 12                                    518,004            1.00%*            4.67%*
 2001 13                                     71,298            1.00%             5.97%
 2000 13                                     24,065            1.03%             6.53%


 CLASS A
 2005                                    $       52            1.05%             2.12%
 2004 +++                                        51            1.25%*            2.52%*

 CLASS C
 2005                                    $       51            1.55%             1.62%
 2004 +++                                        51            1.75%*            2.02%*



                                                Ratio               Ratio of Net
                                             of Expenses             Investment
                                             to Average             Income (Loss)
                                             Net Assets              to Average
                                             (Excluding              Net Assets
                                              Waivers,           (Excluding Waivers,
                                           Expenses Borne          Expenses Borne
                                             by Adviser,             by Adviser,
                                           Reimbursements          Reimbursements            Portfolio
                                             and Expense             and Expense             Turnover
                                            Reduction)^^^           Reduction)^^^              Rate
---------------------------------------------------------------------------------------------------------------
-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2005                                           2.05%                  2.18%                 350.28%
 2004 ^^                                        2.36%*                 1.82%*                258.83%+

 CLASS A
 2005                                           2.30%                  1.93%                 350.28%
 2004 +++                                       2.60%*                 1.55%*                258.83%+

 CLASS C
 2005                                           3.05%                  1.18%                 350.28%
 2004 +++                                       3.37%*                 0.83%*                258.83%+

------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------

 PBHG CLASS
 2005                                           1.17%                  1.74%                 400.26%
 2004                                           1.30%                  2.57%                 257.21%
 2003                                           1.34%                  3.31%                 222.67%
 2002 12                                        1.32%*                 4.35%*                116.91%+
 2001 13                                        1.62%                  5.35%                 196.00%
 2000 13                                        1.84%                  5.69%                  72.00%


 CLASS A
 2005                                           1.39%                  1.78%                 400.26%
 2004 +++                                       1.52%*                 2.25%*                257.21%+

 CLASS C
 2005                                           1.89%                  1.28%                 400.26%
 2004 +++                                       2.02%*                 1.75%*                257.21%+


The accompanying notes are an integral part of the financial statements.

*    Annualized
+    Total return and portfolio turnover have not been annualized.
++   Class A and Class C shares commenced operations on September 30, 2003.
+++  Class A and Class C shares commenced operations on July 31, 2003.
++++ The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.
^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^  See note 11 on page 125.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# The impact of the payment from affiliate (See Note 2 on page 110) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
## A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the PBHG Class, Advisor Class, Class A, and Class C, respectively.
1    Per share calculations were performed using average shares for the period.
2 The PBHG Large Cap Growth Concentrated Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
4 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5    For the year ended December 31.
6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.
7 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
8    For the year or period ended April 30.
9 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
10 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
11 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
12 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
13   For the year or period ended October 31.
14 The Dwight Short Term Fixed Income Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi Annual Reports or other information and for shareholder inquiries, call 1-800-433-0051.

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange Commission website at www.sec.gov.

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.

INVESTMENT ADVISER
Liberty Ridge Capital, Inc.

DISTRIBUTOR
Old Mutual Investment Partners

SEC FILE NUMBER 811-04391

PBHG -- Sub-A&C Pro - 07/05

PR-IF-0105

                      Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information.

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 22, 2005

                                     Trust:
                                   PBHG FUNDS

                                     Funds:
                            PBHG EMERGING GROWTH FUND
                                PBHG MID-CAP FUND
                                PBHG GROWTH FUND
                               PBHG SMALL CAP FUND
                     PBHG LARGE CAP GROWTH CONCENTRATED FUND
                   (formerly known as PBHG Large Cap 20 Fund)
                               CLIPPER FOCUS FUND
                           PBHG LARGE CAP GROWTH FUND
                             PBHG SELECT GROWTH FUND
                            TS&W SMALL CAP VALUE FUND
                        PBHG STRATEGIC SMALL COMPANY FUND
                        ANALYTIC DISCIPLINED EQUITY FUND
                                HEITMAN REIT FUND
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                                PBHG FOCUSED FUND
                      DWIGHT INTERMEDIATE FIXED INCOME FUND
                               PBHG LARGE CAP FUND
                       DWIGHT SHORT TERM FIXED INCOME FUND
             (formerly known as PBHG IRA Capital Preservation Fund)
                             PBHG CASH RESERVES FUND

                                    Classes:
                          PBHG Class and Advisor Class


                              Investment Advisor:
                          LIBERTY RIDGE CAPITAL, INC.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the PBHG Class and Advisor Class shares of the series portfolios of the Trust named above (each a "Fund" and together, the "Funds"). It should be read in conjunction with the current Prospectuses for the PBHG Class and Advisor Class shares of the Funds. The Prospectuses dated July 22, 2005, may be obtained without charge by calling 1-800-433-0051.

The Annual Report, except for page 1 thereof, including the financial statements for each Fund contained therein is incorporated herein by reference. The Annual and Semi-Annual Report may each be obtained without charge by calling 1-800-433-0051.

                                TABLE OF CONTENTS

                                                                            PAGE

THE TRUST......................................................................4
DESCRIPTION OF PERMITTED INVESTMENTS...........................................7
RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS........................12
INVESTMENT LIMITATIONS........................................................32
TRUSTEES AND OFFICERS OF THE TRUST............................................38
5% AND 25% SHAREHOLDERS.......................................................43
THE ADVISER...................................................................59
THE SUB-ADVISERS..............................................................64
PORTFOLIO MANAGERS............................................................68
THE DISTRIBUTOR...............................................................69
THE ADMINISTRATOR AND SUB-ADMINISTRATOR.......................................70
OTHER SERVICE PROVIDERS.......................................................73
PORTFOLIO TRANSACTIONS........................................................74
DESCRIPTION OF SHARES.........................................................77
PURCHASES AND REDEMPTIONS OF SHARES...........................................78
DETERMINATION OF NET ASSET VALUE..............................................85
TAXES.........................................................................87
PERFORMANCE ADVERTISING.......................................................87
FINANCIAL STATEMENTS..........................................................93
CREDIT RATINGS................................................................93
EXHIBITS.....................................................................104
       EXHIBIT A - PBHG FUNDS AND PBHG INSURANCE SERIES FUND PROXY VOTING
                   GUIDELINES
       EXHIBIT B - ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES
       EXHIBIT C - PENDING LITIGATION
       EXHIBIT D - PORTFOLIO MANAGER DISCLOSURE

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.

Effective with the close of business on December 14, 2001, Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, and Heitman REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, Analytic Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio. On October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund voted in favor of changing the Fund's investment goal and strategies and the Fund's name was changed to the Dwight Short Term Fixed Income Fund.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through four separate classes: PBHG Class, Advisor Class (formerly the Trust Class), Class A and Class C shares, which have different distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to only the PBHG Class and Advisor Class shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Liberty Ridge Capital, Inc., formerly known as Pilgrim Baxter & Associates, Ltd., ("Liberty Ridge Capital" or the "Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.

SUB-ADVISER                                                FUNDS

Wellington Management Company, LLP                         Cash Reserves Fund
("Wellington Management")

Pacific Financial Research, Inc.  ("PFR")                  Clipper Focus Fund

SUB-ADVISER                                                FUNDS

Analytic Investors, Inc.  ("Analytic")                     Analytic Disciplined Equity Fund

Dwight Asset Management Company ("Dwight")                 Dwight Short Term Fixed Income Fund
                                                           Dwight Intermediate Fixed Income Fund

Heitman Real Estate Securities LLC                         Heitman REIT Fund
("Heitman")

Thompson, Siegel & Walmsley, Inc. ("TS&W")                 TS&W Small Cap Value Fund

                       SETTLEMENTS AND PENDING LITIGATION

                  In connection with the Adviser's recent settlements of market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"), the Adviser agreed to meet future obligations including the following:

     (a) use its best efforts to obtain the agreement of PBHG Funds to hold a meeting of PBHG Funds' shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;

     (b) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics;

     (c) maintain an Internal Compliance Controls Committee, to be chaired by the Adviser's Chief Compliance Officer and include senior executives of the Adviser's operating businesses, which shall review compliance issues throughout the Adviser's business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

     (d) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the PBHG Funds' independent Trustees;

     (e) have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the PBHG Funds' independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

     (f) retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the PBHG Funds due to market timing, and (ii) a proportionate share of advisory fees paid by the PBHG Funds portfolios that suffered such losses during the period of such market timing;

     (g) retain an Independent Compliance Consultant to conduct a comprehensive review of the Adviser's supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Adviser and its employees;

     (h) obtain a report from the Independent Compliance Consultant of its findings of its review of the Adviser, and provide such report to the PBHG Funds' Board of Trustees and the SEC staff. In addition, the Adviser shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Adviser considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

     (i) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

     (j) reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

     (k) allow a senior officer ("Senior Officer") hired by the Trust to assist the Trust's Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at "arms' length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

     (l) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

     (m) disclose with each periodic account statement sent to investors by the Adviser, its affiliates or a mutual fund for which the Adviser provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

     (n) maintain a prominent posting on the Trust's website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and

     (o) disclose the Hypothetical Fee and Cost Information in the Trust's applicable prospectuses.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (j) through (l) are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the New York Attorney General against various defendants is found in Exhibit C.

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See "Description of Permitted Investments - General Risks of Investing in Stocks." In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Code and may trigger adverse tax consequences (see the "Taxes" section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives for various purposes including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. A Fund may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator.

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund may earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contracts does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or sub-adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or sub-adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

             RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to affect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable sub-adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts -- "SPDRs" and other exchange traded funds such as "iShares"). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or sub-advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or sub-advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or sub-advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% (10% for Cash Reserves Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable sub-adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Fund, other than the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may generally invest in short-term securities including U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies; and

     o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

     o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE
INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET
ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. The PBHG Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap, Mid-Cap, Large Cap, Analytic Disciplined Equity, Dwight Short Term Fixed Income, Heitman REIT and Dwight Intermediate Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o   The Fund must be able to terminate the loan at any time;

     o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     o   The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o   Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.

A Fund typically sells securities short to:

     o   Take advantage of an anticipated decline in prices;

     o   Protect a profit in a security it already owns; and

     o With respect to the Analytic Disciplined Equity Fund, better enable the sub-adviser to underweight stocks versus its benchmark, the S&P 500 Index.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES.  A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

     o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Small Cap Fund, TS&W Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Select Growth Fund, Focused Fund, Technology & Communications Fund, Analytic Disciplined Equity Fund and Heitman REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

Each Fund (except the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

The European Economic and Monetary Union (the "EMU") currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

SENIOR LOANS

Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund's and Dwight Short Term Fixed Income Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

STRUCTURED NOTES

The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.

STEP COUPON BONDS (STEPS)

The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser or sub-adviser as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MORTGAGE DOLLAR ROLLS

Each Fund (except Cash Reserves Fund) may invest in mortgage dollar rolls. In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MUNICIPAL LEASE OBLIGATIONS

Each Fund (except Cash Reserves Fund) may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

PARTICIPATION INTERESTS

Each Fund (except Cash Reserves Fund) may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or sub-adviser, as the case may be, present minimal credit risks.

INVERSE FLOATERS

Each Fund (except Cash Reserves Fund) may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

INTERFUND LOANS

Each Fund may lend uninvested cash up to 15% of its net assets to other current and future PBHG Funds and PBHG Insurance Series Fund portfolios advised by Liberty Ridge Capital as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Liberty Ridge Capital ("Affiliated Funds") and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to PBHG Funds, PBHG Insurance Series Fund and Liberty Ridge Capital. Borrowing creates leverage and can magnify a Fund's losses, which risk is mitigated by limiting the amount that a Fund can borrow. See Investment Limitations - Non-Fundamental Restrictions number 3.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

     1.  Each Fund, other than PBHG Large Cap Growth Concentrated Fund,
         PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         Please refer to Non-Fundamental Investment Restriction number 2 for further information.

     2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         Please refer to Non-Fundamental Investment Restriction number 3 for further information.

     3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

     4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

         Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund has an investment policy to concentrate its investments in the group of industries within the technology and communications sectors, and because Heitman REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.

     5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

         Please refer to Non-Fundamental Investment Restriction number 5 for further information.

     8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Liberty Ridge Capital Advised Fund." This term means other investment companies and their series portfolios that have Liberty Ridge Capital or an affiliate of Liberty Ridge Capital as an investment advisor.

     1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

     2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap Growth Concentrated Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund.

     3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or an Affiliated Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. Each Fund, other than Analytic Disciplined Equity Fund, may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Each Fund, except the Analytic Disciplined Equity Fund, may not purchase additional securities when borrowings exceed 5% of the Fund's total assets. The Analytic Disciplined Equity Fund may borrow for leveraging and may engage in short sales up to the limits described in the Fund's prospectus and this Statement of Additional Information.

     4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG
         Technology & Communications Fund or Heitman REIT Fund.

     5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

     6. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

SENIOR SECURITIES

The term "senior security," as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Liberty Ridge Capital have adopted a Holdings Communication Policy (the "Holdings Policy") to safeguard Fund holdings information. Under the Holdings Policy, Fund holdings information related to each Fund, including the top holdings, will generally be made available to the general public at www.pbhgfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Adviser may receive portfolio holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"), as described below.

As part of the normal investment activities of each Fund, non-public portfolio holdings information may be provided to the Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust's auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trusts' independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Liberty Ridge Capital, provided that the service is related to the investment advisory services that Liberty Ridge Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

     o a written request for non-standard disclosure must be submitted to and approved in writing by either Liberty Ridge Capital's chief compliance officer, general counsel or chief investment officer;

     o   the request must relate to an appropriate business purpose; and

     o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Liberty Ridge Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Liberty Ridge Capital regularly presents to the Trust's Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Liberty Ridge Capital and its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Liberty Ridge Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this Statement of Additional Information.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Liberty Ridge Capital nor any other entity receives any compensation or other consideration in connection with each such arrangement.

                            FREQUENCY OF HOLDINGS                        RESTRICTIONS ON USE
        ENTITY NAME              DISCLOSURE                           OF HOLDINGS INFORMATION
        -----------        ----------------------                     -----------------------
Standard & Poor's          Top 10 Holdings for all Funds on       Holdings information may only be used for the
                           the 7th calendar day after the         specific and legitimate business purpose to which
                           end of each calendar quarter           the parties agreed.  All holdings information is
                                                                  subject to a confidentiality agreement and there
                                                                  is a prohibition of trading based on the
                                                                  information received.

Callan                     Monthly holdings for each Fund         Holdings information may only be used for the
                           managed by Liberty Ridge Capital       specific and legitimate business purpose to which
                           without the use of a                   the parties agreed.  All holdings information is
                           sub-adviser.  This group of            subject to a confidentiality agreement and there
                           Funds may be expanded by the           is a prohibition of trading based on the
                           agreement of the parties.              information received.

Russell/Mellon             Complete holdings are disclosed        Holdings information may only be used for the
                           on a quarterly basis on the 1st        specific and legitimate business purpose to which
                           of the quarter for the Growth,         the parties agreed. All holdings information is
                           Mid-Cap, Large Cap, Small Cap,         subject to a confidentiality agreement and there
                           Strategic Small Company, Clipper       is a prohibition of trading based on the
                           Focus and Focused Funds.               information received.
                           Additional Funds may be added in
                           the future.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087.

INDEPENDENT TRUSTEES

NAME AND AGE            POSITION HELD     TERM OF      PRINCIPAL              NUMBER OF     OTHER
                        WITH THE TRUST    OFFICE* AND  OCCUPATION(S) DURING   PORTFOLIOS    DIRECTORSHIPS
                                          LENGTH OF    PAST 5 YEARS            IN THE PBHG  HELD BY TRUSTEE
                                          TIME SERVED                         FUND FAMILY
                                                                              COMPLEX
                                                                              OVERSEEN BY
                                                                              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson         Chairman of the   Trustee      Chief Executive        26            Trustee, The Victory
(60)                    Board             since 2005   Officer, New Century                 Portfolios (since 1992),
                                                       Living, Inc. (older                  The Victory
                                                       adult housing) since                 Institutional Funds
                                                       1992; Director,                      (since 2003) and The
                                                       Chimney Rock Winery                  Victory Variable
                                                       LLC, 2000 to 2004, and               Insurance Funds (since
                                                       Chimney Rock Winery                  1998) (investment
                                                       Corp (winery), 1985 to               companies - 22 total
                                                       2004.                                portfolios). Trustee,
                                                                                            PBHG Insurance Series
                                                                                            Fund, since 2005.

John R. Bartholdson     Trustee           Trustee      Chief Financial        26            Director, The Triumph
(60)                                      since 1995   Officer, The Triumph                 Group, Inc. since 1992.
                                                       Group, Inc.                          Trustee, PBHG Insurance
                                                       (manufacturing) since                Series Fund, since 1997.
                                                       1992.                                Trustee, Old Mutual
                                                                                            Advisor Funds since 2004.
                                                                                            Also director or Trustee
                                                                                            of ING Clarion Real
                                                                                            Estate Income Fund
                                                                                            and ING Clarion Real
                                                                                            Estate Income Fund.

Jettie M. Edwards       Trustee           Trustee      Consultant, Syrus      26            Trustee, EQ Advisors
(58)                                      since 1995   Associates                           Trust (investment
                                                       (business and marketing              company - 37 portfolios)
                                                       consulting firm)                     since 1995. Trustee,
                                                       1986 to 2002.                        PBHG Insurance Series
                                                                                            Fund, since 1997.

Albert A. Miller        Trustee           Trustee      Senior Vice President, 26            Trustee, PBHG Insurance
(70)                                      since 1995   Cherry & Webb, CWT                   Series Fund, since 1997.
                                                       Specialty Stores
                                                       1995-2000, Advisor and
                                                       Secretary, the
                                                       Underwoman Shoppes,
                                                       Inc. (retail clothing
                                                       stores), 1980-2002.
                                                       Retired.

* Trustee of the Trust until such time as his or her successor is duly elected and appointed

OFFICERS

      NAME AND AGE      POSITION HELD  TERM OF OFFICE AND LENGTH OF             PRINCIPAL OCCUPATION(S)
                        WITH THE FUND          TIME SERVED**                      DURING PAST 5 YEARS
      ------------      -------------  ----------------------------             ----------------------
David J. Bullock (48)   President     President since 2003           Director, President and Chief Executive
                                                                     Officer since 2004, Old Mutual Capital, Inc.
                                                                     Trustee and President since 2004, Old Mutual
                                                                     Advisor Funds. Chief Executive Officer,
                                                                     President and Director since 2003 and Chief
                                                                     Operating Officer in 2003, Liberty Ridge
                                                                     Capital. Chief Executive Officer and Trustee
                                                                     since 2003, Old Mutual Investment Partners.
                                                                     Trustee since 2003, Old Mutual Fund
                                                                     Services. Director since 2003, Old Mutual
                                                                     Shareholder Services, Inc. President since
                                                                     2003, PBHG Insurance Series Fund. President
                                                                     and Chief Executive Officer from 1998 to
                                                                     2003, Transamerica Capital, Inc.

      NAME AND AGE      POSITION HELD       TERM OF OFFICE AND LENGTH OF             PRINCIPAL OCCUPATION(S)
                        WITH THE FUND               TIME SERVED**                      DURING PAST 5 YEARS
      ------------      -------------       ----------------------------             ----------------------
Lee T. Cummings (41)    Vice                Vice President since 2005      Vice President since 2001, Director of Sales
                        President                                          and Marketing since 2004 and Director of
                                                                           Mutual Fund Operations from 1996 to 2001,
                                                                           Liberty Ridge Capital, Inc. Vice President
                                                                           since 2003 and President from 1999 to 2003,
                                                                           Old Mutual Investment Partners. Vice
                                                                           President since 2004, President from 1998 to
                                                                           2004, Old Mutual Fund Services. Vice
                                                                           President since 2004 and President from 2001
                                                                           to 2004, Old Mutual Shareholder Services,
                                                                           Inc. Treasurer, Chief Financial Officer and
                                                                           Controller from 1997 to 2005, PBHG Funds.
                                                                           Vice President since 2005, PBHG Funds.
                                                                           Treasurer, Chief Financial Officer and
                                                                           Controller from 1997 to 2005, PBHG Insurance
                                                                           Series Fund. Treasurer, Chief Financial
                                                                           Officer and Controller from 2004 to 2005,
                                                                           Old Mutual Advisor Funds.

Edward J. Veilleux (61) Senior Vice         Senior Vice President since    President, EJV Financial Services, LLC since
                        President           2005. Employed for an initial  May 2002. Director, Deutsche Bank (and
                                            term of three years and        predecessor companies) and Executive Vice
                                            thereafter for successive one  President and Chief Administrative Officer,
                                            year terms unless terminated   Investment Company Capital Corp. (registered
                                            prior to the end of the then   investment advisor and registered transfer
                                            current term.                  agent) from August 1987 to May 2002. Senior
                                                                           Vice President since 2005, PBHG Insurance
                                                                           Series Fund.

John M. Zerr (42)       Vice                Vice President and Secretary   Chief Operating Officer since 2004, Senior
                        President           since 1997                     Vice President since 2001, and General
                        and                                                Counsel and Secretary since 1996, Liberty
                        Secretary                                          Ridge Capital, Inc.  Executive Vice
                                                                           President, Secretary and General Counsel
                                                                           since 2004, Old Mutual Capital, Inc.  Chief
                                                                           Operating Officer since 2004 and General
                                                                           Counsel and Secretary since 1998, Old Mutual
                                                                           Investment Partners.  General Counsel and
                                                                           Secretary since 1998, Old Mutual Fund
                                                                           Services.  General Counsel and Secretary
                                                                           since 2001, Old Mutual Shareholder Services,
                                                                           Inc.  Vice President and Secretary since
                                                                           2004, Old Mutual Advisor Funds.  Vice
                                                                           President and Secretary since 1997, PBHG
                                                                           Funds.  General Counsel and Secretary from
                                                                           1996 to 2002, Pilgrim Baxter Value
                                                                           Investors, Inc.

Brian C. Dillon (41)    Vice                Vice President since 2001      Vice President and Chief Compliance Officer
                        President           and Chief Compliance           since 2001, Liberty Ridge Capital, Inc.
                        and Chief           Officer since 2004             Vice President and Chief Compliance Officer
                        Compliance                                         since 2004, Old Mutual Capital, Inc.  Vice
                        Officer                                            President, Chief Compliance Officer and
                                                                           Registered Principal since 2001, Old Mutual
                                                                           Investment Partners.  Chief Compliance
                                                                           Officer since 2001, Old Mutual Fund
                                                                           Services.  Chief Compliance Officer since
                                                                           2001, Old Mutual Shareholder Services, Inc.
                                                                           Vice President and Chief Compliance Officer
                                                                           since 2004, Old Mutual Advisor Funds.  Vice
                                                                           President since 2001 and Chief Compliance
                                                                           Officer since 2004, PBHG Funds.  Chief
                                                                           Compliance Officer from 2001 to 2002,
                                                                           Pilgrim Baxter Value Investors, Inc.  Chief
                                                                           Compliance Officer from 2001 to 2003,
                                                                           Pilgrim Baxter Private Equity Advisor. Vice
                                                                           President and Deputy Compliance Director
                                                                           from 1995 to 2001, Delaware Investments.

Mark E. Black           Treasurer,          Since July 2005                Treasurer, Chief Financial Officer and
                        Chief Financial                                    Controller, PBHG Insurance Series Fund
                        Officer and                                        since July 2005; Treasurer, Chief
                        Controller                                         Financial Officer and Controller, Old
                                                                           Mutual Advisor Funds since 2004; Chief
                                                                           Financial Officer, Chief Administrative
                                                                           Officer, Executive Vice President and
                                                                           Treasurer of Old Mutual Capital, Inc.
                                                                           since July 2004; Chief Financial
                                                                           Officer, Chief Administrative Officer of
                                                                           Old Mutual Investment Partners since
                                                                           September, 2004; Senior Vice President and
                                                                           Chief Financial Officer of Transamerica
                                                                           Capital, Inc. from April 2000 through
                                                                           June 2004; Chief Financial Officer of
                                                                           Coldwell Banker Moore & Company (Denver
                                                                           Metro) (formerly Moore and Company
                                                                           Realtor) from 1997 through March 2000.

      NAME AND AGE      POSITION HELD       TERM OF OFFICE AND LENGTH OF             PRINCIPAL OCCUPATION(S)
                        WITH THE FUND               TIME SERVED**                      DURING PAST 5 YEARS
      ------------      -------------       ----------------------------             ----------------------
Robert E. Putney, III   Vice                Vice President and Assistant   Senior Vice President, Deputy General
(44)                    President           Secretary since 2002           Counsel and Assistant Secretary since 2004,
                        and                                                Old Mutual Capital, Inc.  Deputy General
                        Assistant                                          Counsel since 2004, Vice President and
                        Secretary                                          Assistant Secretary since 2001 and Senior
                                                                           Legal Counsel from 2001 to 2004, Liberty Ridge
                                                                           Capital, Inc. Senior Vice President and Deputy
                                                                           General Counsel since 2004, Assistant Secretary
                                                                           since 2001 and Senior Legal Counsel and Vice
                                                                           President from 2001 to 2004, Old Mutual Investment
                                                                           Partners. Senior Vice President and Deputy General
                                                                           Counsel since 2004, Assistant Secretary since 2001
                                                                           and Senior Legal Counsel and Vice President from
                                                                           2001 to 2004, Old Mutual Fund Services. Senior Vice
                                                                           President and Deputy General Counsel since 2004,
                                                                           Assistant Secretary since 2001 and Senior Legal
                                                                           Counsel and Vice President from 2001 to 2004, Old
                                                                           Mutual Shareholder Services, Inc. Vice President
                                                                           and Assistant Secretary since 2004, Old Mutual
                                                                           Advisor Funds. Vice President and Assistant
                                                                           Secretary since 2001, PBHG Funds. Senior Counsel
                                                                           and Assistant Secretary from 2001 to 2002, Pilgrim
                                                                           Baxter Value Investors, Inc. Director and Senior
                                                                           Counsel from 1997 to 2001, Merrill Lynch Investment
                                                                           Managers, L.P. and Princeton Administrators, L.P.
                                                                           and holding various other positions with these
                                                                           companies from 1991 to 1997; Secretary of various
                                                                           Merrill Lynch and Mercury open-end funds, as well
                                                                           as Somerset Exchange Fund and The Europe Fund, Inc.
                                                                           until December 2001.

William P. Schanne      Assistant           Assistant Treasurer            Fund Administration Associate since 2001, Treasurer
(32)                                        since 2001                     Liberty Ridge Capital, Inc. and Old Mutual Fund
                                                                           Services. Assistant Treasurer since 2004, Old Mutual
                                                                           Advisor Funds. Assistant Treasurer since 2001,
                                                                           PBHG Funds. Fund Accounting Supervisor from 1999 to
                                                                           2001 and Fund Accountant from 1998 to 1999, PFPC Inc.

Kenneth R. Naes         Assistant           Since July 2005                Assistant Treasurer, PBHG Insurance Series
                        Treasurer                                          Fund, since July 2005; Vice President, Old
                                                                           Mutual Fund Services since July 2005;
                                                                           Director of Fund Services, Old Mutual Fund
                                                                           Services, since 2004; member of the
                                                                           Investment Committee, Old Mutual Capital,
                                                                           Inc., since 2004; Senior Vice President,
                                                                           Product Development at Transamerica
                                                                           Capital, Inc., from June 2000 to May
                                                                           2004.  Prior to June 2000, various
                                                                           positions at Transamerica Capital,
                                                                           Inc./AEGON USA.

**Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

The Trustees of PBHG Funds are responsible for major decisions relating to the Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Governance and Nominating Committee (formerly the Nominating and Compensation Committee) and an Audit Committee. Currently, the members of each Committee are John Bartholdson, Leigh Wilson, Jettie Edwards and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Governance and Nominating Committee selects and nominates those persons for membership on PBHG Funds' Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Funds' fiscal year ended March 31, 2005, the Nominating and Compensation Committee held 2 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087, Attention:
Secretary of PBHG Funds. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.

The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Funds' audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Funds' fiscal year ended March 31, 2005, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of December 31, 2004.

INDEPENDENT TRUSTEES

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                     DOLLAR RANGE OF EQUITY SECURITIES          COMPANIES IN THE PBHG FAMILY COMPLEX
        NAME OF TRUSTEE                         IN THE FUNDS                            OVERSEEN BY TRUSTEES
        ---------------              ---------------------------------         ---------------------------------------
Leigh A. Wilson                      Not Applicable*                         Not Applicable*

John R. Bartholdson                  PBHG Emerging Growth Fund               $10,000-$50,000

Jettie M. Edwards                    PBHG Emerging Growth Fund               $10,000-$50,000
                                     $50,000-$100,000 $10,000-$50,000,
                                     PBHG Growth Fund
                                     $10,000-$50,000, Clipper Focus Fund

Albert A. Miller                     PBHG Emerging Growth Fund               Over $100,000
                                     $50,000-$100,000, PBHG
                                     Growth Fund $10,000-$50,000,
                                     PBHG Select Growth Fund
                                     $10,000-$50,000, PBHG
                                     Technology & Communications Fund
                                     $10,000-$50,000, PBHG
                                     Strategic Small Company Fund
                                     $10,000-$50,000

*Mr. Wilson was not appointed a trustee until January 6, 2005. The information in this table is as of December 31, 2004.

Each current Trustee of the Trust received the following compensation during PBHG Funds' fiscal year ended March 31, 2005:

                                                                                                    TOTAL COMPENSATION
                                   AGGREGATE      PENSION OR RETIREMENT      ESTIMATED ANNUAL      FROM TRUST AND TRUST
                                  COMPENSATION     BENEFITS ACCRUED AS        BENEFITS UPON          COMPLEX PAID TO
   NAME OF PERSON, POSITION        FROM TRUST     PART OF TRUST EXPENSES        RETIREMENT              TRUSTEES*
   ------------------------        ----------     ----------------------        ----------              --------
Leigh A. Wilson, Trustee           $27,800           N/A                       N/A                $44,333 for services
                                                                                                  on two boards

John R. Bartholdson, Trustee       $78,875           N/A                       N/A                $123,750 for services
                                                                                                  on two boards

Jettie M. Edwards, Trustee         $68,525           N/A                       N/A                $107,250 for services
                                                                                                  on two boards

Albert A. Miller ,Trustee          $68,525           N/A                       N/A                $107,250 for services
                                                                                                  on two boards

*Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.

                            5% AND 25% SHAREHOLDERS

As of June 27, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

PBHG EMERGING GROWTH FUND PBHG CLASS

National Financial Services                                        14.29%
For the Exclusive Benefit of our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept. 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                          14.12%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

American United Life Insurance Company                             5.13%
Group Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9202

PBHG EMERGING GROWTH FUND ADVISOR CLASS                   N/A

PBHG EMERGING GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG EMERGING GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG GROWTH FUND PBHG CLASS

National Financial Services                                        23.58%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                          15.31%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

American United Life Insurance Company                             7.73%
GRP Retirement Annuity Separate Acct II
One American Square
PO Box 1995
Indianapolis, IN 46206-9102

PBHG GROWTH FUND ADVISOR CLASS

The Travelers Insurance Company                                    100.00%
Attn: Roger Ferland
PO Box 990027
Hartford, CT 06199-0027

PBHG GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH FUND PBHG CLASS

Charles Schwab & Co. Inc.                                          29.88%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

CitiGroup Global Markets Inc.                                      15.62%
Exclusive Benefit of our Customers NAV Program
333 W 34th Street
New York, NY 10001-2402

National Financial Services                                        10.12%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH FUND ADVISOR CLASS

Investors Bank & Trust Company                                     78.27%
Cust FBO Various Retirement Plans A/C # Divinvst
4 Manhattanville Rd.
Purchase, NY 10577-2139

Nationwide Trust Company FBO                                       21.73%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

PBHG LARGE CAP GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                        99.82%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                        80.63%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Raymond James & Associates Inc                                     8.24%
FBO Chase Sep BIN# 57255063
880 Carillon Parkway
St. Petersburg, FL 33716-1100

LPL Financial Services                                             5.75%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

LPL Financial Services                                               5.22%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

PBHG SELECT GROWTH FUND PBHG CLASS

Charles Schwab & Co. Inc.                                           22.12%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                         18.52%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG SELECT GROWTH FUND ADVISOR CLASS                                  N/A

PBHG SELECT GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG SELECT GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND PBHG CLASS

National Financial Services                                        22.34%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                          16.75%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

PBHG TECHNOLOGY & COMMUNICATIONS FUND
ADVISOR CLASS

Transamerica Life Insurance & Annuity Company                       94.81%
TI Tech & Comm.
PO Box 30368
Los Angeles, CA 90030-0368

PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS A

Liberty Ridge Capital, Inc.                                        99.96%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS C

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH CONCENTRATED FUND
PBHG CLASS

Charles Schwab & Co. Inc.                                          20.53%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                        14.02%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH CONCENTRATED FUND ADVISOR CLASS

Liberty Ridge Capital, Inc.                                        55.65%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

First Clearing Corp Cust                                           20.02%
C/O Delaware Char Guar & TR CO
FBO Diane Slocumb 403 (B)(7)
105 Lyman Street
Shelby, NC 28152-9590

Nationwide Trust Co.                                               22.43%
FBO C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 45218-2029

PBHG LARGE CAP GROWTH FUND CONCENTRATED CLASS A

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH FUND CONCENTRATED CLASS C

Liberty Ridge Capital, Inc.                                        84.23%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

First Clearing LLC                                                 15.77%
Robert H Pritchard IRA
FCC as Custodian 927
Sparks Road
Sparks, MD 21152-9322

PBHG STRATEGIC SMALL COMPANY FUND PBHG CLASS

National Financial Services                                        16.17%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                          13.44%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Putnam Fiduciary Trust Company Cust                                6.94%
FBO Copperweld Savings Plan Investors Way
Attn: DC PL Admin Team MSN6G523168
Norwood, MA 02062

PBHG STRATEGIC SMALL COMPANY FUND ADVISOR CLASS

Guardian Group Pension Cust                                        94.99%
FBO Guardian Ins & Annuity Co Inc
1560 Valley Center Pkwy Ste 100
Bethlehem, PA 18017-2289

PBHG STRATEGIC SMALL COMPANY FUND CLASS A

Liberty Ridge Capital, Inc.                                        86.27%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Pershing LLC                                                       13.58%
PO Box 2052
Jersey City, NJ 07303-2052

PBHG STRATEGIC SMALL COMPANY FUND CLASS C

Liberty Ridge Capital, Inc.                                        89.51%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

RBC Dain Rauscher                                                  10.33%
FBO Terry W Steger
FBO Christine L Palmer
Tenant Common
6306 Westchester Dr
Dallas, TX 75205-1669

PBHG LARGE CAP FUND PBHG CLASS

Charles Schwab & Co. Inc.                                          39.48%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                        19.73%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

American United Life Insurance Company                             9.18%
GRP Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9102

PBHG LARGE CAP FUND ADVISOR CLASS

Guardian Group Pension Cust                                        37.32%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste. 100
Bethlehem, PA 18017-2289

Nationwide Trust Company FBO                                       48.87%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

National Financial Services                                        13.81%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                        100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG MID-CAP FUND PBHG CLASS

Charles Schwab & Co. Inc.                                          26.91%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                        21.22%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Pershing LLC                                                       8.81%
PO Box 2052
Jersey City, NJ 07307-2052

T Rowe Price Retirement Plan Svcs                                  5.02%
FBO Retirement Plan Clients
4515 Painters Mill Rd
Owings Mills, MD 21117-4903

PBHG MID-CAP FUND ADVISOR CLASS

Investors Bank & Trust Company Cust                                49.50%
FBO Various Retirement Plans A/C Divinvst
4 Manhattanville Road
Purchase, NY 10577-2139

Guardian Group Pension Cust                                        39.19%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste 100
Bethlehem, PA 18017-2289

Nationwide Trust Company                                           10.70%
FBO C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

PBHG MID-CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                        28.93%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Pershing LLC                                                       31.60%
PO Box 2052
Jersey City, NJ 07303-2052

LPL Financial Services                                             11.48%
9785 Towne Center Drive
San Diego, CA 92121-1968

Fiserv Securities Inc                                              5.06%
Attn: Mutual Funds
One Commerce Square
2005 Market St Ste 1200
Philadelphia, PA 19103-7008

Scott & Stringfellow Inc                                           7.75%
909 East Main Street
Richmond, VA 23219-3002

PBHG MID-CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                        35.58%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

NFSC FEBO                                                          8.61%
Nancy J Anderson
PO Box 241
San Geronimo, CA 94963-0241

NFSC FEBO                                                          7.82%
NFS/FMTC Rollover IRA
FBO Asif Ahman
13655 Lyon Pl
La Mirada, CA 90638-6523

NFSC FEBO                                                          5.54%
NFS/FMTC Rollover IRA
FBO Jeanann Popejoy
PO Box 154
Millville, CA 96062-0154

Raymond James & Associates Inc                                     5.26%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg, FL 33716-1100

PBHG SMALL CAP FUND PBHG CLASS

National Financial Services                                        29.78%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                          23.30%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

PBHG SMALL CAP FUND ADVISOR CLASS

Legg Mason Wood Walker Inc.                                        50.55%
P.O. Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                                        49.43%
P.O. Box 1476
Baltimore, MD 21202

PBHG SMALL CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                        84.71%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Fiserv Securities Inc                                              15.29%
Attn: Mutual Funds
One Commerce Square
2005 Market St Ste 1200
Philadelphia, PA 19103-7008

PBHG SMALL CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                        91.80%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Raymond James & Associates Inc                                     8.20%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg, FL 33716-1100

PBHG FOCUSED FUND PBHG CLASS

Charles Schwab & Co. Inc.                                          24.42%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                        13.36%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG FOCUSED FUND ADVISOR CLASS                           N/A

PBHG FOCUSED FUND CLASS A

Liberty Ridge Capital, Inc.                                        100.00%
Attn:  Terry Simonetti
1400 Liberty Ridge Drive
Wayne, PA  19087-5525

PBHG FOCUSED FUND CLASS C

Liberty Ridge Capital, Inc.                                        100.00%
Attn:  Terry Simonetti
1400 Liberty Ridge Drive
Wayne, PA  19087-5525

TS&W SMALL CAP VALUE FUND PBHG CLASS

Charles Schwab & Co. Inc.                                          25.55%
Reinvest Account
Attn:   Mutual Fund Department
San Francisco, CA  94104-3122

National Financial Services
Comdisco                                                           16.78%
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

TS&W SMALL CAP VALUE FUND ADVISOR CLASS                            N/A

TS&W SMALL CAP VALUE FUND CLASS A

Pershing, LLC                                                      31.67%
P.O. Box 2052
Jersey City, NJ  07303-2052

Liberty Ridge Capital, Inc.                                        19.61%
Attn:  Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA  19087-5525

First Clearing LLC                                                 12.48%
Calvin Ingram
10605 Deerfield Rd
Cincinnati, OH 45242-4212

TS&W SMALL CAP VALUE FUND CLASS C

Pershing LLC                                                       59.01%
PO Box 2052
Jersey City, NJ 07303-2052

Liberty Ridge Capital, Inc.                                        15.34%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

CLIPPER FOCUS FUND PBHG CLASS

Charles Schwab & Co. Inc.                                          25.60%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                        23.22%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

The Northern Trust                                                 11.21%
FBO Freescale Semiconductor Inc
401k Plan
PO Box 92994
Chicago, IL 60675-2956

CLIPPER FOCUS FUND ADVISOR CLASS

Nationwide Trust Company FSB                                       52.65%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Raymond James & Associates                                         16.89%
FBO King Donald BIN# 50393509
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates                                         6.23%
FBO Aiyetoro Adjoa BIN#11390168
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates                                         5.87%
FBO Michalsky Trust BIN#85964861
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates                                         5.35%
FBO Solomon SEP BIN#55422573
880 Carillon Parkway
St. Petersburg, FL 33716-1100

CLIPPER FOCUS FUND CLASS A

Merrill Lynch                                                      8.68%
4800 Deer Lake Dr. E Fl 2
Jacksonville, FL 32246-6486

CLIPPER FOCUS FUND CLASS C

Raymond James & Assoc., Inc.                                       7.75%
FBO Raffu Anthony J.
880 Carillon Parkway
St. Petersburg, FL 33716-1100

DWIGHT INTERMEDIATE FIXED INCOME FUND PBHG CLASS

Old Mutual US Holdings Inc.                                        66.41%
Attn: K Armata
200 Clarendon St 53rd Floor
Boston, MA 02116-5021

DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS A

Old Mutual US Holdings, Inc.                                       99.86%
Attn: K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS C

Old Mutual US Holdings, Inc.                                       80.14%
Attn: K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

Legg Mason Wood Walker Inc.                                        11.94%
PO Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                                        7.76%
PO Box 1476
Baltimore, MD 21202

PBHG CASH RESERVES FUND PBHG CLASS                        N/A

DWIGHT SHORT TERM FIXED INCOME FUND PBHG CLASS

National Financial Services                                        73.48%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                          13.36%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC                                                       6..41%
PO Box 2052
Jersey City, NJ 07303-2052

DWIGHT SHORT TERM FIXED INCOME FUND ADVISOR CLASS

Pershing LLC                                                       34.00%
PO Box 2052
Jersey City, NJ 07303-2052

National Financial Services                                        25.13%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

DWIGHT SHORT TERM FIXED INCOME FUND CLASS A

Liberty Ridge Capital, Inc.                                        99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

DWIGHT SHORT TERM FIXED INCOME FUND CLASS C

Liberty Ridge Capital, Inc.                                        99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

HEITMAN REIT FUND PBHG CLASS

United Nations Joint Staff Pension Plan                            25.00%
C/O Henry L Ouma Chief
Investment Management Service
United Nations Room S-0702
New York, NY 10017

National Financial Services                                        27.10%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                          8.17%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

T. Rowe Price Trust Co Cust                                        8.87%
U/A 03/01/2000 FBO Retirement Plans
PO Box 17215
Baltimore, MD 21297-1215

HEITMAN REIT FUND ADVISOR CLASS

Charles Schwab & Co. Inc.                                          35.97%
Special Custody Acct FBO Cust Reinv
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC                                                       20.28%
Attn: Mutual Funds
PO Box 2052
Jersey City, NJ 07303-2052

CitiStreet Retirement TR                                           5.05%
FBO CitiGroup Institutional TR
400 Atrium Dr
Somerset, NJ 08873-4162

HEITMAN REIT FUND CLASS A

Liberty Ridge Capital, Inc.                                        41.33%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Pershing LLC                                                       58.59%
PO Box 2052
Jersey City, NJ 07303-2052

HEITMAN REIT FUND CLASS C

Legg Mason Wood Walker Inc                                         38.37%
PO Box 1476
Baltimore, MD 21202

Liberty Ridge Capital, Inc.                                        26.72%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

LPL Financial Services                                             9.26%
9785 Towne Center Drive
San Diego, CA 92121-1968

LPL Financial Services                                             7.68%
9785 Towne Center Drive
San Diego, CA 92121-1968

First Clearing LLC                                                 5.25%
Donald E McCall IRA Rollover
764 N Carvol Ave
West Covina, CA 91790-1309

ANALYTIC DISCIPLINED EQUITY FUND PBHG CLASS

Mitra & Co.                                                        33.04%
C/O Marshall & Ilsley TR CO
1000 N. Water Street
Milwaukee, WI 53202-6648

Charles Schwab & Co. Inc.                                          22.93%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                        6.05%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Analytic TSA Global Asset Mgt., Inc.                               5.97%
Inv. Mgr. for Prison Law Office
500 S. Grand Ave. Fl. 23
Los Angeles, CA 90071-2609

ANALYTIC DISCIPLINED EQUITY FUND ADVISOR CLASS                     N/A

ANALYTIC DISCIPLINED EQUITY FUND CLASS A

Morgan Keegan & Company Inc.                                       7.74%
FBO Stephen R Moorhead & Rhonda A. Moorhead
Tenants by ENT Preferred Funds
942 Caterpillar Lane
Cantonment, FL 32532-4800

Liberty Ridge Capital, Inc.                                        32.77%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Morgan Keegan & Company Inc.                                       17.15%
FBO Dustin Matthew Levin Irrevocable
U/T/A April 7, 2004; Allen R Levin
MOR Partners
1525 White Caps Lane
Pensacola, FL 32507-5000

Morgan Keegan & Company Inc.                                       14.20%
50 North Front St.
Memphis, TN 38103-2126

Morgan Keegan & Company Inc.                                       13.95%
50 North Front St.
Memphis, TN 38103-2126

Pershing LLC                                                       5.76%
PO Box 2052
Jersey City, NJ 07303-2052

Morgan Keegan & Company Inc.                                       5.07%
FBO Stephen E. Piper
1231 Aldrich St
Aiken, SC 29801-4135

ANALYTIC DISCIPLINED EQUITY FUND CLASS C

Liberty Ridge Capital, Inc.                                        54.69%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Morgan Keegan & Company Inc.                                       10.94%
50 North Front Street
Memphis, TN 38103-2126

Bob Boese Insurance Agency PSP                                     29.96%
FBO Bobby R Boese
7710 Balboa Ave Ste 322
San Diego, CA 92111-2254

The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the PBHG Funds as of June 27, 2005.

                    THE INVESTMENT ADVISER AND SUB-ADVISERS

                                  THE ADVISER

The Trust and Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Liberty Ridge Capital is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.

Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's direct parent, Old Mutual (US) Holdings Inc. (see "The Administrator" for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. Old Mutual Investment Partners (which also does business as PBHG Fund Distributors), the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's direct parent, Old Mutual
(US) Holdings Inc. (see "The Distributor" for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to PBHG Insurance Series Fund. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. Advisory fee breakpoints are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level), as set forth in the table below. Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Advisor Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Advisor Class Service Plan ("12b-1 fees"), if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

-------------------------------------------- -------------------------- --------------------- ---------------------------
                   FUND                           MANAGEMENT FEE*        PBHG CLASS EXPENSE     ADVISOR CLASS EXPENSE
                                                                             LIMITATION               LIMITATION
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Growth Fund                             0.85%                      N/A                   N/A
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Emerging Growth Fund                    0.85%                      N/A                   N/A
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Large Cap Growth Fund                   0.75%                      N/A                   N/A
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Select Growth Fund                      0.85%                      N/A                   N/A
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Large Cap Growth                        0.85%                      1.50% 1               1.75% 1
Concentrated Fund
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Large Cap Fund                          0.65%                      1.50% 1               1.75% 1
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Mid-Cap Fund                            0.85%                      1.50% 1               1.75% 1
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Small Cap Fund                          1.00%                      1.50% 1               1.75% 1
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Focused Fund                            0.65%                      1.50% 1               1.75% 1
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Cash Reserves Fund                      0.30%                      N/A                   N/A
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Technology & Communications             0.85%                      N/A                   N/A
Fund
-------------------------------------------- -------------------------- --------------------- ---------------------------
PBHG Strategic Small Company Fund            0.85%                      1.50% 1               1.75% 1
-------------------------------------------- -------------------------- --------------------- ---------------------------
Clipper Focus Fund                           1.00%                      1.40% 2               1.65% 2
-------------------------------------------- -------------------------- --------------------- ---------------------------
Analytic Disciplined Equity                  0.70%                      1.50% 2               1.75% 2
-------------------------------------------- -------------------------- --------------------- ---------------------------
Dwight Short Term Fixed Income Fund          0.40%                      0.75% 3               1.00% 2
-------------------------------------------- -------------------------- --------------------- ---------------------------
Heitman REIT Fund                            0.85%                      1.50% 2               1.75% 2
-------------------------------------------- -------------------------- --------------------- ---------------------------
TS&W Small Cap Value Fund                    1.00%                      1.50% 1               1.75% 1
-------------------------------------------- -------------------------- --------------------- ---------------------------
Dwight Intermediate Fixed Income Fund        0.40%                      0.85% 1               1.10% 1
-------------------------------------------- -------------------------- --------------------- ---------------------------

* Management fees are subject to breakpoints once a Fund's assets reach certain levels, as described in the paragraphs preceding this table.

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

1. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed the expense limitations set forth above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the expense limitations set forth above (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and (iii) the payment of such reimbursement was approved by the Board of Trustees.

2. In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of 12b-1 fees (PBHG Class only), if any, and certain expenses such as brokerage commissions and extraordinary expenses) are lower than the expense limitations set forth above, the Funds' Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

3. Liberty Ridge Capital has agreed to not seek reimbursement for fees waived prior to October 19, 2004, when the Dwight Short Term Fixed Income Fund operated under a different investment goal.

For the fiscal years and periods ended March 31, 2003, 2004 and 2005, each of the Funds listed below paid or waived the following advisory fees:

----------------------------- -------------------------------------------------- -------------------------------------------
            FUND                                  FEES PAID                                     FEES WAIVED
----------------------------- -------------------------------------------------- -------------------------------------------
                                    2003             2004             2005          2003          2004            2005
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Growth                    $12,247,036       $11,039,037       $7,166,504              $0           $0             $0
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Emerging                   $2,146,646        $3,162,988       $1,862,324              $0           $0             $0
Growth
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Large Cap                  $1,479,836        $1,455,512       $1,273,146              $0           $0             $0
Growth
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Select Growth              $2,382,786        $2,163,529       $1,716,740              $0           $0             $0
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Large Cap                  $2,042,070        $1,948,483       $1,644,771              $0           $0             $0
Growth Concentrated
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Large Cap                  $2,373,165        $1,859,304       $1,073,971              $0           $0             $0
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Mid-Cap                    $2,964,087        $3,568,814       $3,822,260              $0           $0             $0
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Small Cap                  $1,649,156        $1,161,593         $759,352        $138,508      $55,608        $82,387
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Focused                      $244,263          $230,186         $166,777              $0       $9,980        $27,609
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Cash Reserves                $314,000          $219,320         $143,934              $0           $0             $0
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Technology &               $2,787,894        $2,928,426       $2,421,540              $0           $0             $0
Communications
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
PBHG Strategic                    $674,070          $804,981         $571,587         $43,417      $76,813        $63,505
Small Company
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Clipper Focus                   $6,350,864        $9,706,448      $12,301,158        $410,615           $0       $200,489
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Analytic Disciplined Equity       $471,026          $457,797         $436,056         $78,078           $0             $0
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Dwight Short Term Fixed         $5,324,729        $8,162,071       $5,559,733      $2,989,294   $3,882,707     $3,428,559
Income
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Heitman REIT                      $795,171          $948,950       $1,252,260         $51,486           $0             $0
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
TS&W Small Cap Value Fund                *          $146,576         $603,919               *      $33,491        $22,037
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------
Dwight Intermediate Fixed                *           $15,357          $27,787               *      $57,863        $83,513
Income Fund
----------------------------- ----------------- ---------------- --------------- ------------ -------------- ---------------

* Not in operation during the period.

                                THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the Analytic Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the relative exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Analytic Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times. Analytic may use short selling to better enable it to more meaningfully underweight smaller stocks within the Fund's benchmark index that Analytic believes will underperform.

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the Dwight Short Term Fixed Income Fund and the Dwight Intermediate Fixed Income Fund, and the Adviser have entered into sub-advisory agreements (the "Sub-Advisory Agreements") with Dwight. On October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund approved changes to the Fund's investment goal and strategies and the Fund changed its name to the Dwight Short Term Fixed Income Fund. The Sub-Advisory Agreements provide certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreements obligate Dwight to: (i) manage the investment operations of the Funds and the composition of the Funds' investment portfolios, including the purchase, retention and disposition thereof in accordance with the Funds' investment objectives, policies and limitations; (ii) provide supervision of the Funds' investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreements or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreements may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreements will also terminate automatically in the event of their assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Short Term Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Intermediate Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.

HEITMAN REAL ESTATE SECURITIES LLC

The Trust, on behalf of the Heitman REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Notwithstanding the foregoing, nothing contained in the Sub-Advisory Agreement shall constitute a waiver by the Trust or the Heitman REIT Fund of any of their respective legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

THOMPSON, SIEGEL & WALMSLEY, INC.

The Trust, on behalf of the TS&W Small Cap Value Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TS&W. The Sub-Advisory Agreement provides certain limitations on TS&W's liability, but also provides that TS&W shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates TS&W to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by TS&W at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.50% of the Fund's average net assets net of any fee waivers, expense reimbursements and alliance payments.

                               PORTFOLIO MANAGERS

Additional information regarding the portfolio manager(s) of each Fund, as identified in the Prospectus for such Fund, can be found in Exhibit D to this Statement of Additional Information.

                                 THE DISTRIBUTOR

Old Mutual Investment Partners (the "Distributor"), which also does business as PBHG Fund Distributors, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect, wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust's Class A, Class C shares and the Service Plan for the Trust's Advisor Class shares. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

With respect to Advisor Class, the Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 2003, 2004 and 2005. The Growth, Large Cap Growth, Large Cap Growth Concentrated, Large Cap, Small Cap, Technology &
Communications, Heitman REIT, Mid-Cap, Strategic Small Company, Clipper Focus and Dwight Short Term Fixed Income Funds offer Advisor Class shares.

For the fiscal year ended March 31, 2005, the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of the following Funds:

              Growth Fund                                       $30,930

              Large Cap Growth Fund                              $1,049

              Large Cap Growth Concentrated Fund                   $264

              Large Cap Fund                                     $1,451

              Small Cap Fund                                       $133

              Technology & Communications Fund                  $32,411

              Heitman REIT Fund                                 $37,205

              Mid-Cap Fund                                      $17,205

              Strategic Small Company Fund                       $4,084

              Dwight Short Term Fixed Income                    $15,470

              Clipper Focus Fund                                 $2,699

Of the service fees the Distributor received, it retained $1,136, $164, $5, $14, $10, $8, $2, $131, $6,384, $190, $1,581 from the Growth, Large Cap Growth
Concentrated, Large Cap Growth, Strategic Small Company, Large Cap, Mid Cap, Small Cap, Clipper Focus, Heitman REIT, Technology and Communications, and Dwight Short Term Fixed Income Funds, respectively.

From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2004, the Distributor and companies under common control with the Distributor paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust's PBHG Class and Advisor Class shares: ADP, Inc., $5,274.27; American Express Financial Advisors, $783.13; American United Life Insurance Company, $58,504.39; Charles Schwab & Co., $1,486,650.60; CIGNA Retirement Services, $54,681.66; Citistreet Retirement Services Division, $990.42; DATAlynx, $10,381.05; Edgewood Services, $32,900.36; Fidelity Institutional Operations Company, $255,412.81; Fiserv Securities, Inc., $10,225.18; General American Life Insurance Company, $6,774.13; Great West Life & Annuity Insurance Company, $6,685.30; Guardian, $2,329.52; Hand Benefits & Trust Co., $174.56; Hewitt Associates LLC, $62,503.77, Investmart, Inc., $2,572.46; Investment Manager Services, $46,769.41; JP Morgan Retirement Plan Services, $138.46; Linsco Private Ledger, $21,696.26; Merrill Lynch, $14,628.39; Metlife Securities, Inc., $9,854.65; Mid-Atlantic Corp., $55,056.58; Minnesota Mutual, $24,925.53; Morningstar Investment Services, $13,220.85; National Deferred Compensation, Inc., $640.98; National Financial, $1,691,682.76; National Investors Services Corp., $67,495.04; New York Benefit Services, $17,693.30; Ohio Public Employees Deferred Compensation Program, $3,093.85; Pershing LLC, $155,289.75; Prudential Investment LLC, $8,870.23; Putnam Fiduciary Trust Co., $59,000.37; Raymond James & Associates, Inc., $6,942.00; Salomon Smith Barney, $40,177.75; Scudder Kemper Investment, $2,486.72; State Street Bank and Trust Company, $12,799.07; Sungard Investment Products, Inc., $59,975.82; T. Rowe Price Retirement Plan Services, $39,626.39; Terre Haute National Bank, $4,063.31; The Vanguard Group, $220.62; Travelers Life Insurance and Annuity, $9,146.57; TRUSTlynx, $11,638.19; UMB Bank, $7,927.34; Wells Fargo Bank, $3,150.27; and Wystar Global Retirement Solutions, $361.23.

For the calendar year ended December 31, 2004, the Trust paid each of the following intermediaries the specific amounts listed next to their names in connection with recordkeeping support (i.e., sub-transfer agency and other administrative) services provided to the Trust's PBHG Class and Advisor Class shares: ADP, Inc., $15,822.80; American Express Financial Advisors, $2,055.07; American United Life Insurance Company, $175,513.15; Charles Schwab & Co., $3,426,667.05; CIGNA Retirement Services, $122,375.74; Citistreet Retirement Services Division, $2,489.31; DATAlynx, $27,925.29; Edgewood Services, $53,971.44; Fidelity Institutional Operations Company, $573,372.34; Fiserv Securities, Inc., $25,325.80; General American Life Insurance Company, $20,322.43; Great West Life & Annuity Insurance Company, $16,619.30; Guardian, $6,988.53; Hand Benefits & Trust Co., $523.68; Hewitt Associates LLC, $145,950.92, Investmart, Inc., $6,446.51; Investment Manager Services, $114,054.26; JP Morgan Retirement Plan Services, $315.85; Linsco Private Ledger, $67,080.41; Merrill Lynch, $39,919.11; Metlife Securities, Inc., $29,563.94;
Mid-Atlantic Corp., $94,088.18; Minnesota Mutual, $62,313.84; Morningstar Investment Services, $39,662.48; National Deferred Compensation, Inc., $5,475.46; National Financial, $3,248,453.48; National Investors Services Corp., $201,203.30; New York Benefit Services, $4,413.36; Ohio Public Employees Deferred Compensation Program, $9,281.56; Pershing LLC, $437,705.20; Prudential Investment LLC, $37,364.03; Putnam Fiduciary Trust Co., $86,898.99; Salomon Smith Barney, $62,118.10; Scudder Kemper Investment, $7,460.14; State Street Bank and Trust Company, $29,940.16; Sungard Investment Products, Inc., $50,318.69; T. Rowe Price Retirement Plan Services, $58,581.94; Terre Haute National Bank, $9,911.73; The Vanguard Group, $661.83; Travelers Life Insurance and Annuity, $27,439.69; TRUSTlynx, $16,663.75; UMB Bank, $2,239.94; Wells Fargo Bank, $8,653.90; and Wystar Global Retirement Solutions, $1,083.69.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, an affiliate of the Adviser and a wholly owned subsidiary of the Adviser's parent, Old Mutual
(US) Holdings Inc., was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Prior to July 16, 2004, the Administrator was named PBHG Fund Services. Effective October 1, 2004, under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.1227% of the average daily net assets of each Fund. Prior to October 1, 2004, the Administrator was entitled to be paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

For the fiscal years and periods ended March 31, 2003, 2004 and 2005 each of the Funds listed below paid the following administration fees to the Administrator:

           FUND                                  FEES PAID                                     FEES WAIVED
                                  2003             2004              2005            2003         2004         2005
PBHG Growth                   $2,161,242      $1,948,065       $1,156,382              $0               $0         $0
PBHG Emerging Growth            $378,820        $558,174         $300,433              $0               $0         $0


           FUND                                  FEES PAID                                     FEES WAIVED
                                  2003             2004              2005            2003         2004         2005
GrowthGrowth Large Cap Growth   $295,967        $291,102         $232,217              $0               $0         $0
PBHG Growth Select Growth       $420,492        $381,799         $276,842              $0               $0         $0
PBHG Large Cap                  $360,365        $343,850         $265,394              $0               $0         $0
Growth Concentrated
PBHG Large Cap                  $547,653        $429,070         $228,059              $0               $0         $0
PBHG Mid-Cap                    $523,074        $629,791         $611,416              $0               $0         $0
PBHG Small Cap                  $247,373        $174,239         $105,280              $0               $0         $0
PBHG Focused                     $43,105         $40,621          $28,870              $0               $0         $0
PBHG Cash Reserves              $157,000        $109,660          $65,746              $0               $0         $0
PBHG Technology                 $491,981        $516,781         $389,968              $0               $0         $0
& Communications
PBHG Strategic                  $101,111        $120,747          $81,904              $0               $0         $0
Small Company
Clipper Focus                   $952,630      $1,455,967       $1,669,188              $0               $0         $0
Analytic Disciplined            $100,934         $98,099          $85,214              $0               $0         $0
Equity
Dwight Short Term Fixed       $1,331,182      $2,040,518       $1,431,570              $0               $0         $0
Income
Heitman REIT                    $140,324        $167,462         $198,476              $0               $0         $0
TS&W Small Cap Value Fund              *         $21,986          $79,314               *                *         $0
Dwight Intermediate Fixed              *          $5,759           $9,442               *                *         $0
Income

  *Not in operation during the period.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, which was amended on May 28, 2004, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of the annual rate based on the combined average daily net assets of the Trust, PBHG Insurance Series Fund and Old Mutual Advisor Funds, another fund family managed by Old Mutual Capital, Inc. (collectively known as the "PBHG Fund Family") calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion or a minimum fee based on the aggregate number of funds in the PBHG Fund Family as follows: Equal to or greater than 15 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $50,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or between 11 and 14 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $55,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or less than 11 single manager portfolios and any number of multi-manager funds with any number of managers the minimum is equal to $60,000 per portfolio and an additional $2,000 for each additional manager in the multi-manager portfolio. The Sub-Administrator Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrator Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrator Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. After this initial term, the Sub-Administrator Agreement will renew for two year terms unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.



For the fiscal years ended March 31, 2003, 2004 and 2005, the Administrator paid the Sub-Administrator the following sub-administration fees:

           FUND                                  FEES PAID                                     FEES WAIVED
                                  2003             2004              2005            2003         2004         2005
PBHG Growth                     $311,700        $239,890         $186,698                  $0           $0         $0
PBHG Emerging Growth             $54,468         $67,714          $48,428                  $0           $0         $0
PBHG Large Cap Growth            $42,863         $35,941          $37,733                  $0           $0         $0
PBHG Select Growth               $60,603         $47,045          $44,752                  $0           $0         $0
PBHG Large Cap                   $52,027         $42,431          $42,883                  $0           $0         $0
Growth Concentrated
PBHG Large Cap                   $78,940         $53,120          $36,521                  $0           $0         $0
PBHG Mid-Cap                     $75,448         $77,293         $100,476                  $0           $0         $0
PBHG Small Cap                   $35,025         $21,476          $16,795                  $0           $0         $0
PBHG Focused                      $6,243          $5,009           $4,703                  $0           $0         $0
PBHG Cash                        $23,107         $13,661          $10,662                  $0           $0         $0
Reserves
PBHG Technology                  $70,391         $63,513          $63,035                  $0           $0         $0
& Communications
PBHG Strategic                   $14,608         $14,788          $13,233                  $0           $0         $0
Small Company
Clipper Focus                   $139,087        $178,747         $276,243                  $0           $0         $0
Analytic Disciplined             $14,492         $12,081          $13,908                  $0           $0         $0
Equity
Dwight Short Term Fixed         $197,930        $251,592         $221,824                  $0           $0         $0
Income
Heitman REIT                     $20,453         $20,590          $33,093                  $0           $0         $0
TS&W Small Cap Value Fund             $0          $2,613          $13,813                  $0           $0         $0
Dwight Intermediate Fixed             $0            $684           $1,558                  $0           $0         $0
Income

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder Services, Inc. ("OMSS"), an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OMSS and the Administrator. The principal place of business of OMSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust's Transfer Agent or Shareholder Servicing Agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specific asset-based charge per year on the Trust assets subject to such Third-Party Services. See the section entitled "The Distributor" for the amount of payments by the Trust to specific intermediaries for the sub-transfer agency and other administrative services.

CUSTODIAN

Wachovia Bank, N.A. (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP ("PWC") serves as the independent registered public accounting firm of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or sub-advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or sub-advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or sub-advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or sub-advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or sub-advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser or the sub-advisers expect normally to seek to select primary market makers. The Advisers and sub-advisers will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

The Adviser or sub-advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or sub-advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or sub-advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or sub-advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or sub-adviser, a Fund or other accounts managed by the Adviser or sub-adviser will be benefited by supplemental research services, the Adviser or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or sub-advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or sub-advisers will find all of such services of value in advising the Funds.

The Adviser or sub-advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly. The Adviser's trade allocation policy and procedures have been designed to ensure that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. The trade allocation policy and procedures also seeks to ensure reasonable efficiency in executing client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment style and client base.

The Funds may request that the Adviser or sub-advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or sub-advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or sub-advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or sub-advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser or sub-advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or sub-advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or sub-advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Adviser or sub-advisers are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Adviser or sub-adviser from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Liberty Ridge Capital has adopted, and the Trust's Board of Trustees has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund's portfolio securities transactions from taking into account the brokers' and dealers' promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust and its investment adviser and principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions, or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Trust's Board of Trustees, the Adviser, the sub-advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, sub-advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, sub-adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year periods ended March 31, 2003, 2004 and 2005, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. The difference is due to the change in philosophy of the Portfolio Managers to reduce turnover. Also, the majority of the funds have had only outflows so the trading volume in general has decreased.

                      FUND                                  TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID

                                                        2003                     2004                2005
PBHG Growth                                         $9,035,517                $6,647,418          $1,479,178
PBHG Emerging Growth                                $3,250,847                $1,527,305            $829,635
PBHG Large Cap Growth                                 $729,020                  $423,406            $213,097
PBHG Select Growth                                  $3,068,720                $1,409,216            $844,130
PBHG Large Cap Growth Concentrated                    $914,255                  $469,954            $267,826
PBHG Large Cap                                      $5,689,659                $2,395,600            $858,465
PBHG Mid-Cap                                        $2,991,487                $2,353,508          $2,189,398
PBHG Small Cap                                      $1,366,782                  $777,268            $550,717
PBHG Focused                                          $302,830                  $278,749            $175,233
PBHG Cash Reserves                                          $0                        $0                  $0
PBHG Technology & Communications                    $4,801,949                $2,343,946          $1,158,133
PBHG Strategic Small Company                          $409,491                  $393,440            $278,385
Clipper Focus                                       $1,433,934                $1,071,396            $528,994
Analytic Disciplined Equity                           $237,786                  $206,942             $81,525
Dwight Short Term Fixed Income                              $0                        $0            $134,652
Heitman REIT                                          $358,226                  $345,520            $342,399
TS&W Small Cap Value Fund                                    *                   $30,521            $151,733
Dwight Intermediate Fixed Income Fund                        *                      $600                $495

* Not in operation during the period.
                                       76

PROXY VOTING

The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds' investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the investment adviser or sub-adviser responsible for the management of such Fund. If an investment adviser or sub-adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the adviser and the sub-advisers.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase PBHG Class and Advisor Class shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

With respect to PBHG Class and Advisor Class Shares, you may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

MINIMUM INVESTMENT

The minimum initial investment in each Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. The minimum telephone purchase is $1,000, and the maximum is five times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows:
United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [NAME OF FUND, YOUR NAME, YOUR SOCIAL SECURITY NUMBER OR TAX ID NUMBER AND YOUR ASSIGNED ACCOUNT NUMBER].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

REDEMPTION FEES

The PBHG Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The PBHG Cash Reserves Fund does not charge a redemption/exchange fee. See the Prospectus for details of the redemption/exchange fee.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires medallion signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer medallion signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

1. SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

2. SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same class of other Funds of the Trust currently available to the public. See the "Trading Guidelines" section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT ARRANGEMENTS

A variety of retirement plans, including traditional IRAs, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k) plans, SEP-IRAs, self-employed "Keogh" plans, and employer-sponsored retirement plans, such as 401(k), profit-sharing, money purchase pension, 403(b) and 457 plans, may be invested in the Fund.

3. TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from certain retirement plans. In general, if you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 per year (during 2005-2007) of your earned income in any of the Funds and you also may invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. If you will attain age 50 or older by the end of the year, you may contribute an additional $500 ($1,000 in 2006 and thereafter) to an IRA. The IRA contribution limits may be reduced by your contributions to other arrangements, such as a Roth IRA. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

4. ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

The current $4,000 annual contribution limit that applies to Traditional and Roth IRAs will increase to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments. In addition, individuals age 50 and over may make an additional $500 catch-up contribution to a Traditional or Roth IRA for 2005. In 2006, the annual catch-up contribution limit will increase to $1,000. The annual maximum IRA contribution must be made before annual catch-up contributions are made.

5. SIMPLE IRA OR SIMPLE 401(K): An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.
"SIMPLE" stands for "Savings Incentive Match Plan for Employees."

6. SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

7. 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

8. 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

9. 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most tax-exempt organizations and public schools.

10. 457 PLANS. Section 457 plans are deferred compensation plans which may be available to employees of governmental employers, or to certain employees of tax-exempt organizations.

The legal and tax requirements applicable to IRAs and retirement plans are complex, and the information provided herein does not constitute legal or tax advice. Before participating in an IRA or a retirement plan, you should consult with your personal tax advisor.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

1. COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS") (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

2. UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

3. CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. Each Fund (other than the Cash Reserves Fund) that reaches a certain asset size, will have its net asset value per share listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days.

In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution

Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the "Income Requirement");
(ii) at the close of each quarter of the Fund's taxable year, (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (B) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies)or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((A) and (B) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the RIC in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company's income be derived directly from interest that is exempt from state tax. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events;

and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. For this purpose, effective for taxable years of Heitman REIT Fund beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of an interest in a REIT in which foreign persons have, at any time during the five-year period ending on the date of the sale or exchange, held 50% or more of the total value of the REIT's stock will be treated as income effectively connected with a U.S. trade or business and will be subject to income. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 27, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The performance shown for the Advisor Class of each Fund (other than the Growth
Fund) is based on hypothetical performance using the actual performance and expenses of the PBHG Class, for the periods prior to the inception of the Advisor Class, adjusted to reflect the additional 0.25% service fee payable by the Adviser Class. The Funds' Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore , the performance of the two share classes will differ only to the extent they have different expenses.

                              FINANCIAL STATEMENTS

PWC located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent registered public accounting firm for the Trust. PWC provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2005 and the report of the independent registered public accounting firm for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2005. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information.

The financial statements in the Trust's Annual Report noted above for each Fund have been audited by PWC and are incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification codes maintained by Bloomberg L.P.

                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-)           Moody's applies numerical modifiers 1, 2, and 3
                                in each rating classifications "aa through "bb."
                                The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)                      (This rating applies only to U.S. Tax-Exempt
                                Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by
                                (a) earnings of projects under construction,
                                (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
                                Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                o Leading market positions in well-established industries.

                o High rates of return on funds employed.

                o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.   Nature of and provisions of the obligation;
3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC' , `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D                               An obligation rated `D' is in payment default.
                                The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):          The ratings from `AA' to `CCC' may be modified
                                by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F'. Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                    EXHIBIT A

                                   PBHG FUNDS
                           PBHG INSURANCE SERIES FUND
                             PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the PBHG Funds and the PBHG Insurance Series Fund (collectively, "PBHG" or "PBHG Funds") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). PBHG recognizes that proxies have an economic value and in voting proxies, PBHG seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, PBHG generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective PBHG portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a PBHG Fund that invests in voting securities. If an investment adviser to a PBHG Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets.

PBHG's Guidelines as they relate to certain common proxy proposals are summarized below along with PBHG's usual voting practice. As previously noted, an adviser or sub-adviser to PBHG will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

ELECTION OF THE BOARD OF DIRECTORS

     o We generally vote FOR proposals: (1) asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) that repeal classified boards and seek to elect all directors annually; (3) to restore shareholder ability to remove directors with or without cause; (4) that permit shareholders to elect directors to fill board vacancies; (5) that seek to fix the size of the board; and (6) asking that a majority or more of directors be independent.

     o We generally vote AGAINST proposals: (1) requiring directors to own a minimum amount of company stock; (2) limiting the tenure of outside directors; (3) to classify the board; (4) that provide that directors may be removed only for cause; (5) that provide that only continuing directors may elect replacements to fill board vacancies; (6) that give management the ability to alter the size of the board without shareholder approval; and (7) requiring two candidates per board seat.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals requiring that the positions of chairman and CEO be held separately; (3) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; (4) votes in contested elections of directors; and (5) proposals that establish or amend director qualifications.

     o 1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

APPROVAL OF INDEPENDENT AUDITORS

     o We generally vote FOR proposals: (1) to ratify the selection of auditors and (2) asking for reasonable audit firm rotation.

     o We generally vote AGAINST a proposal to ratify the selection of an auditor if the auditor is deemed to not be independent, fees for non-audit services are excessive or there is reason to believe that an independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o We will evaluate on a case-by-case basis proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

SHAREHOLDER RIGHTS

     o We generally vote FOR proposals: (1) that remove restrictions on the right of shareholders to act independently of management; (2) to allow or make easier shareholder action by written consent; (3) to lower supermajority shareholder vote requirements; and (4) giving the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals: (1) to restrict or prohibit shareholder ability to call special meetings; (2) to restrict or prohibit shareholder ability to take action by written consent; (3) to require a supermajority shareholder vote; and (4) giving the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals that adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     o We generally vote for proposals: (1) to adopt confidential voting; (2) by management to change the date/time/location of the annual meeting;
         (3) that ask a company to submit its poison pill for shareholder ratification; (4) to opt out of control share acquisition statutes; (5) to restore voting rights to the control shares; and (6) to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o We generally vote AGAINST proposals: (1) to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders to change the date/time/location of the annual meeting; (3) that eliminate cumulative voting; (4) to amend the charter to include control share acquisition provisions; and (5) that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

     o We will evaluate on a case-by-case basis: (1) bundled or conditioned proxy proposals; (2) votes to reimburse proxy solicitation expenses;

         (3) votes on advance notice proposals; (4) votes to restore or permit cumulative voting; (5) votes to redeem or ratify a company's poison pill; and (6) proposals to opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

     o We generally vote for proposals: (1) to amend bylaws or charters for housekeeping changes; and (2) for reincorporation.

     o We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

CAPITAL STRUCTURE

     o We generally vote FOR proposals to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split;
         (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and
         (7) create a new class of non-voting or sub-voting common stock.

     o We generally vote against proposals: (1) at companies with dual-class capital structures to increase the number of authorized shares that has superior voting rights; (2) to authorize the creation of new classes of blank check preferred stock; (3) to increase the number of blank check preferred stock; and (4) to create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) to increase the number of shares of common stock authorized for issue; (2) to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) that seek preemptive rights; (4) of a debt restructuring plan; (5) on the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) on "going private" transactions; (9) regarding private placements; and (10) on recapitalizations.

EXECUTIVE AND DIRECTOR COMPENSATION

     o We generally vote FOR proposals: (1) that seek additional disclosure of executive and director pay information; (2) to have golden and tin parachutes submitted for shareholder ratification; (3) that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) to implement a 401(k) savings plan for employees; (5) for plans which provide a dollar-for-dollar cash for stock exchange; (6) to eliminate retirement plans for non-employee directors; (7) regarding OBRA-Related Compensation; (8) to put option repricings to a shareholder vote; and
         (9) asking the company to expense stock options.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

     o We will evaluate on a case-by-case basis proposals: (1) with respect to compensation plans; (2) seeking approval to reprice options; (3) on employee stock purchase plans; (4) that ratify or cancel golden or tin parachutes; (5) which provide an option of taking all or a portion of cash compensation in the form of stock; (6) for plans which do not provide a dollar-for-dollar cash for stock exchange; (7) advocating the use of performance-based stock options; and (8) all other shareholder proposals regarding executive and director pay.

MERGERS AND CORPORATE RESTRUCTURINGS

     o We generally vote FOR proposals to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals to that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) on mergers and acquisitions; (2) on spin-offs; (3) on asset sales; (4) on asset purchases; (5) on liquidations; (6) on joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

     o We generally vote FOR proposals: (1) that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) that report on a company's involvement in spaced-based weaponization; (4) on the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

     o We generally vote AGAINST proposals: (1) to completely phase out genetically modified ingredients (GMOs) from the company's products;
         (2) seeking a report on the health and environmental effects of GMOs;
         (3) requesting reports on a company's policies aimed at curtailing gun violence; (4) seeking stronger tobacco product warnings; (5) prohibiting investment in tobacco equities; (6) asking the company to affirm political nonpartisanship in the workplace; (7) to report or publish in newspapers the company's political contributions; (8) disallowing or restricting the company from making political contributions; (9) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (10) implementing the China Principles; (11) requesting reports on foreign military sales or offsets; (12) requesting a company to cease production of nuclear weapons; and (13) seeking reports on the diversity efforts of suppliers and service providers.

     o We will evaluate on a case-by-case basis proposals: (1) to phase out the use of animals in product testing; (2) asking the company to implement price restraints on pharmaceutical products; (3) to label GMOs voluntarily; (4) requesting reports outlining the steps necessary to eliminate GMOs; (5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting reports outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) to adopt the CERES Principles; (9) to adopt a comprehensive recycling strategy; (10) to invest in renewable energy sources; (11) to review ways to link executive compensation to social factors; (12) on requests for reports detailing the company's operations in a particular country and steps to protect human rights; (13) implementing certain human rights standards; (14) to endorse or increase activity on the MacBride Principles; (15) asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; and (17) to amend the company's EEO policy to include sexual orientation.

OTHER SITUATIONS

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable PBHG Fund and its shareholders.

CONFLICTS OF INTEREST

PBHG recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a PBHG Fund, the PBHG Funds themselves will not have a conflict of interest with fund shareholders in the voting of proxies. PBHG expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective PBHG Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

PBHG will fully comply with all applicable disclosure obligations under the Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. PBHG Fund website, SEC web site, and toll free phone number).

     o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how PBHG voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

PBHG will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

PBHG will respond to all requests for guideline descriptions or proxy records within three business days of such request.

MAINTENANCE OF PROXY VOTING RECORDS

PBHG's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a PBHG Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to PBHG will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

DATED:  JUNE 2003

                                    EXHIBIT B

                 ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES

                           LIBERTY RIDGE CAPITAL, INC.

                               PROXY VOTING POLICY

INTRODUCTION

Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

PROXY OVERSIGHT COMMITTEE

Liberty Ridge Capital has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

     o Approving Liberty Ridge Capital's Proxy Voting Policy (the "Policy") and related Procedures;

     o   Reviewing reports of proxy votes cast;

     o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;

     o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;

     o   Reviewing the proxy voting policies of sub-advisers;

     o Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

SUMMARY OF PROXY VOTING GUIDELINES

Liberty Ridge Capital's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

BOARD OF DIRECTORS

     o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

     o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors; (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval;
         (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

APPROVAL OF INDEPENDENT AUDITORS

     o We generally vote FOR proposals seeking to ratify the selection of auditors.

     o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

     o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

     o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item. o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

     o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

     o We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

CAPITAL STRUCTURE

     o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

     o We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
         (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

EXECUTIVE AND DIRECTOR COMPENSATION

     o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive;
         (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws;
         (9) seeking to put option repricings to a shareholder vote; and (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only;
         (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and (4) requesting retirement plans for non-employee directors.

     o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.

MERGERS AND CORPORATE RESTRUCTURINGS

     o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

     o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

     o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources;
         (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

OTHER SITUATIONS

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

Liberty Ridge Capital seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Liberty Ridge Capital has developed a Proxy Vote Watch List (the "Watch List"). The Watch

List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Liberty Ridge Capital may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

     o Companies with whom Liberty Ridge Capital has a material business relationship;

     o Companies where a Liberty Ridge Capital employee, or spouse of a Liberty Ridge Capital employee, is a senior officer or director or has a material business relationship;

     o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

------------------------------
1 In this context, we are referring to all matters that may give rise to a potential material conflict for Liberty Ridge Capital, including those related to the business activities of its advised and sponsored mutual fund family.


DISCLOSURE TO CLIENTS

Liberty Ridge Capital's Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital will provide clients a copy of the complete Policy. Liberty Ridge Capital will also provide to clients, upon request, information on how their securities were voted.

Dated:  2/2004

                             PROXY VOTING PROCEDURES

RECONCILIATION PROCESS

Upon Liberty Ridge Capital's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Liberty Ridge Capital's records. Because Liberty Ridge Capital is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Liberty Ridge Capital no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

VOTING IDENTIFIED PROXIES

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Liberty Ridge Capital of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Liberty Ridge Capital is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Liberty Ridge Capital may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Liberty Ridge Capital is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Liberty Ridge Capital may be unable or may determine not to vote a proxy are as follows:
(1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

PROXY VOTING PROCEDURE

The Proxy Voting Clerk generally votes proxies, as follows:

          (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

          (b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

          (c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;


          (d) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

          (e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

          (f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

          (g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

          (h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

          (i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

MAINTENANCE OF PROXY VOTING RECORDS

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

          o These policy and procedures, and any amendments thereto; o Each proxy statement (maintained on a third party automated system); o Record of each vote cast (maintained on a third party automated system);

          o Documentation, if any, created by Liberty Ridge that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;

          o    Various reports prepared according to the above procedures; and

          o Each written client request for information and a copy of any written response by Liberty Ridge Capital to a client's written or oral request for information.

Dated:  2/2004

                               ANALYTIC INVESTORS

                        PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY OVERSIGHT COMMITTEE

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

PROXY VOTING SERVICE

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

VOTING GUIDELINES

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

PROXY VOTING RECORD

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

          o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

          o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

          o    Records of votes cast on behalf of clients

          o    Records of written client requests for voting information

          o Records of written responses from Analytic Investors to both written and verbal client requests

          o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

                       Heitman Real Estate Securities LLC
                      Proxy Voting Policies and Procedures

Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman's general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting                                                         For
Adoption of Anti-greenmail charter of bylaw amendments                                  For
Amend bylaws or charters for housekeeping changes                                       For
Elect Directors annually                                                                For
Fix the size of the Board                                                               For
Give Board ability to amend bylaws in addition to Shareholders                          For
Lower supermajority Shareholder vote requirements                                       For
Ratify Auditors                                                                         For
Require Majority of Independent Directors                                               For
Require Shareholder approval of Golden or Tin Parachutes                                For
Restore or Provide Shareholders with rights of appraisal                                For
Restore Shareholder ability to remove directors with our without cause                  For
Seek reasonable Audit rotation                                                          For
Shareholders' Right to Act independently of management                                  For
Shareholders' Right to Call Special Meeting                                             For
Shareholders' Right to Act by Written Consent                                           For
Stock Repurchase Plans                                                                  For
Stock Splits                                                                            For
Submit Poison Pill for Shareholder ratification                                         For
Blank Check Preferred Stock                                                             Against
Classified Boards                                                                       Against
Dual Classes of Stock                                                                   Against
Give Board exclusive authority to amend bylaws                                          Against
Limited Terms for Outside Directors                                                     Against
Payment of Greenmail                                                                    Against

Provide Management with authority to adjourn an annual or special meeting               Against
Require Director Stock Ownership                                                        Against
Restrict or Prohibit Shareholder ability to call special meetings                       Against
Supermajority Vote Requirement                                                          Against
Supermajority Provisions                                                                Against
Adopt/Amend Stock Option Plan                                                           Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                                Case-by-Case
Approve Merger/Acquisition                                                              Case-by-Case
Authorize Issuance of Additional Common Stock                                           Case-by-Case
Consider Non-financial Effects of Merger                                                Case-by-Case
Director Indemnification                                                                Case-by-Case
Election of Directors                                                                   Case-by-Case
Fair Price Requirements                                                                 Case-by-Case
Issuance of authorized Common Stock                                                     Case by Case
Limitation of Executive/Director Compensation                                           Case-by-Case
Reincorporation                                                                         Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                                   Case-by-Case
Spin-Offs                                                                               Case-by-Case
Shareholder proposal to redeem Poison Pill                                              Case-by-Case
Social and Environmental Issues                                                         Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the "Proxy Committee"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

(a) Heitman's Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

(b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

(c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

(d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

(e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

(f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

(g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Proxy Committee's determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a "Proxy Committee Report");

(h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

   o      These policies and procedures, and any amendments thereto;

   o      Each proxy statement (maintained on the ISS website);

   o Record of each vote cast and each abstention (maintained on the ISS website);

   o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

   o Any other reports or memorializations prepared according to the above procedures; and

   o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.



July, 2003

                                ISS PROXY VOTING

                               GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

          o An auditor has a financial interest in or association with the company, and is therefore not independent

          o    Fees for non-audit services are excessive, or

          o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

          o Attend less than 75 percent of the board and committee meetings without a valid excuse

          o    Implement or renew a dead-hand or modified dead-hand poison pill

          o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

          o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

          o Failed to act on takeover offers where the majority of the shareholders tendered their shares

          o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

          o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

          o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

          o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

          o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management's track record

          o    Background to the proxy contest

          o    Qualifications of director nominees (both slates)

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.       MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

          o    Purchase price

          o    Fairness opinion

          o    Financial and strategic benefits

          o    How the deal was negotiated

          o    Conflicts of interest

          o    Other alternatives for the business

          o    Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    Impact on the balance sheet/working capital

          o    Potential elimination of diseconomies

          o    Anticipated financial and operating benefits

          o    Anticipated use of funds

          o    Value received for the asset

          o    Fairness opinion

          o    How the deal was negotiated

          o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

          o    Dilution to existing shareholders' position

          o    Terms of the offer

          o    Financial issues

          o    Management's efforts to pursue other alternatives

          o    Control issues

          o    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

          o    The reasons for the change

          o    Any financial or tax benefits

          o    Regulatory benefits

          o    Increases in capital structure

          o Changes to the articles of incorporation or bylaws of the company.

          o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

          o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

          o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

          o Prospects of the combined company, anticipated financial and operating benefits

          o    Offer price

          o    Fairness opinion

          o    How the deal was negotiated

          o    Changes in corporate governance

          o    Change in the capital structure

          o    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

          o    Tax and regulatory advantages

          o    Planned use of the sale proceeds

          o    Valuation of spin-off

          o    Fairness opinion

          o    Benefits to the parent company

          o    Conflicts of interest

          o    Managerial incentives

          o    Corporate governance changes

          o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.       STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders

          o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

          o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

          o    Cash compensation, and

          o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

          o    Historic trading patterns

          o    Rationale for the repricing

          o    Value-for-value exchange

          o    Option vesting

          o    Term of the option

          o    Exercise price

          o    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

          o    Purchase price is at least 85 percent of fair market value

          o    Offering period is 27 months or less, and

          o    Potential voting power dilution (VPD) is ten percent or less.

          o Vote AGAINST employee stock purchase plans where any of the following apply:

          o    Purchase price is less than 85 percent of fair market value, or

          o    Offering period is greater than 27 months, or

          o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

          o Whether the proposal mandates that all awards be performance-based

          o Whether the proposal extends beyond executive awards to those of lower-ranking employees

          o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

          o The parachute should be less attractive than an ongoing employment opportunity with the firm

          o The triggering mechanism should be beyond the control of management

          o The amount should not exceed three times base salary plus guaranteed benefits

9.       SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

          o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

          o The availability and feasibility of alternatives to animal testing to ensure product safety, and

          o    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

          o The company has already published a set of animal welfare standards and monitors compliance

          o The company's standards are comparable to or better than those of peer firms, and

          o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

          o    Whether the proposal focuses on a specific drug and region

          o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

          o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

          o Whether the company already limits price increases of its products

          o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

          o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

          o    The costs and feasibility of labeling and/or phasing out

          o The nature of the company's business and the proportion of it affected by the proposal

          o The proportion of company sales in markets requiring labeling or GMO-free products

          o The extent that peer companies label or have eliminated GMOs o Competitive benefits, such as expected increases in consumer demand for the company's products

          o The risks of misleading consumers without federally mandated, standardized labeling

          o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

          o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

          o    The extent that peer companies have eliminated GMOs

          o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

          o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

          o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

          o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

          o Whether the company has adequately disclosed the financial risks of its subprime business

          o Whether the company has been subject to violations of lending laws or serious lending controversies

          o    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

          o Whether the company complies with all local ordinances and regulations

          o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

          o    The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

          o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

          o Whether the company has gone as far as peers in restricting advertising

          o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

          o Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

          o    The percentage of the company's business affected

          o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

          o    The percentage of the company's business affected

          o    The feasibility of a spin-off

          o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

          o Whether there are publicly available environmental impact reports;

          o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

          o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

          o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

          o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

          o Environmentally conscious practices of peer companies, including endorsement of CERES

          o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

          o The company's level of disclosure lags that of its competitors, or

          o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

          o    The nature of the company's business and the percentage affected

          o    The extent that peer companies are recycling

          o    The timetable prescribed by the proposal

          o    The costs and methods of implementation

          o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

          o    The nature of the company's business and the percentage affected

          o The extent that peer companies are switching from fossil fuels to cleaner sources

          o    The timetable and specific action prescribed by the proposal

          o    The costs of implementation

          o    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

          o    The relevance of the issue to be linked to pay

          o The degree that social performance is already included in the company's pay structure and disclosed

          o The degree that social performance is used by peer companies in setting pay

          o Violations or complaints filed against the company relating to the particular social performance measure

          o Artificial limits sought by the proposal, such as freezing or capping executive pay

          o    Independence of the compensation committee

          o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

          o The company is in compliance with laws governing corporate political activities, and

          o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
               (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

          o There are serious controversies surrounding the company's China operations, and

          o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

          o    The nature and amount of company business in that country

          o    The company's workplace code of conduct

          o    Proprietary and confidential information involved

          o Company compliance with U.S. regulations on investing in the country

          o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

          o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

          o Agreements with foreign suppliers to meet certain workplace standards

          o    Whether company and vendor facilities are monitored and how

          o    Company participation in fair labor organizations

          o    Type of business

          o    Proportion of business conducted overseas

          o    Countries of operation with known human rights abuses

          o Whether the company has been recently involved in significant labor and human rights controversies or violations

          o    Peer company standards and practices

          o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

               o The company does not operate in countries with significant human rights violations

               o The company has no recent human rights controversies or violations, or

               o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

               o Company compliance with or violations of the Fair Employment Act of 1989

               o Company antidiscrimination policies that already exceed the legal requirements

               o    The cost and feasibility of adopting all nine principles

               o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

               o    The potential for charges of reverse discrimination

               o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

               o    The level of the company's investment in Northern Ireland

               o    The number of company employees in Northern Ireland

               o The degree that industry peers have adopted the MacBride Principles

               o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

               o Whether the company has in the past manufactured landmine components

               o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

               o What weapons classifications the proponent views as cluster bombs

               o Whether the company currently or in the past has manufactured cluster bombs or their components

               o The percentage of revenue derived from cluster bomb manufacture

               o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

               o The information is already publicly available or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

               o The board composition is reasonably inclusive in relation to companies of similar size and business or

               o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

               o    The degree of board diversity

               o    Comparison with peer companies

               o    Established process for improving board diversity

               o    Existence of independent nominating committee

               o    Use of outside search firm

               o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

               o    The company has well-documented equal opportunity programs

               o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

               o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

               o The composition of senior management and the board is fairly inclusive

               o The company has well-documented programs addressing diversity initiatives and leadership development

               o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

               o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

               o Whether the company's EEO policy is already in compliance with federal, state and local laws

               o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

               o The industry norm for including sexual orientation in EEO statements

               o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

               o    Board structure

               o    Director independence and qualifications

               o    Attendance at board and committee meetings.

               o    Votes should be withheld from directors who:

               o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

               o Ignore a shareholder proposal that is approved by a majority of shares outstanding

               o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

               o Are interested directors and sit on the audit or nominating committee, or

               o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

               o    Past performance as a closed-end fund

               o    Market in which the fund invests

               o    Measures taken by the board to address the discount

               o    Past shareholder activism, board activity

               o    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

               o    Past performance relative to its peers

               o    Market in which fund invests

               o    Measures taken by the board to address the issues

               o Past shareholder activism, board activity, and votes on related proposals

               o    Strategy of the incumbents versus the dissidents

               o    Independence of directors

               o    Experience and skills of director candidates

               o    Governance profile of the company

               o    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

               o    Proposed and current fee schedules

               o    Fund category/investment objective

               o    Performance benchmarks

               o    Share price performance compared to peers

               o    Resulting fees relative to peers

               o Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

               o    Stated specific financing purpose

               o    Possible dilution for common shares

               o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

               o    Potential competitiveness

               o    Regulatory developments

               o    Current and potential returns

               o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

               o    The fund's target investments

               o    The reasons given by the fund for the change

               o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

               o    Political/economic changes in the target market

               o    Consolidation in the target market

               o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

               o    Potential competitiveness

               o    Current and potential returns

               o    Risk of concentration

               o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

               o    Strategies employed to salvage the company

               o    The fund's past performance

               o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

               o    The degree of change implied by the proposal

               o    The efficiencies that could result

               o    The state of incorporation

               o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

               o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

               o Removal of shareholder approval requirement for amendments to the new declaration of trust

               o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

               o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

               o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

               o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

               o    Regulations of both states

               o    Required fundamental policies of both states

               o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

               o Fees charged to comparably sized funds with similar objectives

               o    The proposed distributor's reputation and past performance

               o    The competitiveness of the fund in the industry

               o    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

               o    Resulting fee structure

               o    Performance of both funds

               o    Continuity of management personnel

               o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

               o    Performance of the fund's NAV

               o    The fund's history of shareholder relations

               o The performance of other funds under the advisor's management.

                        THOMPSON, SIEGEL & WALMSLEY, INC.

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

PROXY VOTING GUIDELINES:

               o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.

               o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

               o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROXY VOTING PROCESS:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote.

With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

               o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

               o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

               o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

               o    All proxies will be voted solely in the interest of clients.

               o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

               o All tender offers are reviewed and treated in a similar manner. Proxy Voting Records & Reports

               o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

               o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free
                    (800) 697-1056.

                        PACIFIC FINANCIAL RESEARCH, INC.

                       PROXY VOTING POLICY AND PROCEDURES

I.       INTRODUCTION

         Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires every federally registered investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. In addition, the rule requires advisers to provide a concise summary of their proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the rule requires that advisers disclose to their clients how they may obtain information on how the adviser voted their proxies.

         As an investment adviser with fiduciary responsibilities to its clients, Pacific Financial Research, Inc. ("PFR") assumes a responsibility to vote proxies in the best interest of its clients. PFR follows these Policies and Procedures ("guidelines") unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

         These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. To the extent issues are not covered by these guidelines, PFR will vote proxies in its absolute discretion based on an evaluation of what it believes to be in the best long-term economic interest of its clients.

II.      PROXY VOTING GUIDELINES

         Generally, PFR will vote proxies as follows:

         A.       Management Proposals

         In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         o Election of directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis);

         o        Approval of independent registered public accounting firm;

         o        Executive compensation plans;

         o        Corporate structure; and

         o        Limiting directors' liability

         However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

         o        Proposals to stagger board members' terms;

         o Proposals to limit the ability of shareholders to call special meetings;

         o        Proposals to require super majority votes;

         o Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         o        Proposals to implement "poison pill" provisions; and

         o        Proposals to implement "fair price" provisions.

         B.       Shareholder Proposals

         At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

III.     PROXY REVIEW PROCESS

         Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

         If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, PFR will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file. Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

IV.      CONFLICTS OF INTEREST

         PFR's interests may, in certain proxy voting situations, be in conflict with the interests of its clients. PFR may have a conflict, for example, if a company that is soliciting a proxy is a client of PFR or is a major vendor for PFR. PFR may also have a conflict if PFR personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates. "Routine" proxy proposals, such as uncontested elections of directors, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, if PFR's Corporate Counsel (who also serves as PFR's CCO) believes that a conflict of interest may exist, she may consult with PFR's outside counsel to determine whether such proposals involve a material conflict of interest.

         If a proposal is determined to involve a material conflict of interest, PFR may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for PFR's vote. Other possible resolutions may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) designating a person or committee to vote that has no knowledge of any relationship between PFR and this issuer, its officers or directors, director candidates, or proxy proponents;
(iii) voting in proportion to other shareholders; or (iv) voting in other ways that are consistent with PFR's obligation to vote in its clients' best interests. In the case of Clipper Fund, Inc., any proxy votes involving a material conflict of interest will be presented to the Fund's Board of Directors for ratification at its next quarterly meeting.

V.       RECORD KEEPING

         Pursuant to paragraph (c)(2) of Rule 204-2 under the Investment Advisers Act of 1940, as amended, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office: (i) PFR's proxy policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes PFR cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for voting information and PFR's response to such requests (whether such request was oral or in writing); and (v) any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.


         To assist with the proxy voting process, PFR uses ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks, and provides record-keeping and disclosure services.

VI.      HOW TO OBTAIN A PROXY VOTING REPORT

         Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's offices at 1-310-247-3939. The report will be provided free of charge. In addition, a copy of these policies and procedures is available on PFR's website at www.pfr.biz.

         PFR will ensure that Part II of Form ADV is updated as necessary to reflect (i) all material changes to the Proxy Voting Policy and Procedures; and
(ii) information about how clients may obtain information about how PFR voted their securities.


APPROVED:         JULY 23, 2003
AMENDED:          MAY 5, 2005

                         DWIGHT ASSET MANAGEMENT COMPANY

                        PROXY VOTING POLICY AND PROCEDURE

Dwight Asset Management Company ("Dwight") is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act ("ERISA") with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

PROXY OVERSIGHT COMMITTEE

Dwight has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Head of Credit and the General Counsel. The Committee is primarily responsible for:

               o    Approving Dwight's Proxy Voting Policy and Procedure.

               o Reviewing proxy voting requests and determining the appropriate response.

               o Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.

               o    Reporting to management on a periodic basis.

The Committee has also authorized the Compliance Officer to coordinate, execute and maintain appropriate records related to the proxy voting process.

PROXY VOTING GUIDELINES

Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client's written guidelines or instructions conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate.

There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

Dwight's general proxy voting policy is described below along with Dwight's intended voting practices.

1. General: It is Dwight's policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

2. Management Proposals: In general, it is Dwight's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

     o    Election of Directors
     o    Approval of Independent Auditors
     o    Executive Compensation Plans
     o    Corporate Structure and Shareholder Rights

3. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

4. Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight's vote is cast in a manner that we believe is in the best interest of the affected client(s).


CONFLICTS OF INTEREST

Occasions may arise during the voting process in which a client's financial interests conflict with Dwight's interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company's pension fund. If a conflict of interest exists, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

VOTING PROCESS

Dwight has charged its Compliance Officer with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Compliance Officer is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Compliance Officer is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

RECORDKEEPING

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years in an easily accessible place, the first two years in its office:

     o Dwight's proxy voting policies and procedures, and any amendments thereto;
     o    Proxy statements received regarding client securities
     o    Records of votes cast on behalf of clients

     o    Records of written client requests for voting information
     o Records of written responses from Dwight to both written and verbal client requests
     o Any other documents prepared that were material to Dwight's decision to vote a proxy or that memorialized the basis for the decision.

OBTAINING A VOTING PROXY REPORT

Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Dwight's Compliance Officer at 100 Bank St., Suite 800, Burlington, VT 05401 /
(802) 862-4170.

August 2003

Wellington Management Company, LLP
Proxy Policies and Procedures

Dated:  March 1, 2005


------------------------------  ----------------------------------------------------------------------------------------
INTRODUCTION                    Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                                Wellington Management's PROXY VOTING GUIDELINES, attached as Exhibit A to these PROXY
                                POLICIES AND PROCEDURES, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington
                                Management has voting discretion.  While the PROXY VOTING GUIDELINES set forth general guidelines for voting proxies, each proposal is evaluated on its merits.  The vote entered on a client's behalf with respect to a particular proposal may differ from the
                                PROXY VOTING GUIDELINES.
------------------------------  ----------------------------------------------------------------------------------------
STATEMENT OF POLICIES           As a matter of policy, Wellington Management:

                                1.      Takes responsibility for voting client proxies only upon a client's written request.

                                2.      Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

                                3.      Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                                4.      Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                                5.      Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                                6.      Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                7.      Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                8.      Provides all clients, upon request, with copies of these PROXY POLICIES AND PROCEDURES, the PROXY VOTING GUIDELINES, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                9.      Reviews regularly the voting record to ensure that proxies are voted in accordance with these PROXY POLICIES AND PROCEDURES and the PROXY VOTING GUIDELINES; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


------------------------------  ----------------------------------------------------------------------------------------
RESPONSIBILITY AND OVERSIGHT    Wellington Management has a Global Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written PROXY POLICIES AND PROCEDURES and its PROXY VOTING
                                GUIDELINES, and for providing advice and guidance on specific proxy votes for individual issuers.  The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global
                                Corporate Governance Committee to develop policies that implement those requirements.
                                Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations
                                Department.  In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

------------------------------  ----------------------------------------------------------------------------------------

STATEMENT OF PROCEDURES         Wellington Management has in place certain procedures for implementing its proxy voting policies.

                                ----------------------------------------------------------------------------------------
GENERAL PROXY VOTING            AUTHORIZATION TO VOTE.  Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                RECEIPT OF PROXY.  Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank.  If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington
                                Management or its voting agent.  Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                                RECONCILIATION.  To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington
                                Management's PROXY VOTING GUIDELINES, and handled as follows:

                                o       Generally, issues for which explicit proxy voting guidance is provided in the PROXY VOTING
                                        GUIDELINES (i.e., "For", "Against", "Abstain") are reviewed by the Global Corporate
                                        Governance Group and voted in accordance with the PROXY VOTING GUIDELINES.



                                o       Issues identified as "case-by-case" in the PROXY VOTING GUIDELINES are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s)
                                        for their input.

                                o       Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                                MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's
                                broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                                If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance
                                Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

                                ----------------------------------------------------------------------------------------

OTHER CONSIDERATIONS            In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general,
                                Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.



                                SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington
                                Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

------------------------------  ----------------------------------------------------------------------------------------

ADDITIONAL INFORMATION          Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement
                                Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                                Wellington Management's PROXY POLICIES AND PROCEDURES may be amended from time to time by Wellington Management.  Wellington Management provides clients with a copy of its
                                PROXY POLICIES AND PROCEDURES, including the PROXY VOTING GUIDELINES, upon written request.  In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company, LLP
Proxy Voting Guidelines

Dated:  March 1, 2005


------------------------------  ----------------------------------------------------------------------------------------

INTRODUCTION                    Upon a client's written request, Wellington Management Company, LLP ("Wellington Management")
                                votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

                                These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these PROXY
                                VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                                Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

------------------------------  ----------------------------------------------------------------------------------------

VOTING GUIDELINES               COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                                o        Election of Directors:                                        For
                                o        Repeal Classified Board (SP):                                 For
                                o        Adopt Director Tenure/Retirement Age (SP):                    Against
                                o        Minimum Stock Ownership by Directors (SP):                    Case-by-Case
                                o        Adopt Director & Officer Indemnification:                     For
                                o        Allow Special Interest Representation to Board (SP):          Against
                                o        Require Board Independence (SP):                              For
                                o        Require Board Committees to be Independent (SP):              For
                                o        Require a Separation of Chair and CEO or Require a Lead       Case-by-Case
                                         Director (SP):


                                o        Boards not Amending Policies that are                         Withhold vote*
                                         Supported by a Majority of Shareholders:

                                         * on all Directors seeking election the following year

                                o        Approve Directors' Fees:                                      For
                                o        Approve Bonuses for Retiring Directors:                       For
                                o        Elect Supervisory Board/Corporate Assembly:                   For
                                o        Elect/Establish Board Committee:                              For
                                o        Majority Vote on Election of Directors (SP):                  Case-by-Case

                                -----------------------------------------------------------------------------------------

                                MANAGEMENT COMPENSATION

                                o        Adopt/Amend Stock Option Plans:                               Case-by-Case
                                o        Adopt/Amend Employee Stock Purchase Plans:                    For
                                o        Approve/Amend Bonus Plans:                                    Case-by-Case
                                o        Approve Remuneration Policy:                                  Case-by-Case
                                o        Exchange Underwater Options:                                  Against
                                o        Eliminate Golden Parachutes (SP):                             For
                                o        Expense Future Stock Options (SP):                            For
                                o        Shareholder Approval of All Stock Option Plans (SP):          For
                                o        Shareholder Approval of Future Severance Agreements           For
                                         Covering Senior Executives (SP):
                                o        Recommend Senior Executives Own and Hold Company Stock,
                                         not Including Options (SP):                                   For
                                o        Disclose All Executive Compensation (SP):                     For

                                -----------------------------------------------------------------------------------------

                                REPORTING OF RESULTS

                                o        Approve Financial Statements:                                 For
                                o        Set Dividends and Allocate Profits:                           For


                                o        Limit Non-Audit Services Provided by Auditors (SP):           For
                                o        Ratify Selection of Auditors and Set Their Fees:              For
                                o        Elect Statutory Auditors:                                     For
                                o        Shareholder Approval of Auditors (SP):                        For

                                -----------------------------------------------------------------------------------------

                                SHAREHOLDER VOTING RIGHTS

                                o        Adopt Cumulative Voting (SP):                                 Against
                                o        Redeem or Vote on Poison Pill (SP):                           For
                                o        Authorize Blank Check Preferred Stock:                        Against
                                o        Eliminate Right to Call a Special Meeting:                    Against
                                o        Increase Supermajority Vote Requirement:                      Against
                                o        Adopt Anti-Greenmail Provision:                               For
                                o        Restore Preemptive Rights:                                    Case-by-Case
                                o        Adopt Confidential Voting (SP):                               For
                                o        Approve Unequal Voting Rights:                                Against
                                o        Remove Right to Act by Written Consent:                       Against
                                o        Approve Binding Shareholder Proposals:                        Case-by-Case
                                -----------------------------------------------------------------------------------------

                                CAPITAL STRUCTURE

                                o        Increase Authorized Common Stock:                             Case-by-Case
                                o        Approve Merger or Acquisition:                                Case-by-Case
                                o        Approve Technical Amendments to Charter:                      Case-by-Case
                                o        Opt Out of State Takeover Statutes:                           For
                                o        Consider Non-Financial Effects of Mergers:                    Against
                                o        Authorize Share Repurchase:                                   For
                                o        Authorize Trade in Company Stock:                             For


                                o        Approve Stock Splits:                                         For
                                o        Approve Recapitalization/Restructuring:                       For
                                o        Issue Stock with or without Preemptive Rights:                For
                                o        Issue Debt Instruments:                                       For

                                -----------------------------------------------------------------------------------------

                                SOCIAL ISSUES

                                o        Endorse the Ceres Principles (SP):                            Case-by-Case
                                o        Disclose Political and PAC Gifts (SP):                        For
                                o        Require Adoption of International Labor Organization's        Case-by-Case
                                         Fair Labor Principles (SP):
                                o        Report on Sustainability (SP):                                Case-by-Case

                                -----------------------------------------------------------------------------------------

                                MISCELLANEOUS

                                o        Approve Other Business:                                       Abstain
                                o        Approve Reincorporation:                                      Case-by-Case
                                o        Approve Third Party Transactions:                             Case-by-Case


                                    EXHIBIT C
                               PENDING LITIGATION

PBHG Funds' prospectuses describe multiple lawsuits which have been filed against PBHG Funds, Liberty Ridge Capital and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the "MDL Litigation") in the U.S. District Court for the District of Maryland (the "MDL Court"). In addition, the Attorney General of the State of West Virginia ("WVAG") has filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the MDL Litigation and the WVAG Litigation, are referred to as the "Litigation").

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, If Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Management Company, LLP, from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

         The designated lead plaintiffs in these cases filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: PBHG Funds; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge Capital, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the "1940 Act"); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorney's fees and expert fees.

         The consolidated amended complaint for the derivative action suits names as defendants: PBHG Funds (as nominal defendant); the Trustees of PBHG Funds; Liberty Ridge Capital, Old Mutual Investment Partners, Old Mutual Fund Services and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds' adviser and distributor; rescinding PBHG Funds' management and other contracts with PBHG Funds' adviser, distributor and other defendants; rescinding PBHG Funds' 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds' adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorney's and experts' fees.

         While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG MID-CAP FUND, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG mutual Funds"); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of:
Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the "PBHG Mutual Funds", PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD
J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.

With respect to the WVAG Litigation, the WVAG complaint, filed on April 12, 2005 in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

                                    EXHIBIT D

                          PORTFOLIO MANAGER DISCLOSURE

                             AS OF DECEMBER 31, 2004

                            INVESTMENTS IN EACH FUND

                                                                                         DOLLAR RANGE OF INVESTMENTS
NAME OF PORTFOLIO MANAGER          NAME OF FUND                                                  IN EACH FUND
-------------------------          ------------                                                  ------------
Samuel H. Baker                    PBHG Growth Fund                                           $10,001 - $50,000

Michael S. Sutton                  PBHG Large Cap Growth Fund                                 $100,001 - $500,000
                                   PBHG Large Cap Growth Concentrated Fund                    $100,001 - $500,000
                                   PBHG Select Growth Fund                                            0

James M. Smith                     PBHG Emerging Growth Fund                                  $10,001 - $50,000
                                   PBHG Technology & Communications Fund                              0
                                   PBHG Strategic Small Company Fund                          $50,001 - $100,000

Jerome J. Heppelmann               PBHG Focused Fund                                          $100,001 - $500,000
                                   PBHG Mid-Cap Fund                                          $100,001 - $500,000
                                   PBHG Large Cap Fund                                                0

James B. Bell, III                 PBHG Small Cap Fund                                                0
                                   PBHG Strategic Small Company Fund                                  0

Frank H. Reichel, III              TS&W Small Cap Value Fund                               Greater than $1 million

James H. Gipson                    Clipper Focus Fund                                                 0

Peter J. Quinn                     Clipper Focus Fund                                                 0

Michael C. Sandler                 Clipper Focus Fund                                                 0

Nugroho ("Dede") Soeharto          Clipper Focus Fund                                                 0

Kelly M. Sueoka                    Clipper Focus Fund                                                 0


                                                                                         DOLLAR RANGE OF INVESTMENTS
NAME OF PORTFOLIO MANAGER          NAME OF FUND                                                  IN EACH FUND
-------------------------          ------------                                                  ------------
Bruce G. Veaco                     Clipper Focus Fund                                        $100,001 - $500,000

Harindra de Silva                  Analytic Disciplined Equity Fund                                   0

Dennis M. Bein                     Analytic Disciplined Equity Fund                                   0

Greg McMurran                      Analytic Disciplined Equity Fund                           $10,001 - $50,000

Steven Sapra                       Analytic Disciplined Equity Fund                           $10,001 - $50,000

Timothy J. Pire, CFA               Heitman REIT Fund                                             $1 - $10,000

Randall E. Newsome                 Heitman REIT Fund                                                  0

Larry S. Antonatos                 Heitman REIT Fund                                                  0

David T. Kilborn                   Dwight Intermediate Fixed Income Fund                              0

Robert P. Clancy                   Dwight Intermediate Fixed Income Fund                              0

David T. Kilborn                   Dwight Short Term Fixed Income Fund                                0

Derrick M. Wulf                    Dwight Short Term Fixed Income Fund                                0



                      DESCRIPTION OF COMPENSATION STRUCTURE

LIBERTY RIDGE CAPITAL

         Liberty Ridge Capital seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals. For each portfolio manager, Liberty Ridge Capital's compensation structure includes the following components: base salary, annual bonus, annual cash payments relating to interests under a phantom equity plan, deferred profit sharing, and the ability to participate in a voluntary income deferral plan. Samuel H. Baker and James M. Smith also receive performance based compensation and Samuel H. Baker receives life and disability insurance in connection with their management of unregistered investment funds ("Liberty Ridge Private Funds"). Each of these components of compensation is described below.

                    o BASE SALARY. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

                    o BONUS. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks (with respect to the Funds, the Funds' primary benchmarks are used, which are described in the prospectus) and are based on pre-tax performance over one, two and three year periods. A smaller portion of the bonuses is based on management's subjective evaluation of qualitative factors, which may include marketing and client service activities.

                    o PHANTOM EQUITY PLAN. Each portfolio manager is eligible to receive equity incentives in the form of "phantom equity." Phantom equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of Liberty Ridge Capital, as if the portfolio managers were the owners of shares of Liberty Ridge Capital's common stock. Distribution of phantom equity units is subjectively determined by Liberty Ridge Capital's board of directors and phantom equity units vest over time, so as to create retention incentives.

                    o DEFERRED PROFIT SHARING. Subject to an initial service requirement, all employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan. Discretionary contributions are made on an annual basis and are subjectively determined at the sole discretion of Liberty Ridge Capital.

                    o DEFERRED COMPENSATION PLAN. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

                    o PERFORMANCE BASED COMPENSATION. Samuel H. Baker and James M. Smith , as portfolio managers of the Liberty Ridge Private Funds, are eligible to receive a fixed portion of any performance based fee earned by Liberty Ridge Capital as investment adviser to the Liberty Ridge Private Funds. The performance based fee is based on the pre-tax performance of the Liberty Ridge Private Funds.

                    o INSURANCE. Liberty Ridge Capital pays the premiums for life and disability insurance for Samuel H. Baker in connection with his role as portfolio manager of the Liberty Ridge Private Funds.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of Liberty Ridge Capital.

PACIFIC FINANCIAL RESEARCH, INC.

         Each portfolio manager is currently a principal of PFR. As a principal, each portfolio manager's compensation from PFR includes an annual salary (paid monthly) and participation in PFR's profits (paid throughout the year). The level of profit participation for a portfolio manager is primarily based on tenure with the firm, but also may be affected by contribution in the following areas: generating investment ideas for the portfolio, performing ongoing research on stocks in the portfolio, providing client servicing for separately managed accounts of the Adviser, and contributing to the overall management of the Adviser. PFR believes that the portfolio manager's compensation is based primarily on long-term performance rather than short-term considerations, as the profit element of compensation is significantly greater than the salary component, and the firm's profits are related principally to long-term account performance and client retention.

ANALYTIC INVESTORS, INC.

         Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account.. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

DWIGHT ASSET MANAGEMENT COMPANY

                    o Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending among other things on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired. For example, certain market sectors are covered by both senior and junior portfolio managers (more than 10 and less than 10 years of experience, respectively), and in such cases base salary of the senior portfolio manager would exceed that of the junior portfolio manager. In determining base salaries as well as overall compensation, Dwight evaluates independent industry information, which provides a level of objectivity in setting salary levels. Base salary is generally 50-80% of overall compensation.

                    o BONUS. Each portfolio manager is eligible to receive an annual profit-sharing bonus, which generally represents 20-50% of overall compensation. The portion of bonus based on investment performance is approximately 70%. Performance is measured based on the excess returns generated by individual sector portfolio management teams over the prior year. The portion of bonus based on subjective criteria is approximately 30%. These components include teamwork, overall performance, and firm profitability.

HEITMAN REAL ESTATE SECURITIES LLC

         The portfolio managers are a part of the 21 senior employees of Heitman who hold a 50% equity interest in the business. The total compensation of the portfolio managers is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met. Compensation for the portfolio management team is aligned with the interests of Heitman's clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn form the profits of the enterprise. Bonuses for Heitman's investment professionals are determined according to: (a) performance versus benchmark (with respect to the Heitman
REIT Fund, the Dow Jones Wilshire Real Estate Securities Index is used) , (b) performance versus peer group managers (selected from a broad array of real estate securities specialists from large, small and independent investment advisors), (c) stock selection ability, and (d) subjective review of performance. These measures are evaluated on a pre-tax basis over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary.

THOMPSON, SIEGEL & WALMSLEY, INC.

         For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

                    o BASE SALARY. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

                    o BONUS. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that products area.

                    o DEFERRED PROFIT SHARING. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

                    o DEFERRED COMPENSATION PLAN. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of TS&W.



                             OTHER MANAGED ACCOUNTS

                  Certain of PBHG Funds' portfolio managers also manage other mutual funds for which Liberty Ridge Capital or a sub-adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Funds for which a portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account ("performance-based fees"), that information is specifically identified. Portfolio managers only manage a Fund or Funds are not included in the chart.


------------------------------------ ---------------------------------------------------------------------------------
                                      NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS IN EACH
NAME OF PORTFOLIO MANAGER                                                 CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Samuel H. Baker                      1 Registered Investment Companies with $47 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $216.4 million in total assets under management, one of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Michael S. Sutton                    6 Registered Investment Companies with $117.6 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     44 Other Accounts with $153.6 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Jerome J. Heppelmann                 6 Registered Investment Companies with $104.9 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
James M. Smith                       2 Registered Investment Companies with $123.3 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $216.4 million in total assets under management, one of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
James B. Bell, III                   5 Registered Investment Companies with $146.9 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Frank H. Reichel, III                1 Registered Investment Company with $1.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     1 Other Pooled Vehicle with $18.2 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     66 Other Accounts with $1.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
James H. Gipson(1)                   4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     34 Other Accounts with $8.2 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Peter J. Quinn(1)                    4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     25 Other Accounts with $2.2 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Michael C. Sandler(1)                4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     36 Other Accounts with $3.1 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Nugroho ("Dede") Soeharto(1)         4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     16 Other Accounts with $853 million in total assets under management, 4 accounts
                                     ($157.6 million) of which charge a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------


------------------------------------ ---------------------------------------------------------------------------------
                                      NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS IN EACH
NAME OF PORTFOLIO MANAGER                                                 CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Kelly M. Sueoka(1)                   4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     15 Other Accounts with $1.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Bruce G. Veaco(1)                    4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     32 Other Accounts with $1.9 billion in total assets under management, two account ($74.9 million) of which charge a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Harindra de Silva                    9 Registered Investment Companies with $973.4 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     16 Other Pooled Investment Vehicles with $1.1 billion in total assets under management, 10 accounts ($423.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     22 Other Accounts with $928.2 billion in total assets under management, 6 accounts
                                     ($256.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Dennis M. Bein                       9 Registered Investment Companies with $945.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     15 Other Pooled Investment Vehicles with $979.3 million in total assets under management, 10 accounts ($423.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     20 Other Accounts with $761.3 billion in total assets under management, 6 accounts
                                     ($256.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Greg McMurran                        2 Registered Investment Companies with $111.2 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $102.3 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     11 Other Accounts with $3.9 billion in total assets under management, 1 account
                                     ($3.6 billion) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Steven Sapra                         8 Registered Investment Companies with $941.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     11 Other Pooled Investment Vehicles with $807.1 million in total assets under management, 7 accounts ($269.6 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     20 Other Accounts with $761.3 billion in total assets under management, 6 accounts
                                     ($256.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------


------------------------------------ ---------------------------------------------------------------------------------
                                      NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS IN EACH
NAME OF PORTFOLIO MANAGER                                                 CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Timothy J. Pire, CFA(2)              6 Registered Investment Companies with $203.8 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     6 Other Pooled Investment Vehicles with $364.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     3,997 Other Accounts with $1.97 billion in total assets under management, 1 account
                                     ($62.7 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
David T. Kilborn                     2 Registered Investment Companies with $402 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     6 Other Pooled Investment Vehicles with $14.9 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     4 Other Accounts with $3.7 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Robert P. Clancy                     1 Registered Investment Company with $7.0 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     3 Other Pooled Investment Vehicles with $1.7 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     5 Other Accounts with $1.1 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Derrick M. Wulf                      1 Registered Investment Company with $395 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $12.6 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
                                     7 Other Accounts with $594 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------


1 All of PFR's client accounts, including the Fund, are generally managed pursuant to the same core investment strategy and therefore are jointly managed by all of the Portfolio Managers. PFRs' core strategy comprises two composites, "Unconventional Value," which can hold unlimited cash, cash equivalents, and bonds, and "95+ Equity," which generally holds 5% or less in cash and cash equivalents. Each Portfolio Manager has additional investment discretion over certain client accounts (none of which are registered investment companies or other pooled investment vehicles) which are not included in either of these composites due to investment policy restrictions imposed by such clients.

2 "Other Accounts" includes 3,952 separate accounts managed in three wrap-fee programs and 45 other accounts.

                              CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Fund or other account. In managing the Funds, the portfolio managers may be presented with the following conflicts of interest:

     o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts. Liberty Ridge Capital seeks to mitigate these conflicts by having its portfolio managers focus on a distinct investment discipline and by reviewing composite performance for dispersion in investment performance among accounts within the same composites.

          Dwight also believes that its investment process mitigates against such conflicts. Dwight assigns a portfolio manager to have overall responsibility for each account. Sector specialists are generally responsible for individual security selection within their sectors of the account. Overall policy for accounts is set at Dwight's Fixed Income Strategy Group level. Composite performance is reviewed for dispersion in investment performance among accounts within the same composites. Other sub-advisers may use different means to mitigate such conflicts.

     o The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including initial public offerings (IPOs), or devote more time, effort or attention, to such account. This is because performance based fees give Liberty Ridge Capital or a sub-adviser the opportunity to increase its advisory fee as a result of the account performing well, a portion of which may be paid to the portfolio manager. In addition, the portfolio managers of the Liberty Ridge Private Funds may have personal investments in the Liberty Ridge Private Funds, which could also incentivise those managers to allocate their best investment ideas to the Liberty Ridge Private Funds instead of the Funds that they manage. Liberty Ridge Capital attempts to manage these types of conflicts through its trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

          Dwight in connection with its client accounts that charge a performance-based fee attempts to manage these types of conflicts through its trade allocation policies. Other sub-advisers may use different means to mitigate such conflicts.

     o Portfolio managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers' decisions with respect to purchasing or selling the same securities for the Funds. To mitigate this potential conflict of interest, the Adviser's and sub-advisers' Codes of Ethics require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer. The Codes of Ethics also requires portfolio managers to regularly report to the Adviser or sub-adviser the securities that the portfolio manager beneficially owns.

     o If a portfolio manager identifies an investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. The Adviser and sub-advisers have instituted trade allocation policies that attempt to treat all clients equitably in such an event.

     o Liberty Ridge Capital and the sub-advisers have discretion to select brokers for the execution of trades for the Funds, subject to their duty to seek best execution. However, other clients of Liberty Ridge Capital or the sub-advisers may direct Liberty Ridge Capital or the sub-advisers, respectively, to use certain brokers to execute transactions for such client's account. A conflict could result from Liberty Ridge Capital or a sub-adviser having to place separate, non-simultaneous transactions for a Fund and another account that could negatively affect the market price of the Fund security or the execution of the transaction.

          To the extent possible, Heitman and PFR mitigate this conflict by attempting to "step-out" trades to satisfy client broker direction requests. Other sub-advisers may use different mans to mitigate such conflicts.

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED JULY 22, 2005

                                     Trust:

                                   PBHG FUNDS

                                     Funds:

                            PBHG EMERGING GROWTH FUND
                                PBHG MID-CAP FUND
                                PBHG GROWTH FUND
                               PBHG SMALL CAP FUND
                     PBHG LARGE CAP GROWTH CONCENTRATED FUND
                   (formerly known as PBHG Large Cap 20 Fund)
                               CLIPPER FOCUS FUND
                           PBHG LARGE CAP GROWTH FUND
                             PBHG SELECT GROWTH FUND
                            TS&W SMALL CAP VALUE FUND
                        PBHG STRATEGIC SMALL COMPANY FUND
                        ANALYTIC DISCIPLINED EQUITY FUND
                                HEITMAN REIT FUND
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                                PBHG FOCUSED FUND
                      DWIGHT INTERMEDIATE FIXED INCOME FUND
                               PBHG LARGE CAP FUND
                       DWIGHT SHORT TERM FIXED INCOME FUND
             (formerly known as PBHG IRA Capital Preservation Fund)
                             PBHG CASH RESERVES FUND


                                    Classes:
                              CLASS A AND CLASS C


                              Investment Advisor:
                          LIBERTY RIDGE CAPITAL, INC.

      * CLASS A AND CLASS C SHARES OF THIS FUND ARE NOT CURRENTLY OFFERED.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Class A and Class C shares of the series portfolios of the Trust named above (each a "Fund" and together, the "Funds"). It should be read in conjunction with the current Prospectuses for the Class A and Class C shares of the Funds. The Class A and Class C Prospectuses dated July 22, 2005, may be obtained without charge by calling 1-800-433-0051.

The Annual Report, except for page 1 thereof, including the financial statements for each Fund contained therein, is incorporated herein by reference. The Annual and Semi-Annual Report may each be obtained without charge by calling 1-800-433-0051.

                                TABLE OF CONTENTS

                                                                          PAGE

THE TRUST...................................................................1
DESCRIPTION OF PERMITTED INVESTMENTS........................................4
RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS......................9
INVESTMENT LIMITATIONS.....................................................29
TRUSTEES AND OFFICERS OF THE TRUST.........................................35
5% AND 25% SHAREHOLDERS....................................................39
THE ADVISER................................................................55
THE SUB-ADVISERS...........................................................59
PORTFOLIO MANAGERS.........................................................64
THE DISTRIBUTOR............................................................64
THE ADMINISTRATOR AND SUB-ADMINISTRATOR....................................66
OTHER SERVICE PROVIDERS....................................................69
PORTFOLIO TRANSACTIONS.....................................................70
DESCRIPTION OF SHARES......................................................73
PURCHASES, REDEMPTIONS AND PRICING OF SHARES...............................74
DETERMINATION OF NET ASSET VALUE...........................................86
TAXES    ..................................................................87
PERFORMANCE ADVERTISING....................................................93
FINANCIAL STATEMENTS.......................................................93
CREDIT RATINGS.............................................................94
EXHIBITS .................................................................104
         EXHIBIT A - PBHG FUNDS AND PBHG INSURANCE SERIES FUND PROXY VOTING
                     GUIDELINES
         EXHIBIT B - ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES
         EXHIBIT C - PENDING LITIGATION
         EXHIBIT D - PORTFOLIO MANAGER DISCLOSURE

                                   THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.

Effective with the close of business on December 14, 2001, Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, and Heitman REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, Analytic Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio. On October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund voted in favor of changing the Fund's investment goal and strategies and the Fund's name was changed to the Dwight Short Term Fixed Income Fund.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through four separate classes, PBHG Class, Advisor Class (formerly the Trust Class), Class A and Class C shares, which have different distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to only the Class A and Class C shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Liberty Ridge Capital, Inc., formerly known as Pilgrim Baxter & Associates, Ltd., ("Liberty Ridge Capital" or the "Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.

SUB-ADVISER                                                  FUNDS

Wellington Management Company, LLP                           Cash Reserves Fund
("Wellington Management")

Pacific Financial Research, Inc.  ("PFR")                    Clipper Focus Fund

Analytic Investors, Inc.  ("Analytic")                       Analytic Disciplined Equity Fund

Dwight Asset Management Company ("Dwight")                   Dwight Short Term Fixed Income Fund
                                                             Dwight Intermediate Fixed Income Fund

Heitman Real Estate Securities LLC                           Heitman REIT Fund
("Heitman")

Thompson, Siegel & Walmsley, Inc. ("TS&W")                   TS&W Small Cap Value Fund

SETTLEMENTS AND PENDING LITIGATION

                  In connection with the Adviser's recent settlements of market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"), the Adviser agreed to meet future obligations including the following:

         (a) use its best efforts to obtain the agreement of PBHG Funds to hold a meeting of PBHG Funds' shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;

         (b) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics;

         (c) maintain an Internal Compliance Controls Committee, to be chaired by the Adviser's Chief Compliance Officer and include senior executives of the Adviser's operating businesses, which shall review compliance issues throughout the Adviser's business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

         (d) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the PBHG Funds' independent Trustees;

         (e) have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the PBHG Funds' independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

         (f) retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the PBHG Funds due to market timing, and (ii) a proportionate share of advisory fees paid by the PBHG Funds portfolios that suffered such losses during the period of such market timing;

         (g) retain an Independent Compliance Consultant to conduct a comprehensive review of the Adviser's supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Adviser and its employees;

         (h) obtain a report from the Independent Compliance Consultant of its findings of its review of the Adviser, and provide such report to the PBHG Funds' Board of Trustees and the SEC staff. In addition, the Adviser shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Adviser considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

         (i) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

         (j) reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

         (k) allow a senior officer ("Senior Officer") hired by the Trust to assist the Trust's Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at "arms" length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

         (l) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

         (m) disclose with each periodic account statement sent to investors by the Adviser, its affiliates or a mutual fund for which the Adviser provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

         (n) maintain a prominent posting on the Trust's website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and

         (o) disclose the Hypothetical Fee and Cost Information in the Trust's applicable prospectuses.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (j) through (l) are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the New York Attorney General against various defendants is found in Exhibit C.

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See "Description of Permitted Investments - General Risks of Investing in Stocks." In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Code and may trigger adverse tax consequences (see the "Taxes" section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives for various purposes including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. A Fund may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator.

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund may earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells future contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or sub-adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or sub-adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

             RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to affect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable sub-adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs" and other exchange traded funds such as "iShares". Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or sub-advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or sub-advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or sub-advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% (10% for Cash Reserves Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable sub-adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Fund, other than the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may generally invest in short-term securities including U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

    o Has total assets of at least $1 billion, or the equivalent in other currencies; and

    o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

    o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. The PBHG Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap, Mid-Cap, Large Cap, Analytic Disciplined Equity, Dwight Short Term Fixed Income, Heitman REIT and Dwight Intermediate Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

    o The borrower must provide collateral at least equal to the market value of the securities loaned;

    o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

    o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

    o    The Fund must be able to terminate the loan at any time;

    o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

    o    The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

    o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

    o    Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.

A Fund typically sells securities short to:

    o    Take advantage of an anticipated decline in prices;

    o    Protect a profit in a security it already owns; and

    o With respect to the Analytic Disciplined Equity Fund, better enable the sub-adviser to underweight stocks versus its benchmark, the S&P 500 Index.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES.  A Fund will not short sell a security if:

    o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

    o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

    o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Small Cap Fund, TS&W Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Select Growth Fund, Focused Fund, Technology & Communications Fund, Analytic Disciplined Equity Fund and Heitman REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.

The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

Each Fund (except the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

The European Economic and Monetary Union (the "EMU") currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

SENIOR LOANS

Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund's and Dwight Short Term Fixed Income Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

STRUCTURED NOTES

The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.

STEP COUPON BONDS (STEPS)

The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser or sub-adviser, as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MORTGAGE DOLLAR ROLLS

Each Fund (except Cash Reserves Fund) may invest in mortgage dollar rolls. In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MUNICIPAL LEASE OBLIGATIONS

Each Fund (except Cash Reserves Fund) may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

PARTICIPATION INTERESTS

Each Fund (except Cash Reserves Fund) may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or sub-adviser, as the case may be, present minimal credit risks.

INVERSE FLOATERS

Each Fund (except Cash Reserves Fund) may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

INTERFUND LOANS

Each Fund may lend uninvested cash up to 15% of its net assets to other current and future PBHG Funds and PBHG Insurance Series Fund portfolios advised by Liberty Ridge Capital as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Liberty Ridge Capital ("Affiliated Funds") and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to PBHG Funds, PBHG Insurance Series Fund and Liberty Ridge Capital. Borrowing creates leverage and can magnify a Fund's losses, which risk is mitigated by limiting the amount that a Fund can borrow. See Investment Limitations - Non-Fundamental Restrictions number 3.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

1.       Each Fund, other than PBHG Large Cap Growth Concentrated Fund,
         PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

         Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund has an investment policy to concentrate its investments in the group of industries within the technology and communications sectors, and because Heitman REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker- dealers or institutional investors or investing in loans, including assignments and participation interests. Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.
         Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Liberty Ridge Capital Advised Fund." This term means other investment companies and their series portfolios that have Liberty Ridge Capital or an affiliate of Liberty Ridge Capital as an investment advisor.

9. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

10. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap Growth Concentrated Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, and Clipper Focus Fund.

11. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or an Affiliated Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. Each Fund other than Analytic Disciplined Equity Fund, may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Each Fund, except the Analytic Disciplined Equity Fund, may not purchase additional securities when borrowings exceed 5% of the Fund's total assets. The Analytic Disciplined Equity Fund may borrow for leveraging and may engage in short sales up to the limits described in the Fund's prospectus and this Statement of Additional Information.

12. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

13. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

14. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

SENIOR SECURITIES

The term "senior security," as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Liberty Ridge Capital have adopted a Holdings Communication Policy (the "Holdings Policy") to safeguard Fund holdings information. Under the Holdings Policy, Fund holdings information related to each Fund, including the top holdings, will generally be made available to the general public at www.pbhgfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Adviser may receive portfolio holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"), as described below.

As part of the normal investment activities of each Fund, non-public portfolio holdings information may be provided to the Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust's auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trusts' independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Liberty Ridge Capital, provided that the service is related to the investment advisory services that Liberty Ridge Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

     o a written request for non-standard disclosure must be submitted to and approved in writing by either Liberty Ridge Capital's chief compliance officer, general counsel or chief investment officer;

     o   the request must relate to an appropriate business purpose; and

     o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Liberty Ridge Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Liberty Ridge Capital regularly presents to the Trust's Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Liberty Ridge Capital and its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Liberty Ridge Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this Statement of Additional Information.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Liberty Ridge Capital nor any other entity receives any compensation or other consideration in connection with each such arrangement.

       ENTITY NAME             FREQUENCY OF HOLDINGS                       RESTRICTIONS ON USE OF HOLDINGS
                                     DISCLOSURE                                       INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's         Top 10 Holdings for all Funds         Holdings information may only be used for the
                          on the 7th calendar day after         specific and legitimate business purpose to which
                          the end of each calendar              the parties agreed. All holdings information is
                          quarter                               subject to a confidentiality agreement and there is
                                                                a prohibition of trading based on the information
                                                                received.

Callan                    Monthly holdings for each Fund        Holdings information may only be used for the
                          managed by Liberty Ridge              specific and legitimate business purpose to which
                          Capital without the use of a          the parties agreed. All holdings information is
                          sub-adviser.  This group of           subject to a confidentiality agreement and there is
                          Funds may be expanded by the          a prohibition of trading based on the information
                          agreement of the parties.             received.

Russell/Mellon            Complete holdings are                 Holdings information may only be used for the
                          disclosed on a quarterly basis        specific and legitimate business purpose to which
                          on the 1st of the quarter for         the parties agreed. All holdings information is
                          the Growth, Mid-Cap, Large            subject to a confidentiality agreement and there is
                          Cap. Small Cap, Strategic             a prohibition of trading based on the information
                          Small Company, Clipper Focus          received.
                          and Focused Funds.  Additional
                          Funds may be added in the
                          future.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087.

INDEPENDENT TRUSTEES

NAME AND                POSITION HELD     TERM OF      PRINCIPAL              NUMBER OF     OTHER
AGE                     WITH THE TRUST    OFFICE*AND   OCCUPATION(S) DURING   PORTFOLIOS    DIRECTORSHIPS
                                          LENGTH OF    PAST 5 YEARS            IN THE PBHG  HELD BY TRUSTEE
                                          TIME SERVED                         FUND FAMILY
                                                                              COMPLEX
                                                                              OVERSEEN BY
                                                                              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Leigh A. Wilson         Chairman of the   Trustee      Chief Executive        26            Trustee, The Victory
(60)                    Board             since 2005   Officer, New Century                 Portfolios (since 1992),
                                                       Living, Inc. (older                  The Victory
                                                       adult housing) since                 Institutional Funds
                                                       1992; Director,                      (since 2003) and The
                                                       Chimney Rock Winery                  Victory Variable
                                                       LLC, 2000 to 2004, and               Insurance Funds (since
                                                       Chimney Rock Winery                  1998) (investment
                                                       Corp (winery), 1985 to               companies - 22 total
                                                       2004.                                portfolios). Trustee,
                                                                                            PBHG Insurance Series
                                                                                            Fund, since  2005.

John R. Bartholdson     Trustee           Trustee      Chief Financial        26            Director, The Triumph
(60)                                      since 1995   Officer, The Triumph                 Group, Inc. since 1992.
                                                       Group, Inc.                          Trustee, PBHG Insurance
                                                       (manufacturing) since                Series Fund, since 1997.
                                                       1992.                                Trustee, Old Mutual
                                                                                            Advisor Funds since 2004.
                                                                                            Also director or Trustee
                                                                                            of ING Clarion Real Estate
                                                                                            Income Fund and ING Clarion
                                                                                            Real Estate Income Fund.

Jettie M. Edwards       Trustee           Trustee      Consultant, Syrus      26            Trustee, EQ Advisors
(58)                                      since 1995   Associates                           Trust (investment
                                                       (business and marketing              company - 37 portfolios)
                                                       consulting firm)                     since 1995. Trustee,
                                                       1986 to 2002.                        PBHG Insurance Series
                                                                                            Fund, since 1997.

Albert A. Miller        Trustee           Trustee      Senior Vice President, 26            Trustee, PBHG Insurance
(70)                                      since 1995   Cherry & Webb, CWT                   Series Fund, since 1997.
                                                       Specialty Stores
                                                       1995-2000, Advisor and
                                                       Secretary, the
                                                       Underwoman Shoppes,
                                                       Inc. (retail clothing
                                                       stores), 1980-2002.
                                                       Retired.

*Trustee of the Trust until such time as his or her successor is duly elected and appointed

OFFICERS

      NAME AND AGE      POSITION HELD  TERM OF OFFICE AND LENGTH OF             PRINCIPAL OCCUPATION(S)
                        WITH THE FUND          TIME SERVED**                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
David J. Bullock (48)   President     President since 2003           Director, President and Chief Executive
                                                                     Officer since 2004, Old Mutual Capital, Inc.
                                                                     Trustee and President since 2004, Old Mutual
                                                                     Advisor Funds. Chief Executive Officer,
                                                                     President and Director since 2003 and Chief
                                                                     Operating Officer in 2003, Liberty Ridge
                                                                     Capital. Chief Executive Officer and Trustee
                                                                     since 2003, Old Mutual Investment Partners.
                                                                     Trustee since 2003, Old Mutual Fund
                                                                     Services. Director since 2003, Old Mutual
                                                                     Shareholder Services, Inc. President since
                                                                     2003, PBHG Insurance Series Fund. President
                                                                     and Chief Executive Officer from 1998 to
                                                                     2003, Transamerica Capital, Inc.

Lee T. Cummings (41)    Vice          Vice President since 2005      Vice President since 2001, Director of Sales
                        President                                    and Marketing since 2004 and Director of
                                                                     Mutual Fund Operations from 1996 to 2001,
                                                                     Liberty Ridge Capital, Inc. Vice President
                                                                     since 2003 and President from 1999 to 2003,
                                                                     Old Mutual Investment Partners. Vice
                                                                     President since 2004, President from 1998 to
                                                                     2004, Old Mutual Fund Services. Vice
                                                                     President since 2004 and President from 2001
                                                                     to 2004, Old Mutual Shareholder Services,
                                                                     Inc. Treasurer, Chief Financial Officer and
                                                                     Controller from 1997 to 2005, PBHG Funds.
                                                                     Vice President since 2005, PBHG Funds.
                                                                     Treasurer, Chief Financial Officer and
                                                                     Controller from 1997 to 2005, PBHG Insurance
                                                                     Series Fund. Treasurer, Chief Financial
                                                                     Officer and Controller from 2004 to 2005,
                                                                     Old Mutual Advisor Funds.

Edward J. Veilleux (61) Senior Vice   Senior Vice President since    President, EJV Financial Services, LLC since
                        President     2005. Employed for an initial  May 2002. Director, Deutsche Bank (and
                                      term of three years and        predecessor companies) and Executive Vice
                                      thereafter for successive one  President and Chief Administrative Officer,
                                      year terms unless terminated   Investment Company Capital Corp. (registered
                                      prior to the end of the then   investment advisor and registered transfer
                                      current term.                  agent) from August 1987 to May 2002. Senior
                                                                     Vice President since 2005, PBHG Insurance
                                                                     Series Fund.

John M. Zerr (42)       Vice          Vice President and Secretary   Chief Operating Officer since 2004, Senior
                        President     since 1997                     Vice President since 2001, and General
                        and                                          Counsel and Secretary since 1996, Liberty
                        Secretary                                    Ridge Capital, Inc.  Executive Vice
                                                                     President, Secretary and General Counsel
                                                                     since 2004, Old Mutual Capital, Inc.  Chief
                                                                     Operating Officer since 2004 and General
                                                                     Counsel and Secretary since 1998, Old Mutual
                                                                     Investment Partners.  General Counsel and
                                                                     Secretary since 1998, Old Mutual Fund
                                                                     Services.  General Counsel and Secretary
                                                                     since 2001, Old Mutual Shareholder Services,
                                                                     Inc.  Vice President and Secretary since
                                                                     2004, Old Mutual Advisor Funds.  Vice
                                                                     President and Secretary since 1997, PBHG
                                                                     Funds.  General Counsel and Secretary from
                                                                     1996 to 2002, Pilgrim Baxter Value
                                                                     Investors, Inc.

OFFICERS

      NAME AND AGE      POSITION HELD       TERM OF OFFICE AND LENGTH OF             PRINCIPAL OCCUPATION(S)
                        WITH THE FUND              TIME SERVED**                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon (41)    Vice                Vice President since 2001      Vice President and Chief Compliance Officer
                        President           and Chief Compliance Officer   since 2001, Liberty Ridge Capital, Inc.
                        and Chief           since 2004                     Vice President and Chief Compliance Officer
                        Compliance                                         since 2004, Old Mutual Capital, Inc.  Vice
                        Officer                                            President, Chief Compliance Officer and
                                                                           Registered Principal since 2001, Old Mutual
                                                                           Investment Partners.  Chief Compliance
                                                                           Officer since 2001, Old Mutual Fund
                                                                           Services.  Chief Compliance Officer since
                                                                           2001, Old Mutual Shareholder Services, Inc.
                                                                           Vice President and Chief Compliance Officer
                                                                           since 2004, Old Mutual Advisor Funds.  Vice
                                                                           President since 2001 and Chief Compliance
                                                                           Officer since 2004, PBHG Funds.  Chief
                                                                           Compliance Officer from 2001 to 2002,
                                                                           Pilgrim Baxter Value Investors, Inc.  Chief
                                                                           Compliance Officer from 2001 to 2003,
                                                                           Pilgrim Baxter Private Equity Advisor. Vice
                                                                           President and Deputy Compliance Director
                                                                           from 1995 to 2001, Delaware Investments.

Mark E. Black           Treasurer,          Since July 2005                Treasurer, Chief Financial Officer and
                        Chief Financial                                    Controller, PBHG Insurance Series Fund
                        Officer and                                        since July 2005; Treasurer, Chief
                        Controller                                         Financial Officer and Controller, Old
                                                                           Mutual Advisor Funds since 2004; Chief
                                                                           Financial Officer, Chief Administrative
                                                                           Officer, Executive Vice President and
                                                                           Treasurer of Old Mutual Capital, Inc.
                                                                           since July 2004; Chief Financial
                                                                           Officer, Chief Administrative Officer of
                                                                           Old Mutual Investment Partners since
                                                                           September, 2004; Senior Vice President and
                                                                           Chief Financial Officer of Transamerica
                                                                           Capital, Inc. from April 2000 through
                                                                           June 2004; Chief Financial Officer of
                                                                           Coldwell Banker Moore & Company (Denver
                                                                           Metro) (formerly Moore and Company
                                                                           Realtor) from 1997 through March 2000.

Robert E. Putney, III   Vice                Vice President and Assistant   Senior Vice President, Deputy General
(44)                    President           Secretary since 2002           Counsel and Assistant Secretary since 2004,
                        and                                                Old Mutual Capital, Inc.  Deputy General
                        Assistant                                          Counsel since 2004, Vice President and
                        Secretary                                          Assistant Secretary since 2001 and Senior
                                                                           Legal Counsel from 2001 to 2004, Liberty
                                                                           Ridge Capital, Inc. Senior Vice President
                                                                           and Deputy General Counsel since 2004,
                                                                           Assistant Secretary since 2001 and Senior
                                                                           Legal Counsel and Vice President from 2001
                                                                           to 2004, Old Mutual Investment Partners.
                                                                           Senior Vice President and Deputy General
                                                                           Counsel since 2004, Assistant Secretary
                                                                           since 2001 and Senior Legal Counsel and
                                                                           Vice President from 2001 to 2004, Old Mutual
                                                                           Fund Services. Senior Vice President
                                                                           and Deputy General Counsel since 2004, Assistant
                                                                           Secretary since 2001 and Senior Legal
                                                                           Counsel and Vice President from 2001 to 2004,
                                                                           Old Mutual Shareholder Services, Inc. Vice
                                                                           President and Assistant Secretary since 2004,
                                                                           Old Mutual Advisor Funds. Vice President
                                                                           and Assistant Secretary since 2001, PBHG Funds.
                                                                           Senior Counsel and Assistant Secretary
                                                                           from 2001 to 2002, Pilgrim Baxter Value
                                                                           Investors, Inc. Director and Senior Counsel
                                                                           from 1997 to 2001, Merrill Lynch Investment
                                                                           Managers, L.P. and Princeton Administrators,
                                                                           L.P. and holding various other positions with
                                                                           these companies from 1991 to 1997; Secretary
                                                                           of various Merrill Lynch and Mercury open-end
                                                                           funds, as well as Somerset Exchange Fund and
                                                                           The Europe Fund, Inc. until December 2001.

William P. Schanne      Assistant           Assistant Treasurer            Fund Administration Associate since 2001,
(32)                    Treasurer           since 2001                     Liberty Ridge Capital, Inc. and Old Mutual
                                                                           Fund Services.  Assistant Treasurer since
                                                                           2004, Old Mutual Advisor Funds.  Assistant
                                                                           Treasurer since 2001, PBHG Funds. Fund
                                                                           Accounting Supervisor from 1999 to 2001 and
                                                                           Fund Accountant from 1998 to 1999, PFPC Inc.


Kenneth R. Naes         Assistant           Since July 2005                Assistant Treasurer, PBHG Insurance Series
                        Treasurer                                          Fund, since July 2005; Vice President, Old
                                                                           Mutual Fund Services since July 2005;
                                                                           Director of Fund Services, Old Mutual Fund
                                                                           Services, since 2004; member of the
                                                                           Investment Committee, Old Mutual Capital,
                                                                           Inc., since 2004; Senior Vice President,
                                                                           Product Development at Transamerica
                                                                           Capital, Inc., from June 2000 to May
                                                                           2004.  Prior to June 2000, various
                                                                           positions at Transamerica Capital,
                                                                           Inc./AEGON USA.


** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

The Trustees of PBHG Funds are responsible for major decisions relating to the Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Governance and Nominating Committee (formerly the Nominating and Compensation Committee) and an Audit Committee.

Currently, the members of each Committee are John Bartholdson, Leigh Wilson, Jettie Edwards and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Governance and Nominating Committee selects and nominates those persons for membership on PBHG Funds' Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Funds' fiscal year ended March 31, 2005, the Nominating and Compensation Committee held 2 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087, Attention:
Secretary of PBHG Funds. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.

The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Funds' audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Funds' fiscal year ended March 31, 2005, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of December 31, 2004.

INDEPENDENT TRUSTEES

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                         EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES IN THE PBHG
                                                                                        FAMILY COMPLEX OVERSEEN BY
      NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                  TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson            Not Applicable*                                           Not Applicable*

John R. Bartholdson        PBHG Emerging Growth Fund 0-$10,000,                      $10,000-$50,000
                           PBHG Select Growth Fund $10,000-$50,000

Jettie M. Edwards          PBHG Emerging Growth Fund $10,000-$50,000,                $50,000-$100,000
                           PBHG  Growth Fund $10,000-$50,000,
                           Clipper Focus Fund $10,000-$50,000

Albert A. Miller           PBHG Emerging Growth Fund $50,000-$100,000,               over $100,000
                           PBHG Growth Fund $10,000-$50,000,
                           PBHG Select Growth Fund $10,000-$50,000,
                           PBHG Technology & Communications Fund
                           $10,000-$50,000,
                           PBHG Strategic Small Company Fund $10,000-$50,000

* Mr. Wilson was not appointed a trustee until January 6, 2005. The information in this table is as of December 31, 2004.

Each current Trustee of the Trust received the following compensation during PBHG Funds' fiscal year ended March 31, 2005

                                                                                              TOTAL COMPENSATION
                                AGGREGATE       PENSION OR RETIREMENT   ESTIMATED ANNUAL     FROM TRUST AND TRUST
                            COMPENSATION FROM    BENEFITS ACCRUED AS    BENEFITS UPON          COMPLEX PAID TO
 NAME OF PERSON, POSITION         TRUST        PART OF TRUST EXPENSES     RETIREMENT              TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

Leigh A. Wilson, Trustee        $27,800                N/A                    N/A               $44,333 for services on two
                                                                                                boards

John R. Bartholdson,            $78,875                N/A                    N/A               $123,750 for services on two
Trustee                                                                                         boards

Jettie M. Edwards,              $68,525                N/A                    N/A               $107,250 for services on two
Trustee                                                                                         boards

Albert A. Miller, Trustee       $68,525                N/A                    N/A               $107,250 for services on two
                                                                                                boards

* Mr. Wilson was not appointed a Trustee until January 6, 2005.

* Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.

                             5% AND 25% SHAREHOLDERS

As of June 27, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

PBHG EMERGING GROWTH FUND PBHG CLASS

National Financial Services                                          14.29%
For the Exclusive Benefit of our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept. 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                            14.12%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

American United Life Insurance Company                               5.13%
Group Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9202

PBHG EMERGING GROWTH FUND ADVISOR CLASS                                N/A

PBHG EMERGING GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG EMERGING GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG GROWTH FUND PBHG CLASS

National Financial Services                                          23.58%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                            15.31%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

American United Life Insurance Company                               7.73%
GRP Retirement Annuity Separate Acct II
One American Square
PO Box 1995
Indianapolis, IN 46206-9102

PBHG GROWTH FUND ADVISOR CLASS

The Travelers Insurance Company                                      100.00%
Attn: Roger Ferland
PO Box 990027
Hartford, CT 06199-0027

PBHG GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH FUND PBHG CLASS

Charles Schwab & Co. Inc.                                            29.88%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

CitiGroup Global Markets Inc.                                        15.62%
Exclusive Benefit of our Customers NAV Program
333 W 34th Street
New York, NY 10001-2402

National Financial Services                                          10.12%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH FUND ADVISOR CLASS

Investors Bank & Trust Company                                       78.27%
Cust FBO Various Retirement Plans A/C # Divinvst
4 Manhattanville Rd.
Purchase, NY 10577-2139

Nationwide Trust Company FBO                                         21.73%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

PBHG LARGE CAP GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                          99.82%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                          80.63%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Raymond James & Associates Inc                                       8.24%
FBO Chase Sep BIN# 57255063
880 Carillon Parkway
St. Petersburg, FL 33716-1100

LPL Financial Services                                               5.75%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

LPL Financial Services                                               5.22%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

PBHG SELECT GROWTH FUND PBHG CLASS

Charles Schwab & Co. Inc.                                            22.12%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                          18.52%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG SELECT GROWTH FUND ADVISOR CLASS                                N/A

PBHG SELECT GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG SELECT GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND PBHG CLASS

National Financial Services                                          22.34%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                            16.75%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

PBHG TECHNOLOGY & COMMUNICATIONS FUND
ADVISOR CLASS

Transamerica Life Insurance & Annuity Company                         94.81%
TI Tech & Comm.
PO Box 30368
Los Angeles, CA 90030-0368

PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS A

Liberty Ridge Capital, Inc.                                          99.96%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS C

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH CONCENTRATED FUND
PBHG CLASS

Charles Schwab & Co. Inc.                                            20.53%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                          14.02%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH CONCENTRATED FUND ADVISOR CLASS

Liberty Ridge Capital, Inc.                                          55.65%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

First Clearing Corp Cust                                             20.02%
C/O Delaware Char Guar & TR CO
FBO Diane Slocumb 403 (B)(7)
105 Lyman Street
Shelby, NC 28152-9590

Nationwide Trust Co.                                                 22.43%
FBO C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 45218-2029

PBHG LARGE CAP GROWTH FUND CONCENTRATED CLASS A

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP GROWTH FUND CONCENTRATED CLASS C

Liberty Ridge Capital, Inc.                                          84.23%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

First Clearing LLC                                                   15.77%
Robert H Pritchard IRA
FCC as Custodian 927
Sparks Road
Sparks, MD 21152-9322

PBHG STRATEGIC SMALL COMPANY FUND PBHG CLASS

National Financial Services                                          16.17%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                            13.44%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Putnam Fiduciary Trust Company Cust                                  6.94%
FBO Copperweld Savings Plan Investors Way
Attn: DC PL Admin Team MSN6G523168
Norwood, MA 02062

PBHG STRATEGIC SMALL COMPANY FUND ADVISOR CLASS

Guardian Group Pension Cust                                          94.99%
FBO Guardian Ins & Annuity Co Inc
1560 Valley Center Pkwy Ste 100
Bethlehem, PA 18017-2289

PBHG STRATEGIC SMALL COMPANY FUND CLASS A

Liberty Ridge Capital, Inc.                                          86.27%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Pershing LLC                                                         13.58%
PO Box 2052
Jersey City, NJ 07303-2052

PBHG STRATEGIC SMALL COMPANY FUND CLASS C

Liberty Ridge Capital, Inc.                                          89.51%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

RBC Dain Rauscher                                                    10.33%
FBO Terry W Steger
FBO Christine L Palmer
Tenant Common
6306 Westchester Dr
Dallas, TX 75205-1669

PBHG LARGE CAP FUND PBHG CLASS

Charles Schwab & Co. Inc.                                            39.48%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                          19.73%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

American United Life Insurance Company                               9.18%
GRP Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9102

PBHG LARGE CAP FUND ADVISOR CLASS

Guardian Group Pension Cust                                          37.32%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste. 100
Bethlehem, PA 18017-2289

Nationwide Trust Company FBO                                         48.87%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

National Financial Services                                          13.81%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG LARGE CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

PBHG MID-CAP FUND PBHG CLASS

Charles Schwab & Co. Inc.                                            26.91%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                          21.22%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Pershing LLC                                                         8.81%
PO Box 2052
Jersey City, NJ 07307-2052

T Rowe Price Retirement Plan Svcs                                    5.02%
FBO Retirement Plan Clients
4515 Painters Mill Rd
Owings Mills, MD 21117-4903

PBHG MID-CAP FUND ADVISOR CLASS

Investors Bank & Trust Company Cust                                  49.50%
FBO Various Retirement Plans A/C Divinvst
4 Manhattanville Road
Purchase, NY 10577-2139

Guardian Group Pension Cust                                          39.19%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste 100
Bethlehem, PA 18017-2289

Nationwide Trust Company                                             10.70%
FBO C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

PBHG MID-CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                          28.93%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Pershing LLC                                                         31.60%
PO Box 2052
Jersey City, NJ 07303-2052

LPL Financial Services                                               11.48%
9785 Towne Center Drive
San Diego, CA 92121-1968

Fiserv Securities Inc                                                5.06%
Attn: Mutual Funds
One Commerce Square
2005 Market St Ste 1200
Philadelphia, PA 19103-7008

Scott & Stringfellow Inc                                             7.75%
909 East Main Street
Richmond, VA 23219-3002

PBHG MID-CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                          35.58%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

NFSC FEBO                                                            8.61%
Nancy J Anderson
PO Box 241
San Geronimo, CA 94963-0241

NFSC FEBO                                                            7.82%
NFS/FMTC Rollover IRA
FBO Asif Ahman
13655 Lyon Pl
La Mirada, CA 90638-6523

NFSC FEBO                                                            5.54%
NFS/FMTC Rollover IRA
FBO Jeanann Popejoy
PO Box 154
Millville, CA 96062-0154

Raymond James & Associates Inc                                       5.26%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg, FL 33716-1100

PBHG SMALL CAP FUND PBHG CLASS

National Financial Services                                          29.78%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                            23.30%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

PBHG SMALL CAP FUND ADVISOR CLASS

Legg Mason Wood Walker Inc.                                          50.55%
P.O. Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                                          49.43%
P.O. Box 1476
Baltimore, MD 21202

PBHG SMALL CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                          84.71%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Fiserv Securities Inc                                                15.29%
Attn: Mutual Funds
One Commerce Square
2005 Market St Ste 1200
Philadelphia, PA 19103-7008

PBHG SMALL CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                          91.80%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Raymond James & Associates Inc                                       8.20%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg, FL 33716-1100

PBHG FOCUSED FUND PBHG CLASS

Charles Schwab & Co. Inc.                                            24.42%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                          13.36%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG FOCUSED FUND ADVISOR CLASS                                      N/A

PBHG FOCUSED FUND CLASS A

Liberty Ridge Capital, Inc.                                          100.00%
Attn:  Terry Simonetti
1400 Liberty Ridge Drive
Wayne, PA  19087-5525

PBHG FOCUSED FUND CLASS C

Liberty Ridge Capital, Inc.                                          100.00%
Attn:  Terry Simonetti
1400 Liberty Ridge Drive
Wayne, PA  19087-5525

TS&W SMALL CAP VALUE FUND PBHG CLASS

Charles Schwab & Co. Inc.                                            25.55%
Reinvest Account
Attn:   Mutual Fund Department
San Francisco, CA  94104-3122

National Financial Services
Comdisco                                                             16.78%
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

TS&W SMALL CAP VALUE FUND ADVISOR CLASS                              N/A

TS&W SMALL CAP VALUE FUND CLASS A

Pershing, LLC                                                        31.67%
P.O. Box 2052
Jersey City, NJ  07303-2052

Liberty Ridge Capital, Inc.                                          19.61%
Attn:  Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA  19087-5525

First Clearing LLC                                                   12.48%
Calvin Ingram
10605 Deerfield Rd
Cincinnati, OH 45242-4212

TS&W SMALL CAP VALUE FUND CLASS C

Pershing LLC                                                         59.01%
PO Box 2052
Jersey City, NJ 07303-2052

Liberty Ridge Capital, Inc.                                          15.34%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

CLIPPER FOCUS FUND PBHG CLASS

Charles Schwab & Co. Inc.                                            25.60%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                          23.22%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

The Northern Trust                                                   11.21%
FBO Freescale Semiconductor Inc
401k Plan
PO Box 92994
Chicago, IL 60675-2956

CLIPPER FOCUS FUND ADVISOR CLASS

Nationwide Trust Company FSB                                         52.65%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Raymond James & Associates                                           16.89%
FBO King Donald BIN# 50393509
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates                                           6.23%
FBO Aiyetoro Adjoa BIN#11390168
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates                                           5.87%
FBO Michalsky Trust BIN#85964861
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates                                           5.35%
FBO Solomon SEP BIN#55422573
880 Carillon Parkway
St. Petersburg, FL 33716-1100

CLIPPER FOCUS FUND CLASS A

Merrill Lynch                                                        8.68%
4800 Deer Lake Dr. E Fl 2
Jacksonville, FL 32246-6486

CLIPPER FOCUS FUND CLASS C

Raymond James & Assoc., Inc.                                         7.75%
FBO Raffu Anthony J.
880 Carillon Parkway
St. Petersburg, FL 33716-1100

DWIGHT INTERMEDIATE FIXED INCOME FUND PBHG CLASS

Old Mutual US Holdings Inc.                                          66.41%
Attn: K Armata
200 Clarendon St 53rd Floor
Boston, MA 02116-5021

DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS A

Old Mutual US Holdings, Inc.                                         99.86%
Attn: K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS C

Old Mutual US Holdings, Inc.                                         80.14%
Attn: K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

Legg Mason Wood Walker Inc.                                          11.94%
PO Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                                          7.76%
PO Box 1476
Baltimore, MD 21202

PBHG CASH RESERVES FUND PBHG CLASS                                   N/A

DWIGHT SHORT TERM FIXED INCOME FUND PBHG CLASS

National Financial Services                                          73.48%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                            13.36%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC                                                         6..41%
PO Box 2052
Jersey City, NJ 07303-2052

DWIGHT SHORT TERM FIXED INCOME FUND ADVISOR CLASS

Pershing LLC                                                         34.00%
PO Box 2052
Jersey City, NJ 07303-2052

National Financial Services                                          25.13%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

DWIGHT SHORT TERM FIXED INCOME FUND CLASS A

Liberty Ridge Capital, Inc.                                          99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

DWIGHT SHORT TERM FIXED INCOME FUND CLASS C

Liberty Ridge Capital, Inc.                                          99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

HEITMAN REIT FUND PBHG CLASS

United Nations Joint Staff Pension Plan                              25.00%
C/O Henry L Ouma Chief
Investment Management Service
United Nations Room S-0702
New York, NY 10017

National Financial Services                                          27.10%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                            8.17%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

T. Rowe Price Trust Co Cust                                          8.87%
U/A 03/01/2000 FBO Retirement Plans
PO Box 17215
Baltimore, MD 21297-1215

HEITMAN REIT FUND ADVISOR CLASS

Charles Schwab & Co. Inc.                                            35.97%
Special Custody Acct FBO Cust Reinv
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC                                                         20.28%
Attn: Mutual Funds
PO Box 2052
Jersey City, NJ 07303-2052

CitiStreet Retirement TR                                             5.05%
FBO CitiGroup Institutional TR
400 Atrium Dr
Somerset, NJ 08873-4162

HEITMAN REIT FUND CLASS A

Liberty Ridge Capital, Inc.                                          41.33%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Pershing LLC                                                         58.59%
PO Box 2052
Jersey City, NJ 07303-2052

HEITMAN REIT FUND CLASS C

Legg Mason Wood Walker Inc                                           38.37%
PO Box 1476
Baltimore, MD 21202

Liberty Ridge Capital, Inc.                                          26.72%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

LPL Financial Services                                               9.26%
9785 Towne Center Drive
San Diego, CA 92121-1968

LPL Financial Services                                               7.68%
9785 Towne Center Drive
San Diego, CA 92121-1968

First Clearing LLC                                                   5.25%
Donald E McCall IRA Rollover
764 N Carvol Ave
West Covina, CA 91790-1309

ANALYTIC DISCIPLINED EQUITY FUND PBHG CLASS

Mitra & Co.                                                          33.04%
C/O Marshall & Ilsley TR CO
1000 N. Water Street
Milwaukee, WI 53202-6648

Charles Schwab & Co. Inc.                                            22.93%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services                                          6.05%
For the Exclusive Benefit of Our Customer
200 Liberty St.
One World Financial Center
Attn: Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Analytic TSA Global Asset Mgt., Inc.                                 5.97%
Inv. Mgr. for Prison Law Office
500 S. Grand Ave. Fl. 23
Los Angeles, CA 90071-2609

ANALYTIC DISCIPLINED EQUITY FUND ADVISOR CLASS                       N/A

ANALYTIC DISCIPLINED EQUITY FUND CLASS A

Morgan Keegan & Company Inc.                                         7.74%
FBO Stephen R Moorhead & Rhonda A. Moorhead
Tenants by ENT Preferred Funds
942 Caterpillar Lane
Cantonment, FL 32532-4800

Liberty Ridge Capital, Inc.                                          32.77%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Morgan Keegan & Company Inc.                                         17.15%
FBO Dustin Matthew Levin Irrevocable
U/T/A April 7, 2004; Allen R Levin
MOR Partners
1525 White Caps Lane
Pensacola, FL 32507-5000

Morgan Keegan & Company Inc.                                         14.20%
50 North Front St.
Memphis, TN 38103-2126

Morgan Keegan & Company Inc.                                         13.95%
50 North Front St.
Memphis, TN 38103-2126

Pershing LLC                                                         5.76%
PO Box 2052
Jersey City, NJ 07303-2052

Morgan Keegan & Company Inc.                                         5.07%
FBO Stephen E. Piper
1231 Aldrich St
Aiken, SC 29801-4135

ANALYTIC DISCIPLINED EQUITY FUND CLASS C

Liberty Ridge Capital, Inc.                                          54.69%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne, PA 19087-5525

Morgan Keegan & Company Inc.                                         10.94%
50 North Front Street
Memphis, TN 38103-2126

Bob Boese Insurance Agency PSP                                       29.96%
FBO Bobby R Boese
7710 Balboa Ave Ste 322
San Diego, CA 92111-2254

The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the PBHG Funds as of June 27, 2005.

                                  THE ADVISER

The Trust and Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Liberty Ridge Capital is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.

Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's direct parent, Old Mutual (US) Holdings Inc. (see "The Administrator" for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to PBHG Insurance Series Fund and Old Mutual Advisor Funds, each a management investment company also managed by the Adviser. Old Mutual Investment Partners (which also does business as PBHG Fund Distributors), the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's direct parent, Old Mutual (US) Holdings Inc. (see "The Distributor" for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to PBHG Insurance Series Fund. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. Advisory fee breakpoints are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level), as set forth in the table below. Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the Class A and Class C shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Distribution Plans and Service Plan with respect to Class A and Class C, sales charges, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

                                                                         ADVISOR CLASS AND
                                                    PBHG CLASS EXPENSE    CLASS A EXPENSE        CLASS C EXPENSE
              FUND                MANAGEMENT FEE*       LIMITATION          LIMITATION             LIMITATION
              ----                --------------       ----------          ----------             ----------
GROWTH FUND                            0.85%               N/A                  N/A                    N/A

EMERGING GROWTH FUND                   0.85%               N/A                  N/A                    N/A

LARGE CAP GROWTH FUND                  0.75%               N/A                  N/A                    N/A

SELECT EQUITY FUND                     0.85%               N/A                  N/A                    N/A

LARGE CAP GROWTH                       0.85%             1.50%(1)              1.75%(1)             2.50%(1)
CONCENTRATED FUND

LARGE CAP FUND                         0.65%             1.50%(1)              1.75%(1)             2.50%(1)

MID-CAP FUND                           0.85%             1.50%(1)              1.75%(1)             2.50%(1)

SMALL CAP FUND                         1.00%             1.50%(1)              1.75%(1)             2.50%(1)

FOCUSED FUND                           0.65%             1.50%(1)              1.75%(1)             2.50%(1)

CASH RESERVES FUND                     0.30%               N/A                  N/A                    N/A

TECHNOLOGY & COMMUNICATIONS            0.85%               N/A                  N/A                    N/A
FUND

STRATEGIC SMALL COMPANY FUND           0.85%             1.50%(1)              1.75%(1)             2.50%(1)

CLIPPER FOCUS FUND                     1.00%             1.40%(1)              1.65%(1)             2.40%(1)

ANALYTIC DISCIPLINED EQUITY FUND       0.70%             1.50%(1)              1.75%(1)             2.50%(1)

DWIGHT SHORT TERM FIXED INCOME         0.40%             0.75%(2)              1.00%(2)             1.50%(2)
FUND

HEITMAN REIT FUND                      0.85%             1.50%(1)              1.75%(1)             2.50%(1)

TS&W SMALL CAP VALUE FUND              1.00%             1.50%(1)              1.75%(1)             2.50%(1)

DWIGHT INTERMEDIATE FIXED INCOME       0.40%             0.85%(1)              1.10%(1)             1.85%(1)
FUND

* Management fees are subject to breakpoints once a Fund's assets reach certain levels, as described in the paragraphs preceding this table.

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

(1) Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed the expense limitations set forth above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the expense limitations set forth above (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and (iii) the payment of such reimbursement was approved by the Board of Trustees.

(2) In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than the expense limitations set forth above, the Funds' Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

(3) Liberty Ridge Capital has agreed to not seek reimbursement for fees waived prior to October 19, 2004, when the Dwight Short Term Fixed Income Fund operated under a different investment goal.

For the fiscal years and periods ended March 31, 2003, 2004 and 2005, each of the Funds listed below paid or waived the following advisory fees:

          FUND                              FEES PAID                                    FEES WAIVED
          ----                              ---------                                    -----------
                               2003           2004            2005            2003          2004           2005
PBHG Growth                $12,247,036     $11,039,037     $7,166,504          $0            $0             $0
PBHG Emerging Growth        $2,146,646      $3,162,988     $1,862,324          $0            $0             $0
PBHG Large Cap Growth       $1,479,836      $1,455,512     $1,273,146          $0            $0             $0
PBHG Select Growth          $2,382,786      $2,163,529     $1,716,740          $0            $0             $0
PBHG Large Cap              $2,042,070      $1,948,483     $1,644,771          $0            $0             $0
Growth Concentrated

          FUND                              FEES PAID                                    FEES WAIVED
          ----                              ---------                                    -----------
                               2003           2004            2005            2003          2004           2005
PBHG Large Cap              $2,373,165      $1,859,304     $1,073,971          $0            $0             $0
PBHG Mid-Cap                $2,964,087      $3,568,814     $3,822,260          $0            $0             $0
PBHG Small Cap              $1,649,156      $1,161,593       $759,352         $138,508     $55,608       $82,387
PBHG Focused                  $244,263        $230,186       $166,777          $0           $9,980       $27,609
PBHG Cash Reserves            $314,000        $219,320       $143,934          $0            $0             $0
PBHG Technology             $2,787,894      $2,928,426     $2,421,540          $0            $0             $0
& Communications
PBHG Strategic                $674,070        $804,981       $571,587          $43,417     $76,813       $63,505
Small Company
Clipper Focus               $6,350,864      $9,706,448    $12,301,158         $410,615       $0          $200,489
Analytic Disciplined          $471,026        $457,797       $436,056          $78,078       $0             $0
Equity
Dwight Short Term Fixed     $5,324,729      $8,162,071     $5,559,733       $2,989,294  $3,882,707     $3,428,559
Income
Heitman REIT                  $795,171        $948,950     $1,252,260          $51,486       $0             $0
TS&W Small Cap Value            *             $146,576       $603,919          *           $33,491       $22,037
Dwight Intermediate             *              $15,357        $27,787          *           $57,863       $83,513
Fixed Income

*  Not in operation during the period

                                THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the Analytic Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the relative exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Analytic Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times. Analytic may use short selling to better enable it to more meaningfully underweight smaller stocks within the Fund's benchmark index that Analytic believes will underperform.

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the Dwight Short Term Fixed Income Fund and the Dwight Intermediate Fixed Income Fund and the Adviser have entered into sub-advisory agreements (the "Sub-Advisory Agreements") with Dwight. On October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund approved changes to the Fund's investment goal and strategies and the Fund changed its name to the Dwight Short Term Fixed Income Fund. The Sub-Advisory Agreements provide certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreements obligate Dwight to: (i) manage the investment operations of the Funds and the composition of the Funds' investment portfolios, including the purchase, retention and disposition thereof in accordance with the Funds' investment objectives, policies and limitations; (ii) provide supervision of the Funds' investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreements or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreements may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreements will also terminate automatically in the event of their assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Short Term Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Intermediate Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.

HEITMAN REAL ESTATE SECURITIES LLC

The Trust, on behalf of the Heitman REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Notwithstanding the foregoing, nothing contained in the Sub-Advisory Agreement shall constitute a waiver by the Trust or the Heitman REIT Fund of any of their respective legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

THOMPSON, SIEGEL & WALMSLEY, INC.

The Trust, on behalf of the TS&W Small Cap Value Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TS&W. The Sub-Advisory Agreement provides certain limitations on TS&W's liability, but also provides that TS&W shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates TS&W to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by TS&W at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.50% of the Fund's average net assets, net of any fee waivers, expense reimbursements and alliance payments.

                               PORTFOLIO MANAGERS

Additional information regarding the portfolio manager(s) of each Fund, as identified in the Prospectus for such Fund, can be found in Exhibit D to this Statement of Additional Information.

                                 THE DISTRIBUTOR

Old Mutual Investment Partners (the "Distributor"), which also does business as PBHG Fund Distributors, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C, the Trust shall pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of the Class A of Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of the Class A or Class C shares, as set forth in the then current prospectus or this statement of additional information with respect to the Class A and Class C shares and interest and other financing costs. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, no Fund is paying fees pursuant to the Class A Distribution Plan.

Pursuant to the Service Plan for Class A and Class C, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of each of the Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

For the fiscal year ended March 31, 2005, the following amounts were paid to Service Providers pursuant to the Service Plan for the A & C Class shares and Distribution Plan for Class C shares of each of the following Funds:

                                                               SERVICE FEES            DISTRIBUTION FEES
                      FUND                           CLASS A             CLASS C            CLASS C
                      ----                           -------             -------            -------
PBHG Growth                                           $132                $131                  $394
PBHG Emerging Growth                                  $124                $123                  $369
PBHG Large Cap Growth                                 $165                $158                  $474
PBHG Select Growth                                    $131                $130                  $391
PBHG Large Cap Growth Concentrated                    $140                $158                  $474
PBHG Large Cap                                        $138                $137                  $411
PBHG Mid-Cap                                          $565                $262                  $787
PBHG Small Cap                                        $175                $159                  $477
PBHG Focused                                          $149                $148                  $443
PBHG Technology                                       $134                $133                  $398
& Communications
PBHG Strategic Small Company                          $148                $144                  $432
Clipper Focus                                      $12,913             $17,875               $53,624
Analytic Disciplined Equity                           $525                $209                  $626
Dwight Short Term Fixed Income                        $129                $128                  $256
Heitman REIT                                          $158                $491                $1,474
TS&W Small Cap Value                                $1,086              $1,193                $3,580
Dwight Intermediate Fixed Income                      $135                $168                  $504

Of the service fees the Distributor received, it retained:

                                                              SERVICE FEES             DISTRIBUTION FEES
                      FUND                          CLASS A             CLASS C             CLASS C
                      ----                          -------             -------             -------
PBHG Growth                                           $132                $131                  $394
PBHG Emerging Growth                                  $124                $123                  $369
PBHG Large Cap Growth                                 $140                $158                  $474
PBHG Select Growth                                    $131                $130                  $391
PBHG Large Cap Growth Concentrated                    $140                $158                  $474
PBHG Large Cap                                        $138                $137                  $411
PBHG Mid-Cap                                          $245                $237                  $710
PBHG Small Cap                                         $84                $159                  $477
PBHG Focused                                          $149                $148                  $443
PBHG Technology & Communications                      $134                $133                  $398
PBHG Strategic Small Company                          $144                $144                  $432
Clipper Focus                                       $1,521             $16,317               $49,950
Analytic Disciplined Equity                           $144                $202                  $607
Dwight Short Term Fixed Income                        $129                $128                  $256
Heitman REIT                                          $158                $459                $1,376
TS&W Small Cap Value                                  $417              $1,184                $3,553
Dwight Intermediate Fixed Income                      $135                $157                  $470

From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2004, the Distributor and companies under common control with the Distributor did not pay any fees to intermediaries in connection with administrative, record keeping support and/or marketing support services provided to the Trust's Class A and Class C shares. For the calendar year ended December 31, 2004, the Trust made no payments to intermediaries in connection with record keeping and support (i.e. sub-transfer agency and other administrative) services provided to the Trust's Class A and Class C Shares.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, an affiliate of the Adviser and a wholly owned subsidiary of the Adviser's parent, Old Mutual
(US) Holdings Inc., was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Prior to July 16, 2004, the Administrator was named PBHG Fund Services.

Effective October 1, 2004, under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.1227% of the average daily net assets of each Fund. Prior to October 1, 2004, the Administrator was entitled to be paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

For the fiscal years and periods ended March 31, 2003, 2004 and 2005 each of the Funds listed below paid the following administration fees to the Administrator:

          FUND                             FEES PAID                                    FEES WAIVED
                              2003            2004           2005          2003           2004            2005
PBHG Growth               $2,161,242     $1,948,065     $1,156,382          $0              $0             $0
PBHG Emerging Growth        $378,820       $558,174       $300,433          $0              $0             $0
PBHG Large Cap Growth       $295,967       $291,102       $232,217          $0              $0             $0
PBHG Select Growth          $420,492       $381,799       $276,842          $0              $0             $0
PBHG Large Cap              $360,365       $343,850       $265,394          $0              $0             $0
Growth Concentrated
PBHG Large Cap              $547,653       $429,070       $228,059          $0              $0             $0
PBHG Mid-Cap                $523,074       $629,791       $611,416          $0              $0             $0
PBHG Small Cap              $247,373       $174,239       $105,280          $0              $0             $0
PBHG Focused                 $43,105        $40,621        $28,870          $0              $0             $0
PBHG Cash Reserves          $157,000       $109,660        $65,746          $0              $0             $0
PBHG Technology             $491,981       $516,781       $389,968          $0              $0             $0
& Communications
PBHG Strategic Small        $101,111       $120,747        $81,904          $0              $0             $0
Company
Clipper Focus               $952,630     $1,455,967     $1,669,188          $0              $0             $0
Analytic Disciplined        $100,934        $98,099        $85,214          $0              $0             $0
Equity
Dwight Short Term Fixed   $1,331,182     $2,040,518     $1,431,570          $0              $0             $0
Income
Heitman REIT                $140,324       $167,462       $198,476          $0              $0             $0
TS&W Small Cap Value               *        $21,986        $79,314           *               *             $0
Dwight Intermediate                *         $5,759         $9,442           *               *             $0
Fixed Income

*  Not in operation during the period

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, which was amended on May 28, 2004, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of the annual rate based on the combined average daily net assets of the Trust, PBHG Insurance Series Fund and Old Mutual Advisor Funds, another fund family managed by Old Mutual Capital, Inc. (collectively known as the "PBHG Fund Family") calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion or a minimum fee based on the aggregate number of funds in the PBHG Fund Family as follows: Equal to or greater than 15 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $50,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or between 11 and 14 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $55,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or less than 11 single manager portfolios and any number of multi-manager funds with any number of managers the minimum is equal to $60,000 per portfolio and an additional $2,000 for each additional manager in the multi-manager portfolio. The Sub-Administrator Agreement provides that the

Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrator Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrator Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. After this initial term, the Sub-Administrator Agreement will renew for two year terms unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.


For the fiscal years ended March 31, 2003, 2004 and 2005, the Administrator paid the Sub-Administrator the following sub-administration fees:

          FUND                             FEES PAID                                    FEES WAIVED
                              2003            2004           2005          2003           2004            2005
PBHG Growth                  $311,700     $239,890        $186,698              $0           $0            $0
PBHG Emerging Growth          $54,468      $67,714         $48,428              $0           $0            $0
PBHG Large Cap Growth         $42,863      $35,941         $37,733              $0           $0            $0
PBHG Select Growth            $60,603      $47,045         $44,752              $0           $0            $0
PBHG Large Cap                $52,027      $42,431         $42,883              $0           $0            $0
Growth  Concentrated
PBHG Large Cap                $78,940      $53,120         $36,521              $0           $0            $0
PBHG Mid-Cap                  $75,448      $77,293        $100,476              $0           $0            $0
PBHG Small Cap                $35,025      $21,476         $16,795              $0           $0            $0
PBHG Focused                   $6,243       $5,009          $4,703              $0           $0            $0
PBHG Cash Reserves            $23,107      $13,661         $10,662              $0           $0            $0
PBHG Technology               $70,391      $63,513         $63,035              $0           $0            $0
& Communications
PBHG Strategic                $14,608      $14,788         $13,233              $0           $0            $0
Small Company
Clipper Focus                $139,087     $178,747        $276,243              $0           $0            $0
Analytic Disciplined          $14,492      $12,081         $13,908              $0           $0            $0
Equity
Dwight Short Term Fixed      $197,930     $251,592        $221,824              $0           $0            $0
Income
Heitman REIT                  $20,453      $20,590         $33,093              $0           $0            $0
TS&W Small Cap Value Fund          $0       $2,613         $13,813              $0           $0            $0
Dwight Intermediate                $0         $684          $1,558              $0           $0            $0
Fixed Income

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder Services, Inc. ("OMSS"), an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OMSS and the Administrator. The principal place of business of OMSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust's transfer agent or shareholder servicing agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specified asset based-charge per year on the Trust assets subject to such Third-Party Services. From time to time, the Trust may also pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC). See the section entitled "The Distributor" for the amount of payments by the Trust to specific intermediaries for sub-transfer agency and other administrative services.

CUSTODIAN

Wachovia Bank N.A. (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP ("PWC") serves as the independent registered public accounting firm of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or sub-advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or sub-advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or sub-advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or sub-advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or sub-advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser or the sub-advisers expect normally to seek to select primary market makers. The Advisers and sub-advisers will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

The Adviser or sub-advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or sub-advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or sub-advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or sub-advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or sub-adviser, a Fund or other accounts managed by the Adviser or sub-adviser will be benefited by supplemental research services, the Adviser or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or sub-advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or sub-advisers will find all of such services of value in advising the Funds.

The Adviser or sub-advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly. The Adviser's trade allocation policy and procedures have been designed to ensure that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. The trade allocation policy and procedures also seeks to ensure reasonable efficiency in executing client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment style and client base.

The Funds may request that the Adviser or sub-advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or sub-advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or sub-advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or sub-advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser or sub-advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or sub-advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or sub-advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Adviser or sub-advisers are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Adviser or sub-adviser from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Liberty Ridge Capital has adopted, and the Trust's Board of Trustees has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund's portfolio securities transactions from taking into account the brokers' and dealers' promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust and its investment adviser and principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions, or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Trust's Board of Trustees, the Adviser, the sub-advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, sub-advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, sub-adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year periods ended March 31, 2003, 2004 and 2005, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. The difference is due to the change in philosophy of the Portfolio Managers to reduce turnover. Also, the majority of the funds have had only outflows so the trading volume in general has decreased.

FUND                                                    TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID

                                                   2003                         2004                    2005
                                                   ----                         ----                    ----
PBHG Growth                                   $9,035,517                   $6,647,418                    $1,479,178
PBHG Emerging Growth                          $3,250,847                   $1,527,305                      $829,635
PBHG Large Cap Growth                           $729,020                     $423,406                      $213,097
PBHG Select Growth                            $3,068,720                   $1,409,216                      $844,130
PBHG Large Cap                                  $914,255                     $469,954                      $267,826
Growth Concentrated
PBHG Large Cap                                $5,689,659                   $2,395,600                      $858,465
PBHG Mid-Cap                                  $2,991,487                   $2,353,508                    $2,189,398
PBHG Small Cap                                $1,366,782                     $777,268                      $550,717
PBHG Focused                                    $302,830                     $278,749                      $175,233
PBHG Cash Reserves                                    $0                           $0                            $0

FUND                                                    TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID

                                                   2003                         2004                    2005
                                                   ----                         ----                    ----
PBHG Technology                               $4,801,949                   $2,343,946                    $1,158,133
& Communications
PBHG Strategic Small                            $409,491                     $393,440                      $278,385
Company
Clipper Focus                                 $1,433,934                   $1,071,396                      $528,994
Analytic Disciplined Equity                     $237,786                     $206,942                       $81,525
Dwight Short Term Fixed Income                        $0                           $0                      $134,652
Heitman REIT                                    $358,226                     $345,520                      $342,399
TS&W Small Cap Value Fund                              *                      $30,521                      $151,733
Dwight Intermediate Fixed Income Fund                  *                         $600                          $495

* Not in operation during the period.

PROXY VOTING

The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds' investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the investment adviser or sub-adviser responsible for the management of such Fund. If an investment adviser or sub-adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the adviser and the sub-advisers.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase Class A and Class C shares of each Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

INITIAL SALES CHARGES - CLASS A SHARES

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Funds' shares. Each Fund (except PBHG Cash Reserves Fund) is grouped into one of the following three categories to determine the applicable initial sales charge for its Class A shares:

EQUITY FUNDS. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: PBHG Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Equity, Clipper Focus, Focused, Large Cap, Mid-Cap, Small Cap, TS&W Small Cap Value, Analytic Disciplined Equity, Heitman REIT, Strategic Small Company and Technology & Communications Funds.

                                INVESTOR'S INITIAL SALES CHARGE

   AMOUNT OF INVESTMENT IN      AS A PERCENTAGE OF THE    AS A PERCENTAGE OF THE NET      DEALER COMMISSION AS A
      SINGLE TRANSACTION         PUBLIC OFFERING PRICE         AMOUNT INVESTED       PERCENTAGE OF THE OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                        5.75%                     6.10%                          5.00%

$100,000 but less than                    4.50%                     4.71%                          3.75%
$250,000

$250,000 but less than                    3.25%                     3.36%                          2.75%
$500,000

$500,000 but less than                    2.00%                     2.04%                          1.75%
$1,000,000

$1,000,000 and over                       0%                        0%                             0%

FIXED INCOME FUNDS. Class A shares of the following Funds (the "Fixed Income Funds") are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million: Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund.

                              INVESTOR'S INITIAL SALES CHARGE

   AMOUNT OF INVESTMENT IN      AS A PERCENTAGE OF THE    AS A PERCENTAGE OF THE NET      DEALER COMMISSION AS A
      SINGLE TRANSACTION         PUBLIC OFFERING PRICE         AMOUNT INVESTED       PERCENTAGE OF THE OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                        4.75%                     4.99%                          4.25%

$100,000 but less than                    3.50%                     3.63%                          3.00%
$250,000

$250,000 but less than                    2.50%                     2.56%                          2.00%
$500,000

$500,000 but less than                    2.00%                     2.04%                          1.75%
$1,000,000

$1,000,000 and over                       0%                        0%                             0%

PBHG Cash Reserves Fund is not included in any of the three categories as it is not subject to an initial sales charge.

LARGE PURCHASES OF CLASS A SHARES

Investors who purchase $1,000,000 or more of Class A shares of any Fund do not pay an initial sales charge. However, such purchase may be subject to a 1% contingent deferred sales charge ("CDSC") if the investor redeems those shares within one year after purchase, as described in the Funds' prospectuses.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES

The prospectus describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors. The following information supplements descriptions in the prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs. For purposes of determining the availability of reduced sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

LETTERS OF INTENT

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms your intention as to the total investment to be made in Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Choosing a Share Class" in the Funds' prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" (below) if you advise the Trust of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Fund's transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the transfer agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund) that you own, calculated at their then current public offering price. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in a Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made. In addition, the Trust may request account statements if it is unable to verify your account information.

CONCURRENT PURCHASES

You may combine purchases of all classes of shares of two or more Funds in the Trust to qualify for a reduced initial sales charge according to the initial sales charge schedule set forth in the Prospectus. Shares of PBHG Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of PBHG
Cash Reserves Fund are excluded.

REINSTATEMENT PRIVILEGE

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund (except Class A or Class C shares of the PBHG Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Each Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares of any Fund within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

PAYMENTS TO DEALERS

Purchases of Class A Shares over $1,000,000. The Distributor may make the following payments to selected dealers of record of purchases of Class A shares totaling over $1,000,000:

            1% on amounts to $5 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

The Distributor may pay asset based sales commissions to dealers and institutions who sell Class C shares of a Fund at the time of such sale. Payments with respect to Class C shares will equal with respect to Equity and Fixed Income categories of Funds and PBHG Cash Reserves Fund, 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class C Distribution Plan and Service Plan. See "The Distributor."

PURCHASES OF CLASS C SHARES

Class C shares of each Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within twelve months.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

MINIMUM INVESTMENT

The minimum initial investment in each Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25. Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. The price per share you will pay to invest in a Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class C shares and Class A shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds. Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCS APPLICABLE TO REDEMPTIONS OF CLASS A SHARES

A CDSC applies to purchases of $1 million or more of Class A shares of each Fund that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

    o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

    o on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

    o on exchanges of shares of certain other Funds (see "Purchases, Redemptions and Pricing of Shares - Exchange Privileges");

    o on purchases subject to the reinstatement privilege (see "Purchases, Redemptions and Pricing of Shares - Class A Purchasers Eligible for Reductions of Initial Sales Charges"); or

    o on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

CDSC APPLICABLE TO REDEMPTIONS OF CLASS C SHARES

Class C shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the contingent deferred sales charge of 1% if the shares are redeemed in the first year of purchase. No contingent deferred sales charge will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased, (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares, or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares.

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

The CDSC on Class C shares may be waived in certain circumstances, as described in the Funds' prospectuses.

CDSC EXCEPTIONS FOR PURCHASES OF CLASS C SHARES

The CDSC on Class C shares may be waived:

    o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

    o upon the death or post-purchase disability of the shareholder or plan participant;

    o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

    o on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan;

    o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

REDEMPTION FEES

The PBHG Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The PBHG Cash Reserves Fund does not charge a redemption/ exchange fee. See the Prospectus for details of the redemption/exchange fee.

REDEMPTION BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described herein, contact your broker-dealer or financial advisor. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same Class of the other Funds of the Trust currently available to the public.

Generally, you may exchange your shares for shares of the same class of other Funds at net asset value. Class A shares of any Fund in the Equity Funds category may be exchanged for Class A shares of any other Fund at relative net asset value without payment of sales charges. Class A shares of the Fixed Income Funds or PBHG Cash Reserves Fund may be exchanged for Class A shares of any other Fund and the exchange will be made at: (1) the public offering price if the PBHG Cash Reserves Fund shares are being exchanged for Class A share of another Fund (unless the exchanged PBHG Cash Reserves Fund shares were originally acquired in an exchange from another Fund where an initial sales charge was applied); (2) net asset value if the shares of a Fixed Income Fund or the PBHG Cash Reserves Fund being exchanged were acquired upon an exchange of a Fund in the Equity Funds category; and (3) the difference in sales charge will apply if shares of a Fund in the Equity Funds category are being acquired upon exchange of shares of a Fixed Income Fund. See "Purchases and Redemptions of Shares - Initial Sales Charges - Class A Shares."

EXCHANGE OF SHARES SUBJECT TO A CDSC

If you exchange shares that are subject to a contingent deferred sales charge, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the contingent deferred sales charge, depending upon when you originally purchased the shares. For purposes of computing the contingent deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty
(60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT ARRANGEMENTS

A variety of retirement plans, including traditional IRAs, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k) plans, SEP-IRAs, self-employed "Keogh" plans, and employer-sponsored retirement plans, such as 401(k), profit-sharing, money purchase pension, 403(b) and 457 plans, may be invested in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from certain retirement plans. In general, if you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 per year (during 2005-2007) of your earned income in any of the Funds and you also may invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. If you will attain age 50 or older by the end of the year, you may contribute an additional $500 ($1,000 in 2006 and thereafter) to an IRA. The IRA contribution limits may be reduced by your contributions to other arrangements, such as a Roth IRA. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

The current $4,000 annual contribution limit that applies to Traditional and Roth IRAs will increase to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments. In addition, individuals age 50 and over may make an additional $500 catch-up contribution to a Traditional or Roth IRA for 2005. In 2006, the annual catch-up contribution limit will increase to $1,000. The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SIMPLE IRA or SIMPLE 401(k): An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions. "SIMPLE" stands for "Savings Incentive Match Plan for Employees."

(4) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(5) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(6) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(7) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most tax-exempt organizations and public schools.

(8) 457 PLANS. Section 457 plans are deferred compensation plans which may be available to employees of governmental employers, or to certain employees of tax-exempt organizations.

The legal and tax requirements applicable to IRAs and retirement plans are complex, and the information provided herein does not constitute legal or tax advice. Before participating in an IRA or a retirement plan, you should consult with your personal tax advisor.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAs") (formerly Education IRAs). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer or financial advisor.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. Each Fund (other than the Cash Reserves Fund) that reaches a certain asset size will have its net asset value per share listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the Liberty Ridge Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the Liberty Ridge Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Liberty Ridge Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Liberty Ridge Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the "Income Requirement");
(ii) at the close of each quarter of the Fund's taxable year, (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (B) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies)or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((A) and (B) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the RIC in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company's income be derived directly from interest that is exempt from state tax. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

If a shareholder (a) incurs a sales charge in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on the disposition after such adjustments.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. For this purpose, effective for taxable years of Heitman REIT Fund beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of an interest in a REIT in which foreign persons have, at any time during the five-year period ending on the date of the sale or exchange, held 50% or more of the total value of the REIT's stock will be treated as income effectively connected with a U.S. trade or business and will be subject to income tax. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 27, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                              FINANCIAL STATEMENTS

PWC located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent registered public accounting firm for the Trust. PWC provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2005 and the report of the independent registered public accounting firm for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2005. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information.

The financial statements in the Trust's Annual Report noted above for each Fund have been audited by PWC and are incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification codes maintained by Bloomberg L.P.

                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

                             PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) Moody's applies numerical modifiers 1, 2, and 3 in each rating or minus (-) classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.  (...)       (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
                  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

                  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  o Leading market positions in well-established industries.

                  o High rates of return on funds employed.

                  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  o Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.

                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+ "to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                 Default.  Denotes actual or imminent payment default.

NOTES

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

         Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                    EXHIBIT A

                                   PBHG FUNDS

                           PBHG INSURANCE SERIES FUND

PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the PBHG Funds and the PBHG Insurance Series Fund (collectively, "PBHG" or "PBHG Funds") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). PBHG recognizes that proxies have an economic value and in voting proxies, PBHG seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, PBHG generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective PBHG portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a PBHG Fund that invests in voting securities. If an investment adviser to a PBHG Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets.

PBHG's Guidelines as they relate to certain common proxy proposals are summarized below along with PBHG's usual voting practice. As previously noted, an adviser or sub-adviser to PBHG will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Election of the Board of Directors

We generally vote FOR proposals: (1) asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors;
(2) that repeal classified boards and seek to elect all directors annually; (3) to restore shareholder ability to remove directors with or without cause; (4) that permit shareholders to elect directors to fill board vacancies; (5) that seek to fix the size of the board; and (6) asking that a majority or more of directors be independent.

     o We generally vote AGAINST proposals: (1) requiring directors to own a minimum amount of company stock; (2) limiting the tenure of outside directors; (3) to classify the board; (4) that provide that directors may be removed only for cause; (5) that provide that only continuing directors may elect replacements to fill board vacancies; (6) that give management the ability to alter the size of the board without shareholder approval; and (7) requiring two candidates per board seat.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals requiring that the positions of chairman and CEO be held separately; (3) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; (4) votes in contested elections of directors; and (5) proposals that establish or mend director qualifications.

     o (1) Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Approval of Independent Auditors

     o We generally vote FOR proposals: (1) to ratify the selection of auditors and (2) asking for reasonable audit firm rotation.

     o We generally vote AGAINST a proposal to ratify the selection of an auditor if the auditor is deemed to not be independent, fees for non-audit services are excessive or there is reason to believe that an independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o We will evaluate on a case-by-case basis proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Rights

     o We generally vote FOR proposals: (1) that remove restrictions on the right of shareholders to act independently of management; (2) to allow or make easier shareholder action by written consent; (3) to lower supermajority shareholder vote requirements; and (4) giving the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals: (1) to restrict or prohibit shareholder ability to call special meetings; (2) to restrict or prohibit shareholder ability to take action by written consent; (3) to require a supermajority shareholder vote; and (4) giving the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals that adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

     o We generally vote for proposals: (1) to adopt confidential voting; (2) by management to change the date/time/location of the annual meeting;
         (3) that ask a company to submit its poison pill for shareholder ratification; (4) to opt out of control share acquisition statutes; (5) to restore voting rights to the control shares; and (6) to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o We generally vote AGAINST proposals: (1) to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders to change the date/time/location of the annual meeting; (3) that eliminate cumulative voting; (4) to amend the charter to include control share acquisition provisions; and (5) that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

     o We will evaluate on a case-by-case basis: (1) bundled or conditioned proxy proposals; (2) votes to reimburse proxy solicitation expenses;

         (3) votes on advance notice proposals; (4) votes to restore or permit cumulative voting; (5) votes to redeem or ratify a company's poison pill; and (6) proposals to opt in or out of state takeover statutes.

Corporate Governance

     o We generally vote for proposals: (1) to amend bylaws or charters for housekeeping changes; and (2) for reincorporation.

     o We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

Capital Structure

     o We generally vote FOR proposals to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split;
         (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and
         (7) create a new class of non-voting or sub-voting common stock.

     o We generally vote against proposals: (1) at companies with dual-class capital structures to increase the number of authorized shares that has superior voting rights; (2) to authorize the creation of new classes of blank check preferred stock; (3) to increase the number of blank check preferred stock; and (4) to create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) to increase the number of shares of common stock authorized for issue; (2) to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) that seek preemptive rights; (4) of a debt restructuring plan; (5) on the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) on "going private" transactions; (9) regarding private placements; and (10) on recapitalizations.

Executive and Director Compensation

     o We generally vote FOR proposals: (1) that seek additional disclosure of executive and director pay information; (2) to have golden and tin parachutes submitted for shareholder ratification; (3) that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) to implement a 401(k) savings plan for employees; (5) for plans which provide a dollar-for-dollar cash for stock exchange; (6) to eliminate retirement plans for non-employee directors; (7) regarding OBRA-Related Compensation; (8) to put option repricings to a shareholder vote; and
         (9) asking the company to expense stock options.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

     o We will evaluate on a case-by-case basis proposals: (1) with respect to compensation plans; (2) seeking approval to reprice options; (3) on employee stock purchase plans; (4) that ratify or cancel golden or tin parachutes; (5) which provide an option of taking all or a portion of cash compensation in the form of stock; (6) for plans which do not provide a dollar-for-dollar cash for stock exchange; (7) advocating the use of performance-based stock options; and (8) all other shareholder proposals regarding executive and director pay.

Mergers and Corporate Restructurings

     o We generally vote FOR proposals to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals to that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) on mergers and acquisitions; (2) on spin-offs; (3) on asset sales; (4) on asset purchases; (5) on liquidations; (6) on joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

     o We generally vote FOR proposals: (1) that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) that report on a company's involvement in spaced-based weaponization; (4) on the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

     o We generally vote AGAINST proposals: (1) to completely phase out genetically modified ingredients (GMOs) from the company's products;
         (2) seeking a report on the health and environmental effects of GMOs;
         (3) requesting reports on a company's policies aimed at curtailing gun violence; (4) seeking stronger tobacco product warnings; (5) prohibiting investment in tobacco equities; (6) asking the company to affirm political nonpartisanship in the workplace; (7) to report or publish in newspapers the company's political contributions; (8) disallowing or restricting the company from making political contributions; (9) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (10) implementing the China Principles; (11) requesting reports on foreign military sales or offsets; (12) requesting a company to cease production of nuclear weapons; and (13) seeking reports on the diversity efforts of suppliers and service providers.

     o We will evaluate on a case-by-case basis proposals: (1) to phase out the use of animals in product testing; (2) asking the company to implement price restraints on pharmaceutical products; (3) to label GMOs voluntarily; (4) requesting reports outlining the steps necessary to eliminate GMOs; (5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting reports outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) to adopt the CERES Principles; (9) to adopt a comprehensive recycling strategy; (10) to invest in renewable energy sources; (11) to review ways to link executive compensation to social factors; (12) on requests for reports detailing the company's operations in a particular country and steps to protect human rights; (13) implementing certain human rights standards; (14) to endorse or increase activity on the MacBride Principles; (15) asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; and (17) to amend the company's EEO policy to include sexual orientation.

OTHER SITUATIONS

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable PBHG Fund and its shareholders.

CONFLICTS OF INTEREST

PBHG recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a PBHG Fund, the PBHG Funds themselves will not have a conflict of interest with fund shareholders in the voting of proxies. PBHG expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective PBHG Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

PBHG will fully comply with all applicable disclosure obligations under the Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. PBHG Fund website, SEC web site, and toll free phone number).

     o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how PBHG voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

PBHG will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

PBHG will respond to all requests for guideline descriptions or proxy records within three business days of such request.

MAINTENANCE OF PROXY VOTING RECORDS

PBHG's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a PBHG Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to PBHG will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

DATED: JUNE 2003

                                    EXHIBIT B

                 ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES

                           LIBERTY RIDGE CAPITAL, INC.
                               PROXY VOTING POLICY

Introduction

Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

Proxy Oversight Committee

Liberty Ridge Capital has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

     o Approving Liberty Ridge Capital's Proxy Voting Policy (the "Policy") and related Procedures;

     o   Reviewing reports of proxy votes cast;

     o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;

     o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;

     o   Reviewing the proxy voting policies of sub-advisers;

     o Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

Summary of Proxy Voting Guidelines

Liberty Ridge Capital's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

Board of Directors

     o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

     o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors; (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval;
         (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

Approval of Independent Auditors

     o We generally vote FOR proposals seeking to ratify the selection of auditors.

     o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

     o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

     o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

     o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

     o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

     o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

     o We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

Capital Structure

     o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

     o We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
         (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

Executive and Director Compensation

     o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive;
         (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws;
         (9) seeking to put option repricings to a shareholder vote; and (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only;
         (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and (4) requesting retirement plans for non-employee directors.

     o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

     o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

     o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

     o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

     o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources;
         (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflict of Interest Identification and Resolution

Liberty Ridge Capital seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Liberty Ridge Capital has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Liberty Ridge Capital may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

     o Companies with whom Liberty Ridge Capital has a material business relationship;

     o Companies where a Liberty Ridge Capital employee, or spouse of a Liberty Ridge Capital employee, is a senior officer or director or has a material business relationship;

     o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

-- 1 In this context, we are referring to all matters that may give rise to a potential material conflict for Liberty Ridge Capital, including those related to the business activities of its advised and sponsored mutual fund family.

Disclosure to Clients

Liberty Ridge Capital's Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital will provide clients a copy of the complete Policy. Liberty Ridge Capital will also provide to clients, upon request, information on how their securities were voted.

Dated: 2/2004

                             PROXY VOTING PROCEDURES

Reconciliation Process

Upon Liberty Ridge Capital's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Liberty Ridge Capital's records. Because Liberty Ridge Capital is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Liberty Ridge Capital no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

Voting Identified Proxies

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Liberty Ridge Capital of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Liberty Ridge Capital is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Liberty Ridge Capital may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Liberty Ridge Capital is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Liberty Ridge Capital may be unable or may determine not to vote a proxy are as follows:
(1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Voting Procedure

The Proxy Voting Clerk generally votes proxies, as follows:

     (p) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

     (q) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

     (r) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

     (s) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

     (t) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

     (u) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

     (v) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

     (w) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

     (x) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

     o   These policy and procedures, and any amendments thereto;

     o   Each proxy statement (maintained on a third party automated system);

     o Record of each vote cast (maintained on a third party automated system);

     o Documentation, if any, created by Liberty Ridge Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;

     o Various reports prepared according to the above procedures; and o Each written client request for information and a copy of any written response by Liberty Ridge Capital to a client's written or oral request for information.

Dated: 2/2004

ANALYTIC INVESTORS

PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Record keeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

     o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

     o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

     o   Records of votes cast on behalf of clients

     o   Records of written client requests for voting information

     o Records of written responses from Analytic Investors to both written and verbal client requests

     o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

                       Heitman Real Estate Securities LLC
                      Proxy Voting Policies and Procedures

Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman's general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting                                                         For
Adoption of Anti-greenmail charter of bylaw amendments                                  For
Amend bylaws or charters for housekeeping changes                                       For
Elect Directors annually                                                                For
Fix the size of the Board                                                               For
Give Board ability to amend bylaws in addition to Shareholders                          For
Lower supermajority Shareholder vote requirements                                       For
Ratify Auditors                                                                         For
Require Majority of Independent Directors                                               For
Require Shareholder approval of Golden or Tin Parachutes                                For
Restore or Provide Shareholders with rights of appraisal                                For
Restore Shareholder ability to remove directors with our without cause                  For
Seek reasonable Audit rotation                                                          For
Shareholders' Right to Act independently of management                                  For
Shareholders' Right to Call Special Meeting                                             For
Shareholders' Right to Act by Written Consent                                           For
Stock Repurchase Plans                                                                  For
Stock Splits                                                                            For
Submit Poison Pill for Shareholder ratification                                         For
Blank Check Preferred Stock                                                             Against
Classified Boards                                                                       Against
Dual Classes of Stock                                                                   Against
Give Board exclusive authority to amend bylaws                                          Against
Limited Terms for Outside Directors                                                     Against
Payment of Greenmail                                                                    Against





                                      119


Provide Management with authority to adjourn an annual or special meeting               Against
Require Director Stock Ownership                                                        Against
Restrict or Prohibit Shareholder ability to call special meetings                       Against
Supermajority Vote Requirement                                                          Against
Supermajority Provisions                                                                Against
Adopt/Amend Stock Option Plan                                                           Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                                Case-by-Case
Approve Merger/Acquisition                                                              Case-by-Case
Authorize Issuance of Additional Common Stock                                           Case-by-Case
Consider Non-financial Effects of Merger                                                Case-by-Case
Director Indemnification                                                                Case-by-Case
Election of Directors                                                                   Case-by-Case
Fair Price Requirements                                                                 Case-by-Case
Issuance of authorized Common Stock                                                     Case by Case
Limitation of Executive/Director Compensation                                           Case-by-Case
Reincorporation                                                                         Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                                   Case-by-Case
Spin-Offs                                                                               Case-by-Case
Shareholder proposal to redeem Poison Pill                                              Case-by-Case
Social and Environmental Issues                                                         Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the "Proxy Committee"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

(a) Heitman's Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

(b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

(c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

(d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

(e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

(f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

(g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Proxy Committee's determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a "Proxy Committee Report");

(h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

   o      These policies and procedures, and any amendments thereto;

   o      Each proxy statement (maintained on the ISS website);

   o Record of each vote cast and each abstention (maintained on the ISS website);

   o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

   o Any other reports or memorializations prepared according to the above procedures; and

   o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.


July, 2003

ISS PROXY VOTING

GUIDELINES

SUMMARY

The following is a condensed version of all proxy-voting recommendations contained in The ISS Proxy Voting Manual.

1.       OPERATIONAL ITEMS
ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o   Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2.       BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who: o Attend less than 75 percent of the board and committee meetings without a valid excuse.

     o   Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o   Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     o   Majority of independent directors on board

     o   All-independent key committees

     o   Committee chairpersons nominated by the independent directors

     o   CEO performance reviewed annually by a committee of outside directors

     o   Established governance guidelines

     o   Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.       PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry; management's track record

     o   Background to the proxy contest

     o   Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.       MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o   Purchase price

     o   Fairness opinion

     o   Financial and strategic benefits

     o   How the deal was negotiated

     o   Conflicts of interest

     o   Other alternatives for the business

     o   Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Impact on the balance sheet/working capital

     o   Potential elimination of diseconomies

     o   Anticipated financial and operating benefits

     o   Anticipated use of funds

     o   Value received for the asset

     o   Fairness opinion

     o   How the deal was negotiated

     o   Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o   Dilution to existing shareholders' position o Terms of the offer

     o   Financial issues

     o   Management's efforts to pursue other alternatives

     o   Control issues

     o   Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o   The reasons for the change

     o   Any financial or tax benefits

     o   Regulatory benefits

     o   Increases in capital structure

     o   Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o   Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o   Offer price

     o   Fairness opinion

     o   How the deal was negotiated

     o   Changes in corporate governance

     o   Change in the capital structure

     o   Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     o   Tax and regulatory advantages

     o   Planned use of the sale proceeds

     o   Valuation of spin-off

     o   Fairness opinion

     o   Benefits to the parent company

     o   Conflicts of interest

     o   Managerial incentives

     o   Corporate governance changes

     o   Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.       STATE OF INCORPORATION
CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o   Cash compensation, and

     o   Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o   Historic trading patterns

     o   Rationale for the repricing

     o   Value-for-value exchange

     o   Option vesting

     o   Term of the option

     o   Exercise price

     o   Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o   Purchase price is at least 85 percent of fair market value

     o   Offering period is 27 months or less, and

     o   Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o   Purchase price is less than 85 percent of fair market value, or

     o   Offering period is greater than 27 months, or

     o   VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS
(OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o   Whether the proposal mandates that all awards be performance-based

     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o   The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

9.       SOCIAL AND ENVIRONMENTAL ISSUES
CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o   The degree that competitors are using animal-free testing.

     o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o   Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     o   Whether the company already limits price increases of its products

     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     o   The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o   The costs and feasibility of labeling and/or phasing out

     o The nature of the company's business and the proportion of it affected by the proposal

     o The proportion of company sales in markets requiring labeling or GMO-free products

     o   The extent that peer companies label or have eliminated GMOs

     o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling

     o   Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o   The extent that peer companies have eliminated GMOs

     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its subprime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o   Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

     o   Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o   The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o   Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o   Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

     o   The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

     o   The percentage of the company's business affected

     o   The feasibility of a spin-off

     o   Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     o   Whether there are publicly available environmental impact reports;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     o   The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o   Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o   The company's level of disclosure lags that of its competitors, or

     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o   The nature of the company's business and the percentage affected

     o   The extent that peer companies are recycling

     o   The timetable prescribed by the proposal

     o   The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     o   The nature of the company's business and the percentage affected

     o The extent that peer companies are switching from fossil fuels to cleaner sources

     o   The timetable and specific action prescribed by the proposal

     o   The costs of implementation

     o   The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o   The relevance of the issue to be linked to pay

     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay

     o Violations or complaints filed against the company relating to the particular social performance measure

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o   Independence of the compensation committee

     o   Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o   The nature and amount of company business in that country

     o   The company's workplace code of conduct

     o   Proprietary and confidential information involved

     o   Company compliance with U.S. regulations on investing in the country

     o   Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     o   Agreements with foreign suppliers to meet certain workplace standards

     o   Whether company and vendor facilities are monitored and how

     o   Company participation in fair labor organizations

     o   Type of business

     o   Proportion of business conducted overseas

     o   Countries of operation with known human rights abuses

     o Whether the company has been recently involved in significant labor and human rights controversies or violations

     o   Peer company standards and practices

     o   Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations

     o   The company has no recent human rights controversies or violations, or

     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o   Company compliance with or violations of the Fair Employment Act of
         1989

     o Company antidiscrimination policies that already exceed the legal requirements

     o   The cost and feasibility of adopting all nine principles

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     o   The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     o   The level of the company's investment in Northern Ireland

     o   The number of company employees in Northern Ireland

     o   The degree that industry peers have adopted the MacBride Principles

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o   Whether the company has in the past manufactured landmine components

     o   Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o   What weapons classifications the proponent views as cluster bombs

     o Whether the company currently or in the past has manufactured cluster bombs or their components

     o   The percentage of revenue derived from cluster bomb manufacture

     o   Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o   The information is already publicly available or

     o   The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business or

     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o   The degree of board diversity

     o   Comparison with peer companies

     o   Established process for improving board diversity

     o   Existence of independent nominating committee

     o   Use of outside search firm

     o   History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o The company has well-documented equal opportunity programs o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o   The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o   The composition of senior management and the board is fairly inclusive

     o The company has well-documented programs addressing diversity initiatives and leadership development

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     o Whether the company's EEO policy is already in compliance with federal, state and local laws

     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     o   The industry norm for including sexual orientation in EEO statements

     o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.      MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o   Board structure

     o   Director independence and qualifications

     o   Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o   Past performance as a closed-end fund

     o   Market in which the fund invests

     o   Measures taken by the board to address the discount

     o   Past shareholder activism, board activity

     o   Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Past performance relative to its peers

     o   Market in which fund invests

     o   Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o   Strategy of the incumbents versus the dissidents

     o   Independence of directors

     o   Experience and skills of director candidates

     o   Governance profile of the company

     o   Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Proposed and current fee schedules

     o   Fund category/investment objective

     o   Performance benchmarks

     o   Share price performance compared to peers

     o   Resulting fees relative to peers

     o   Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Stated specific financing purpose

     o   Possible dilution for common shares

     o   Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Potential competitiveness

     o   Regulatory developments

     o   Current and potential returns

     o   Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o   The fund's target investments

     o   The reasons given by the fund for the change

     o   The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Political/economic changes in the target market

     o   Consolidation in the target market

     o   Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   Potential competitiveness

     o   Current and potential returns

     o   Risk of concentration

     o   Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o   Strategies employed to salvage the company

     o   The fund's past performance

     o   Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o   The degree of change implied by the proposal

     o   The efficiencies that could result

     o   The state of incorporation

     o   Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o   Regulations of both states

     o   Required fundamental policies of both states

     o   Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o   Fees charged to comparably sized funds with similar objectives

     o   The proposed distributor's reputation and past performance

     o   The competitiveness of the fund in the industry

     o   Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o   Resulting fee structure

     o   Performance of both funds

     o   Continuity of management personnel

     o   Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o   Performance of the fund's NAV

     o   The fund's history of shareholder relations

     o   The performance of other funds under the advisor's management.

                        THOMPSON, SIEGEL & WALMSLEY, INC.

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

     o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
         Election of Directors and Approval of Independent Auditors.

     o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

     o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

Proxy Voting Process:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

     o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

     o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

     o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

     o   All proxies will be voted solely in the interest of clients.

     o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

     o All tender offers are reviewed and treated in a similar manner. Proxy Voting Records & Reports

     o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
         (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

     o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

                        PACIFIC FINANCIAL RESEARCH, INC.

                       PROXY VOTING POLICY AND PROCEDURES

I.       INTRODUCTION

         Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires every federally registered investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. In addition, the rule requires advisers to provide a concise summary of their proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the rule requires that advisers disclose to their clients how they may obtain information on how the adviser voted their proxies.

         As an investment adviser with fiduciary responsibilities to its clients, Pacific Financial Research, Inc. ("PFR") assumes a responsibility to vote proxies in the best interest of its clients. PFR follows these Policies and Procedures ("guidelines") unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

         These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. To the extent issues are not covered by these guidelines, PFR will vote proxies in its absolute discretion based on an evaluation of what it believes to be in the best long-term economic interest of its clients.

II.      PROXY VOTING GUIDELINES

         Generally, PFR will vote proxies as follows:

         A.       Management Proposals

         In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         o Election of directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis);

         o        Approval of independent registered public accounting firm;

         o        Executive compensation plans;

         o        Corporate structure; and

         o        Limiting directors' liability

         However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

         o        Proposals to stagger board members' terms;

         o Proposals to limit the ability of shareholders to call special meetings;

         o        Proposals to require super majority votes;

         o Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         o        Proposals to implement "poison pill" provisions; and

         o        Proposals to implement "fair price" provisions.

         B.       Shareholder Proposals

         At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

III.     PROXY REVIEW PROCESS

         Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

         If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, PFR will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file. Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

IV.      CONFLICTS OF INTEREST

         PFR's interests may, in certain proxy voting situations, be in conflict with the interests of its clients. PFR may have a conflict, for example, if a company that is soliciting a proxy is a client of PFR or is a major vendor for PFR. PFR may also have a conflict if PFR personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates. "Routine" proxy proposals, such as uncontested elections of directors, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, if PFR's Corporate Counsel (who also serves as PFR's CCO) believes that a conflict of interest may exist, she may consult with PFR's outside counsel to determine whether such proposals involve a material conflict of interest.

         If a proposal is determined to involve a material conflict of interest, PFR may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for PFR's vote. Other possible resolutions may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) designating a person or committee to vote that has no knowledge of any relationship between PFR and this issuer, its officers or directors, director candidates, or proxy proponents;
(iii) voting in proportion to other shareholders; or (iv) voting in other ways that are consistent with PFR's obligation to vote in its clients' best interests. In the case of Clipper Fund, Inc., any proxy votes involving a material conflict of interest will be presented to the Fund's Board of Directors for ratification at its next quarterly meeting.

V.       RECORD KEEPING

         Pursuant to paragraph (c)(2) of Rule 204-2 under the Investment Advisers Act of 1940, as amended, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office: (i) PFR's proxy policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes PFR cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for voting information and PFR's response to such requests (whether such request was oral or in writing); and (v) any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.


         To assist with the proxy voting process, PFR uses ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks, and provides record-keeping and disclosure services.

VI.      HOW TO OBTAIN A PROXY VOTING REPORT

         Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's offices at 1-310-247-3939. The report will be provided free of charge. In addition, a copy of these policies and procedures is available on PFR's website at www.pfr.biz.

         PFR will ensure that Part II of Form ADV is updated as necessary to reflect (i) all material changes to the Proxy Voting Policy and Procedures; and
(ii) information about how clients may obtain information about how PFR voted their securities.


APPROVED:         JULY 23, 2003
AMENDED:          MAY 5, 2005

                         DWIGHT ASSET MANAGEMENT COMPANY

                        PROXY VOTING POLICY AND PROCEDURE

Dwight Asset Management Company ("Dwight") is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act ("ERISA") with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

Proxy Oversight Committee

Dwight has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Head of Credit and the General Counsel. The Committee is primarily responsible for:

     o   Approving Dwight's Proxy Voting Policy and Procedure.

     o Reviewing proxy voting requests and determining the appropriate response.

     o Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.

     o   Reporting to management on a periodic basis.

The Committee has also authorized the Compliance Officer to coordinate, execute and maintain appropriate records related to the proxy voting process.

Proxy Voting Guidelines

Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client's written guidelines or instructions conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

Dwight's general proxy voting policy is described below along with Dwight's intended voting practices.

1. General: It is Dwight's policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

2. Management Proposals: In general, it is Dwight's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

        o  Election of Directors
        o  Approval of Independent Auditors
        o  Executive Compensation Plans
        o  Corporate Structure and Shareholder Rights

3. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

4. Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight's vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflicts of Interest

Occasions may arise during the voting process in which a client's financial interests conflict with Dwight's interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company's pension fund. If a conflict of interest exists, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

Dwight has charged its Compliance Officer with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Compliance Officer is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Compliance Officer is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Record keeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years in an easily accessible place, the first two years in its office:

    o Dwight's proxy voting policies and procedures, and any amendments thereto;
    o    Proxy statements received regarding client securities
    o    Records of votes cast on behalf of clients
    o    Records of written client requests for voting information
    o Records of written responses from Dwight to both written and verbal client requests

    o Any other documents prepared that were material to Dwight's decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report

Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Dwight's Compliance Officer at 100 Bank St., Suite 800, Burlington, VT 05401 /
(802) 862-4170.

August 2003

Wellington Management Company, LLP
Proxy Policies and Procedures

Dated:  March 1, 2005

------------------------------  ----------------------------------------------------------------------------------------------------
INTRODUCTION                    Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                                Wellington Management's PROXY VOTING GUIDELINES, attached as Exhibit A to these PROXY
                                POLICIES AND PROCEDURES, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington
                                Management has voting discretion.  While the PROXY VOTING GUIDELINES set forth general guidelines for voting proxies, each proposal is evaluated on its merits.  The vote entered on a client's behalf with respect to a particular proposal may differ from the
                                PROXY VOTING GUIDELINES.
------------------------------  ----------------------------------------------------------------------------------------------------
STATEMENT OF POLICIES           As a matter of policy, Wellington Management:

                                1.       Takes responsibility for voting client proxies only upon a client's written request.

                                2.       Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

                                3.       Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                                4.       Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                                5.       Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                                6.       Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                7.       Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

------------------------------  ----------------------------------------------------------------------------------------------------
                                8.       Provides all clients, upon request, with copies of these PROXY POLICIES AND
                                         PROCEDURES, the PROXY VOTING GUIDELINES, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                9.       Reviews regularly the voting record to ensure that proxies are voted in accordance with these PROXY POLICIES AND PROCEDURES and the PROXY VOTING
                                         GUIDELINES; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.
------------------------------  ----------------------------------------------------------------------------------------------------
RESPONSIBILITY AND                       Wellington Management has a Global Corporate Governance Committee, established by
OVERSIGHT                                action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written PROXY POLICIES AND PROCEDURES and its PROXY
                                         VOTING GUIDELINES, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington
                                         Management is the responsibility of the Global Corporate Governance Group within the
                                         Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.
------------------------------  ----------------------------------------------------------------------------------------------------
STATEMENT OF PROCEDURES                  Wellington Management has in place certain procedures for implementing its proxy voting policies.
                                ----------------------------------------------------------------------------------------------------
GENERAL PROXY VOTING                     AUTHORIZATION TO VOTE.  Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                         RECEIPT OF PROXY.  Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank.  If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington
                                         Management or its voting agent.  Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                                         RECONCILIATION.  To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                         RESEARCH. In addition to proprietary investment research undertaken by Wellington
                                         Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                         PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's PROXY VOTING GUIDELINES, and handled as follows:

                                         o   Generally, issues for which explicit proxy voting guidance is provided in the PROXY VOTING GUIDELINES (i.e., "For", "Against", "Abstain") are
                                             reviewed by the Global Corporate Governance Group and voted in accordance with the PROXY VOTING GUIDELINES.

                                         o   Issues identified as "case-by-case" in the PROXY VOTING GUIDELINES are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                                         o   Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                                         MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
                                         Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global
                                         Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global
                                         Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                                         If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate
                                         Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full
                                         Global Corporate Governance Committee should convene. Any Global Corporate
                                         Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

------------------------------           -------------------------------------------------------------------------------------------
OTHER CONSIDERATIONS                     In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                         SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.
                                         Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                         SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                         In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                         LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE
                                         COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington
                                         Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

------------------------------           -------------------------------------------------------------------------------------------
ADDITIONAL INFORMATION                   Wellington Management maintains records of proxies voted pursuant to Section
                                         204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee
                                         Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                                         Wellington Management's PROXY POLICIES AND PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its PROXY POLICIES AND PROCEDURES, including the PROXY VOTING GUIDELINES, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company, LLP
Proxy Voting Guidelines

Dated:  March 1, 2005

------------------------------           -------------------------------------------------------------------------------------------
INTRODUCTION                             Upon a client's written request, Wellington Management Company, LLP
                                         ("Wellington INTRODUCTION Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

                                         These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington
                                         Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington
                                         Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                                         Following is a list of common proposals and the guidelines on how Wellington
                                         Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

------------------------------           -------------------------------------------------------------------------------------------
VOTING GUIDELINES                        COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS


                                         o        Election of Directors:                                        For

                                         o        Repeal Classified Board (SP):                                 For

                                         o        Adopt Director Tenure/Retirement Age (SP):                    Against

                                         o        Minimum Stock Ownership by Directors (SP):                    Case-by-Case

                                         o        Adopt Director & Officer Indemnification:                     For

                                         o        Allow Special Interest Representation to Board (SP):          Against

                                         o        Require Board Independence (SP):                              For

                                         o        Require Board Committees to be Independent (SP):              For

                                         o        Require a Separation of Chair and CEO or Require a Lead       Case-by-Case
                                                  Director (SP):

                                         o     Boards not Amending Policies that are Supported by a             Withhold vote*
                                               Majority of Shareholders:

                                               * on all Directors seeking election the following year

                                         o        Approve Directors' Fees:                                      For

                                         o        Approve Bonuses for Retiring Directors:                       For

                                         o        Elect Supervisory Board/Corporate Assembly:                   For

                                         o        Elect/Establish Board Committee:                              For

                                         o        Majority Vote on Election of Directors (SP):                  Case-by-Case

                                         -------------------------------------------------------------------------------------------
                                         MANAGEMENT COMPENSATION

                                         o        Adopt/Amend Stock Option Plans:                               Case-by-Case

                                         o        Adopt/Amend Employee Stock Purchase Plans:                    For

                                         o        Approve/Amend Bonus Plans:                                    Case-by-Case

                                         o        Approve Remuneration Policy:                                  Case-by-Case

                                         o        Exchange Underwater Options:                                  Against

                                         o        Eliminate Golden Parachutes (SP):                             For

                                         o        Expense Future Stock Options (SP):                            For

                                         o        Shareholder Approval of All Stock Option Plans (SP):          For

                                         o        Shareholder Approval of Future Severance Agreements           For
                                                  Covering Senior Executives (SP):

                                         o        Recommend Senior Executives Own and Hold Company Stock, not   For
                                                  Including Options (SP):

                                         o        Disclose All Executive Compensation (SP):                     For

                                         -------------------------------------------------------------------------------------------
                                         REPORTING OF RESULTS

                                         o        Approve Financial Statements:                                 For

                                         o        Set Dividends and Allocate Profits:                           For

                                         o        Limit Non-Audit Services Provided by Auditors (SP):           For

                                         o        Ratify Selection of Auditors and Set Their Fees:              For

                                         o        Elect Statutory Auditors:                                     For

                                         o        Shareholder Approval of Auditors (SP):                        For

                                         -------------------------------------------------------------------------------------------
                                         SHAREHOLDER VOTING RIGHTS

                                         o        Adopt Cumulative Voting (SP):                                 Against

                                         o        Redeem or Vote on Poison Pill (SP):                           For

                                         o        Authorize Blank Check Preferred Stock:                        Against

                                         o        Eliminate Right to Call a Special Meeting:                    Against

                                         o        Increase Supermajority Vote Requirement:                      Against

                                         o        Adopt Anti-Greenmail Provision:                               For

                                         o        Restore Preemptive Rights:                                    Case-by-Case

                                         o        Adopt Confidential Voting (SP):                               For

                                         o        Approve Unequal Voting Rights:                                Against

                                         o        Remove Right to Act by Written Consent:                       Against

                                         o        Approve Binding Shareholder Proposals:                        Case-by-Case

                                         -------------------------------------------------------------------------------------------
                                         CAPITAL STRUCTURE

                                         o        Increase Authorized Common Stock:                             Case-by-Case

                                         o        Approve Merger or Acquisition:                                Case-by-Case

                                         o        Approve Technical Amendments to Charter:                      Case-by-Case

                                         o        Opt Out of State Takeover Statutes:                           For

                                         o        Consider Non-Financial Effects of Mergers:                    Against

                                         o        Authorize Share Repurchase:                                   For

                                         o        Authorize Trade in Company Stock:                             For

                                         o        Approve Stock Splits:                                         For

                                         o        Approve Recapitalization/Restructuring:                       For

                                         o        Issue Stock with or without Preemptive Rights:                For

                                         o        Issue Debt Instruments:                                       For

                                         -------------------------------------------------------------------------------------------
                                         SOCIAL ISSUES

                                         o        Endorse the Ceres Principles (SP):                            Case-by-Case

                                         o        Disclose Political and PAC Gifts (SP):                        For

                                         o        Require Adoption of International Labor
                                                  Organization's Fair   Case-by-Case
                                                  Labor Principles (SP):

                                         o        Report on Sustainability (SP):                                Case-by-Case

                                         -------------------------------------------------------------------------------------------
                                         MISCELLANEOUS

                                         o        Approve Other Business:                                       Abstain

                                         o        Approve Reincorporation:                                      Case-by-Case

                                         o        Approve Third Party Transactions:                             Case-by-Case

                                    EXHIBIT C
                               PENDING LITIGATION

PBHG Funds' prospectuses describe multiple lawsuits which have been filed against PBHG Funds, Liberty Ridge Capital and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the "MDL Litigation") in the U.S. District Court for the District of Maryland (the "MDL Court"). In addition, the Attorney General of the State of West Virginia ("WVAG") has filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the MDL Litigation and the WVAG Litigation, are referred to as the "Litigation").

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, If Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each sub-adviser of PBHG Funds except Wellington Management Company, LLP, from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

The designated lead plaintiffs in these cases filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: PBHG Funds; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge Capital, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the "1940 Act"); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorney's fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: PBHG Funds (as nominal defendant); the Trustees of PBHG Funds; Liberty Ridge Capital, Old Mutual Investment Partners, Old Mutual Fund Services and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds' adviser and distributor; rescinding PBHG Funds' management and other contracts with PBHG Funds' adviser, distributor and other defendants; rescinding PBHG Funds' 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds' adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorney's and experts' fees.

While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J.

Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG mutual Funds"); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund , PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large

Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of:
Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap FUND, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the "PBHG Mutual Funds", PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD
J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.

With respect to the WVAG Litigation, the WVAG complaint, filed on April 12, 2005 in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

                                    EXHIBIT D

                          PORTFOLIO MANAGER DISCLOSURE

                             AS OF DECEMBER 31, 2004

                            INVESTMENTS IN EACH FUND

                                                                                         DOLLAR RANGE OF INVESTMENTS
    NAME OF PORTFOLIO MANAGER      NAME OF FUND                                                  IN EACH FUND
    -------------------------      ------------                                           --------------------------
Samuel H. Baker                    PBHG Growth Fund                                           $10,001 - $50,000

Michael S. Sutton                  PBHG Large Cap Growth Fund                                 $100,001 - $500,000
                                   PBHG Large Cap Growth Concentrated Fund                    $100,001 - $500,000
                                   PBHG Select Growth Fund                                            0

James M. Smith                     PBHG Emerging Growth Fund                                  $10,001 - $50,000
                                   PBHG Technology & Communications Fund                              0
                                   PBHG Strategic Small Company Fund                          $50,001 - $100,000

Jerome J. Heppelmann               PBHG Focused Fund                                          $100,001 - $500,000
                                   PBHG Mid-Cap Fund                                          $100,001 - $500,000
                                   PBHG Large Cap Fund                                                0

James B. Bell, III                 PBHG Small Cap Fund                                                0
                                   PBHG Strategic Small Company Fund                                  0

Frank H. Reichel, III              TS&W Small Cap Value Fund                               Greater than $1 million

James H. Gipson                    Clipper Focus Fund                                                 0

Peter J. Quinn                     Clipper Focus Fund                                                 0

Michael C. Sandler                 Clipper Focus Fund                                                 0

Nugroho ("Dede") Soeharto          Clipper Focus Fund                                                 0

Kelly M. Sueoka                    Clipper Focus Fund                                                 0

                                                                                         DOLLAR RANGE OF INVESTMENTS
    NAME OF PORTFOLIO MANAGER      NAME OF FUND                                                  IN EACH FUND
    -------------------------      ------------                                           --------------------------
Bruce G. Veaco                     Clipper Focus Fund                                         $100,001-$500,000

Harindra de Silva                  Analytic Disciplined Equity Fund                                   0

Dennis M. Bein                     Analytic Disciplined Equity Fund                                   0

Greg McMurran                      Analytic Disciplined Equity Fund                           $10,001 - $50,000

Steven Sapra                       Analytic Disciplined Equity Fund                           $10,001 - $50,000

Timothy J. Pire, CFA               Heitman REIT Fund                                             $1 - $10,000

Randall E. Newsome                 Heitman REIT Fund                                                  0

Larry S. Antonatos                 Heitman REIT Fund                                                  0

David T. Kilborn                   Dwight Intermediate Fixed Income Fund                              0

Robert P. Clancy                   Dwight Intermediate Fixed Income Fund                              0

David T. Kilborn                   Dwight Short Term Fixed Income Fund                                0

Derrick M. Wulf                    Dwight Short Term Fixed Income Fund                                0

                      DESCRIPTION OF COMPENSATION STRUCTURE

LIBERTY RIDGE CAPITAL

         Liberty Ridge Capital seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals. For each portfolio manager, Liberty Ridge Capital's compensation structure includes the following components: base salary, annual bonus, annual cash payments relating to interests under a phantom equity plan, deferred profit sharing, and the ability to participate in a voluntary income deferral plan. Samuel H. Baker and James M. Smith also receive performance based compensation and Samuel H. Baker receives life and disability insurance in connection with their management of unregistered investment funds ("Liberty Ridge Private Funds"). Each of these components of compensation is described below.

o Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

o        Bonus. Each portfolio manager is eligible to receive an annual bonus.
         Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks (with respect to the Funds, the Funds' primary benchmarks are used, which are described in the prospectus) and are based on pre-tax performance over one, two and three year periods. A smaller portion of the bonuses is based on management's subjective evaluation of qualitative factors, which may include marketing and client service activities.

o Phantom Equity Plan. Each portfolio manager is eligible to receive equity incentives in the form of "phantom equity." Phantom equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of Liberty Ridge Capital, as if the portfolio managers were the owners of shares of Liberty Ridge Capital's common stock. Distribution of phantom equity units is subjectively determined by Liberty Ridge Capital's board of directors and phantom equity units vest over time, so as to create retention incentives.

o Deferred Profit Sharing. Subject to an initial service requirement, all employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan. Discretionary contributions are made on an annual basis and are subjectively determined at the sole discretion of Liberty Ridge Capital.

o Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

o Performance Based Compensation. Samuel H. Baker and James M. Smith , as portfolio managers of the Liberty Ridge Private Funds, are eligible to receive a fixed portion of any performance based fee earned by Liberty Ridge Capital as investment adviser to the Liberty Ridge Private Funds. The performance based fee is based on the pre-tax performance of the Liberty Ridge Private Funds.

o Insurance. Liberty Ridge Capital pays the premiums for life and disability insurance for Samuel H. Baker in connection with his role as portfolio manager of the Liberty Ridge Private Funds.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of Liberty Ridge Capital.

PACIFIC FINANCIAL RESEARCH, INC.

         Each portfolio manager is currently a principal of PFR. As a principal, each portfolio manager's compensation from PFR includes an annual salary (paid monthly) and participation in PFR's profits (paid throughout the year). The level of profit participation for a portfolio manager is primarily based on tenure with the firm, but also may be affected by contribution in the following areas: generating investment ideas for the portfolio, performing ongoing research on stocks in the portfolio, providing client servicing for separately managed accounts of the Adviser, and contributing to the overall management of the Adviser. PFR believes that the portfolio manager's compensation is based primarily on long-term performance rather than short-term considerations, as the profit element of compensation is significantly greater than the salary component, and the firm's profits are related principally to long-term account performance and client retention.

ANALYTIC INVESTORS, INC.

         Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

         Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. There is no difference in the determination of an employee's compensation structure based on services provided to the Fund and any other account managed by Analytic Investors.

DWIGHT ASSET MANAGEMENT COMPANY

     o Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending among other things on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired. For example, certain market sectors are covered by both senior and junior portfolio managers (more than 10 and less than 10 years of experience, respectively), and in such cases base salary of the senior portfolio manager would exceed that of the junior portfolio manager. In determining base salaries as well as overall compensation, Dwight evaluates independent industry information, which provides a level of objectivity in setting salary levels. Base salary is generally 50-80% of overall compensation.


     o Bonus. Each portfolio manager is eligible to receive an annual profit-sharing bonus, which generally represents 20-50% of overall compensation. The portion of bonus based on investment performance is approximately 70%. Performance is measured based on the excess returns generated by individual sector portfolio management teams over the prior year. The portion of bonus based on subjective criteria is approximately 30%. These components include teamwork, overall performance, and firm profitability.

HEITMAN REAL ESTATE SECURITIES LLC

         The portfolio managers are a part of the 21 senior employees of Heitman who hold a 50% equity interest in the business. The total compensation of the portfolio managers is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met. Compensation for the portfolio management team is aligned with the interests of Heitman's clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn form the profits of the enterprise. Bonuses for Heitman's investment professionals are determined according to: (a) performance versus benchmark (with respect to the Heitman REIT Fund, the Dow Jones Wilshire Real Estate Securities Index is used) , (b) performance versus peer group managers (selected from a broad array of real estate securities specialists from large, small and independent investment advisors), (c) stock selection ability, and (d) subjective review of performance. These measures are evaluated on a pre-tax basis over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary.

THOMPSON, SIEGEL & WALMSLEY, INC.

         For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

     o Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

     o Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that products area.

     o Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

     o Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

                             OTHER MANAGED ACCOUNTS

Certain of PBHG Funds' portfolio managers also manage other mutual funds for which Liberty Ridge Capital or a sub-adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Funds for which a portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account ("performance-based fees"), that information is specifically identified. Portfolio managers who do only manage a Fund or Funds are not included in the chart.

------------------------------------ ---------------------------------------------------------------------------------
     NAME OF PORTFOLIO                                     NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
          MANAGER                                           MANAGER AND TOTAL ASSETS IN EACH CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
Samuel H. Baker                      1 Registered Investment Companies with $47 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with
                                     $216.4 million in total assets under
                                     management, one of which charges a
                                     performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
Michael S. Sutton                    6 Registered Investment Companies with $117.6 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     44 Other Accounts with $153.6 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Jerome J. Heppelmann                 6 Registered Investment Companies with $104.9 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
James M. Smith                       2 Registered Investment Companies with $123.3 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $216.4 million in total assets under management, one of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
James B. Bell, III                   5 Registered Investment Companies with $146.9 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Frank H. Reichel, III                1 Registered Investment Company with $1.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     1 Other Pooled Vehicle with $18.2 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     66 Other Accounts with $1.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
James H. Gipson(1)                   4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     34 Other Accounts with $8.2 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Peter J. Quinn(1)                    4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     25 Other Accounts with $2.2 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Michael C. Sandler(1)                4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     36 Other Accounts with $3.1 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Nugroho ("Dede") Soeharto(1)         4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------

------------------------------------ ---------------------------------------------------------------------------------
     NAME OF PORTFOLIO                                     NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
          MANAGER                                           MANAGER AND TOTAL ASSETS IN EACH CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
Nugroho ("Dede") Soeharto(1)         16 Other Accounts with $853 million in total assets under management, 4 accounts
                                     ($157.6 million) of which charge a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
Kelly M. Sueoka(1)                   4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     15 Other Accounts with $1.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Bruce G. Veaco(1)                    4 Registered Investment Companies with $8.3 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     32 Other Accounts with $1.9 billion in total assets under management, two accounts
                                     ($74.9 million) of which charge a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
Harindra de Silva                    9 Registered Investment Companies with $973.4 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     16 Other Pooled Investment Vehicles with $1.1 billion in total assets under management, 10 accounts ($423.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
                                     22 Other Accounts with $928.2 billion in total assets under management, 6 accounts
                                     ($256.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
Dennis M. Bein                       9 Registered Investment Companies with $945.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     15 Other Pooled Investment Vehicles with $979.3 million in total assets under management, 10 accounts ($423.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
                                     20 Other Accounts with $761.3 billion in total assets under management, 6 accounts
                                     ($256.1 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
Greg McMurran                        2 Registered Investment Companies with $111.2 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $102.3 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     11 Other Accounts with $3.9 billion in total assets under management, 1 account
                                     ($3.6 billion) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
Steven Sapra                         8 Registered Investment Companies with $941.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     11 Other Pooled Investment Vehicles with $807.1 million in total assets under management, 7 accounts ($269.6 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------

------------------------------------ ---------------------------------------------------------------------------------
     NAME OF PORTFOLIO                                     NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
          MANAGER                                           MANAGER AND TOTAL ASSETS IN EACH CATEGORY
------------------------------------ ---------------------------------------------------------------------------------
Steven Sapra                         20 Other Accounts with $761.3 billion in
                                     total assets under management, 6 accounts
                                     ($256.1 million) of which charges a
                                     performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
Timothy J. Pire, CFA(2)              6 Registered Investment Companies with $203.8 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     6 Other Pooled Investment Vehicles with $364.7 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     3,997 Other Accounts with $1.97 billion in total assets under management,
                                     1 account ($62.7 million) of which charges a performance based fee.
------------------------------------ ---------------------------------------------------------------------------------
David T. Kilborn                     2 Registered Investment Companies with $402 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     6 Other Pooled Investment Vehicles with $14.9 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     4 Other Accounts with $3.7 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Robert P. Clancy                     1 Registered Investment Company with $7.0 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     3 Other Pooled Investment Vehicles with $1.7 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     5 Other Accounts with $1.1 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
Derrick M. Wulf                      1 Registered Investment Company with $395 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     2 Other Pooled Investment Vehicles with $12.6 billion in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------
                                     7 Other Accounts with $594 million in total assets under management.
------------------------------------ ---------------------------------------------------------------------------------

1 All of PFR's client accounts, including the Fund, are generally managed pursuant to the same core investment strategy and therefore are jointly managed by all of the Portfolio Managers. PFRs' core strategy comprises two composites, "Unconventional Value," which can hold unlimited cash, cash equivalents, and bonds, and "95+ Equity," which generally holds 5% or less in cash and cash equivalents. Each Portfolio Manager has additional investment discretion over certain client accounts (none of which are registered investment companies or other pooled investment vehicles) which are not included in either of these composites due to investment policy restrictions imposed by such clients.

2 "Other Accounts" includes 3,952 separate accounts managed in three wrap-fee programs and 45 other accounts.

                              CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Fund or other account. In managing the Funds, the portfolio managers may be presented with the following conflicts of interest:

     o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts. Liberty Ridge Capital seeks to mitigate these conflicts by having its portfolio managers focus on a distinct investment discipline and by reviewing composite performance for dispersion in investment performance among accounts within the same composites.

                  Dwight also believes that its investment process mitigates against such conflicts. Dwight assigns a portfolio manager to have overall responsibility for each account. Sector specialists are generally responsible for individual security selection within their sectors of the account. Overall policy for accounts is set at Dwight's Fixed Income Strategy Group level. Composite performance is reviewed for dispersion in investment performance among accounts within the same composites. Other sub-advisers may use different means to mitigate such conflicts.

     o The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including initial public offerings (IPOs), or devote more time, effort or attention, to such account. This is because performance based fees give Liberty Ridge Capital or a sub-adviser the opportunity to increase its advisory fee as a result of the account performing well, a portion of which may be paid to the portfolio manager. In addition, the portfolio managers of the Liberty Ridge Private Funds may have personal investments in the Liberty Ridge Private Funds, which could also incentivise those managers to allocate their best investment ideas to the Liberty Ridge Private Funds instead of the Funds that they manage. Liberty Ridge Capital attempts to manage these types of conflicts through its trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

                  Dwight in connection with its client accounts that charge a performance-based fee attempts to manage these types of conflicts through its trade allocation policies. Other sub-advisers may use different means to mitigate such conflicts.

     o Portfolio managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers' decisions with respect to purchasing or selling the same securities for the Funds. To mitigate this potential conflict of interest, the Adviser's and sub-advisers' Codes of Ethics require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer. The Codes of Ethics also requires portfolio managers to regularly report to the Adviser or sub-adviser the securities that the portfolio manager beneficially owns.

     o If a portfolio manager identifies an investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. The Adviser and sub-advisers have instituted trade allocation policies that attempt to treat all clients equitably in such an event.

     o Liberty Ridge Capital and the sub-advisers have discretion to select brokers for the execution of trades for the Funds, subject to their duty to seek best execution. However, other clients of Liberty Ridge Capital or the sub-advisers may direct Liberty Ridge Capital or the sub-advisers, respectively, to use certain brokers to execute transactions for such client's account. A conflict could result from Liberty Ridge Capital or a sub-adviser having to place separate, non-simultaneous transactions for a Fund and another account that could negatively affect the market price of the Fund security or the execution of the transaction.

                  To the extent possible, Heitman and PFR mitigate this conflict by attempting to "step-out" trades to satisfy client broker direction requests. Other sub-advisers may use different mans to mitigate such conflicts.

                                     PART C

                                OTHER INFORMATION

ITEM 22.  EXHIBITS

(a) Agreement and Declaration of Trust incorporated herein by reference to Post-Effective Amendment ("PEA") No. 47 filed May 8, 2001.

      (1) Amended Schedule A dated June 5, 2001 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 50 filed August 14, 2001.

      (2) Amended Schedule A dated August 9, 2001 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 50 filed August 14, 2001.

      (3) Amended Schedule A dated January 28, 2002 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 55 filed July 26, 2002.

      (4) Amended Schedule A dated April 1, 2003 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 56 and PEA No. 57 filed April 3, 2003.

      (5) Amended Schedule A dated May 15, 2003 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 59 filed May 16, 2003.

      (6) Amended Schedule A dated October 15, 2003 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 69 filed October 15, 2003.

      (7) Amended Schedule A dated July 8, 2004 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 77 filed October 19, 2004.

      (8) Amended Schedule A dated October 19, 2004 to Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 78 filed January 14, 2005.

(b)   Bylaws incorporated herein by reference to PEA No. 47 filed May 8, 2001.

      (1) Amended By-Laws executed February 18, 2004. Incorporated herein by reference to PEA No. 73 filed May 21, 2004.

(c)   Instruments Defining Rights of Security Holders.

      (1) Articles II, VI, VII and IX of the Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 47 filed May 8, 2001.

      (2) Article IV of the Bylaws. Incorporated herein by reference to PEA No. 47 filed May 8, 2001.

(d)   Investment Advisory Agreement.

      (1) Executed Investment Advisory Agreement dated July 11, 2001, by and between the Registrant, on behalf of each fund of the Registrant, and Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Incorporated herein by reference to PEA No. 51 filed October 29, 2001.

           (i) Amended Schedule A dated December 9, 2004 to the Investment Advisory Agreement dated July 11, 2001. Incorporated herein by reference to PEA No. 78 filed January 14, 2005.

           (ii) Amendment dated April 1, 2003 to Schedule A of the Investment Advisory Agreement by and between the Registrant, on behalf of PBHG Small Cap Value Fund (now known as TS&W Small Cap Value
                 Fund), and Pilgrim Baxter & Associates, Ltd. Incorporated herein by reference to PEA No. 56 filed April 3, 2003.

           (iii) Amendment dated May 15, 2003 to Schedule A of the Advisory Agreement by and between the Registrant, on behalf of PBHG Intermediate Fixed Income Fund (now known as Dwight Intermediate Fixed Income Fund), and Pilgrim Baxter & Associates, Ltd. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

      (2) Executed Investment Sub-Advisory Agreement dated July 11, 2001 by and among the Registrant, on behalf of the PBHG Cash Reserves Fund, Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP. Incorporated herein by reference to PEA No. 55 filed on July 26, 2002.

      (3) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund), Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

      (4) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Disciplined Equity Fund (now known as the Analytic Disciplined Equity Fund), Pilgrim

           Baxter & Associates, Ltd. and Analytic Investors, Inc. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

      (5) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG REIT Fund (now known as the Heitman REIT Fund), Pilgrim Baxter & Associates, Ltd. and Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

      (6) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Clipper Focus Fund (now known as Clipper Focus Fund), Pilgrim Baxter & Associates, Ltd. and Pacific Financial Research, Inc. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

      (7) Executed Investment Sub-Advisory Agreement dated May 7, 2003 by and among the Registrant, on behalf of PBHG Small Cap Value Fund (now known as TS&W Small Cap Value Fund), Pilgrim Baxter & Associates, Ltd. and Thompson, Siegel & Walmsley, LLC. Incorporated herein by reference to PEA No. 67 filed September 24, 2003.

      (8) Executed Investment Sub-Advisory Agreement by and among the Registrant, on behalf of PBHG Intermediate Fixed Income Fund (now known as the Dwight Intermediate Fixed Income Fund), Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company. Incorporated herein by reference to PEA No. 76 filed July 28, 2004.

(e)   Distribution Agreement.

      (1) Executed Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

(f)   Not Applicable

(g) Custodian Agreement. Custodian Agreement between the Registrant and Wachovia Bank, NA Incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

      (1) Schedule C dated July 14, 2003 to Custodian Agreement between the Registrant and Wachovia Bank, N.A. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

(h)   Other Material Contracts.

      (1) Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

           (i) Schedule A dated October 29, 2001 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 55 filed on July 26, 2002.

           (ii) Schedule A dated July 14, 2003 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

           (iii) Amendment to Administrative Services Agreement dated October 1, 2004 by and between the Registrant and Old Mutual Fund Services (formerly known as PBHG Fund Services). Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

      (2) Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Fund Resources (now known as SEI Investments Mutual Funds Services). Incorporated herein by reference to PEA No. 47 filed May 8, 2001.

           (i) Schedule A dated October 29, 2001 to the Sub-Administrative Services Agreement dated January 1, 2001. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

           (ii) Form of Amendment No. 1 to Sub-Administrative Services Agreement dated February 1, 2004. Incorporated herein by reference to PEA No. 76 filed July 28, 2004.

      (3) Executed Agency Agreement dated January 1, 1998 and Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 42 filed December 15, 2000.

           (i) Exhibit A dated October 29, 2001 to the Agency Agreement dated January 1, 1998. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

      (4) Executed Expense Limitation Agreement between Liberty Ridge Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 78 filed January 14, 2005.

           (i) Addendum to Expense Limitation Agreement between Liberty Ridge Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 78 filed January 14, 2005.

      (5) Executed Shareholder Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

      (6) Executed Shareholder Web Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

      (7) Service Plan for the Registrant's Class A and Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(i)   Consent of Counsel. Attached as Exhibit.

(j)   Consent of Auditors. Attached as Exhibit.

(k)   Not Applicable

(l) Letter from Philadelphia Life Insurance Company to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A.

(m)   Plan under Rule 12b-1.

      (1) Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

           (i) Amendment to Schedule A of Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

      (2) Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

      (3) Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(n) Rule 18f-3 Multiple Class Plan dated July 30, 2003, amended January 26, 2004. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(o)   Not Applicable

(p)   Code of Ethics.

      (1) Code of Ethics of Registrant. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

      (2) Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

      (3) Code of Ethics of Wellington Management Company LLP. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

      (4) Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

      (5) Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

      (6) Code of Ethics of Heitman Real Estate Securities LLC. Attached as Exhibit.

      (7) Code of Ethics of Pacific Financial Research, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

      (8) Code of Ethics of Thompson, Siegel & Walmsley, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

      (9) Code of Ethics of Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(q) Other: Trustees' Power of Attorney. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

ITEM 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 24.  INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

                                  ARTICLE VIII

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

      Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

      Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

                  (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

                  (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

         Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable

Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 25.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

The list required by this Item 25 of officers and directors of the investment adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment adviser and sub-advisers under the file numbers indicated in the table below:

Adviser/Sub-Adviser                            Advisers Act Registration Number
-------------------                            --------------------------------
Liberty Ridge Capital, Inc.                                 801-48872
Wellington Management Company, LLP.                         801-15908
Analytic Investors, Inc.                                    801-7082
Dwight Asset Management Company                             801-45304
Heitman Real Estate Securities LLC                          801-48252
Thompson, Siegel & Walmsley, Inc.                           801-6273
Pacific Financial Research, Inc.                            801-54352

ITEM 26. PRINCIPAL UNDERWRITERS

(a) Registrant's distributor, Old Mutual Investment Partners, which also "does business as" PBHG Fund Distributors, acts as distributor for Old Mutual Advisor Funds, PBHG Insurance Series Fund and the Registrant.

      The principal business address of each person named in the table below is Old Mutual Investment Partners, 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087

                                                                                Position and Offices with
Name                              Positions and Office with Underwriter         Registrant
----                              -------------------------------------         ----------
David J. Bullock                  Trustee, Chief Executive Officer              President

Michael W. Rose                   President                                     None

Mark E. Black                     Chief Financial Officer and Chief             Treasurer, Chief Financial Officer
                                  Administrative Officer                        and Controller

Lee T. Cummings                   Vice President                                Vice President

Andra C. Ozols                    Executive Vice President, General             Vice President and Secretary
                                  Counsel and Secretary

James F. Lummanick                Senior Vice President and Chief Compliance    None
                                  Officer

Michael W. Mathies                Vice President                                None

George Vogel                      Executive Vice President                      None

c.       None.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

     (b)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
          (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

          Wachovia Bank, NA (formerly, First Union National Bank)
          123 South Broad Street
          Philadelphia, PA 19109

     (c)  With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
          (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant's Sub-Administrator:

          SEI Investments Mutual Funds Services
          One Freedom Valley Road
          Oaks, PA 19456

     (d) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser or Sub-Advisers:

          Liberty Ridge Capital, Inc.
          1400 Liberty Ridge Drive
          Wayne, PA 19087

          Wellington Management Company, LLP
          75 State Street
          Boston, MA 02109

          Analytic Investors, Inc.
          500 South Grand Avenue
          23rd Floor
          Los Angeles, CA 90071

          Dwight Asset Management Company
          100 Bank Street
          Burlington, VT 05401

          Heitman Real Estate Securities LLC
          191 North Wacker Drive
          Suite 2500
          Chicago, IL 60606

          Thompson, Siegel & Walmsley, Inc.
          5000 Monument Ave.
          Richmond, VA 23230

          Pacific Financial Research, Inc.
          9601 Wilshire Blvd., Suite 800
          Beverly Hills, CA 90210-5291

ITEM 28.  MANAGEMENT SERVICES

None

ITEM 29.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 84 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this Township of Tredyffrin and Commonwealth of Pennsylvania on this 22nd day of July, 2005.

                                           PBHG FUNDS
                                           Registrant

                                           By: /s/ David J. Bullock
                                               --------------------------
                                               David J. Bullock
                                               President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 84 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                         Title                               Date
               ---------                         -----                               ----
                                   *
------------------------------------
John R. Bartholdson                         Trustee                             July 22, 2005

                                   *
------------------------------------
Jettie M. Edwards                           Trustee                             July 22, 2005

                                   *
------------------------------------
Albert A. Miller                            Trustee                             July 22, 2005

                                   *
------------------------------------
Leigh A. Wilson                             Trustee                             July 22, 2005

/s/ David J. Bullock                        Trustee and
------------------------------------        Chief Executive Officer             July 22, 2005
David J. Bullock

/s/ Mark Black                              Treasurer, Chief Financial
------------------------------------        Officer and Controller              July 22, 2005
Mark Black



                                            *By /s/ David J. Bullock
                                                --------------------------------
                                                 David J. Bullock
                                                 Appointed Attorney and Agent

                                  Exhibit Index


Exhibit No.            Exhibit
------------           -------
(i)                    Consent of Counsel.

(j)                    Consent of Auditors.

(p)(6)                 Code of Ethics of Heitman Real Estate Securities
                       LLC.